UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BITNILE HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

BITNILE HOLDINGS, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on November 23, 2022

We cordially invite you to attend the Annual Meeting of Stockholders of BitNile Holdings, Inc. (“BitNile” or the “Company”). Due to the continued public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location, date and time of the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held in a virtual meeting format only on Wednesday, November 23, 2022 at 9:00 A.M. Pacific Time. You will not be able to attend the Annual Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M6VN6FT. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Annual Meeting will be held for the following purposes:

•	To elect the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

•	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Class A Common Stock (the “Common Stock”) from 500,000,000 to 1,250,000,000;

•	To approve the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	To accelerate the vesting of certain unvested stock grants made in August of 2021 to current members of our board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American;

•	To approve the BitNile Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”); and

•	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the other proposals before the Annual Meeting.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on September 26, 2022, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about September 27, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 23, 2022:

This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/NILE for registered holders and http://www.edocumentview.com/NILE for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

September 23, 2022

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to BitNile Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	9
Information about the Nominees	9
Involvement in Certain Legal Proceedings	11
Family Relationships	12
Board Independence	12
Stockholder Communications with the Board	12
Meetings and Committees of the Board	12
Board Committees	12
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Ethics	14
Director Compensation	14
Required Vote and Board Recommendation	14
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2021	15
Fees Paid to Auditor	15
Pre-Approval Policies and Procedures	15
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	16
Required Vote and Board Recommendation	16
PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	17
Reasons for this Proposal	17
What does it mean to have a “say-on-pay” advisory vote?	17
Where can I find more information on executive compensation?	17
What are some of the performance and compensation highlights from 2021?	17
Required Vote and Board Recommendation	17
PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 1,250,000,000	18
Overview	18
Outstanding Shares and Purpose of the Amendment	18
Effect of Proposal on Current Stockholders	18
Required Vote and Board Recommendation	19
PROPOSAL NO. 5: APPROVAL OF 2022 EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS	20
Terms of the Issuances	20
Why the Company Needs Stockholder Approval	20
Effect of Proposal on Current Stockholders	20
Required Vote and Board Recommendation	20
PROPOSAL NO. 6: APPROVAL OF THE ACCELERATION OF THE VESTING OF CERTAIN UNVESTED STOCK GRANTS MADE IN AUGUST OF 2021 TO CURRENT MEMBERS OF OUR BOARD OF DIRECTORS, CONSISTING OF AN AGGREGATE OF 1,000,000 SHARES OF COMMON STOCK	21
Accelerated Vesting of Certain Original Issuances of Common Stock to the Members of our Board	21
Reason for this Proposal	21
Why the Company Needs Stockholder Approval	21
Effect of Proposal on Current Stockholders	22
Required Vote and Board Recommendation	22
PROPOSAL NO. 7: APPROVAL OF THE 2022 STOCK INCENTIVE PLAN	23
Overview	23
Summary of the 2022 Stock Incentive Plan	23
Types of Awards	25
New Plan Benefits under the 2022 Stock Incentive Plan	27
U.S. Federal Income Tax Considerations	27
Required Vote and Board Recommendation	28
INFORMATION ABOUT THE EXECUTIVE OFFICERS	29
Executive Officers	29
Involvement In Certain Legal Proceedings	29
EXECUTIVE COMPENSATION	30
Summary Compensation Table	30
Employment Agreement with Milton C. Ault, III	30

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Employment Agreement with William B. Horne	31
Employment Agreement with Henry Nisser	32
Advisory Vote on Executive Compensation	32
Outstanding Equity Awards at Fiscal Year-End	33
Director Compensation	33
Stock Option Plans	33
401(k) Plan	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	36
PROPOSALS OF STOCKHOLDERS FOR THE 2023 ANNUAL MEETING	37
OTHER BUSINESS	38
ANNEX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021	A-1
ANNEX B – 2022 STOCK INCENTIVE PLAN	B-1

ii

BITNILE HOLDINGS, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 23, 2022

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of BitNile Holdings, Inc. (the “Company” or “BitNile”), for use at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held in virtual format on, Wednesday, November 23, 2022 at 9:00 A.M. Pacific Time, and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about September 27, 2022.

In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M6VN6FT. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, or either one of them who acts, will vote:

•	FOR the election of the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•	FOR approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 1,250,000,000;

•	FOR approval of the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	FOR approval to accelerate the vesting of certain unvested stock grants made in August of 2021 to current members of our board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American;

•	FOR approval of the BitNile Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”); and

•	FOR approval of the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the other proposals before the Annual Meeting.

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

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YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of September 26, 2022 (the “Record Date”), there were 340,069,402 shares of Common Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of 0.0007% of all votes entitled to be voted at the Annual Meeting.

A majority of the 340,069,402 outstanding shares of Common Stock will constitute a quorum at the Annual Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but three of the proposals at this Annual Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposals to (i) ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm (ii) approve the increase in our authorized shares of Common Stock and (iii) to adjourn the Annual Meeting, are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	For the proposal to amend the Certificate of Incorporation to increase the authorized shares of Common Stock, the affirmative vote of a majority of the issued and outstanding shares of capital stock is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote;

•	Those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	For the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions and broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will be asked:

•	To elect the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

•	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 1,250,000,000;

•	To approve the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	To accelerate the vesting of certain unvested stock grants made in August of 2021 to current members of our board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American;

•	To approve the BitNile Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”); and

•	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the other proposals before the Annual Meeting.

Who is entitled to vote?

The Record Date for the Annual Meeting is September 26, 2022. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. The only classes of stock entitled to be voted at the meeting is our Common Stock and Series B Convertible Preferred Stock. On the Record Date, there were 340,069,402 shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of 0.0007% shares of Common Stock.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Annual Meeting. According to our records, you were a stockholder of the Company as of the end of business on September 26, 2022, the Record Date for the Annual Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about September 27, 2022, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Stockholders;

•	this Proxy Statement for the Annual Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2021; and

•	the 2022 Plan.

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What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Annual Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Annual Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/NILE.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online by visiting meetnow.global/M6VN6FT. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 9:00 A.M. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on November 22, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

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Why are you holding a virtual meeting instead of a physical meeting?

Primarily in light of public health concerns, but we are also embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to safely attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to BitNile Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Annual Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to meetnow.global/M6VN6FT; there is no password required, or (ii) by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Pacific Time on November 22, 2022. Proxies submitted by mail should be received before 9:00 A.M. Pacific Time on November 23, 2022.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at BitNile Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Annual Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.

5

Who can participate in the Annual Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Annual Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” the election of the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	“FOR” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	“FOR” approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 1,250,000,000;

•	“FOR” approval of the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American;

•	“FOR” approval to accelerate the vesting of certain unvested stock grants made in August of 2021 to current members of our board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American;

•	“FOR” approval of the BitNile Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Plan”); and

•	“FOR” approval of the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the other proposals before the Annual Meeting.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Annual Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Annual Meeting.

6

How many votes are needed to approve each proposal?

For the election of directors, each of the seven (7) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting with the exception of the approval to increase our authorized shares of Common Stock, which will require the approval of a majority of the shares issued and outstanding on the Record Date.

How will abstentions be treated?

Abstentions will have no effect on the election of directors (Proposal 1) or approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 3). For each of the other proposals (Proposals 2, 4, 5, 6 and 7), abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) elect directors, (ii) approve, on an advisory basis, the compensation of our named executive officers, (iii) approve the 2022 equity issuances, (iv) approve the accelerated vesting of outstanding stock grants made in August 2021 and (v) to approve the 2022 Plan, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to (i) ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm and (ii) approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of our Common Stock and (iii) to adjourn the Annual Meeting are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,000, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Annual Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Annual Meeting.

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Who can help answer my questions?

You can contact our corporate headquarters, at BitNile Holdings, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (800) 248-3170

Telephone (outside of North America): 1 (781) 575-2137

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	51	Executive Chairman	2017
William B. Horne	54	Chief Executive Officer and Vice Chairman	2016
Henry Nisser	54	President, General Counsel and Director	2019
Robert O. Smith (1) (5) (6)	78	Lead Independent Director	2016
Howard Ash (2) (4)	63	Independent Director	2020
Jeffrey A. Bentz (3) (5)	62	Independent Director	2018
Mordechai Rosenberg (4) (6)	75	Independent Director	2015

(1)	Chair of the Nominating and Corporate Governance Committee
(2)	Chair of the Audit Committee
(3)	Chair of the Compensation Committee
(4)	Member of the Nominating and Corporate Governance Committee
(5)	Member of the Audit Committee
(6)	Member of the Compensation Committee

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

On January 19, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the Board. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault has served as the Chairman of the Board of ADTC, an NYSE listed Special Purpose Acquisition Company, or SPAC, since its incorporation in February 2021. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman until its IPO, when he became Alzamend’s Chairman Emeritus and a consultant. Mr. Ault has served as Chairman and Chief executive Officer of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

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William B. Horne

Mr. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) from August 2013 to May 2019. Mr. Horne has served as the Chief Executive Officer and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Horne is a director and Chief Financial Officer of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Horne has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016 and became its Chairman of the board upon consummation of its IPO. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry C. W. Nisser

Mr. Nisser has served as a member of our Board since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as our President. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Nisser has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Howard Ash

Mr. Ash serves as one of our independent directors. Mr. Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc. (NASDAQ-NETE) from June 13, 2016 through July 13, 2020, serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the U.K. based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the U.S. and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as one of our directors.

Jeffrey A. Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. Mr. Bentz has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

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Robert O. Smith

Mr. Smith serves as our lead independent director. Previously, he served as a member of our Board from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of our Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Status of Certain Issuers with which Messrs. Ault, Horne and Nisser Are Involved.

Avalanche International Corp.

As of the Record Date, Avalanche International Corp. (“Avalanche”) had not filed its (i) Annual Reports on Form 10-K for its fiscal years ended November 30, 2016, November 30, 2017, November 30, 2018, November 30, 2019, November 30, 2020 or November 30, 2021 (ii) its Quarterly Reports for its fiscal quarters ended February 28, 2017, May 31, 2017, August 31, 2017, February 28, 2018, May 31, 2018, August 31, 2018, February 28, 2019, May 31, 2019, August 31, 2019, February 29, 2020, May 31, 2020, August 31, 2020, February 28, 2021, May 31, 2021, August 31, 2021, February 28, 2022, May 31, 2022 or August 31, 2022. While Avalanche is a “voluntary filer,” it has not filed a Form 15, nor does it intend to.

As of the Record Date, Avalanche had 10 employees and 2 principal consultants, total assets of approximately $23.0 million, total liabilities of approximately $29.0 million, total stockholders’ deficit of approximately $6.0 million, total annual operating expenses of approximately $4.0 million and a net loss of approximately $5.2 million. None of the foregoing figures has been audited.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Ash, Smith, Bentz, and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Ault, Horne or Nisser meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of BitNile Holdings, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2021, the Board held 15 meetings and acted by unanimous written consent 22 times, the Audit Committee held 5 meetings, the Nominating and Corporate Governance Committee held one meeting and the Compensation Committee held two meetings. The Compensation Committee acted by unanimous written consent once. The Audit Committee and the Nominating and Corporate Governance Committee approved no actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders.

Board Committees

The Board has standing Audit, Nominating and Corporate Governance and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Howard Ash	** ***	*
Jeffrey A. Bentz	*		**
Robert O. Smith	* ***	**	*
Moti Rosenberg		*	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

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Audit Committee

Messrs. Ash, Smith and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Messrs. Ash and Smith qualify as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. Mr. Ash serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2021.

Nominating and Governance Committee

Messrs. Smith, Ash and Rosenberg currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the various industries in which we operate. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Compensation Committee

Messrs. Bentz, Smith and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer and President; and administering our stock option plans and other benefit plans.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct and other policies encompassed within corporate governance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the during current fiscal year and the year ended December 31, 2021, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2021, Glen E. Tellock inadvertently filed a late Form 3 and one late Form 4, and each director inadvertently filed two late Form 4s.

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Code of Ethics

The Board has adopted an Amended and Restated Code of Business Conduct and Ethics for Employees, Executive Officers and Directors (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.bitnile.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Executive Chairman, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who receives a base amount of $45,000 annually due to additional services provided by Mr. Smith as a lead independent director and Mr. Ash, who receives a base amount of $45,000 annually due to additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2021:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	110,000	408,000	431,430	—	949,430
Jeffrey A. Bentz	100,000	408,000	431,430	—	939,430
Mordechai Rosenberg	100,000	408,000	431,430	—	939,430
Howard Ash	110,000	408,000	431,430	—	949,430

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “for” each of the director nominees.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2022, subject to ratification of the appointment by the Company’s stockholders. No representative of Marcum LLP is expected to attend the Annual Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2021

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2021 and December 31, 2020, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2021	$1,293,000
2020	$896,000

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2021 or 2020.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2021 or 2020.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of BitNile Holdings, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2021. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that BitNile Holdings, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2021, the members of the Audit Committee were Messrs. Ash, Smith and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum LLP, for the fiscal year ended December 31, 2021. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Mr. Howard Ash, Mr. Robert O. Smith and Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

 Reasons for this Proposal

We are seeking an advisory vote from our shareholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. We provide this vote under the federal securities laws (Section 14A of the Securities Exchange Act of 1934) and in recognition of our stockholders’ vote in 2013 recommending that we hold an advisory vote on executive compensation every three years. After our stockholders voted in 2019, the Board affirmed that recommendation and elected to hold future “say-on-pay” advisory votes every three years, until the next stockholder vote on “say-on-pay” frequency.

What does it mean to have a “say-on-pay” advisory vote?

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company's proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers, Messrs. Ault, Horne and Nisser. Our executive compensation program utilizes elements including base salary, management bonus, grants of ordinary shares, and health and other benefits to achieve the following goals:

●	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

●	aligning and strengthening the mutuality of interests between our executives and our shareholders; and

●	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company’s shareholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Where can I find more information on executive compensation?

We describe our executive compensation in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

What are some of the performance and compensation highlights for 2021?

Performance and compensation highlights for 2021 can be found in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares voting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal is not binding.

The Board recommends that shareholders vote FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

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PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 1,250,000,000

Overview

The Board has approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase its authorized shares of Common Stock from 500,000,000 to 1,250,000,000. The increase in the authorized shares of Common Stock will become effective upon the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. We will file the amendment to the Certificate of Incorporation to effectuate the increase in our authorized shares of Common Stock (the “Amendment”) as soon as practicable after having received approval from our stockholders for this proposal, if received.

Outstanding Shares and Purpose of the Amendment

The Certificate of Incorporation currently authorizes us to issue a maximum of 500,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, we had 340,069,402 shares of Common Stock, 7,040 shares of Series A Cumulative Redeemable Perpetual Preferred Stock, 125,000 shares of Series B Convertible Preferred Stock and 154,309 shares of Series D Cumulative Redeemable Perpetual Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.

As of the Record Date, the number of shares of common stock subject to convertible notes, warrants, options, restricted stock grants and preferred stock were 165,000, 18,493,335, 5,810,844, 2,084,375 and 2,232, respectively. We had outstanding options to purchase an aggregate of 5,810,844 shares of Common Stock, with a weighted average exercise price of $2.40 per share, exercisable at prices ranging from $1.79 to $1,336 per share and warrants to purchase up to 18,493,335 shares of common stock, with a weighted average exercise price of $3.14 per share, at exercise prices ranging from $0.88 to $2,000 per share.

As of the Record Date, several entities have the right to be issued shares of Common Stock. As of the Record Date, we have reserved 26,555,786 shares of Common Stock for issuance pursuant to convertible instruments and warrants. As of the Record Date, we have 133,374,812 authorized and unissued shares of Common Stock remaining, which are unreserved for any specific use and available for future issuance.

The Board believes that the increase in our authorized Common Stock will provide us with greater flexibility with respect to our capital structure for purposes including stock based acquisitions.

Effect of Proposal on Current Stockholders

If this Proposal No. 4 is adopted, up to an additional 750,000,000, or a total of 1,250,000,000, authorized and unreserved shares of Common Stock would be available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Board is required to ensure that a sufficient number of authorized shares is available to satisfy the Company’s obligations to issue such shares upon conversion or exercise of outstanding convertible or exercisable instruments. As of this date, several entities have the right to be issued shares of Common Stock. The Board does not anticipate additional shares of Common Stock, options and/or warrants to be issued in the future, other than issuances of equity awards to its employees, officers and directors as well as pursuant to our at-the-market offering.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the Amendment beyond the shares underlying the instruments, such as convertible notes, warrants and stock options, that are presently outstanding. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising additional financing, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. Although the Board’s approval of the Amendment was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the Amendment could facilitate future efforts by us to deter or prevent changes in control of our Company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

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The Board has approved an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to 1,250,000,000 because it has determined that this number provides more than adequate flexibility for the Company over the foreseeable future.

Required Vote and Board Recommendation

The Amendment to the Certificate of Incorporation requires the receipt of the affirmative vote of a majority of the shares of the Company’s capital stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Certificate of Incorporation to increase authorized shares of Common Stock from 500,000,000 to 1,250,000,000.

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PROPOSAL NO. 5

APPROVAL OF 2022 EQUITY ISSUANCES TO DIRECTORS AND EXECUTIVE OFFICERS

Terms of the Issuances

On September 6, 2022, each independent director received options to purchase 2,500,000 shares of Common Stock at an exercise price of $0.29 per share for a term of ten (10) years. The options shall vest in monthly 1/48th increments over four (4) years beginning on January 1, 2023. The exercise of these options is subject to approval of stockholders and the NYSE American.

On September 6, 2022, each of the non-independent directors, consisting of our Executive Chairman Milton C. Ault, our Chief Executive Officer William B. Horne and our President Henry Nisser, received options to purchase 60,000,000, 50,000,000 and 25,000,000 shares of Common Stock, respectively, at an exercise price of $0.29 per share for a term of ten (10) years. Fifty percent of these options shall vest in monthly 1/48th increments over four (4) years beginning on January 1, 2023, with the other fifty percent vesting upon the achievement of certain milestones established by the Compensation Committee. The exercise of these options is subject to approval of stockholders and the NYSE American.

On September 6, 2022, Kenneth Cragun, our Chief Financial Officer, received an option to purchase 15,000,000 shares of Common Stock at an exercise price of $0.29 per share for a term of ten (10) years. Fifty percent of these options shall vest in monthly 1/48th increments over four (4) years beginning on January 1, 2023, with the other fifty percent vesting upon the achievement of certain milestones established by the Compensation Committee. The exercise of these options is subject to approval of stockholders and the NYSE American.

On September 6, 2022, each independent director received a grant, subject to stockholder approval, of 1,500,000 shares of Common Stock. The grants, if approved by the stockholders and the NYSE American, shall vest as follows: (i) 500,000 shares on the date that shall be two (2) years from the date of approval of the stockholders, and (ii) 1,000,000 shares on the date that shall be four (4) years from the date of approval of the stockholders.

On September 6, 2022, each of the non-independent directors, consisting of our Executive Chairman Milton C. Ault, our Chief Executive Officer William B. Horne and our President Henry Nisser, received grants, subject to stockholder approval, of 15,000,000, 15,000,000 and 7,500,000 shares of Common Stock, respectively. The grants, if approved by the stockholders and the NYSE American, shall vest as follows: (i) with respect to Messrs. Ault and Horne, (A) 5,000,000 shares on the date that shall be two (2) years from the date of approval of the stockholders and (B) 10,000,000 shares on the date that shall be four (4) years from the date of approval of the stockholders, (ii) with respect to Mr. Nisser, (A) 2,500,000 shares on the date that shall be two (2) years from the date of approval of the stockholders and (B) 5,000,000 shares on the date that shall be four (4) years from the date of approval of the stockholders.

On September 6, 2022, Kenneth Cragun, our Chief Financial Officer, received a grant, subject to stockholder approval, of 2,500,000, shares of Common Stock. The grant, if approved by the stockholders and the NYSE American, shall vest as follows: (i) 750,000 shares on the date that shall be two (2) years from the date of approval of the stockholders and (ii) 1,750,000 shares on the date that shall be four (4) years from the date of approval of the stockholders.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 5 is adopted, provided the Company has sufficient authorized shares of Common Stock, a maximum of 206,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 37.7% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued could cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The grant of options and other equity set forth in this Proposal No. 5 to the directors of the Company requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of 2022 equity issuances to directors and executive officers of the Company, in order to comply with Rule 711 of the NYSE American.

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PROPOSAL NO. 6

APPROVAL OF THE ACCELERATION OF THE VESTING OF CERTAIN UNVESTED STOCK GRANTS MADE IN AUGUST OF 2021 TO CURRENT MEMBERS OF OUR BOARD OF DIRECTORS, CONSISTING OF AN AGGREGATE OF 1,000,000 SHARES OF COMMON STOCK

Accelerated Vesting of Certain Original Issuances of Common Stock to the Members of our Board

On January 8, 2021, our Board approved the following grants of Common Stock to our directors:

On January 8, 2021, each independent director received a grant, which was approved by our stockholders on August 13, 2021, of 50,000 shares of Common Stock. The grant provided for vesting in four equal installments on each of May 15, 2022, November 15, 2022, May 1, 2023 and November 15, 2023. The May 15, 2022 grants have vested and the November 15, 2022 grants will have vested as of the date of the Annual Meeting.

On January 8, 2021, each non-independent director received a grant, which was approved by our stockholders on August 13, 2021, of 400,000 shares of Common Stock. The grant provided for vesting in four equal installments on each of November 15, 2022, May 1, 2023, November 15, 2023 and May 15, 2024. The November 15, 2022 grants will have vested as of the date of the Annual Meeting

We are requesting approval for the early acceleration of the latter two installments of grants to our independent directors, consisting of 12,500 shares to each such director on each of May 1, 2023 and November 15, 2023. If approved, our independent directors would upon approval by our stockholders and subsequently the NYSE American be issued an aggregate of 100,000 shares earlier than would otherwise be the case.

In addition, we are requesting approval for the early acceleration of the latter three installments of grants to our non-independent directors, consisting of 100,000 shares to each such director on each of May 1, 2023, November 15, 2023 and May 15, 2024. If approved, our non-independent directors would upon approval by our stockholders and subsequently the NYSE American be issued an aggregate of 900,000 shares earlier than would otherwise be the case, which, together with the additional shares vesting earlier for the independent directors, would be for an aggregate of 1,000,000 shares of Common Stock vesting earlier than presently permitted. We are not requesting approval of the vesting of the shares of Common Stock that will occur on November 15, 2022.

Reason for this Proposal

On January 8, 2021, when the Board originally approved the issuance of the foregoing equity grants, the closing market price of the Common Stock was $4.49. On August 13, 2021, when our stockholders approved the proposal providing for the issuance of the foregoing equity grants, the closing market price of the Common Stock was $2.72. On May 15, 2022, the date that the first grant of Common Stock to the independent directors vested, the closing market price of the Common Stock was $0.30.

Our stock price has remained relatively flat since the vesting date. The initial 12,500 shares issued to each non-independent director had a value of $56,125 on the date of grant, but were only worth $3,750 on the date of vesting. As such, those shares lost more than 90% of their value between the grant date and the vesting date. We do not believe our non-independent directors should be treated differently than the independent directors.

We, like numerous other public companies, impose vesting limitations over time on stock grants issued to our directors in order to motivate them to remain members of our Board, and the significant decrease in value of the equity grants could make it hard for us to retain our existing directors or attract new directors in the future.

While we are unable to predict the future closing market prices of the Common Stock, we believe that accelerating the installments so that all of the Common Stock vests in 2022 would provide compensation to our directors that is closer to the value granted to such directors. In the event that this proposal is approved, and presuming that the closing market price of the Common Stock on November 15, 2022, when the remaining shares would vest, remains similar to the current market price, the independent directors and non-independent directors would receive in total stock valued at approximately $15,000 and $120,000, respectively, which is approximately 26% of the total value of stock that would have vested at each vesting date, based on the stock price on the date of the grant.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants. This proposal, while not providing for an increase or decrease in the number of shares of Common Stock being granted, would constitute a material change from the original proposal previously approved by our stockholders.

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Effect of Proposal on Current Stockholders

If this Proposal No. 6 is adopted, a maximum of 1,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 0.3% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued could cause the market price of our Common Stock to decline.

Required Vote and Board Recommendation

The grant of options and other equity set forth in this Proposal No. 6 to the directors of the Company requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of early vesting of the stock grants made in August 2021 to directors and subsequently approved by stockholders, in order to comply with Rule 711 of the NYSE American.

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PROPOSAL NO. 7

APPROVAL OF THE 2022 STOCK INCENTIVE PLAN

Overview

On September 6, 2022, the Board adopted, upon the recommendation of the Compensation Committee, the 2022 Stock Incentive Plan (the “2022 Plan”), subject to and effective upon stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2022 Plan in order to permit the Company to use the 2022 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2022 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2022 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

One of the requirements of “performance-based compensation” under Section 162(m) of the IRC is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2022 Plan is intended to constitute approval of each of these aspects of the 2022 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2022 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2022 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential dilution resulting from issuing all of the proposed 75 million shares under the 2022 Plan, assuming the 2022 Plan is approved by the stockholders, would on the Record Date be 18.1% (giving effect to such issuance).

We are seeking stockholder approval of the 2022 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2022 Plan as desirable and consistent with good corporate governance practices.

Assuming stockholders approve the 2022 Plan, the 2022 Plan will be effective as the date of the Annual Meeting.

Summary of the 2022 Plan

The following is a summary of the material terms of the 2022 Plan and is qualified in its entirety by reference to the full text of the 2022 Plan, attached as Annex B to this Proxy Statement.

General. The 2022 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2022 Plan. The maximum number of shares of our Common Stock that may be issued under the 2022 Plan is 75 million shares, which amount will be increased to the extent that compensated granted under the 2022 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2022 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2022 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2022 Plan.

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No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2022 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2022 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2022 Plan authorizes.

Purpose. The purpose of the 2022 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2022 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2022 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2022 Plan and to otherwise administer the 2022 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2022 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2022 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2022 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2022 Plan.

Term. If the 2022 Plan is approved, the 2022 Plan will be effective November 23, 2022, and awards may be granted through November 22, 2032. No awards may be granted under the 2022 Plan subsequent to that date. The Board may suspend or terminate the 2022 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2022 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2022 Plan and outstanding awards. Our Board generally may amend or terminate the 2022 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment that:

•	Increases the number of shares of Common Stock subject to the 2022 Plan;

•	Decreases the price at which grants may be granted;

•	Reprices existing options;

•	Materially increases the benefits to participants; or

•	Changes the class of persons eligible to receive grants under the 2022 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2022 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2022 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2022 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2022 Plan, and the limits on the number of awards that any person may receive.

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Change of Control. Agreements evidencing awards under the 2022 Plan may provide that upon a Change of Control (as defined in the 2022 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2022 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2022 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2022 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2022 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2022 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our subsidiary corporations. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but shall in no event be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

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Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2022 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2022 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2022 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2022 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2022 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

•	the attainment of certain target levels of, or a specified increase in, operational cash flow;
•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;

•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;

•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;

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•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;

•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;

•	the growth in the value of an investment in the Company’s Common Stock;

•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;

•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);

•	total stockholder return;

•	return on assets or net assets;

•	return on sales;

•	operating profit or net operating profit;

•	operating margin;

•	gross or net profit margin;

•	cost reductions or savings;

•	productivity;

•	operating efficiency;

•	working capital;

•	market share;

•	customer satisfaction; and

•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2022 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2022 Plan

Because future awards under the 2022 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2022 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2022 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

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Stock Appreciation Rights. A participant granted a stock appreciation right under the 2022 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2022 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2022 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2022 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2022 Plan.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	52	Executive Chairman of the Board
William B. Horne	54	Chief Executive Officer and Vice Chairman
Henry Nisser	54	President, General Counsel and Director
Kenneth Cragun	61	Chief Financial Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kenneth S. Cragun

Mr. Cragun was appointed as the Chief Financial Officer of the Company on August 19, 2020. Mr. Cragun had served as the Company’s Chief Accounting Officer since October 1, 2018. Mr. Cragun has been the Chief Financial Officer of Alzamend Neuro, Inc., a development stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. On July 27, 2022, he was appointed to serve as a member of the board of directors of the Singing Machine Company, Inc. He served as a CFO Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty included serving as CFO of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL) and a nationwide leader in technology driven, healthcare-related, risk management programs and of RISA Tech, Inc. a private structural design and optimization software company. Mr. Cragun was also CFO of two NASDAQ-listed companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun serves on the Board of Directors and Chairman of the Audit Committee of Verb Technology Company, Inc. (NASDAQ: VERB). Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo. Mr. Cragun’s industry experience is vast, with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans and lines of credit.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corporation filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2021 and 2020, by our then Chief Executive Officer. Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)

Milton C. Ault, III	2021	400,000	821, 667	1,632,000	1,301,440	39,918	4,195,025
Executive Chairman of the Board (3)	2020	400,000	200,000	0	0	30,202	630,202
William B. Horne	2021	300,000	617,000	1,632,000	1,301,440	41,798	3,892,738
Chief Executive Officer (4)	2020	300,000	150,000	0	0	45,164	495,164
Henry C. Nisser	2021	300,000	217,500	1,632,000	1,301,440	18,800	3,469,740
President and General Counsel (5)	2020	225,000	100,000	0	0	11,825	336,825

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of health insurance benefits, vehicle allowance, long-term and short-term disability insurance benefits, and 401K matching amounts.
(3)	Mr. Ault was appointed as our Executive Chairman of the Board on January on January 19, 2021. Prior to that time, he was our Chief Executive Officer.
(4)	Mr. Horne was appointed as our Chief Executive Officer on January on January 19, 2021. Between August 19, 2020 and January 19, 2021, he served as our President. Prior thereto and since January 25, 2018, he served as our Chief Financial Officer.
(5)	Mr. Nisser was appointed as our President on January 19, 2021. Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

Employment Agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”)  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion.

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In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment Agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne will be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne is entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee. Effective January 1, 2019, Mr. Horne’s salary was increased to $300,000 per annum.

Further, Mr. Horne is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest in installments of two hundred fifty (250) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

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Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the BitNile Holdings, Inc. (the “Company”) and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser will be paid a base salary of $200,000 per annum (the “Base Salary”). Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

Upon the effective date of the Agreement, Mr. Nisser is entitled to a signing bonus in the amount of $50,000, with $25,000 being payable upon the effective date and $25,000 being payable no later than September 1, 2019. In addition, Mr. Nisser shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee, which bonus shall not exceed 300% of the Base Salary.

Further, Mr. Nisser is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 6,250 (taking 1 for 40 reverse split into account) shares of common stock, which shares shall vest ratably over 48 months beginning with the first month after the effective date, and (B) an option to purchase 200,000 shares of common stock at a per share exercise price equal to the closing market price on the effective date, which option shall have a term of seven (7) years. These options have been cancelled.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

Advisory Vote on Executive Compensation

At the annual meeting of stockholders on July 2, 2019, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2021, to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault III	128,767 0	71,233 400,000	71,233 400,000	1,79 2.55	9/17/2030 4/26/2031
William B. Horne	128,767 0	71,233 400,000	71,233 400,000	1.79 2.55	9/17/2030 4/26/2031
Henry Nisser	128,767 0	71,233 400,000	71,233 400,000	1.79 2.55	9/17/2030 4/26/2031

Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who receives a base amount of $45,000 annually due to the additional services to be provided by Mr. Smith as a lead independent director and Mr. Ash, who will receive a base amount of $45,000 annually due to anticipated additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2021:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	110,000	408,000	431,430	—	949,430
Jeffrey A. Bentz	100,000	408,000	431,430	—	949,430
Mordechai Rosenberg	100,000	408,000	431,430	—	949,430
Howard Ash	110,000	408,000	431,430	—	949,430

Stock Incentive Plans

On August 13, 2021, the stockholders approved the 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”), under which 7,500,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation may be granted to the Company's directors, officers, employees and consultants. The 2021 Stock Incentive Plan is in addition to the Company’s (i) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 980,000 shares of common stock, (ii) 2018 Stock Incentive Plan, under which options to acquire up to 175,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (iii) 2017 Stock Incentive Plan, under which options to acquire up to 2,500 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (iv) 2016 Stock Incentive Plan, under which options to acquire up to 5,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, and (v) 2012 Stock Option Plan, as amended, which provides for the issuance of a maximum of 1,716 shares of common stock to be offered to the Company’s directors, officers, employees, and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2021, options to purchase 3,395,919 shares of common stock were issued and outstanding, and 2,841,699 shares are available for future issuance under the Plans.

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401(k) Plan

BitNile, TOGI and Microphase have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally covers all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The BitNile and TOGI 401(k) plans, includes matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 340,069,402 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Philou Ventures, LLC. P.O. Box 3587 Tustin, CA 92705	7,872	(2)	*
Ault & Company, Inc.	46,702,453	(3)	13.69%
Directors and Officers: (1)
Milton Ault, III	47,604,412	(4)	13.94%
William Horne	669,973	(5)	*
Henry Nisser	672,917	(6)	*
Ken Cragun	247,917	(7)	*
Robert Smith	280,054	(8)	*
Mordechai Rosenberg	300,000	(9)	*
Jeffrey A. Bentz	300,000	(9)	*
Howard Ash	255,000	(10)	*
All directors and executive officers as a group (eight persons)	50,330,273		14.66%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o BitNile Holdings, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.

(2)	Includes 125,000 shares of Series B Preferred Stock that are convertible in 2,232 shares of common stock and warrants to purchase 2,232 share of common stock that are exercisable within 60 days of the Record Date. Also includes 3,408 shares of common stock.

(3)

Includes (i) 1,658,916 shares of common stock, (ii) 94 shares of common stock underlying currently exercisable warrants, (iii) 1,000,000 shares of common stock purchasable pursuant to a Securities Purchase Agreement entered into on June 11, 2021 with BitNile Holdings, Inc., (iv) 44,035,571 shares of common stock held by Ault Alpha LP (“Ault Alpha”), (v) 3,408 shares of common stock held by Philou Ventures, LLC (“Philou Ventures”), (vi) 2,232 shares of common stock underlying currently exercisable warrants held by Philou Ventures, and (vii) 2,232 shares of common stock issuable upon the conversion of 125,000 shares of Series B Preferred Stock held by Philou Ventures. Ault Alpha GP LLC (“Ault GP”) and Ault Capital Management LLC (“AC Management”) are the general partner and investment manager to Ault Alpha, respectively. Ault & Company, Inc. (“Ault & Company”) is the Manager of Philou Ventures. Mr. Ault is the Chief Executive Officer of Ault & Company. Mr. Ault is the Manager of Ault GP and AC Management.

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(4)

Includes (i) 435,292 shares of common stock, (ii) 366,667 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date, (iii) 100,000 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, (iv) 44,035,571 shares of common stock held by Ault Alpha, (v) 1,658,916 shares of common stock held by Ault & Company, (vi) 94 shares of common stock underlying warrants that are exercisable within 60 days of the Record Date held by Ault & Company, (vii) 1,000,000 shares of common stock purchasable pursuant to a Securities Purchase Agreement entered into on June 11, 2021 between Ault & Company and BitNile Holdings, Inc., (viii) 3,408 shares of common stock held by Philou Ventures, (ix) 2,232 shares of common stock underlying warrants that are exercisable within 60 days of the Record Date held by Philou Ventures, and (x) 2,232 shares of Common Stock issuable upon the conversion of 125,000 shares of Series B Preferred Stock held by Philou Ventures. Ault GP and AC Management are the general partner and investment manager to Ault Alpha, respectively. Ault & Company is the Manager of Philou Ventures. Mr. Ault is the Chief Executive Officer of Ault & Company. Mr. Ault is the Manager of Ault GP and AC Management.

(5)	Includes (i) 203,306 shares of common stock, (ii) 100,000 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date , and (iii) 366,667 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date.

(6)	Includes (i) 206,250 shares of common stock, (ii) 100,000 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, and (iii) 366,667 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date.

(7)	Includes (i) 50,000 shares of common stock, (ii) 25,000 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, and (iii) 172,917 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date.

(8)	Includes (i) 92,500 shares of common stock, (ii) 12,500 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, (iii) 175,000 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date, and (iv) 54 shares of common stock underlying warrants that are exercisable within 60 days of the Record Date.

(9)	Includes (i) 112,500 shares of common stock, (ii) 12,500 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, and (iii) 175,000 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date.

(10)	Includes (i) 67,500 shares of common stock, (ii) 12,500 shares of common stock issuable pursuant to stock incentive grants that will vest within 60 days of the Record Date, and (iii) 175,000 shares of common stock underlying stock options that are exercisable within 60 days of the Record Date.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc.

Ault & Company, Inc.

On December 23, 2019, the Company announced that it had entered into an agreement whereby Ault & Company would purchase an aggregate of 660,667 shares of our common stock at a purchase price per share of $1.12, subject to the approval of the NYSE American, for a total purchase price of $739,948. The purchase was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of common stock, or up to 19.99% of our common stock then outstanding.

On February 5, 2020, we sold and issued an 8% Convertible Promissory Note in the principal amount of $1,000,000 (the “2020 Note”) to Ault & Company. The principal amount of the 2020 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The 2020 Note is convertible into shares of our common stock, par value $0.001 per share at a conversion price of $1.45 per share.

On February 25, 2021, Ault & Company sold and issued an 8% Secured Promissory Note in the principal amount of $2,500,000 (the “2021 Note”) to us. The principal amount of the 2021 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was originally due and payable on August 5, 2021 but the maturity date subsequently extended to December 31, 2022.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer of Ault & Company. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company.

Avalanche International Corp.

On September 6, 2017, we entered into a Loan and Security Agreement with Avalanche (as amended, the “AVLP Loan Agreement”) with an effective date of August 21, 2017 pursuant to which we provided Avalanche a non-revolving credit facility. The AVLP Loan Agreement was increased to up to $20.0 million in June of 2021 and extended to December 31, 2023. Until recently, we held a convertible note issued to us by AVLP in the amount of $20.0 million (the “Prior AVLP Note”).

While Avalanche received funds from a third party in the amount of $2.75 million in early April of 2019 in consideration for its issuance of a convertible promissory note to such third party (the “Third Party Note”), $2.7 million was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. On October 12, 2021, Ault Alpha, an affiliate of ours, repaid the Third Party Note in full and also acquired a warrant to purchase 1,617,647 shares of AVLP common stock. In consideration therefor, AVLP issued Ault Alpha a term note in the principal amount of $3.6 million, which term note had a maturity date of June 30, 2022.

On June 27, 2022, AVLP exchanged the term note it had issued to Ault Alpha for a 10% senior secured convertible note in the principal face amount of $3,797,260 due June 15, 2024 (the “Ault Alpha Note”). The Ault Alpha Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued Ault Alpha a warrant to purchase an aggregate of 1,617,647 shares of Avalanche common stock at an exercise price of $0.50 in exchange for the warrant to purchase 1,617,647 shares of AVLP common stock acquired on October 12, 2021. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, Ault Alpha has a second priority interest in AVLP’s assets securing the repayment of the Ault Alpha Note.

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On July 11, 2022, AVLP issued us a 10% senior secured convertible note in the principal face amount of $3,000,000 due July 10, 2024 (the “AVLP Note”). The AVLP Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued us warrants to purchase an aggregate of 40,998,272 shares of Avalanche common stock at an exercise price of $0.50 in exchange for a similar number of warrants issued to us pursuant to the Prior AVLP Note. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, we have a first priority interest in AVLP’s assets securing the repayment of the AVLP Note.

On June 1, 2022, we converted the entire principal and accrued interest on the Prior AVLP Note into an aggregate of 51,889,168 shares of common stock of Avalanche, representing approximately 90.2% of Avalanche’s issued and outstanding shares of common stock. There is currently no liquid market for the Avalanche common stock. Consequently, even if we were inclined to sell such shares of common stock on the open market, our ability to do so would be severely limited. Avalanche is not current in its filings with the Commission and is not required to register the shares of its common stock underlying the Prior AVLP Note or any other loan arrangement we have made with Avalanche described above.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, Henry Nisser, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

Ault Alpha

Ault Alpha is an affiliate of our company. See immediately above for its involvement with respect to the Third Party Note. As of December 31, 2021, Ault Alpha had purchased 6.1 million shares of our common stock at an average price of $2.16.

PROPOSALS OF STOCKHOLDERS FOR THE 2023 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2023 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than May 30, 2023 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2023 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2023 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2022 Annual Meeting. Proposals should be addressed to BitNile Holdings, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2023 Annual Meeting, the federal securities laws require Stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2023 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2023 Annual Meeting. Any such notice must be provided to BitNile Holdings, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. If a stockholder fails to provide timely notice of a proposal to be presented at the 2023 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

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OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

September 23, 2022

38

Annex A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2021

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to ___________________

Commission file number 1-12711

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1721931
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV	89141	(949) 444-5464
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NILE	NYSE American

Securities registered under Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes  ☐    No  ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.  Yes  ☐    No  ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding year (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☑    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☑    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑	Smaller reporting company ☑
Emerging growth company ¨

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes  ☐    No  ☑

As of June 30, 2021, the aggregate market value of the registrant’s common stock held by non-affiliates of the registrant was $154,512,117 based on the closing sale price as reported on the NYSE American of $2.82. Such determination should not be deemed an admission that the registrant’s directors, officers, or 10% beneficial owners are, in fact, affiliates of the registrant.

There were 268,307,612 shares of common stock outstanding as of April 11, 2022.

Documents incorporated by reference: None

A-1

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

FORM 10-K

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K (the “Annual Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Annual Report is filed, and we do not intend to update any of the forward-looking statements after the date this Annual Report is filed to confirm these statements to actual results, unless required by law.

This Annual Report also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this Annual Report and, accordingly, we cannot guarantee their accuracy or completeness, though we do generally believe the data to be reliable. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors” and elsewhere in this Annual Report. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

RISK FACTOR SUMMARY

Below is a summary of the principal factors that make an investment in our common stock speculative. This summary does not address all of the risks that we face. Additional discussion of the risks summarized in this risk factor summary, and other risks that we face, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this Annual Report and our other filings with the Securities and Exchange Commission (the “Commission” or the “SEC”), before making investment decisions regarding our common stock.

●	We will need to raise additional capital to fund our operations in furtherance of our business plan.

●	We have an evolving business model, which increases the complexity of our business.

●	We received a subpoena from the Commission in the investigation now known as “In the Matter of DPW Holdings, Inc.,” the consequences of which are unknown.

●	Our Bitcoin mining operations present a number of risks, which are delineated in the Risk factors section.

●	Our holding company model presents certain additional risks, which are delineated in the Risk factors section.

●	Our growth strategy is subject to a significant degree of risk.

●	We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

●	If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

●	If we do not continue to satisfy the NYSE American continued listing requirements, our common stock could be delisted from NYSE American.

●	Our common stock price is volatile.

PART I

ITEM 1.	BUSINESS

 Company Overview

BitNile Holdings, Inc., a Delaware corporation formerly known as Ault Global Holdings, Inc., was incorporated in September 2017 (sometimes referred to as “BitNile,” the “Company,” “we” or “us”). We are a diversified holding company owning subsidiaries engaged in, among others, the following operating businesses: commercial and defense solutions, commercial lending, data center operations, Bitcoin mining and advanced textile technology. Our direct and indirect wholly owned subsidiaries include Gresham Worldwide, Inc. (“GWW”), TurnOnGreen, Inc., formerly known as Coolisys Technologies Corp. (“TOGI”), TOG Technologies, Inc. (“TOG Technologies”), Digital Power Corporation (“Digital Power”), Gresham Power Electronics Ltd. (“Gresham Power”), Enertec Systems 2001 Ltd. (“Enertec”), Relec Electronics Ltd. (“Relec”), Digital Power Lending, LLC (“DP Lending”), Ault Alliance, Inc. (“Ault Alliance”), Ault Global Real Estate Equities, Inc. (“AGREE”) and BitNile, Inc. (“BNI”). We also have a controlling interest in Microphase Corporation (“Microphase”), BNI has a controlling interest in Alliance Cloud Services, LLC (“ACS”), and Ault Alliance has a significant investment in Avalanche International Corp. (“Avalanche” or “AVLP”).

BitNile was founded by Milton C. (Todd) Ault, III, its Executive Chairman, and is led by Mr. Ault, William B. Horne, its Chief Executive Officer and Vice Chairman, and Henry Nisser, its President and General Counsel. Together, they constitute the Executive Committee, which manages the day-to-day operations of the holding company. The Company’s long-term objective is to maximize per share intrinsic value. All major investment and capital allocation decisions are made for us by Mr. Ault and the Executive Committee. We have four reportable segments:

●	Ault Alliance digital learning, commercial lending and trading through DP Lending, real estate investing through AGREE, and textile treatment through Avalanche;

●	BNI: Bitcoin mining operation and data center operations through ACS;

●	GWW: defense solutions with operations conducted by Microphase, Enertec, Gresham Power and Relec; and

●	TOGI: commercial electronics solutions with operations conducted by Digital Power, and EV charging solutions through TOG Technologies.

We operate as a holding company with operations conducted primarily through our subsidiaries. We conduct our activities in a manner so as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, this means that we do not invest or intend to invest in securities as our primary business and that no more than 40% of our total assets will be invested in investment securities, as that term is defined in the Investment Company Act. Pursuant to the Investment Company Act, companies such as our subsidiary DP Lending are excluded from the definition of an investment company since its business consists of making loans and industrial banking. We also maintain a considerable investment in Avalanche, which does business as MTIX International (“MTIX”).

Originally, we were primarily a solution-driven organization that designed, developed, manufactured and sold high-grade customized and flexible power system solutions for the medical, military, telecom and industrial markets. Currently, this business is conducted by Digital Power. Although we actively seek growth through acquisitions, we will also continue to focus on high-grade and custom product designs for the commercial, medical and military/defense markets, where customers demand high density, high efficiency and ruggedized products to meet the harshest and/or military mission critical operating conditions.

We have operations located in Europe through our wholly owned subsidiaries, Gresham Power and Relec, each of which is located in England. Gresham Power designs, manufactures and sells power products and system solutions mainly for the European marketplace, including power conversion, power distribution equipment, DC/AC (Direct Current/Active Current) inverters and UPS (Uninterrupted Power Supply) products. Our European defense business is specialized in the field of naval power distribution products. On November 30, 2020, we acquired Relec pursuant to a stock purchase, under which we paid approximately $4,000,000 with additional contingent cash payments up to approximately $665,000 based on Relec’s future financial performance. Relec specializes in AC/DC power supplies, DC-DC converters, displays and electromagnetic compatibility (“EMC”) filters.

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We have operations based in Israel through our wholly owned subsidiary Enertec, which designs, develops, manufactures and maintains advanced end-to-end high technology electronic solutions for military, medical, telecommunications and industrial markets.

On November 30, 2016, we formed DP Lending, a wholly owned subsidiary. DP Lending provides commercial loans to companies throughout the U.S. to provide them with operating capital to finance the growth of their businesses. The loans range in duration from six months to three years, DP Lending loans made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

On June 2, 2017, we purchased 56.4% of the outstanding equity interests of Microphase. Microphase is a design-to-manufacture original equipment manufacturer (“OEM”) industry leader delivering world-class radio frequency (“RF”) and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and detector logarithmic video amplifiers (“DLVAs”) to the military, aerospace and telecommunications industries. Microphase is headquartered in Shelton, Connecticut.

On January 7, 2020, we formed TOGI, a wholly owned subsidiary. TOGI operates its existing businesses in the customized and flexible power system solutions for the automotive, medical, military, telecom, commercial and industrial markets, other than the European markets, which are primarily served by Gresham Power. In April 2021, TOGI formed TOG Technologies as a Nevada corporation to provide flexible and scalable EV charging solutions with a portfolio of residential, commercial and ultra-fast charging products, and comprehensive charging management software and network services.

On December 31, 2017, Coolisys Technologies, Inc., a Delaware corporation (“CTI”), entered into a share purchase agreement with Micronet Enertec Technologies, Inc. (“MICT”), a Delaware corporation, Enertec Management Ltd., an Israeli corporation and wholly owned subsidiary of MICT (“EML”), and Enertec, an Israeli corporation and wholly owned subsidiary of EML, pursuant to which CTI acquired Enertec. Enertec is Israel’s largest private manufacturer of specialized electronic systems for the military market. On May 23, 2018, CTI completed its acquisition of Enertec. Effective as of December 30, 2021, CTI was merged with and into GWW as a result which upstream merger CTI ceased to exist.

GWW was incorporated under the laws of the State of Delaware on November 21, 2018 as DPW Technologies Group, Inc. and effected a name change on December 6, 2019.

Recent Events and Developments

On February 10, 2020, we entered into a Master Exchange Agreement (the “Master Exchange Agreement”) with Esousa Holdings, LLC (“Esousa”) that acquired approximately $4.2 million in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by us to Dominion Capital, LLC, a Connecticut limited liability company (the “Dominion Note”) and the Canadian Special Opportunity Fund, LP (the “CSOF Note” and, with the Dominion Note, the “Esousa Purchased Notes”) in separate transactions. Esousa also agreed to purchase additional notes up to an additional principal amount, plus accrued but unpaid interest, of $3.5 million (the “Additional Notes” and collectively, with the Esousa Purchased Notes, the “Notes”). Pursuant to the Master Exchange Agreement, Esousa had the unilateral right to acquire shares of our common stock (the “Exchange Shares”) in exchange for the Notes, which Notes evidence an aggregate of up to approximately $7.7 million of indebtedness of the Company. In aggregate, we issued to Esousa a total of 8,332,904 Exchange Shares.

Between August 2020 and November 2020, we received $5,450,000 in loans from Esousa and certain affiliates pursuant to which we agreed to issue unsecured short-term promissory notes with interest rates of 13% and 14% and warrants with terms of approximately one and a half years to purchase an aggregate of 3,850,220 shares of common stock at an average exercise price of $2.28 per share.

On October 2, 2020, we entered into an At-The-Market Issuance Sales Agreement (the “2020 Sales Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant”) to sell shares of common stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, we filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2020 ATM Offering, as amended under the 2020 Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration No. 333-222132), which became effective on January 11, 2018. Through December 31, 2020, we had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of our common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

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On January 22, 2021, we entered into an At-The-Market Issuance Sales Agreement (the “2021 Sales Agreement”) with Ascendiant to sell shares of common stock having an aggregate offering price of up to $50 million from time to time, through an “at the market offering” program (the “2021 ATM Offering”). On February 16, 2021, we filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the 2021 Sales Agreement to $125 million in the aggregate, inclusive of the up to $50 million in shares of common stock previously sold in the 2021 ATM Offering. On March 5, 2021, we filed a second amendment to the prospectus supplement with the SEC to further increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the 2021 Sales Agreement to $200 million in the aggregate, inclusive of the up to $125 million in shares of common stock previously sold in the 2021 ATM Offering. The offer and sale of shares of common stock from the 2021 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-251995) which became effective on January 20, 2021. Through December 31, 2021, we had received gross proceeds of $200 million through the sale of 52,552,353 shares of common stock from the 2021 ATM Offering. The 2021 ATM Offering was terminated in December 2021.

On January 29, 2021, ACS closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $3,991,497 (the “Facility”). The purchase price was paid by our own working capital. Ownership of the Facility was subsequent assigned to BNI.

On March 9, 2021, DP Lending entered into a securities purchase agreement with Alzamend Neuro, Inc. (“Alzamend”), a related party, to invest $10 million in Alzamend common stock and warrants, subject to the achievement of certain milestones. We agreed to fund $4 million upon execution of the securities purchase agreement and to fund the balance upon Alzamend achieving certain milestones related to the U.S. Food and Drug Administration approval of Alzamend’s Investigational New Drug application and Phase 1a human clinical trials for Alzamend’s lithium based ionic cocrystal therapy, known as AL001. As of the date of this Annual Report, we have funded an aggregate of $6 million pursuant to the securities purchase agreement. Under the securities purchase agreement, Alzamend has agreed to sell up to 6,666,667 shares of its common stock to DP Lending for $10 million, or $1.50 per share, and issue to DP Lending warrants to acquire up to 3,333,334 shares of Alzamend common stock with an exercise price of $3.00 per share. The transaction was approved by our independent directors after receiving a third-party valuation report of Alzamend.

On May 12, 2021, we issued 275,862 shares of common stock to Ault & Company, Inc. (“A&C”), a related party, upon the conversion of $400,000 of principal on an 8% Convertible Promissory Note dated February 5, 2020.

On June 11, 2021, we entered into a securities purchase agreement with A&C, pursuant to which A&C is entitled to purchase 1,000,000 shares of our common stock for a total purchase price of $2,990,000, at a purchase price per share of $2.99, which was $0.05 per share above the closing stock price on June 10, 2021.

On June 15, 2021, Alzamend closed an initial public offering at a price to the public of $5.00 per share. DP Lending purchased 2,000,000 shares of Alzamend’s common stock in the initial public offering for an aggregate of $10,000,000. Alzamend’s common stock is listed on The Nasdaq Capital Market under the ticker symbol “ALZN.”

During the quarter ended September 30, 2021, we executed contracts to purchase 4,000 Antminer S-19 Pro Bitcoin miners. The gross purchase price is $27.3 million. In November 2021, we executed contracts to purchase an aggregate of 16,000 Bitcoin miners for $121 million. The purchase includes both the environmentally friendly S19 XP Antminers that feature a processing power of 140 terahashes per second (“TH/s”) with an energy consumption of 3.01 kilowatt-hours (“kWh”) and the S19j Pro Antminers that feature a processing power of 100 TH/s with an energy consumption of 2.95 kWh. As of March 31, 2022, 4,754 were in our possession, and the remaining miners are expected to be shipped between April 2022 and September 2022. Approximately $92.4 million of the gross purchase price has been paid as of March 24, 2022 with the balance scheduled to be paid between April 2022 and November 2022.

On December 13, 2021, BNI closed an investment of Series A preferred stock of Earnity Inc. (“Earnity”), a decentralized finance (“DeFi”) marketplace based in San Mateo, California. BNI paid approximately $11.5 million for the shares of Earnity’s Series A preferred stock. Following the investment, BNI beneficially owned approximately 19.99% of Earnity’s common stock.

On December 15, 2021, DP Lending entered into an exchange agreement with Imperalis Holding Corp. (“IMHC”) pursuant to which IMHC issued us a convertible promissory note (the “IMHC Note”) in the principal amount of $101,528.77, in exchange for those certain promissory notes dated August 18, 2021 and November 5, 2021 previously issued by IMHC to DP Lending in the aggregate principal amount of $100,000, which prior notes had accrued interest of $1,528.77 as of the December 15, 2021. The IMHC Note accrues interest at 10% per annum, is due on December 15, 2023, and the principal, together with any accrued but unpaid interest on the amount of principal, is convertible into shares of IMHC’s common stock at DP Lending’s option at a conversion price of $0.01 per share.

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On December 16, 2021, we entered into a stock purchase agreement (the “Agreement”) with the majority stockholders of IMHC. Pursuant to the Agreement, we purchased 129,363,756 shares of IMHC’s common stock from the sellers in exchange for $200,000. Upon the closing of the Agreement, we owned a majority of IMHC’s common stock, resulting in a change in control of IMHC.

On December 22, 2021 (the “Closing Date”), AGREE Madison, LLC, a wholly owned subsidiary of AGREE (“AGREE Madison”), through various wholly owned subsidiaries (the “Property Owners”), entered into construction loan agreements (the “Loan Agreements”) in the aggregate amount of $68,750,000 (the “Loans”) in connection with the acquisition of four hotel properties (the “Properties”). The Properties were acquired on the Closing Date for an aggregate purchase price of $69,200,000, of which $2,500,000 was previously funded on deposit, $21,378,000 was paid by the Company on the Closing Date, and the remaining amounts were funded from the Loans. The remaining $23,428,000 of the Loans are available to be drawn upon by the Property Owners towards the completion of the $13,700,000 in property improvement plans (“PIPs”) the Property Owners agreed to undertake, as well as to fund working capital, interest reserves, franchise fees and other costs and expenses related to the acquisition. The Loans are due on January 1, 2025 (the “Maturity Date”), but may be extended by the Property Owners for two additional 12-month terms, subject to certain terms and conditions as set forth in the Loan Agreements. The Loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The Property Owners will make monthly installment payments of interest only, starting January 1, 2022.

On December 27, 2021, the Company and GWW entered into a Share Exchange Agreement (the “Exchange Agreement”) with Giga-tronics Incorporated, a California corporation (“GIGA”). Pursuant to the Exchange Agreement, GIGA will acquire all of the outstanding shares of capital stock of GWW in exchange for (i) issuing to the Company 2,920,085 shares of GIGA’s common stock (“GIGA Common Stock”) and 514.8 shares of a new series of preferred stock (“GIGA Preferred Stock”) which are convertible into an aggregate of 3,960,043 shares of GIGA Common Stock, subject to adjustment, and (ii) the assumption of GWW’s equity awards representing, on an as-assumed basis, 249,875 shares of GIGA Common Stock (the “Exchange Transaction”). Completion of the Exchange Transaction is subject to the approval of GIGA’s shareholders and customary closing conditions.

Immediately following the completion of the Exchange Transaction, GWW will be a wholly owned subsidiary of GIGA. In addition, the Exchange Agreement provides that the Company shall loan to GIGA $4.25 million pursuant to a convertible promissory note (“Closing Date Loan”) upon the closing of the Exchange Transaction (the “Closing”), and following the Closing, GIGA will repurchase or redeem all of its shares of Series B, Series C, Series D and Series E preferred stock currently outstanding (the “Outstanding Preferred”). Assuming the repurchase of the Outstanding Preferred and based upon 2,725,010 shares of GIGA Common Stock currently outstanding, following the issuance to the Company of the shares of GIGA Common Stock and GIGA Preferred Stock pursuant to the Exchange Transaction, the Company would hold approximately 68% of the outstanding voting power and capital stock of GIGA, and existing holders of GIGA Common Stock would hold approximately 32%.

On December 30, 2021, Third Avenue Apartments LLC (“Third Avenue Apartments”), which is a wholly owned subsidiary of AGREE Madison, closed upon the acquisition of certain real property located in St. Petersburg, Florida (the “Real Property”) together with all improvements on the Real Property and all singular rights and appurtenances pertaining thereto, including, but not limited to, (i) all entitlements, easements, rights, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Real Property, (ii) all tangible personal property, owned and assignable by Seller, located on or used in connection with the Real Property, including, without limitation, engineering studies, soils reports, (iii) all warranties, guaranties, indemnities and other similar rights relating to the Real Property and/or the assets transferred hereby, (iv) all permits, licenses, consents, approvals and entitlements related to the Real Property, (v) any rights of way, appendages appurtenances, easements, sidewalks, alleys, gores or strips of land adjoining or appurtenant to the Real Property or any portion thereof, if any, and used in conjunction therewith, and (vi) all intangible rights directly relating to the Real Property (collectively, with the Real Property, the “Property”).

The Property was acquired from Third Avenue at St Petersburg LLC (the “Seller”) pursuant to a contract of entered into by Third Avenue Apartments and the Seller. The purchase price for the Property was $15,500,000, of which $1,500,000 was previously funded on deposit and the remaining $14,000,000 was paid by the Company on the closing date. We plan to use the Property for the development of a high-rise multi-family project.

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On December 30, 2021, we issued of (i) secured promissory notes (individually, a “Note” and collectively, the “Notes”) with an aggregate principal face amount of approximately $66,000,000; (ii) five-year Class A warrants to purchase an aggregate of 14,095,350 shares of our common stock at an exercise price of $2.50, subject to adjustment; and (iii) five-year Class B warrants to purchase an aggregate of 1,942,508 shares of our common stock at an exercise price of $2.50 per share, subject to adjustment. We agreed to file a registration statement to register the shares of common stock underlying the foregoing warrants and certain other shares underlying previously issued warrants to one of the investors.

We, certain of our subsidiaries and Esousa, as the collateral agent on behalf of the investors (the “Agent”) entered into a security agreement, pursuant to which we (i) pledged the equity interests in substantially all of our U.S. based subsidiaries and (ii) granted to the investors a security interest in substantially all of our deposit accounts, securities accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds therefrom. The entirety of the loan, including the original issue discount and accrued but unpaid interest, was fully paid off on March 30, 2022.

On February 4, 2022, we and Ault Alliance entered into a securities purchase agreement providing for our purchase of BNI from Ault Alliance. As a result of this transaction, both BNI and Ault Alliance are each stand-alone wholly owned subsidiaries of ours.

On February 10, 2022, consistent with our objective to have BNI operate the entirety of our business that relates to cryptocurrencies, Ault Alliance assigned the entirety of its interest in ACS to BNI.

On February 25, 2022, we entered into an At-The-Market Issuance Sales Agreement (the “2022 Sales Agreement”) with Ascendiant to sell shares of common stock having an aggregate offering price of up to $200 million from time to time, through an “at the market offering” program (the “2022 ATM Offering”). The offer and sale of shares of common stock from the 2022 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-260618) which became effective on November 12, 2021. Through March 31, 2022, we had received gross proceeds of approximately $110 million through the sale of 140,658,096 shares of common stock from the 2022 ATM Offering.

On March 20, 2022, we and IMHC entered into a securities purchase agreement (the “Acquisition Agreement”) with TOGI. According to the Acquisition Agreement, we will (i) deliver to IMHC all of the outstanding shares of common stock of TOGI that we own, and (ii) forgive and eliminate the intracompany accounts between us and TOGI evidencing historical equity investments made by us in TOGI, in the approximate amount of $25,000,000, in consideration for the issuance by IMHC to us (the “Transaction”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “IMHC Preferred Stock”), with each such share having a stated value of $1,000. The closing of the Transaction is subject to our delivery to IMHC of audited financial statements of TOGI and other customary closing conditions. Immediately following the completion of the Transaction, TOGI will be a wholly owned subsidiary of IMHC. The parties to the Agreement have agreed that, upon completion of the Transaction, IMHC will change its name to TurnOnGreen, Inc., and, through an upstream merger whereby the current TOGI shall cease to exist, IMHC shall own TOGI’s two operating subsidiaries, TOG Technologies and Digital Power. Promptly following the closing of the Transaction, IMHC will dissolve its three dormant subsidiaries.

Corporate Information

We are a Delaware corporation, initially formed in California in 1969 and reincorporated in Delaware in 2017. We are located at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141. Our phone number is (949) 444-5464 and our website address is www.bitnile.com.

Our Corporate Structure

On January 19, 2021, we changed our corporate name from DPW Holdings, Inc. to Ault Global Holdings, Inc. and, on December 13, 2021, we changed our corporate name from Ault Global Holdings, Inc. to BitNile Holdings, Inc. (together, the “Name Changes”). The Name Changes were each effected through a parent/subsidiary short form merger pursuant to an Agreement and Plan of Merger dated January 7, 2021 and December 1, 2021, respectively. Neither of the mergers nor the corresponding Name Changes affected the rights of our security holders. Our common stock is traded on the NYSE American under the symbol “NILE.” Existing stock certificates that reflect our prior corporate names continue to be valid. Certificates reflecting the new corporate name are issued as old stock certificates are tendered for exchange or transfer to our transfer agent. Concurrently with the change in our name to Ault Global Holdings, Inc., Milton C. Ault III was appointed as our Executive Chairman, William B. Horne was appointed as our Chief Executive Officer and remains as Vice Chairman of our board of directors (the “Board”), and Henry Nisser was appointed as our President and remains as our General Counsel.

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Commencing in October 2019 and continuing through February 2022, we reorganized our corporate structure pursuant to a series of transactions by and among BitNile and its directly and indirectly owned subsidiaries. The purpose of the reorganization was to align our various businesses by the products and services that constitute the majority of each subsidiaries’ revenues. As a result of the foregoing transactions, our streamlined corporate structure is currently as follows:

BitNile Holdings, Inc.
Gresham Worldwide, Inc. 100%
TurnOnGreen, Inc. 100%
Ault Alliance, Inc. 100%
BitNile, Inc. 100%
Gresham Power Electronics Limited 100%
Microphase Corporation 56.4%
Relec Electronics Ltd. 100%
Enertec Systems 2001 Ltd. 100%
Ault Media Group, Inc. 100%
Ault Global Real Estate Equities, Inc. 100%
Digital Power Lending LLC 100%
Third Avenue Apartments, LLC 100%
AGREE Madison, LLC 100%
Ault Alpha LP 100% LP Equity
Imperalis Holdings 81%
Alliance Cloud Services, LLC 70%

Our Business Strategy

As principally a holding company, our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value, such as activist trading. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer.

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Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton C. (Todd) Ault, III, we seek to find undervalued companies and disruptive technologies with a global impact. We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on William B. Horne, our Vice Chairman and Chief Executive Officer, and Henry Nisser, our President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

Our Executive Committee acts as the underwriting committee for DP Lending and approves all lending transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing.

Over the recent past, we have provided capital and relevant expertise to fuel the growth of businesses in cryptocurrency mining, DeFi, defense/aerospace, industrial, telecommunications, medical and textiles. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

Our Subsidiaries and their Businesses

BitNile, Inc.

BNI conducts data center operations and Bitcoin mining through ACS.

Overview

BNI is a blockchain technology company focused on mining of Bitcoin, among other activities. We mine using purpose-built computers (or “miners”) to solve complex cryptographic algorithms (or “verify” or “solve” blocks) in the blockchain in exchange for rewards and fees denominated in the native token of that blockchain network.

We will evaluate each digital asset in our portfolio, or that we propose to acquire in the future (including by mining), to determine whether it would likely be considered a security under U.S. federal securities laws, in consultation with outside counsel, as applicable. We will base our analysis on relevant caselaw, applying the frameworks established by the U.S. Supreme Court and taking into consideration relevant guidance by the SEC and its staff. See “Risk Factors —  Risks Related to Our Bitcoin Operations – Legal and Regulatory —  A particular digital asset’s status as a ‘security’ in any relevant jurisdiction is subject to a high degree of uncertainty and if a regulator disagrees with our characterization of a digital asset, we may be subject to regulatory scrutiny, investigations, fines and penalties, which may adversely affect our business, operating results and financial condition. A determination that Bitcoin that we own or mine is a ‘security’ may adversely affect the value of Bitcoin and our business.”

Since commencement of our mining operations in 2021 at the Facility, we have mined 45.7 Bitcoin for our own account through December 31, 2021. While we mine for cryptocurrency for sale in the ordinary course of business, we believe that cryptocurrency represents an attractive, appreciating investment opportunity, and as such we have historically held cryptocurrency assets that we do not otherwise sell to fund our operating expenses. On December 31, 2021, we held 46.75 Bitcoin valued at approximately $2.2 million based on prices as of such date. Our total revenue from mining operation was $3.5 million during the fiscal year ended December 31, 2021. Our mining operations generated net income of $1.5 million during the fiscal year ended December 31, 2021. As of December 31, 2021, the carrying value of our approximately 46.75 Bitcoins was $2.2 million, representing 0.4% of our total assets of $490.8 million as of such date.

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Our Vision

Traditional finance has historically had poor customer service and a less than desirable user experience in mobile and web-based platforms, which opens the door to massive disruption through digital technologies. Additionally, central bank intervention in the financial markets has increasingly turned to money printing through quantitative easing, which increasingly dilutes the buying power of the global fiat currency market and leads the world to seek more scarce alternatives. The first phase of the digital transformation has been through the creation of blockchain-based digital assets. We believe the second phase of this transition will be take form in bridges being built between DeFi and traditional finance to help improve customer service and user experience in traditional finance.

We foresee a time when traditional banking is done in the palm of our hands in community-based, peer-to-peer transactions as opposed through financial intermediaries. This community-based, peer-to-peer network is otherwise known as DeFi. Although we do not believe DeFi will replace traditional finance in the near- to medium-term, we believe this transition will happen rapidly over the next 20 years as Millennials and Gen-Xers become the power class and the Baby Boomers retire. DeFi is a concept whereby traditional financial intermediaries are not required to process transactions. The proliferation of blockchain-based protocols will enable participants to offer novel financial products to banking customers. For instance, in a world where traditional finance provides savings account rates less than 1%, DeFi protocols can provide savings accounts with significantly higher yields. Traditional financial platforms are not currently designed to distribute these products to its customers. We believe that in the near-term integrating a traditional broker dealer could help facilitate the distribution of these decentralized finance protocols to a broad base of customers. While we recognize DeFi is in its infancy stage, we believe blockchain will be integral to its advancement. We recognize the uncertainties in DeFi and its effect on our economy both in the U.S. and globally, and acknowledge that this is a new evolving area that may not evolve as we anticipate and in which we may never be a material participant.

Cryptocurrency and Cryptocurrency Mining Overview

Blockchain and Cryptocurrencies Overview

Cryptocurrencies are a type of digital asset that function as a medium of exchange, a unit of account and/or a store of value (i.e. a new form of digital money). Cryptocurrencies operate by means of blockchain technology, which generally uses open-source, peer-to-peer software to create a decentralized digital ledger that enables the secure use and transfer of digital assets. We believe cryptocurrencies and associated blockchain technologies have potential advantages over traditional payment systems, including: the tamper-resistant nature of blockchain networks; rapid-to-immediate settlement of transactions; lower fees; elimination of counterparty risk; protection from identify theft; broad accessibility; and a decentralized nature that enhances network security by reducing the likelihood of a “single point of failure.” Recently, cryptocurrencies have gained widespread mainstream attention and have begun to experience greater adoption by both retail and institutional investors and the broader financial markets. For example, Bitcoin’s aggregate market value exceeded $800 trillion in February 2022, $1 trillion in February 2021 compared to $160 billion in February 2020, based on Bitcoin prices quoted on major exchanges. As cryptocurrencies, and blockchain technologies more generally, have entered the mainstream, prices of digital assets have reached all-time highs and the broader ecosystem has continued to develop. While we expect the value of Bitcoin to remain volatile, we believe this increase in aggregate market value signals institutionalization and wider adoption of cryptocurrency.

Cryptocurrencies are decentralized currencies that enable near instantaneous transfers. Transactions occur via an open source, cryptographic protocol platform which uses peer-to-peer technology to operate with no central authority. The online network hosts the public transaction ledger, known as the blockchain, and each cryptocurrency is associated with a source code that comprises the basis for the cryptographic and algorithmic protocols governing the blockchain. In a cryptocurrency network, every peer has its own copy of the blockchain, which contains records of every historical transaction — effectively containing records of all account balances. Each account is identified solely by its unique public key (making it effectively anonymous) and is secured with its associated private key (kept secret, like a password). The combination of private and public cryptographic keys constitutes a secure digital identity in the form of a digital signature, providing strong control of ownership.

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No single entity owns or operates the network. The infrastructure is collectively maintained by a decentralized public user base. As the network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of the currency units. Rather, the value is determined by market factors, supply and demand for the units, the prices being set in transfers by mutual agreement or barter among transacting parties, as well as the number of merchants that may accept the cryptocurrency. Since transfers do not require involvement of intermediaries or third parties, there are currently little to no transaction costs in direct peer-to-peer transactions. Units of cryptocurrency can be converted to fiat currencies, such as the U.S. dollar, at rates determined on various exchanges, such as Binance, Coinbase, FTX, Kraken, Gemini, and others. Cryptocurrency prices are quoted on various exchanges and fluctuate with extreme volatility.

We believe cryptocurrencies offer many advantages over traditional, fiat currencies, although many of these factors also present potential disadvantages and may introduce additional risks, including:

●	acting as a fraud deterrent, as cryptocurrencies are digital and cannot be counterfeited or reversed arbitrarily by a sender;
●	immediate settlement;
●	elimination of counterparty risk;
●	no trusted intermediary required;
●	lower fees;
●	identity theft prevention;
●	accessible by everyone;
●	transactions are verified and protected through a confirmation process, which prevents the problem of double spending;
●	decentralized — no central authority (government or financial institution); and
●	not recognized universally and not bound by government imposed or market exchange rates.

However, cryptocurrencies may not provide all of the benefits they purport to offer.

Limitations on Bitcoin Mining

In addition to competition, there are two factors that may affect all digital asset mining companies and Bitcoin in particular: (i) limitations on the supply of the cryptocurrency being mined; and (ii) the market price of the cryptocurrency.

The blockchain’s method for creating new Bitcoins is mathematically determined in a manner so that the supply of Bitcoins grows at a limited rate pursuant to a pre-set schedule. Specifically, the number of Bitcoins awarded for solving a new block is automatically halved for every 210,000 blocks that are solved. The current fixed reward for solving a new block is 6.25 Bitcoins per block, which was reduced from 12.5 Bitcoins in May 2020. This deliberately controlled rate of Bitcoin creation means that the number of Bitcoins in existence will never exceed 21 million and that Bitcoins cannot be devalued through excessive production unless the Bitcoin network’s source code and the underlying protocol for Bitcoin issuance is altered. This also means, however, that our revenue prospects will decline unless the price of a Bitcoin increases commensurately or we acquire more miners.

We currently only mine Bitcoin. Our ability to generate revenue from our mining operations will be dependent on the price of Bitcoin. On September 24, 2021, the Bank of China announced that all cryptocurrency trading and mining are illegal in China. Bitcoin and Ethereum, the second largest digital currency, fell 5% and 7%, respectively. The prices of cryptocurrencies, specifically Bitcoin, have experienced substantial volatility, including fluctuation patterns which may reflect “bubble” type volatility, meaning that high or low prices at a given time may not be indicative of the current or future value of Bitcoin. The price of a Bitcoin may be subject to rapidly changing investor and market sentiment, and may be influenced by factors such as technology, regulatory developments and media coverage. Further, Bitcoin’s value, like that of other cryptocurrencies, may be based on various factors, including their acceptance as a means of exchange or purchasing power by consumers and vendors, volume, liquidity and transferability and market demand. Bitcoin’s current price reflects, in part, the belief by some that Bitcoin could become a widely accepted form of currency, however if this prediction turns out to be incorrect its price could decrease dramatically, as would our prospects for future revenue and profits. See “Risk Factors – Risks Related to Our Bitcoin Operations” for more information on the risks we face due to our mining of Bitcoin and its speculative and volatile nature.

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Cryptocurrency Mining and Mining Pools

As a cryptocurrency miner, we use specialized miners to solve cryptographic math problems necessary to record and “publish” cryptocurrency transactions to blockchain ledgers. Generally, each cryptocurrency has its own blockchain, which consists of software code (also known as a protocol), which is run by all the computers on the network for such blockchain. Within this code, transactions are collated into blocks, and these blocks must meet certain requirements to be verified by the blockchain software, added to the blockchain or ledger of all transactions and published to all participants on the network that are running the blockchain software. After a transaction is verified, it is combined with other transactions to create a new block of data for the blockchain. For proof-of-work blockchains, the process of verifying valid blocks requires computational effort to solve a cryptographic equation, and this computational effort protects the integrity of the blockchain ledger. This process is referred to as “mining.” As a reward for verifying a new block, miners receive payment in the form of the native cryptocurrency of the network (e.g., Bitcoin). This payment is comprised of a block reward (i.e., the automatic issue of new cryptocurrency tokens) and the aggregated transaction fees for the transactions included in the block (paid in existing cryptocurrency tokens by the participants to the transactions). The block reward payments and the aggregated transaction fees are what provide the incentive for miners to contribute hash rate to the network.

A “hash” is the actual cryptographic function run by the miners, and is a unique set of numbers and letters derived from the content of the block. The protocol governing the relevant blockchain sets certain requirements for the hash. Miners compete to be the first to generate a valid hash meeting these requirements and, thereby, secure payment for solving the block. Hash rate is the speed at which miners can complete the calculation, and therefore is a critical measure of performance and computational power. A high rate means a miner may complete more calculations over a given period and has a greater chance to solve a block. An individual miner has a hash rate total of its miners seeking to mine a specific cryptocurrency, and the blockchain-wide hash rate for a specific cryptocurrency can be understood as the aggregate of the hash rates of all of the miners actively trying to solve a block on that blockchain at a given time.

The protocols governing Bitcoin and other cryptocurrencies are coded to regulate the frequency at which new blocks are verified by automatically adjusting what is known as the “mining difficulty,” which is the level of computational activity required before a new block is solved and verified. For example, on the Bitcoin blockchain the protocol is coded such that a new block is solved and verified approximately every ten minutes, while on Ethereum blocks are designed to be solved approximately every twelve to fifteen seconds. As such, to the extent the hash power on the network is increased or decreased due to, for example, fluctuations in the number of active miners online, mining difficulty is correspondingly increased or decreased to maintain the preset interval for the verification of new blocks.

On certain cryptocurrency networks, including Bitcoin, the rewards for solving a block are also subject to periodic incremental halving. Halving is a process designed to control the overall supply and reduce the risk of inflation in cryptocurrencies using a proof-of-work consensus algorithm. After a predetermined number of blocks are added to the blockchain, the mining reward is cut in half, hence the term “halving.” The last halving for Bitcoin occurred on May 11, 2020. The next halving for Bitcoin is expected to occur in 2024, and as such, absent any changes to the Bitcoin protocols, the block reward will remain stable until then. By contrast, Ethereum does not have a maximum supply limit or pre-determined reduction in reward amounts. Rather, Ethereum currently has a fixed issuance schedule of 2.0 Ether per block mined. However, Ethereum has on two separate occasions reduced the quantity of ETH rewarded per block and may make additional changes in the future, whether or not Ethereum ultimately transitions to a proof-of-stake consensus mechanism. Transaction fees are variable and depend on the level of activity on the network. Generally, transaction fees increase during times of network congestion, as miners will prefer transactions with higher fees, and therefore a higher fee can reduce the time to process a transaction, and decrease when there are fewer transactions on the network.

As the total amount of available hash rate has increased (particularly on the Bitcoin network), it has become increasingly difficult for any individual miner to independently solve a block and as a result “mining pools” have emerged as an efficient way for miners to pool resources. Mining pools aggregate the hash rate of various miners participating in the mining pool. In this way the mining pool, rather than an individual miner, receives the block reward and related transaction fees. The mining pool is organized by a third party who, in return for a percentage of the earned block rewards and transaction fees as a fee, administers the pool and ensures that the participants in the pool receive their share of the block reward and related transaction fees, generally pro-rata to their contributed hash rate. Mining pools offer miners more predictable and consistent revenue compared to mining individually. We participate in mining pools.

Our Strategy

Smart Growth

We aim to optimize our mining by identifying and purchasing the most profitable miners with industry-leading returns on investment and actively monitoring and adjusting the operation of those machines to enhance their performance. When planning our short- and long-term operating strategies and capital expenditures, we carefully monitor fluctuations and longer-term trends in the value of certain cryptocurrencies, which impacts the return on investment of machines. We also regularly evaluate potential innovations in geography, physical footprint, computing technology and similar areas to improve our operations and productivity. We believe this smart-growth strategy, including our commitment to mining efficiency and return on investment in miners, will enable us to build value over the long term.

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Own and Operate Our Mining Facilities

We are investing heavily in purchasing, building and operating our mining facilities. By owning and operating our miners at facilities that offer competitive advantages, including access to reliable, low-cost, renewable power and room for expansion, we expect to have greater control over the timing of the purchase and deployment of our miners. We also may enhance our ability to intelligently and quickly adapt our operating model and reap savings compared to paying for outsourced operations and infrastructure. We anticipate that we will continue to consider other opportunities to integrate our operations, including with respect to both the software utilized by our fleet and the associated hardware.

Reliable, Low-Cost, Renewable Power

Power represents our highest variable direct cost for our mining operations, with electrical power required to operate the miners. We believe the combination of increased mining difficulty, driven by greater hash rates, and the periodic adjustment of reward rates, such as the halving of Bitcoin rewards, will drive the increasing importance of power efficiency in cryptocurrency mining over the long term. As a result, we are focused on deploying our miners at locations with access to reliable, renewable power sources, as successfully doing so should enable us to reduce our power costs.

Miners require considerable amounts of electrical energy to perform their functions and mine Bitcoin; consequently, a critical aspect of operating in the cryptocurrency mining industry is obtaining a reliable supply of electricity at a relatively low and stable cost. To this end, in January 2021, ACS purchased the Facility, which currently has access to 28 megawatts of power in preparation for the planned purchase of Bitcoin mining equipment. Since the purchase of the Facility, we have invested in infrastructure improvements and began both ramping up the sites power capacity and installing S19jPro miners. To date, we have increased power load from 1.5 megawatts to 14 megawatts and expect to have 28 megawatts installed at this location by July 2022. In addition, we have received a commitment by the utility company that currently provides our power to expand the site’s capacity up to 297 megawatts, for which we are currently working on setting forth in a formal agreement. Our relationship with the utility company has grown as we have demonstrated our ability to upgrade and use power at our site effectively. We are in the midst of finalizing those expansion details with the utility company, engineers, and Economic Development Agency. This planned expansion would allow the operation of up to as many as 90,000 Bitcoin miners at the Facility.

We continue to evaluate other sites, locations, and partnerships for additional and alternative support of future mining operations. While we have not at present entered into any other agreements, we will continue to explore and evaluate additional facilities that that would enable us to expand our mining operations as needed.

We expect to enter into power agreements that will allow us to have one of the highest carbon-free energy footprints at a price equal to or less than the current cost of fossil fuel energy in other locations, based on current market power costs as of the date of this Annual Report.

Our Mining Operations

On January 29, 2021, ACS closed on the acquisition of the 617,000 square foot energy-efficient Facility for a purchase price of $4.0 million. The purchase price was paid by our own working capital. The Facility has been remodeled and converted over the past year into a site focused on three types of business (commercial real estate, enterprise data center, and high-density computing).

The buildout of the initial 30,000 square feet will be used primarily for our Bitcoin mining operations. While we believe the Facility and its anticipated future operations will be successful, there is a risk that its expectations will not materialize in a timely manner, if at all.

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During the fiscal year ended December 31, 2021, we executed contracts to purchase 4,000 Antminer S-19 Pro Bitcoin miners. As of February 15, 2022, we have 2,160 Bitcoin miners in operation. The remaining units are expected to be delivered at a rate of approximately 300 units per month through July 2022. The total purchase price is $27.3 million. In November 2021, we executed contracts to purchase 16,600 Bitcoin miners for $128 million. The purchase includes both the environmentally friendly S19 XP Antminers that feature a processing power of 140 terahashes per second (TH/s) with an energy consumption of 3.01 kilowatt-hours (kWh) and the S19j Pro Antminers that feature a processing power of 100 TH/s with an energy consumption of 2.95 kWh. Based on current delivery schedules, we expect that the 16,600 newly purchased miners will be shipped by Bitmain Technologies Limited (“Bitmain”) between approximately April 2022 and September 2022. Approximately $89 million of the total purchase price has been paid as of March 8, 2022 with the balance scheduled to be paid between March 2022 and November 2022. The supplier, Bitmain, does not disclose when the miners are manufactured. We have a futures purchase contract and Bitmain has been supplying equipment according to the scheduled delivery as outlined in these agreements. All dollar amounts provided in this paragraph include fees payable in connection with obtaining the ability to enter into the contracts, and not solely the cost of the miners.

Our strategy includes identifying less expensive, clean power for our Bitcoin mining operations. Management of the company has considered the issues surrounding the environmental impact of our Bitcoin mining operations. Based on this review, we have concluded that the environmental impact of our mining operations is not material given that approximately 85% of the energy we use is “green,” meaning it is sourced from nuclear, wind or solar power. In addition to our continued expansion investments at the Facility, we also seek out new locations to support our Bitcoin mining business. We consider sites with a variety of offerings, including purchasing the site (as we have done in Michigan), but also leasing buildings and facilities, hosting relationships and strategic partnerships. At this time, we have not entered into any new mining agreements at locations other than the Facility. We currently mine Bitcoin only.

Coins that are mined are held in a custodial account as digital assets. We securely store assets at NYDIG ABL LLC (“NYDIG”), a regulated, audited and insured cryptocurrency custodian. The custody arrangements require that we mine to a custodial wallet address where the private key is held by the custodian and all keys for the wallet are held in cold storage. This provides a layer of protection in both the transaction and liquidation phases of the operations by using multi-factor and multi-person approval processes, to include Know Your Customer and Anti-Money Laundering procedures of the receiving party. We will either hold the digital assets or may choose to convert those assets into fiat currency depending on financial needs and plans. When we opt to convert the digital assets we sell or exchange our Bitcoin through NYDIG, the custodian of our digital wallet. When we elect to make a sale or exchange our Senior Vice President - Finance submits a request to NYDIG’s execution department to exchange Bitcoin for U.S. dollars. NYDIG sends an approval email to our CEO to approve. Once approved by our CEO, NYDIG executes the sale/exchange on its trading platform at current market prices, less commissions, and deposits the U.S. dollars into our bank account.

Currently, we are converting Bitcoin received from our mining activities into fiat currency on a bimonthly basis, on average, to pay for operating costs and purchase commitments for new mining equipment. We are not currently holding any digital assets for investment.

Our Contracts with Bitmain

Between July and November 2021, we entered into five separate Non-Fixed Price Sales and Purchase Agreements (collectively, the “Bitmain Agreements”) with Bitmain, as follows:

●	Pursuant to the Bitmain Agreement dated July 23, 2021, Bitmain agreed to sell 1,000 Antminer S-19 Pro miners for the estimated total purchase price of $2,550,000, which miners have been delivered;

●	Pursuant to the Bitmain Agreement, dated September 12, 2021, Bitmain agreed to sell 3,000 Antminer S-19 Pro miners for the estimated total purchase price of $20,509,500, which miners have been delivered;

●	Pursuant to the Bitmain Agreement dated November 10, 2021, Bitmain agreed to sell 4,000 S19 XP miners for the estimated total purchase price of $45,360,000, which miners are expected to be shipped monthly between July and September 2022;

●	Pursuant to the Bitmain Agreement dated November 17, 2021, Bitmain agreed to sell 12,000 S19j miners for the estimated total purchase price of $76,000,000, of which 754 have miners have been delivered and the balance of the miners are expected to be shipped monthly between April and August 2022; and

●	Pursuant to the Bitmain Agreement dated November 17, 2021, Bitmain agreed to sell 600 S19XP miners for the estimated total purchase price of $6,510,000, which miners are expected to be shipped monthly between July and December 2022.

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Within seven days after the signing of each Bitmain Agreement, we paid Bitmain a down payment within the range of 25% and 31.86% of the estimated total purchase price, and an additional prepayment within the range of 28.14% and 35% of the actual purchase price for each monthly batch scheduled for shipment, which is due six months prior to shipment. The actual purchase price for such batch to be shipped six months later will be provided by Bitmain one month prior to the shipment of the current batch, provided that the actual purchase price will not be higher than the total purchase price set forth in the payment schedules in the Bitmain Agreements.

All of the miners we are purchasing are newly manufactured and not pre-owned. We are not aware if Bitmain is experiencing any supply side constraints in its ability to fulfill the Bitmain Agreements; to date, Bitmain has timely delivered all miners pursuant to the delivery schedule in such agreements.

Regulation

The laws and regulations applicable to cryptocurrency are evolving and subject to interpretation and change. Governments around the world have reacted differently to cryptocurrencies; certain governments, such as the People’s Republic of China, have deemed them illegal, and others have allowed their use and trade without restriction, while in some jurisdictions, such as in the U.S., cryptocurrencies are subject to extensive, and in some cases overlapping, unclear and evolving regulatory requirements. As cryptocurrencies have grown in both popularity and market value, the U.S. Congress and a number of U.S. federal and state agencies, including the Financial Crimes Enforcement Network (the “FinCEN”), the SEC, the Commodity Futures Trading Commission (the “CFTC”), the Financial Industry Regulatory Authority (the “FINRA”), the Consumer Financial Protection Bureau (the “CFTC”), the Department of Justice (the “DOJ”), the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service and state financial regulators, have been examining the operations of cryptocurrency networks, cryptocurrency users and cryptocurrency exchange markets, with particular focus on the extent to which cryptocurrencies can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness and consumer-protective safeguards of exchanges or other service-providers that hold, transfer, trade or exchange digital assets for users. For instance, the Cyber-Digital Task Force of the DOJ published a report entitled “Cryptocurrency: An Enforcement Framework” in October 2020. This report provides a comprehensive overview of the possible threats and enforcement challenges the DOJ views as associated with the use and prevalence of cryptocurrency, as well as the regulatory and investigatory means the DOJ has at its disposal to deal with these possible threats and challenges.

Many of these federal and state agencies have issued consumer advisories regarding the risks posed by cryptocurrencies to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of cryptocurrency transactions or requirements for businesses engaged in activities related to cryptocurrencies. Depending on the regulatory characterization of the cryptocurrencies we mine, the markets for those cryptocurrencies in general, and our activities in particular, may be subject to one or more regulators in the U.S. and globally. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of cryptocurrency markets and our cryptocurrency operations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against cryptocurrency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from cryptocurrency activity. There is also increasing attention being paid by U.S. federal and state energy regulatory authorities as the total load of crypto-mining grows and potentially alters the supply and dispatch functionality of the wholesale grid and retail distribution systems. Many state legislative bodies are also actively reviewing the impact of crypto-mining in their respective states.

We are unable to predict the effect that any future regulatory change, or any overlapping or unclear regulations, may have on us, but such change, overlap or lack of clarity could be substantial and make it difficult for us to operate our business or materially impact the market for cryptocurrencies that we mine or may mine in the future. FinCEN has issued guidance stating its position that it does not differentiate between fiat currency (which FinCEN calls “real currency”) and cryptocurrencies that are convertible into fiat currency or other forms of convertible virtual currencies (which FinCEN calls “virtual currency”) for purposes of determining whether a person or entity is engaging in “money transmission services.” Persons and entities engaging in virtual currency activities that amount to “money transmission services,” or otherwise cause them to be deemed a “money services business” under FinCEN’s regulations, must register as a money services business, implement an “effective” anti-money laundering program and comply with FinCEN’s reporting and recordkeeping requirements.

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In May 2019, FinCEN issued guidance relating to how the U.S. Bank Secrecy Act (“BSA”) and its implementing regulations relating to money services businesses apply to certain businesses that transact in convertible virtual currencies. Although the guidance generally indicates that certain mining and mining pool operations will not be treated as money transmission, the guidance also addresses when certain activities, including certain services offered in connection with operating mining pools such as hosting convertible virtual currency wallets on behalf of pool members or purchasers of computer mining power, may be subject to regulation. Although we believe that our mining activities do not presently trigger FinCEN registration requirements under the BSA, if our activities cause us to be deemed a “money transmitter,” “money services business” or equivalent designation, under federal law, we may be required to register at the federal level and comply with laws that may include the implementation of anti-money laundering programs, reporting and recordkeeping regimes, and other operational requirements. In that event, to the extent we decide to proceed with some or all of our operations, the required registration and regulatory compliance steps may result in extraordinary, non-recurring expenses to us, as well as on-going recurring compliance costs, possibly affecting operating results or financial condition in a material and adverse manner. Failure to comply with these requirements may expose us to fines, penalties and/or interruptions in our operations that could have a material adverse effect on our financial position, results of operations and cash flows.

According to the CFTC, at least some cryptocurrencies, including Bitcoin, fall within the definition of a “commodity” under the U.S. Commodities Exchange Act of 1936, as amended (the “CEA”). Under the CEA, the CFTC has broad enforcement authority to police market manipulation and fraud in spot cryptocurrency markets in which we may transact. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving cryptocurrencies that do not utilize margin, leverage, or financing. The National Futures Association (“NFA”) is the self-regulatory agency for the U.S. futures industry, and as such has jurisdiction over Bitcoin futures contracts and certain other cryptocurrency derivatives. However, the NFA does not have regulatory oversight authority for the cash or spot market for cryptocurrency trading or transactions. In addition, CFTC regulations and CFTC oversight and enforcement authority apply with respect to futures, swaps, other derivative products, and certain retail leveraged commodity transactions involving cryptocurrencies, including the markets on which these products trade.

The SEC has taken the position that many cryptocurrencies may be securities under U.S. federal securities laws. Some senior members of the staff of the SEC have expressed the view that Bitcoin and Ethereum are not securities under U.S. federal securities laws. However, such statements are not official policy statements by the SEC and reflect only the speakers’ views, which are not binding on the SEC or any other agency or court and cannot be generalized to any other cryptocurrency. The SEC’s Strategic Hub for Innovation and Financial Technology published a framework for analyzing whether any given cryptocurrency is a security in April 2019. However, this framework is also not a rule, regulation or statement of the SEC and is similarly not binding on the SEC. Notwithstanding that the SEC has not asserted regulatory authority over Bitcoin or trading or ownership of Bitcoin and has not expressed the view that Bitcoin should be classified or treated as a security for purposes of U.S. federal securities laws, the SEC has commented on Bitcoin and Bitcoin-related market developments and has taken action against investment schemes involving Bitcoin. For example, the SEC has charged at least three Bitcoin mining companies in connection with a Ponzi scheme to defraud investors in their mining operation. The SEC has also repeatedly denied proposed rule changes by exchanges to list and trade shares of certain Bitcoin-related investment vehicles on public markets, citing significant investor protection concerns regarding the markets for cryptocurrencies, including the potential for market manipulation and fraud. Although the SEC has not stated that mining Bitcoin is itself a regulated activity, to the extent any cryptocurrencies we mine are deemed to be securities, the offer, sale, and trading of those cryptocurrencies would be subject to the U.S. federal securities laws.

In addition to the SEC, state securities regulators and several foreign governments have also issued warnings that certain cryptocurrencies may be classified as securities in their jurisdictions, and that transactions in such cryptocurrencies may be subject to applicable securities regulations. Furthermore, certain state securities regulators have taken the position that certain cryptocurrency mining operations may involve the offer of securities. For example, the Texas State Securities Board has taken enforcement action against the operator of a cloud mining company, whereby customers could purchase hash rate managed by the cloud mining company in exchange for a share of the mining reward, for offering unregistered securities.

State financial regulators, such as the New York State Department of Financial Services (“NYDFS”), have also implemented licensure regimes, or repurposed pre-existing fiat money transmission licensure regimes, for the supervision, examination and regulation companies that engage in certain cryptocurrency activities. The NYDFS requires that businesses apply for and receive a license, known as the “BitLicense,” to participate in a “virtual currency business activity” in New York or with New York customers, and prohibits any person or entity involved in such activity from conducting activities without a license. Louisiana also has enacted a licensure regime for companies engaging in a “virtual currency business activity,” and other states are considering proposed laws to establish licensure regimes for certain cryptocurrency businesses as well. Some state legislatures have amended their money transmitter statutes to require businesses engaging in certain cryptocurrency activities to seek licensure as a money transmitter, and some state financial regulators have issued guidance applying existing money transmitter licensure requirements to certain cryptocurrency businesses. The Conference of State Bank Supervisors also has proposed a model statute for state level cryptocurrency regulation. Although we believe that our mining activities do not presently trigger these state licensing requirements in any state in which we operate or plan to operate, if our activities cause us to be deemed a “money transmitter,” “money services business” or equivalent designation under the law of any state in which we operate or plan to operate, we may be required to seek a license or register at the state level and comply with laws that may include the implementation of anti-money laundering programs, reporting and recordkeeping regimes, consumer protective safeguards, and other operational requirements. In such an event, to the extent we decide to proceed with some or all of our operations, the required registrations, licensure and regulatory compliance steps may result in extraordinary, non-recurring expenses to us, as well as on-going recurring compliance costs, possibly affecting our net income in a material and adverse manner. Failure to comply with these requirements may expose us to fines, penalties and/or interruptions in our operations that could have a material adverse effect on our financial position, results of operations and cash flows.

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Competition

Our business environment is constantly evolving, and cryptocurrency miners can range from individual enthusiasts to professional mining operations with dedicated data centers. We compete with other companies that focus all or a portion of their activities on cryptocurrency mining activities at scale. We face significant competition in every aspect of our business, including, but not limited to, the acquisition of new miners, the ability to raise capital, obtaining the lowest cost of electricity, obtaining access to energy sites with reliable sources of power, and evaluating new technology developments in the industry.

At present, the information concerning the activities of these enterprises may not be readily available as the vast majority of the participants in this sector do not publish information publicly or the information may be unreliable. Published sources of information include “bitcoin.org” and “blockchain.info”; however, the reliability of that information and its continued availability cannot be assured and the contents of these sites are not incorporated into this Annual Report.

A number of public companies (traded in the U.S. and internationally) and private companies may be considered to compete with us, including the following companies which we have identified as our competitors:

●	Argo Blockchain PLC;
●	Bit Digital, Inc.;
●	Bitcoin Investment Trust;
●	Bitfarms Technologies Ltd. (formerly Blockchain Mining Ltd);
●	Blockchain Industries, Inc. (formerly Omni Global Technologies, Inc.);
●	Digihost International, Inc.;
●	DMG Blockchain Solutions Inc.;
●	Galaxy Digital Holdings Ltd.;
●	GMO Internet, Inc.;
●	Greenidge Generation Holdings Inc.;
●	HashChain Technology, Inc.;
●	Hive Blockchain Technologies Inc.;
●	Hut 8 Mining Corp.;
●	Iris Energy Limited;
●	Layer1 Technologies, Inc.;
●	Marathon Digital Holdings, Inc.;
●	MGT Capital Investments, Inc.;
●	Northern Data AG;
●	Riot Blockchain, Inc.;
●	Overstock.com Inc.;
●	SBI Holdings;
●	SOS Limited; and
●	Stronghold Digital Mining, Inc.

Intellectual Property

We plan to use specific hardware and software for our cryptocurrency mining operations. In certain cases, source code and other software assets may be subject to an open source license, as much technology development underway in this sector is open source. For these works, we intend to adhere to the terms of any license agreements that may be in place.

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We do not currently own, and do not have any current plans to seek, any patents in connection with our existing and planned blockchain and cryptocurrency related operations. We do expect to rely upon trade secrets, trademarks, service marks, trade names, copyrights and other intellectual property rights and expect to license the use of intellectual property rights owned and controlled by others. In addition, we have developed and may further develop certain proprietary software applications for purposes of our planned cryptocurrency mining operations.

Accounting for Digital Currencies

Digital currencies are included in current assets in the combined balance sheet. Digital currencies are recorded at cost less any impairment. An intangible asset with an indefinite useful life is not amortized but assessed for impairment annually, or more frequently, when events or changes in circumstances occur indicating that it is more likely than not that the indefinite-lived asset is impaired. Impairment exists when the carrying amount exceeds its fair value. In testing for impairment, we have the option to first perform a qualitative assessment to determine whether it is more likely than not that an impairment exists. If it is determined that it is not more likely than not that an impairment exists, a quantitative impairment test is not necessary. If we conclude otherwise, we will be required to perform a quantitative impairment test. To the extent an impairment loss is recognized, the loss establishes the new cost basis of the asset. Subsequent reversal of impairment losses is not permitted. We account for our mining-related gains or losses in accordance with the first-in, first-out method of accounting.

Blockchain Background

Blockchain technology first came to public attention in 2008 as the database technology that underpins Bitcoin, the world’s first cryptocurrency. Blockchains are generally open-source, peer-to-peer software programs that act as decentralized digital ledgers, each comprising a series of data “blocks” that are linked and secured using cryptography in a “chain.” The blockchain program consists of a software protocol with several functions. The software protocol is run by multiple computer systems or “nodes.” For many blockchain networks, each node has its own copy of the blockchain ledger, which contains a historical record of every transaction. The digital ledger continuously grows as new blocks are added to it to record the most recent transactions in a linear, chronological order. The same information is stored across a network of computers all over the world, and this record makes it possible to track the ownership and transfer of cryptocurrency from the creation of the blockchain to its current state, and effectively, records of all account balances (as you can identify what account holds what value through the decentralized ledger).

The blockchain protocol allows users to submit transactions to the network for confirmation. However, a transaction will not be accepted by the protocol if the inputs to the transaction have previously been used in another transaction. This prevention of “double spending” is a key security feature of blockchain networks.

Another key function of the blockchain that protects the integrity of the network is the hashing process, which acts as a tamper-evident seal that confirms the validity of the new block and all earlier blocks. Hashing is the process of a block being posted to the network. Hashing results from miners, who are responsible for receiving broadcast transactions, processing those transactions into new blocks and updating the blockchain with the new blocks through hashing. The hashing process ties every new block to the existing block on the blockchain to ensure each is a continuous record of verified transactions.

The hashing algorithm on a proof-of-work blockchain network is a mathematical transformation function with two key properties. The first important function of hashing is that the algorithm accepts any alphanumeric dataset as an input and produces a unique output code. The smallest change in the dataset results in a significant change in the unique code. Any tampering of the dataset can be detected by re-hashing the data and checking for a change in the unique code. Any user that runs the hash algorithm on the same data will derive the same unique code. Consequently, the data on the distributed ledger can be run through a series of hash algorithms to create a unique code, which would reveal if any changes to the ledger have been made.

Second, whenever a new set or “block” of transactions is added to the ledger, it is appended with the code from the prior state of the ledger before it is hashed. Thus, the hash created from the new block will incorporate the hash from the previous block. An alteration made to an earlier block would make the hashes of all subsequent blocks invalid, as the discrepancy would be easily detected by future miners through the protocols governing the blockchain. If a hacker were to attempt to make a change to an earlier block and broadcast it along with following blocks to the other nodes on the network, that broadcast would be discarded in favor of one from a different node which complied with the requirements of the protocol.

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Thus, in addition to creating new block, miners “vote” with their computer power, expressing their acceptance of valid blocks by working on adding them to the blockchain, and rejecting invalid blocks by refusing to work on them. If a miner’s proposed block is added to the blockchain by a majority of the nodes on the network, it is considered part of the blockchain. The nodes on the network synchronize with each other to ensure that once a block is accepted by the majority, the new block will eventually be added to all the nodes. Thus the historical state of the ledger can be changed if control of more than 50% of the network is obtained; however, in the case of widely held cryptocurrencies with non-trivial valuations, it may be economically prohibitive for any actor or group of actors acting in concert to obtain computing power that consists of more than 50% of the network.

Unlike proof-of-work networks, in which miners expend computational resources to compete to validate transactions and are rewarded cryptocurrency in proportion to the amount of computational resources expended, in a proof-of-stake network, miners (sometimes called validators) risk or “stake” assets to compete to be randomly selected to validate transactions and are rewarded cryptocurrency in proportion to the amount of assets staked. Any malicious activity, such as mining multiple blocks, disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked assets. Proof-of-stake is viewed by some as more energy efficient and scalable than proof-of-work.

Blockchain technology enables the secure use and transfer of digital assets. “Digital asset” is a broad term that encompasses additional applications, including ownership, transaction tracking, identity management, and smart contracts. A digital asset can represent physical or virtual assets, a value, or a use right/service (e.g., computer storage space).

Whereas digital assets can take many forms and be used for a variety of functions, cryptocurrencies are a type of digital asset that primarily function as a medium of exchange, a unit of account, and/or a store of value. Cryptocurrencies allow anyone who holds a compatible wallet, anywhere in the world, to hold and transfer that cryptocurrency without the need for an intermediary or trusted third party. Units of a cryptocurrency may exist only as data on the internet, and often are not issued or controlled by any single institution, authority or government. Whereas most of the world’s money currently exists in the form of electronic records managed by central authorities such as banks, units of a non-government cryptocurrency exist as electronic records in a decentralized blockchain database. Because cryptocurrencies have no inherent intrinsic value, the value of cryptocurrencies is determined by the value that various market participants place on them through their transactions. Bitcoin, Ethereum and other cryptocurrencies have historically exhibited high price volatility relative to more traditional asset classes.

Private entities also issue digital assets called “stablecoins” that are designed to represent an underlying fiat currency or other physical asset and therefore less susceptible to volatility. Stablecoins can be backed by fiat money, physical assets, or other crypto assets. Government institutions are also reportedly testing and considering issuing Central Bank Digital Currencies (“CBDC’s”). While stablecoins or CBDC’s may exhibit less price volatility than other cryptocurrencies, both rely on a central authority to establish the value of the asset, and therefore represent an exception to the general discussion of the design of cryptocurrencies herein.

Each cryptocurrency has a source code that comprises the basis for the cryptographic and algorithmic protocols, which govern the blockchain. The source code is commonly open source and therefore can be inspected by anyone, and is maintained on an ongoing basis through contributors proposing amendments to the protocol, which are peer reviewed and adopted by consensus among participants on the blockchain network. These protocols govern the functioning of the network, including the ownership and transfer of the cryptocurrency, and are executed on the decentralized peer-to-peer blockchain infrastructure. The peer-to-peer infrastructure on which a blockchain operates is not owned or operated by a single entity. Instead, the infrastructure is collectively maintained by a decentralized user base. Each peer user is generally known as a “node” or “miner,” and each miner processes transactions on the network in accordance with the protocols of the relevant cryptocurrency.

As a result, these cryptocurrencies do not rely on either governmental authorities or financial institutions to create, transmit or determine the value of units of cryptocurrency. Rather:

●	the creation of units of cryptocurrency generally is governed by the source code, not a central entity;

●	the transmission of a cryptocurrency is governed by the source code and processed by the decentralized peer-to-peer network of nodes or miners; and

●	the value of a cryptocurrency is generally determined by the market supply of and demand for the cryptocurrency, with prices set in transfers by mutual agreement or barter, as well as through acceptance directly by merchants in exchange for goods and services.

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Cryptocurrencies may be open source projects with no official developer or group of developers that control the network. However, certain networks’ development may be overseen informally by a core group of developers that may propose quasi-official releases of updates and other changes to the network’s source code. The release of updates to a blockchain network’s source code does not guarantee that the updates will be automatically adopted. Users and miners must accept any changes made to the source code by downloading the proposed modification of the network’s source code. A modification of the network’s source code is effective only with respect to the users and miners that download it. If a modification is accepted by only a percentage of users and miners, a division in the network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” Consequently, a modification to the source code becomes part of a blockchain network only if accepted by participants collectively having most of the processing power on the network.

Each “account” on a blockchain network is identified by its unique public key, and is secured with its associated private key (which the account holder must keep secret, like a password). Cryptocurrencies are treated as bearer assets, because possession of the private key generally determines who controls or owns a cryptocurrency. Protecting private keys from unwarranted access and theft is critically important, as once the private key is taken, in most circumstances, control over the related cryptocurrency is gone. The combination of private and public cryptographic keys constitutes a secure digital identity in the form of a digital signature. As long as the private key is kept private (i.e., confidential to the owner of the account) it provides strong control of ownership.

Ault Alliance

We acquire controlling or non-controlling interests in and actively manage businesses that we generally believe (i) are undervalued and have disruptive technologies with a global impact, (ii) operate in industries with long-term macroeconomic growth opportunities, (iii) have positive and stable cash flows, (iv) face minimal threats of technological or competitive obsolescence, and (v) have strong management teams largely in place. We offer investors a unique opportunity to own a diverse group of leading middle-market businesses in the niche-industrial and branded-consumer sectors.

We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business.

We believe that private company operators and corporate parents looking to sell their business units may consider us an attractive purchaser because of our ability to:

●	provide ongoing strategic and financial support for their businesses, including professionalization of our subsidiaries at scale;
●	maintain a long-term outlook as to the ownership of those businesses;
●	sustainably invest in growth capital and/or add-on acquisitions where appropriate; and
●	consummate transactions efficiently without being dependent on third-party transaction financing.

In particular, we believe that our outlook on length of ownership and active management on our part may alleviate the concern that many private company operators and parent companies may have with regard to their businesses going through multiple sale processes in a short period of time. We believe this outlook enhances our ability to develop a comprehensive strategy to grow the earnings and cash flows of each of our businesses.

Finally, it has been our experience that our ability to acquire businesses without the cumbersome delays and conditions typical of third party transactional financing is appealing to sellers of businesses who are interested in confidentiality, speed and certainty to close.

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We believe our management team’s strong relationships with industry executives, accountants, attorneys, business brokers, commercial and investment bankers, and other potential sources of acquisition opportunities offer us substantial opportunities to assess small businesses available for acquisition. In addition, the flexibility, creativity, experience and expertise of our management team in structuring transactions allows us to consider non-traditional and complex transactions tailored to fit a specific acquisition target.

In terms of the businesses in which we have a controlling interest as of December 31, 2021, we believe that these businesses have strong management teams, operate in strong markets with defensible market niches, and maintain long-standing customer relationships.

Our Subsidiaries

The following is a brief summary of the businesses in which Ault Alliance owns a controlling interest at December 31, 2021:

DP Lending

DP Lending provides funding to businesses through loans and investments. DP Lending offers a variety of loan types including commercial loans, convertible notes and revolving lines of credit. DP Lending is engaged in providing commercial loans to companies throughout the U.S. to provide them with operating capital to finance the growth of their businesses. The loans are primarily short-term, ranging from six to twelve months, but may be of longer duration. These terms are subject to change as market needs dictate, and DP Lending anticipates offering additional products in the future.

DP Lending uses its considerable financial experience, data analytics, and a credit scoring model to assess the creditworthiness of each small business borrower applicant. If the business meets DP Lending’s criteria, DP Lending sets the initial interest rate according to its credit and financial models. The final interest rate offered to the borrower will be determined by DP Lending’s interpretation of the marketplace. In order to borrow from DP Lending, borrowers must display characteristics indicative of durable business and financial situations. These include factors such as revenue, time in business, number of employees, and financial and credit variables. In order to qualify, business borrower applicants must be approved through DP Lending’s underwriting process, which analyzes credit and financial data of both the business and the business owner. DP Lending takes into account several business factors (including revenue, age of business, cash flows, and other variables). The underwriting process determines the loan amount to approve, how loans will be priced, and whether to include a blanket lien is based on the above analysis, as well as additional factors (including length of loan, estimated default rates by type and grade, and general economic environment).

Our Executive Committee, which is comprised of our Executive Chairman, Chief Executive Officer and President, acts as the underwriting committee for DP Lending and approves all lending transactions. The Executive Committee has decades of experience in financial, investing and securities transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing.

As noted above, we will from time to time, through DP Lending, engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

During 2022, we anticipate providing significant new funding to expand DP Lending’s loan and investment portfolio. DP Lending loans made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

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Ault Alpha

DP Lending is the principal owner of Ault Alpha, a term we use that comprises an investment fund, a general partner and an investment manager all formed on July 15, 2021. Ault Alpha generally seeks to invest in public companies or private companies with public debt that have strong relative value metrics but poor Wall Street recognition; such companies can often experience valuation inefficiencies. Ault Alpha seeks to identify and invest in these undervalued companies. In certain companies, Ault Alpha will actively intervene to assist management to maximize stockholder value. Ault Alpha believes that an activist role can result in the creation of significant value and larger than average returns on investment. Ault Alpha will own a concentrated portfolio, and typically invest with a long-term perspective. Further, Ault Alpha will employ a systematic process, developed over decades of collective experience in the capital and credit markets, to seek specific value-creating events and/or special situations, to provide compelling return potential and generate competitive capital appreciation and total return by making investments in three key categories: (i) undervalued or overvalued assets; (ii) activist trading; and (iii) volatility trading and arbitrage. Ault Alpha has purchased the Company’s common stock in open-market transactions.

AGREE

AGREE seeks to invest in various classes of commercial and residential real estate including hospitality, multifamily, and industrial properties targeting the middle market segment in locations demonstrating relative value. AGREE’s objective is to generate risk adjusted returns through development, capital investment and operational improvement, leveraging the management team’s expertise and well-established relationships with real estate investment professionals, brokers, lenders and developers. The focus will be in U.S. tertiary markets with growing populations, income growth and access to highly populated metropolitan areas as primary demand drivers. AGREE is one of BitNile’s strategies to invest in inflation-resistant undervalued assets and realize capital appreciation through cap rate compression over time. AGREE owns and operates both Third Avenue Apartments and AGREE Madison.

Ault Media Group

Ault Media Group (“AMG”) is comprised of a diverse team of media professionals with expertise in creating all forms of media, communications, and content including web development, corporate communications, social media, scripted, and unscripted television. Our online virtual training courses (via the LightSpeedVT platform) also offer in-depth business learning. AMG’s specialized team of producers brings years of university-proven training methods and a history of developing educational materials up to a Master's degree level. AMG’s first course, relating to initial public offerings, is currently in the final stages of production, with more courses soon to follow.

Along with training and communications strategies, AMG also offers comprehensive consulting for the development and execution of large and small scale conferences and event planning. From event space acquisition to digital ticketing, keynote speakers, lighting, stage crews, and advertising media buys, AMG will provide the necessary contacts and guidance to assure a successful and smooth-running event.

Our Strategy

Our business strategy is designed to increase shareholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to shareholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value, such as activist trading. We anticipate returning value to shareholders after satisfying our debt obligations and working capital needs.

Our Executive Committee approves and manages our investment strategy. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

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Management Strategy

Our management strategy involves the proactive financial and operational management of the businesses we own in order to increase cash flows and stockholder value. Ault Alliance actively oversees and supports the management teams of each of our businesses by, among other things:

●	recruiting and retaining talented managers to operate our businesses using structured incentive compensation programs, including non-controlling equity ownership, tailored to each business;
●	regularly monitoring financial and operational performance, instilling consistent financial discipline, and supporting management in the development and implementation of information systems to effectively achieve these goals;
●	identifying and aligning with external policy and performance tailwinds such as those influenced by growing climate, health, and social justice concerns (and similar environmental, social and governance (“ESG”) drivers);
●	assisting management in their analysis and pursuit of prudent organic growth strategies;
●	identifying and working with management to execute attractive external growth and acquisition opportunities;
●	assisting management in controlling and right-sizing overhead costs;
●	nurturing an internal culture of transparency, alignment, accountability and governance, including regular reporting;
●	professionalizing our subsidiaries at scale; and
●	forming strong subsidiary level boards of directors to supplement management in their development and implementation of strategic goals and objectives.

Specifically, while our businesses have different growth opportunities and potential rates of growth, we expect Ault Alliance to work with the management teams of each of our businesses to increase the value of, and cash generated by, each business through various initiatives, including:

●	making selective capital investments to expand geographic reach, increase capacity, or reduce manufacturing costs of our businesses;
●	investing in product research and development for new products, processes or services for customers;
●	improving and expanding existing sales and marketing programs;
●	pursuing reductions in operating costs through improved operational efficiency or outsourcing of certain processes and products; and
●	consolidating or improving management of certain overhead functions.

Our businesses typically acquire and integrate complementary businesses. We believe that complementary add-on acquisitions improve our overall financial and operational performance by allowing us to:

●	leverage manufacturing and distribution operations;
●	leverage branding and marketing programs, as well as customer relationships;
●	add experienced management or management expertise;
●	increase market share and penetrate new markets; and
●	realize cost synergies by allocating the corporate overhead expenses of our businesses across a larger number of businesses and by implementing and coordinating improved management practices.

Acquisition Strategy

Our acquisition strategy is to acquire businesses that we believe to be to undervalued and have disruptive technologies with a global impact that we expect to produce stable and growing earnings and cash flow. In this respect, we expect to make acquisitions in industries other than those in which our businesses currently operate if we believe an acquisition presents an attractive opportunity. We believe that attractive opportunities will continue to present themselves, as private sector owners seek to monetize their interests in long-standing and privately-held businesses and large corporate parents seek to dispose of their “non-core” operations.

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Our ideal acquisition candidate has the following characteristics:

●	is a leading branded consumer or niche industrial company headquartered in North America;
●	maintains highly defensible position in the markets it serves and with customers;
●	operates in an industry with favorable long-term macroeconomic trends;
●	has a strong management team, either currently in place or previously identified, and meaningful incentives;
●	has low technological and/or product obsolescence risk; and
●	maintains a diversified customer and supplier base.

We benefit from Ault Alliance’s ability to identify potential diverse acquisition opportunities in a variety of industries. In addition, we rely upon our Executive Committee and other members of our management team’s experience and expertise in researching and valuing prospective target businesses, as well as negotiating the ultimate acquisition of such target businesses. In particular, because there may be a lack of information available about these target businesses, which may make it more difficult to understand or appropriately value such target businesses, Ault Alliance:

●	engages in a substantial level of internal and third-party due diligence;
●	critically evaluates the target management team;
●	identifies and assesses any financial and operational strengths and weaknesses of the target business;
●	analyzes comparable businesses to assess financial and operational performances relative to industry competitors;
●	actively researches and evaluates information on the relevant industry; and
●	thoroughly negotiates appropriate terms and conditions of any acquisition.

The process of acquiring new businesses is both time-consuming and complex. Our management team historically has taken from two to six months to perform due diligence, negotiate and close acquisitions. Although our management team is at various stages of evaluating several transactions at any given time, there may be periods of time during which our management team does not recommend any new acquisitions. Even if an acquisition is recommended by our management team, our Board may not approve it.

A component of our acquisition financing strategy that we utilize in acquiring the businesses we own and manage is to provide both equity capital and debt capital. We believe, and it has been our experience, that having the ability to finance our acquisitions with capital resources raised by us, rather than negotiating separate third-party financing, provides us with an advantage in successfully acquiring attractive businesses by minimizing delay and closing conditions that are often related to acquisition-specific financings. In addition, our strategy of providing this intercompany debt financing within the capital structure of the businesses we acquire and manage allows us the ability to distribute cash to the parent company through monthly interest payments and amortization of principle on these intercompany loans.

Upon acquisition of a new business, we rely on our management team’s experience and expertise to work efficiently and effectively with the management of the new business to jointly develop and execute a successful business plan.

Strategic Advantages

Based on the experience of our management team and its ability to identify and negotiate acquisitions, we believe we are well-positioned to acquire additional businesses. Our management team has strong relationships with business brokers, investment and commercial bankers, accountants, attorneys and other potential sources of acquisition opportunities. In addition, our management team has a successful track record of acquiring and managing businesses in various industries. In negotiating these acquisitions, we believe our management team has been able to successfully navigate complex situations surrounding acquisitions, including corporate spin-offs, transitions of family-owned businesses, management buy-outs and reorganizations.

Our management team has a large network of deal intermediaries whom we expect to expose us to potential acquisitions. Through this network, as well as our management team’s proprietary transaction sourcing efforts, we have a substantial pipeline of potential acquisition targets. Our management team also has a well-established network of contacts, including professional managers, attorneys, accountants and other third-party consultants and advisors, who may be available to assist us in the performance of due diligence and the negotiation of acquisitions, as well as the management and operation of our acquired businesses.

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Valuation and Due Diligence

When evaluating businesses or assets for acquisition, our management team performs rigorous due diligence and a financial evaluations process including an evaluation of the operations of the target business and the outlook for its industry. While valuation of a business is a subjective process, we define valuations under a variety of analyses, including:

●	discounted cash flow analyses;
●	evaluation of trading values of comparable companies;
●	expected value matrices; and
●	examination of comparable recent transactions.

One outcome of this process is a projection of the expected cash flows from the target business. A further outcome is an understanding of the types and levels of risk associated with those projections. While future performance and projections are always uncertain, we believe that with detailed due diligence, future cash flows will be better estimated and the prospects for operating the business in the future better evaluated. To assist us in identifying material risks and validating key assumptions in our financial and operational analysis, in addition to our own analysis, we engage, as necessary, third-party experts to review key risk areas, including legal, tax, regulatory, accounting, insurance and environmental. We also engage technical, operational or industry consultants, as necessary.

A further critical component of the evaluation of potential target businesses is the assessment of the capability of the existing management team, including recent performance, expertise, experience, culture and incentives to perform. Where necessary, and consistent with our management strategy, we actively seek to augment, supplement or replace existing members of management who we believe are not likely to execute our business plan for the target business. Similarly, we analyze and evaluate the financial and operational information systems of target businesses and, where necessary, we enhance and improve those existing systems that are deemed to be inadequate or insufficient to support our business plan for the target business.

Financing

We incur third party debt financing almost entirely at the parent company level, which we use, in combination with our equity capital, to provide debt financing to each of our businesses and to acquire additional businesses. We believe this financing structure is beneficial to the financial and operational activities of each of our businesses by aligning our interests as both equity holders of, and lenders to, our businesses, in a manner that we believe is more efficient than each of our businesses borrowing from third-party lenders.

Ault Disruptive Technologies Corporation

Ault Disruptive Technologies Corporation, a Delaware corporation (“ADTC”), is a recently-organized special purpose acquisition company, or SPAC, incorporated in February 2021 whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which ADTC refers to as its initial business combination. To date, ADTC’s efforts have been limited to organizational activities, activities related to its initial public offering and preliminary discussions with certain parties that could become ACTC’s target company. ADTC has not selected any specific business combination target and it has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with ADTC.

While ADTC may pursue an initial business combination opportunity in any business, industry, sector or geographical location, ADTC intends to focus on opportunities to acquire companies with innovative and emerging technologies, products or services that have the potential to transform major industries and radically impact society. ADTC intends to acquire a target business or businesses with disruptive technologies that our management team believes can achieve mainstream adoption and create opportunities for long-term appreciation in value. ADTC’s sponsor, Ault Disruptive Technologies Company, LLC, is a wholly owned subsidiary of BitNile.

IMHC

On March 20, 2022, we, TOGI and IMHC entered into the Acquisition Agreement whereby TOGI will, upon closing, become a subsidiary of IMHC (the “Acquisition”).

Upon completion of the Acquisition, which is contingent upon the completion of an audit of TOGI and each party’s satisfaction or waiver of certain customary closing conditions set forth in the Acquisition Agreement, IMHC will change its name to TurnOnGreen and, through an upstream merger whereby the current TOGI shall cease to exist, have two operating subsidiaries, TOG Technologies and Digital Power. Promptly following the closing of the Acquisition, IMHC will dissolve its three dormant subsidiaries. Subsequent to the Acquisition, we will assist TurnOnGreen in pursuing an uplisting to the Nasdaq Capital Market, subject to Nasdaq’s seasoning rules and other criteria for listing.

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We anticipate that our stockholders will in due course receive a dividend of securities of TOGI. We expect to distribute to our stockholders approximately 140 million common shares of IMHC we own and an equal number of warrants to purchase such shares of IMHC at the time of the record date to be set therefor, subject to regulatory approval and compliance with U.S. federal securities laws.

TOGI

TOGI, through Digital Power and TOG Technologies, is engaged in the design, development, manufacture and sale of highly engineered, feature-rich, high-grade power conversion and power system solutions for mission-critical applications and processes. For more than 50 years, Digital Power has been devoted to the perfection of our power solution products that have enabled customer innovation in complex product applications covering a wide range of industries. A natural outgrowth of our development of these power systems has been our effort to apply our proprietary core power technologies to optimizing the design and performance of electric vehicle (“EV”) charging solutions. We introduced our product line of residential and commercial high-speed EV charging solutions in late 2021. We believe that our EV charging solutions represent an entire new generation of new chargers due to dramatic improvements in electronic circuitry size reduction, power conversion efficiency, modular topology, and output density. We believe that our feature-rich EV chargers address the specific needs of multifamily unit home dwellers and single family homeowners by providing adjustable electric current options, restricted user access, LCD touch screen for simple point of operation use, Bluetooth connectivity and programmable RFID card features. By leveraging our experience and expertise in power conversion and generation, we believe we can rapidly become a meaningful participant in the high growth EV charging solution market.

At Digital Power, we currently provide a comprehensive range of integrated power system solutions that are designed to meet the diverse and precise needs of our customers with the highest levels of efficiency, flexibility, and scalability. We design, develop, and manufacture custom-made power systems incorporating our products to meet performance and/or form factor requirements that cannot be met with standard products. These power system solutions are designed to function reliably in harsh environments for defense and aerospace applications and are capable of being utilized under other environmental conditions in specialized product applications ranging from industrial equipment to medical instrumentation. Our products are highly adaptive and feature soft configurations to meet the requirements of both our customers and OEMs. These products include our Open-Frame series of products, which are the industry’s smallest open frame AC/DC switchers, high-performance AC/DC desktop adaptor power supplies and a full range of compact AC or DC power supplies. We have been advised by our customers that our power supply products have achieved general recognition as quality products.

We recently formed TOG Technologies, following more than two years of engineering design and product prototypes, to provide EV drivers of all types with easy access to convenient, reliable, and high-speed EV charging. We offer a Level 2 AC charging infrastructure for use at home, work and at play, and a Level 3 DC Fast charger infrastructure for high traffic, high density urban, suburban, and exurban locations. Our EV charging solutions are designed to address the expected rapid expansion of infrastructure required to support broad adoption of EVs globally. Our innovative charging solutions produce a full charge for an EV with a 150-mile range battery in approximately 30 minutes. We provide a wide range of EV charging solutions, including a Level 2 AC charging product line compatible with the SAE J1772 standard, and a Level 3 DC Fast charging product line compatible with the Combined Charging System and CHArge de MOve industry standards.

Our charging network is capable of natively charging all EV models and supports all charging standards currently available in the U.S., including Tesla models, with SAE J1772 adapters typically included with the purchase or with third-party adapters that may be purchased separately. This network can serve a wide variety of private, retail and commercial customers. Our charging systems have been tested and certified by nationally recognized testing laboratories including Underwriters Laboratories, Intertek and TÜV Rheinland for operating safety according to the highest standards in the market coordinated by the American National Standards Institute, an independent organization. We anticipate rapid growth in the number of EVs in North America, in part in response to consumer demand for vehicles with greater fuel efficiency and lower environmental emissions. We intend to expand our network of charging stations to accommodate this growth while prioritizing development of locations with favorable traffic and utilization characteristics.

We are currently in the process of installing our DC Fast chargers at multiple Tim Hortons locations (North America’s fourth largest publicly traded quick service restaurant chain) in Canada pursuant to a pilot program agreement with Okanogan TH Holdings Ltd., a licensed franchisee of that chain. During the pilot period, EV charging net revenues are split between us and the franchisee. The agreement will allow TOGI to retain 100% of the gross revenue until our capital expenditures are fully recovered and subsequently we will share 50% of the net revenue with the franchisee. We will own and operate the electric vehicle supply equipment (“EVSE”) at select locations and be responsible for the costs associated with designing, manufacturing, installing and maintaining the EV chargers.

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Our “go to market” strategy is to be supplier of choice across numerous specialized markets that require high-quality power system solutions where custom design, product quality, responsiveness and reliability are critical to business success. We believe that we provide advanced custom product design services to deliver high-grade products that reach a high level of efficiency and density and can meet rigorous environmental requirements. We believe this integrated approach, which many of our competitors do not provide, allows our customers to obtain all their needs for designing and manufacturing power solutions and products from a single source, enabling us to establish an ongoing relationship with our customers to provide for their future requirements. By implementing our proprietary core technology, including process implementation in integrated circuits, we can provide cost reductions to our customers by replacing their existing power sources with our custom-designed and engineered products.

Looking ahead, our mission is to maintain our core power electronics business and existing relationships while leveraging the experience and expertise we have gained in the development of power system solutions to introduce EV charging solutions. By offering EV charging solutions, as well as a convenient, reliable and affordable EV charging e-mobility network through TOG Technologies, we intend to drive sustainable, mission-driven growth related to powering environmentally beneficial EVs while continuing to be recognized as a trusted provider of advanced power supply technology.

Our Growth Strategies

Our power products and charging solutions are sold in the form of hardware, extended warranty purchases, recurring network subscriptions, operations and maintenance plans, and other related services. We will continue to optimize our operating model, combining high quality power and charging hardware and related services with appealing business models for our customers. We believe that this approach creates significant customer network effects and provides the potential for recurring revenues. Key elements of our growth strategies include:

➢	Continue to Innovate and Enhance Our EV Products. While maintaining our core power electronics business in existing product markets, we intend to support the growth of the company by introducing advanced, new power technologies with respect to our eMobility network and EV charging infrastructures. Specifically, we intend to take advantage of a significant increase in eMobility market opportunities that we expect to see over the next five to ten years for our non-networked and networked Level 2 AC chargers and our high-power Level 3 DC Fast charging solutions. Subject to obtaining sufficient capital, we intend to invest in EV charging station components for use in connection with installations of charging solutions at customer sites. We will expand our eMobility charging services through our TurnOnGreen Served (“TOGS”) Software Platform as a Service (“SPaaS”) for commercial and fleet customers and continue to design and develop innovative products and services leveraging our knowledge of power electronics technology and advanced charging network management.

➢	Develop Our Strategic Channel Partnership Network. To achieve our goals, particularly with respect to the rapid deployment of our EV charging products, we will evaluate and enter strategic channel partnerships and independent distribution arrangements that facilitate our ability to bring solutions to a wider network of EV drivers than we would be able to reach on our own. For example, we are an approved vendor for Consolidated Electrical Distributors, Inc. (“CED”), a large privately owned electrical distribution company with locations throughout the U.S. We are currently supplying our EV charging equipment to CED centers on the West coast and in several southern states.

➢	Expand Within Existing Customers. We are focused on maintaining our customer retention model, which encourages existing customers to increase their utilization of our power products and establishing an ongoing relationship to provide for their future requirements. We expect additional growth to result from the breadth of ecosystem integrations that are enabled through our TOGS SPaaS charging services. This eMobility network would integrate platforms such as in-vehicle infotainment systems, consumer mobile applications, payment systems, mapping tools, home automation assistants, fleet fuel cards and residential utility programs.

➢	Make Opportunistic Investments in Marketing. We intend to continue to aggressively market and sell our core power products through our existing domestic and international markets, with an emphasis on the North American market. We also intend to generate revenues by our eMobility charging services through various strategic channel partnerships and business models to reach new customers, in each case coordinated through our dedicated sales groups.

➢	Pursue Strategic Business Acquisitions for Growth. Through selective acquisitions of, or investments in, complementary businesses, products, services and technologies in the power electronics, EV charging solutions and other electronics-driven industries, we aim to broaden our existing product and technology base, build on our long-standing industry relationships and enhance our ability to penetrate new markets. We are experienced at evaluating prospective operations to increase efficiencies and capitalize on market and technological synergies. We currently have no commitments or agreements with respect to any such acquisitions or investments.

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Our Power System Markets and Customers

Our power systems sell as integrated solutions to diverse customers to address a wide range of product applications in the specialized markets we serve, including medical and healthcare, defense and aerospace, and industrial and telecommunications. We also sell our products as stand-alone products to our commercial customers, which are frequently custom made to specifications. Our current commercial customer base consists of approximately 220 companies, which are served through our direct sales team and our strategic channel partnerships. Successful marketing of our products is dependent on the maintenance of strong relationships in the following key markets.

Medical and Healthcare. Our power solutions are ideal for healthcare and medical applications that require a high level of reliability and performance due to their quality, output power and high-power density. Our power supplies meet the rigorous medical safety requirements and major industrial safety standards related to such products to major industrial safety standards, including the EN60601-1-2 4.1 series of technical standards for medical equipment and the EMC compliance requirements, and facilitate medical device and system manufacturers’ compliance testing of their own products. Our third-party qualification testing facilities are also approved by various safety agencies to test and qualify power products to be used in medical devices. We have obtained the medical quality management systems ISO 13485 certification to support rigorous design requirements and high-quality manufacturing of our medical power systems. Our medical power products help OEMs minimize the risk of encountering unexpected development problems outside of their own areas of expertise. Representative applications that utilize or incorporate our power products in the medical and healthcare industry include portable oxygen concentrators, patient monitoring systems, pulsed lasers drivers for dental and surgical treatment, DNA sequencers, medical beds and ultrasounds.

Defense and Aerospace. We offer a broad range of rugged power solutions for the defense and aerospace market. These solutions feature the ability to withstand harsh environments. For more than 50 years, we provided rugged commercial off the shelf (“COTS”) products and custom power solutions designed for end-to-end military and aerospace applications. We offer a wide variety of units designed to comply with the most demanding MIL-STDs. Our military products meet all relevant military standards in accordance with the Defense Standardization Program Policies and Procedures. This includes specifications related to space, weight, output power, electromagnetic compatibility, power density and multiple output requirements, all of which we meet due to the decades of experience held by our engineering team. Certain of our products that are specifically designed, modified, configured or adapted for military systems are subject to the U.S. International Traffic in Arms Regulations (“ITAR”), which are administered by the U.S. Department of State. We obtain required export licenses for any exports subject to ITAR. Our third-party defense manufacturing facilities are compliant with the AS9100 international Quality Management System standard for the aviation, space and defense industry. Representative applications that utilize or incorporate our power products in the defense and aerospace industry include mobile and ground communications, naval power conversion, automated test and simulation equipment for weapon systems, combat and airborne power supplies, radar arrays power source, tactical gyro position and navigation systems and active protection of tactical vehicles.

Industrial and Telecommunications. We build products for custom and standard applications used in industrial and telecommunication markets to the highest standards in flexibility, efficiency, and reliability. Our compact, high-density, and flexible power supplies and power converters are designed for optimal performance, functionality, and reduced cost. Due to the breadth of our experience, our products have proven to meet stringent design requirements. Our industrial power solutions are designed to stand up to the extreme temperatures, input surges, vibration and shock found through uses such as industrial automation, material handling, industrial lasers, robotics, agriculture, oil and gas, mining, and outdoor applications. Our proprietary technology is designed for thermal management, reliability, electromagnetic interference (“EMI”) and EMC specifications and power density, with rugged performance that is typically unavailable in standard supplies from our competitors. Representative applications that utilize or incorporate our power products in the industrial and telecommunications industry include packaging equipment, laboratory and diagnostic equipment, industrial laser drivers, datacenter computing and turbomachinery control solutions.

The EV Charging Industry and Our Revenue Models

The market for battery electric vehicles (“BEVs”) and plug-in hybrid electric vehicles (“PHEVs”) has experienced substantial growth in the past five years, and we believe that growth will increase significantly over the next five years. As the economic and environmental costs of fossil fuel burning automobiles increases each year, consumer demand for vehicles with greater fuel efficiency, greater performance and with lower or no environmental emissions has also increased. With a variety of federal, state and municipal incentive programs for both EV drivers and EV supply equipment infrastructure construction, we anticipate a significant increase in the demand for BEV and PHEV charging solutions at home, work and in public settings.

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The market for sustained growth of the EV charging industry is substantial and continuing worldwide. Multiple states and municipalities have set ambitious zero emission vehicle goals for the next ten years. In order to meet these goals, mandates for EV sales have been established by states like California, New York, Oregon and Washington. At the same time, oil and gas prices continue to rise and EV battery technology continues to improve and become more affordable. The average consumer cost to acquire an EV declined 13.5% from 2018 to 2019, according to general industry statistics, and continues to fall as more automobile manufacturers introduce new EV models to the market each year.

According to the Electric Drive Transportation Association, sales of plug-in vehicles since introduction to the market in 2010 is over 500,000 vehicles and, according to a third-party research firm, sales are expected to grow by a factor of 12 to over 4,000,000 vehicles in 2025. The cost to maintain an EV is half of what it costs to maintain an internal combustion engine (“ICE”) automobile, according to third party research, and the cost to add 200 miles of range to an ICE car is roughly twice the cost of its all-electric counterpart.

The final barrier to widespread BEV and PHEV adoption is the current status of the EV charging infrastructure. We believe that the demand for EV charging is increasing each day. Utility companies are upgrading their grid infrastructure in preparation for the increased demand. We expect the demand from businesses, municipalities and individuals to outpace supply over the next five years, creating a highly favorable environment for EVSE companies.

We believe that providing energy efficiency in all our power supply and EV charging products leads to long term environmental benefits for society. Increasing consumer demand for EVs provides an opportunity for our charging infrastructure and solutions to be used for powering vehicles with little to no tailpipe emissions or other pollutants. With a shared mission to do our part to fight climate change, we strive to bring to established and emerging markets innovative electronics-driven solutions that provide value for our company and stockholders.

EV Charging Revenue Models

We intend to generate revenues with TOG Technologies primarily through the sale of networked charging hardware, combined with cloud-based services that provide end users the ability to locate and transact with EV chargers, and provide site host customers with the ability to operate and manage their chargers (the “TOG Network” or “TOG Network Services”). TOG Network Services, and an optional extended warranty, are billed as an annual subscription, and access to the network is available through each of our commercial charging ports. We expect that the revenue contribution for recurring TOG Network or extended warranty sales will equal the revenue contribution from one-time EV1100 charger sales for commercial use after approximately seven years. TOG Technologies also offers a hardware portfolio powered by software, which cannot be accessed without a TOG Network subscription.

EV Charging Unit Sales. We recognize revenues through the sale of our charging solutions in the form of hardware sales and extended warranty purchases. We intend to employ various business models with customers for our EV charging unit sales based on which party bears the costs of installation, equipment and maintenance, and the relative percentages of the continuing, long-term revenue-sharing arrangement.

EV Charging Network Services. We intend to provide EV charging network services, including management of user authentication, billing and payments, and power management (also called load balancing). These services will be made available through a recurring subscription business model or through a revenue sharing arrangement that enables us to retain a percentage of the revenue generated from EV charging.

OEM Charging and Related Services. Through discussions with OEM partners, we are pioneering innovative revenue models to meet a wide variety of OEM objectives related to the availability of charging infrastructure and provisioning charging services for EV drivers. We are contracting directly with OEMs to provide charging services to drivers who have purchased or leased EVs from such OEMs and who access our public charger network.

Retail Charging. We intend to sell electricity directly to EV drivers who access our publicly available networked chargers. We offer various pricing plans for customers. Drivers have the choice of charging either as members (with monthly fees and reduced per-minute pricing) through a subscription service, or on a per-use basis as non-members. Drivers locate chargers through our mobile application, their vehicle’s in-dash navigation system, or third-party databases that license charger location information from us. We aim to install our chargers in parking spaces owned or leased by commercial or public entity site hosts that desire to provide our charging services at their locations. Commercial suite hosts include retail centers, offices, medical complexes, airports and convenience stores. We offer charging hosts a range of revenue-sharing arrangements.

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Commercial Charging. High volume fleet customers, such as delivery services, can access our charging infrastructure through our public network. Pricing for charging services is to be negotiated directly between us and the fleet owner based on business needs and usage patterns of the fleet, and we will typically contract with and bill the fleet owner directly rather than the individual fleet drivers who utilize our chargers. Access to our public network enables fleet and rideshare operators to support mass adoption of transportation electrification and achieve sustainability goals while avoiding direct capital investments in charging infrastructure or the incurrence of operating costs associated with charging equipment.

Our Competitive Strengths

We offer highly engineered, feature-rich, high-grade power conversion and power system solutions on a global scale. We believe that we differentiate ourselves from our competition and have been able to grow our business because of the following key competitive strengths:

➢	Proprietary Custom-Designed and Engineered Products. We have designed our base model power system platform so that it can be quickly and economically adapted to the specific power needs of any hosting platform or OEM, which minimizes the time between customer consultation and delivery of our power products and systems.

➢	End-to-End Solutions for Customers. We provide end-to-end solutions for the business needs of our customers, from product design and development to multi-year warranty, technical support and ongoing services.

➢	Specialized Technical Expertise and Experience. We have more than 50 years of expertise in power technologies and energy generation, which has given us a wealth of experience in designing and manufacturing AC/DC and DC/DC power conversion solutions, and positions us to benefit from the ongoing transformation towards eMobility with smarter and greener EV charging infrastructure solutions.

➢	Diverse Product and Customer Base and Revenue Streams. We have a diverse power supply product and customer base. With our growing EV charging solution product line, we will receive additional revenue streams through a range of different sources such as energy sales, hardware sales, network management services, advertising sales and energy services. We will also offer customers a variety of business model options, particularly with respect to our EV charging solution installation and maintenance services.

➢	Minimal Non-Recurring Engineering Expenses. Our ability to seamlessly modify our base model power system platform to produce bespoke products for our customer needs results in minimal non-recurring engineering (“NRE”) expenses, meaning we generally avoid charging our OEM customers for those expenses.

➢	Emphasis on Product Design and Development Efforts. Our design and development efforts are focused at the present time on the optimization of the design and performance of our power system and EV charging solutions. This enables us to develop cutting-edge products to support highly complex and evolving markets such as eMobility, cloud computing, military and aerospace.

➢	Commitment to Domestic Production. The Federal government is the largest consumer of electricity in the U.S. and has committed to purchase 100% zero emission vehicles for its 600,000-vehicle fleet by 2035. Subject to obtaining sufficient capital, we intend to lease and equip a new manufacturing and assembly plant to focus on developing our domestic production capabilities to produce Level 2 EV chargers and bid on future Federal EV infrastructure projects.

GWW

GWW provides defense solutions with operations conducted by Gresham Power, Microphase, Enertec and Relec.

Gresham Power (formerly known as Digital Power Limited)

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Gresham Power designs, manufactures, and distributes switching power supplies, uninterruptible power supplies and power conversion and distribution equipment frequency converters for the commercial and military markets, under the name Gresham. Frequency converters manufactured by Gresham are used by naval warships to convert their generated 60-cycle electricity supply to 400 cycles. This 400-cycle supply is used to power their critical equipment such as gyro, compass, and weapons systems. Gresham Power also designs and manufactures transformer rectifiers for naval use. Typically, these provide battery supported back up for critical DC systems, such as machinery and communications. In addition, higher power rectifiers are used for the starting and servicing of helicopters on naval vessels, and Gresham now supplies these as part of overall helicopter start and servicing systems. We believe that Gresham Power products add diversity to our product line, provide greater access to the U.K. and European markets, and strengthen our engineering and technical resources.

Gresham Power specializes in engineering, designing and developing power conversion and distribution solutions for Naval applications, with equipment installed on virtually all the U.K. Royal Navy’s submarine and surface fleet. Many of Gresham Power’s ultra-reliable offerings support shipboard distribution of electrical power in emergencies (such as loss of main ship’s power) to enable continued operation of weapons systems, tactical communications and lighting. Gresham Power specializes in a comprehensive range of activities from printed circuit board and mechanical design through prototype development to board and system assembly and test. Its engineers ruggedize Marine power products to meet high levels of shock, vibration, harsh climate conditions and the most rigorous MIL-STD requirements. Gresham Power also has deployed its equipment on vessels of the navies of 15 other countries, including Australia, Malaysia, Oman, Spain, Turkey and Japan.

Microphase

Microphase designs, manufactures and sells microwave electronics components for radar, electronic warfare and communication systems. Such components include RF and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and DLVAs. Microphase’s customers are comprised of the U.S. military and allied militaries, and contractors to the U.S. military including prime contractors and sub-contractors. Microphase’s recent technology innovations are used in many significant U.S. Government defense programs, including the Polaris submarine, the F-16, the F-35 and the Predator drone. Other notable programs in which Microphase’s products are or were used include the Atlas Missile, Vanguard Missile, Polaris Missile System, SHRIKE Missile, ARM Missile, Patriot Missile System, THAAD (or Terminal High Altitude Area Defense), the Samos, Tiros, and Currier Space Probes, the B-1 Bomber, F-18, JAS Gripen fighter and the Tornado fighter as well as various land-based improvised explosive devices countermeasures programs and UAV programs including the Predator, the Reaper and the Shadow.

Microphase’s advanced technology products enable the ultra-sensitive detection and high precision video amplification that are necessary to accurately recover the signals and facilitate use of the information received. These products include:

●	filters that sort and clarify microwave signals, including multiplexers with a series of filters combined in a single package;
●	solid state amplifiers that amplify microwave signals;
●	detectors and limiters that are semiconductor devices for detection of radar signals and protection of receivers from damage from high power signals and jamming;
●	detector log video amplifiers that are fully integrated, ruggedized, MIL-STD signal detection systems; and
●	integrated assemblies that combine multiple functions from a range of components and devices, including transmitters, receivers, filters, amplifiers, detectors, and other functionality into single, efficient, high performance, multifunction assemblies.

Manufacturing and Testing

Microphase continually improves internal processes to ensure the highest quality and consistent manufacturing of all our RF, microwave and millimeter wave electronics solutions. We test all our products under stress operating conditions per defined test procedures that we have developed in collaboration with our customers. This approach ensures that our customers can implement our component solutions in broader systems and platforms. Customer specific testing services are offered with custom designed test standards to simulate operation within customer applications.

Compliance with international safety agency standards is critical in every mission critical application that Microphase supports, and electronics solutions play a major role in meeting these compliance requirements. Our safety engineers and quality assurance teams help ensure that our custom products are designed to meet all safety requirements and are appropriately documented to expedite safety approval processes.

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Enertec

Based in Israel, Enertec designs, develops, manufactures and maintains advanced end-to-end high technology electronic solutions for military, medical, telecommunications and industrial markets. Those solutions include custom computer-based automated test equipment and turnkey systems to ensure combat readiness, provide command and control, and direct and deploy resources in military operations in harsh environments and battlefield conditions. Enertec also designs, develops, manufactures and maintains high precision calibration equipment for lifesaving medical operations for a global health care products company as well as advance power systems for EV, telecom and other industrial applications. Enertec delivers complete end-to-end project management with requirements definition, systems engineering, design/development, production, testing, integration, field support, maintenance and optimization. Its custom engineered solutions enable and support mission critical air, land and sea military platforms, e.g., missiles, UAVs, combat aircraft, boats, submarines, trailers and satellites.

Enertec’s primary customers include the three major defense contractors in Israel – Israel Air Industries, Rafael and Elbit Systems. In addition, Enertec has a strategic partnership with Cyient to build and deliver solutions for the Indian military. High tech capabilities to deliver advance electronics solutions create opportunities for other GWW operating subsidiaries – Microphase, Relec and Gresham Power – to possibly supply components for future Enertec high technology electronic solutions. Enertec also provides geographic reach into the Middle East and India to broaden GWW’s footprint in delivering the highest quality and most advance technology solutions across the globe.

Enertec is one of Israel’s largest, most well-established manufacturer of test equipment and simulators. Enertec develops and manufactures test systems and simulators for all types of weapons systems at all levels of maintenance, development, and integration. We are currently working on developing a new generation of electronics cards and assemblies to build a new generation of test systems.

Enertec complies with all information security requirements included in its customer contracts as well as all the confidentiality laws that the State of Israel mandates for work related to defense of the country.

Relec

Relec was established in 1978 with the aim of providing specialist power conversion and display solutions to support professionals in the electronics industry. Relec markets and distributes power electronics and display solutions for mission critical rail, industrial, medical, telecoms and military applications. Relec develops custom solutions for various applications ranging from light industrial to heavily ruggedized for the harshest of environments. Relec exerts its utmost effort to customize a product or a feature to achieve optimum performance and service delivery. Relec continues to be guided by this philosophy and currently operates in specific fields, specializing in AC-DC power supplies, DC-DC converters, displays and EMC filters.

Markets

GWW’s operating subsidiaries design, manufacture, and distribute specialized electronic solutions, automated test solutions, power electronics, supply and distribution solutions, and radio, microwave and millimeter wave communication systems and components, with a focus on supporting the global defense industry and mission critical applications in the medical, industrial, transportation and telecommunications markets. The essential nature of these applications provides a degree of insulation from volatility associated with other segments of the global economy while accounting for stability and steady growth of the addressable market opportunities available in market segments that GWW serves. Demand for solutions to meet these requirements continues unaffected, and in many instances increases, in times of global crisis. GWW’s current business base consists of approximately 500 customers in 45 countries situated all over the world.

Total defense spending in the three countries in which GWW currently operates will total more than an estimated $856 billion in 2022. GWW sells to the militaries and defense contractors in 18 other countries as well. Overall global defense spending is expected to grow at a compound annual growth rate (“CAGR”), of 3% through 2028, with U.S. defense spending continuing to lead the world in the same period, according to ASD Reports, Global Defense Budget Analysis—Forecast to 2028. The current conflict in the Ukraine has intensified interest and investment in defense platforms throughout the United Kingdom (U.K.”) and Europe.

We believe that the drive for increased situational awareness and close coordination of air, land, sea, space and cyber operations will fuel an increase in defense electronics subsystems and components with total spending in 2022 of $130 billion and a projected CAGR of 5.6% through 2024, according to Global Defense Electronics Market, Trends, Driver and Outlook for 2020 and Beyond, Renaissance Strategic Advisors, September 2020. The drive for greater connectivity and analytics will in turn increase demand for RF communications, power solutions and electronic control systems content in new major military platforms, right in the sweet spot of GWW’s operating units.

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Tens of thousands of companies compete in this market to deliver electronics solutions to meet defense and other mission critical applications. However, GWW’s operating units have longstanding relationships with dominant defense contractors in the U.S. (Lockheed, BAE Systems, L3Harris, Raytheon, Boeing), in the U.K. (BAE, Rolls Royce, Thales, Babcock) and in Israel (Israeli Air Industries, Rafael, Elbit Systems), which hold contracts for major defense platforms with very long life cycles. These relationships enable GWW to narrow the field of competition considerably and thereby to grow based on repeat business with relatively low selling costs.

Beyond the defense arena, initiatives to complete $63 billion in upgrades to the current National Railway System in the U.K. over the next five years while spending $130 billion over the next 10 years to build a high speed rail to link London with the Midlands cities of Birmingham, Leeds and Manchester will generate significant opportunities for growth in demand for power solutions to upgrade and replace current infrastructure, both in rolling stock and track side controls. Relec’s current relationships and track record for supplying power solutions to the U.K. rail industry position GWW ideally to capitalize on these ongoing refurbishment and expansion efforts. A similarly robust market in the medical power supply markets with a CAGR at 6.9%, to reach $1.8 billion in 2025, creates tremendous growth opportunities for our Relec subsidiary in the U.K. The coronavirus pandemic has put healthcare and the medical device industry front and center in the U.S., Europe and Asia, fueling intense interest in the power electronics and display solutions that Relec distributes.

We sell products to our OEM customers through direct sales or through our sales channels, including manufacturers’ representatives for our Gresham Power subsidiary. Our sales strategy is to identify and focus on strategic accounts. This strategy allows us to maintain a close and direct relationship with such accounts, which positions us as the supplier of choice for these customers’ challenging, innovative and demanding new product requirements.

Commercial Customers. We serve global commercial markets including transportation, medical, telecom, and industrial companies. Our products are used in a variety of applications and operate in a broad range of systems where customers require mission critical power reliability and occasionally extreme environmental conditions. Our commercial customers include Elma GmbH, BioSense Webster, a subsidiary of Johnson & Johnson, RS Components, Premier Farnell, Parker Hannifin, Vanderbilt, Zollner, Spectrum Medical and Comnet Communications.

Military/Defense Customers. We have developed a broad range of rugged product solutions for the military and defense market, featuring the ability to withstand harsh environments. These ruggedized product solutions, which include both custom modifications and full custom designs, are designed for combat environments and meet the requirements of our defense customers. We manufacture our military products through a domestic manufacturer that complies with US International Traffic in Arms Regulations (“ITAR”) and is certified to perform such manufacturing services. We are compliant with the ITAR regulations and are an approved vendor for the U.S. Air Force, Navy and Army.

At the core of every military electronic system is a power supply. Mission critical systems require rugged high performance power platforms that will operate and survive the harsh environmental conditions placed upon such systems. Our power supplies, which include the following, function effectively in these severe military environments, including missiles – ground-to-air, air-to-air and sea-to-air; naval – naval power conversion and distribution; mobile and ground communications – active protection, communications and navigation; artillery – gyro modular azimuth position and navigation system; surveillance, test equipment; and unmanned aerial vehicle (“UAV”) – Very lightweight power systems.

Our military products meet the relevant U.S. and international Military Standards (“MIL-STDs”) in accordance with the Defense Standardization Program Policies and Procedures. Space, weight, output power, EMC, power density and multiple output requirements are only part of the challenges that any military power supply design faces. With many decades of experience, our engineering teams meet these tough challenges. Our power supplies are a critical component of many major weapon systems worldwide.

Gresham Power develops and manufactures some military and defense products mainly being deployed in several naval fleets.

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Sales and Marketing

GWW markets electronics products and solutions directly to customers primarily through the internal sales forces and executives of its operating subsidiaries.

Gresham Power makes limited use strategic operating partners in the Middle East, India and Australia. These representatives promote Gresham Power products and serve as the customer interface in specific parts of the world as agreed. Typically, either Gresham Power or the manufacturing representatives are entitled to terminate the manufacturer representative agreement upon 30 days’ written notice.

Relec advertises in highly targeted industry-specific publications such as Electronics Weekly, New Electronics, Electronic Product Design & Test, Electronics Specifier, Components in Electronics, Design Products & Applications, Rail Technology Magazine, Rail Engineer, and Rail Professional. In addition, Relec also posts regular podcasts on topics of interest to customers and prospects as well as running an active public relations campaign to get placements of earned media and coverage in a wide range of media. We look to replicate similar campaigns in other operating subsidiaries to generate inquiries/leads, raise awareness of GWW and support talent recruiting efforts.

We provide comprehensive collateral materials including product data sheets, participation in trade shows, and our websites, www.greshamwordwide.com, www.relec.co.uk, www.microphase.com and www.greshampower.com. We use our websites to describe our capabilities and emphasize our offerings of bespoke technology solutions to draw inquiries from prospective customers. Our future promotional activities will likely include advertising in industry-specific publications, earned media placements of articles, regular public relations releases and social media postings as well as direct outreach to prospective customers at trade shows, conferences and small group seminars and/or virtual webinars.

Competition

The markets in which Microphase operates is highly competitive and sensitive to technological advances. Many of Microphase’s competitors are larger than it is and maintain higher levels of expenditures for research and development. Principal competitive factors in Microphase’s markets are product quality and reliability; technological capabilities; service; past performance; ability to develop and implement complex, integrated solutions; ability to meet delivery schedules; the effectiveness of third-party sales channels in international markets; and cost-effectiveness.

In the RF Communications market, principal competitors for filter components products include K& L Microwave, a Dover company located in Salisbury, MD; RS Microwave, a privately held company headquartered in Butler, NJ; Lorch Microwave of Salisbury, MD, a member of the Smith Group, a global technology company listed on the London Stock Exchange; and Delta Diversified Products, a private company based in Arizona.

In the video amplifier segment, principal competitors for DLVA sensor products include American Microwave Corporation, a privately held company headquartered in Frederick, MD; Akon Inc., a privately held company based in San Jose, CA; Planar Monolithics Industries, a privately held company based in Frederick, MD; L-3 Narda-Miteq, a subsidiary of L-3 Communications Inc., a publicly traded company based in New York, NY; and Signal Technology, a subsidiary of Crane Co., a publicly traded company based in Stamford, CT.

Our Enertec subsidiary faces direct competition from smaller firms than itself such as Nir Or, EPS, MER, Alexander Schneider, Symcotech and Chaban, which specialize in components of electronic solutions. Offering end-to-end, turnkey solutions gives Enertec a competitive advantage over other private contractors competing to provide the Israeli Ministry of Defense and major OEMs with electronic systems and components. That competitive advantage results in a significant portion of Enertec’s business being de facto “sole source” work without other viable competition.

Gresham Power confronts competition from Ultra Electronics and Rolls Royce. As in the case of Microphase, elegant designs, strong engineering and a long track record for delivering ultra-reliable high quality power electronics solutions enables Gresham Power to compete effectively.

Relec competes against many other distributors of power electronics and display offerings, facing competition from the likes of Fidus Power Ltd, Mouser Electronics and Avnet Abacus as well as power supply and electronics manufacturers like XP and ABB who sell direct, many of which have significantly more fiscal and marketing resources than Relec. However, a high touch, customer-focused approach enables Relec to compete effectively against high volume distributors and direct selling manufacturers. Optimizing and designing solutions into customer product lines has proven tremendously effective in building relationships with customers and suppliers alike that endure over time, generating regular repeat business and builds a reputation for customer service that provides a strong competitive advantage when pursuing new customers.

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We also face competition from current and prospective customers who may decide to design and manufacture power electronics, communications components and electronic solutions needed to satisfy their internal programmatic requirements.

Consolidation in the defense technology solutions market, including through mergers, acquisitions and/or strategic alliances among major entities to which we sell our products, has the potential to intensify the competitive pressures that we face. Many of our existing and potential competitors may be better positioned than we are to acquire other companies, technologies or products. We believe we compete favorably on the basis of multiple factors, including product quality and reliability, technological capabilities, service, past performance, design flexibility and ability to develop and implement complex, integrated solutions customized to our customers’ needs, and cost-effectiveness. Focusing on bespoke technology offerings with relatively low volumes and high margins enables our operating subsidiaries to compete favorably on price against larger companies with much high indirect cost structures. Finally, the fragmentation of the defense technology market also creates opportunities for GWW to grow through acquiring competitors and/or potential competitors.

Compliance with Material Government (Including Environmental) Regulations

ACS

ACS is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection and remediation of hazardous substances and wastes. ACS continually assesses compliance status and management of environmental matters to ensure our operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of operations. While ACS’s regulatory compliance costs are currently not considered material, it is reasonably possible that costs incurred to ensure continued environmental compliance could have a material impact on results of operations, financial condition or cash flows if new areas of soil, air and groundwater contamination are discovered and/or expansions of work scope are prompted by the results of ongoing monitoring.

The Facility is subject to a final corrective measures plan with the Environment Protection Agency. The seller performed remedial activities at the Facility relating to historical soil and groundwater contamination and ACS is responsible for ongoing monitoring and final remediation plans. We estimate cost of the environmental remediation obligation is approximately $369,000 and reflects our best estimate of probable future costs for remediation based on the current assessment data and regulatory obligations. Future costs will depend on many factors, including the extent of work necessary to implement monitoring and final remediation plans and ACS’s time frame for remediation. We may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on results of operations, financial condition, and cash flows during the period in which they are recorded.

TOGI

TOGI’s businesses are heavily regulated in most of its markets. TOGI handles power electronics products mainly in the form of power conversion. TOGI must take into account several standards for electronic safety to protect the health of humans and animals. TOGI serves diverse markets including automotive, defense/aerospace, medical/healthcare, industrial and telecommunications, each of which has its own set of their safety regulations and standard that TOGI must comply with.

Government Contracts. The U.S. Government, and other governments, may terminate any of TOGI’s government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If any of TOGI’s U.S. Government contracts were to be terminated for convenience, TOGI would generally be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of TOGI’s government contracts were to be terminated for default, generally the U.S. Government would pay only for the work that has been accepted and could require TOGI to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. Government can also hold TOGI liable for damages resulting from the default.

Medical device power supplies. TOGI’s medical power supplies must incorporate one or more means of protection (“MOP”) to avoid electrocution. A MOP can be safety insulation, a protective earth, a defined creepage distance, an air gap (clearance) or other protective impedance. These can be used in various combinations - having two MOPs means if one fails, there is another in place. A MOP can be achieved through safety insulation, protective earth, a defined creepage distance, an air gap, other protective impedances, or by implementing a combination of these techniques. TOGI must comply with a standard that treats operators and patients, resulting in the classifications “means of operator protection” and “means of patient protection.” The latter requirements are more stringent because the patient may be physically connected via an applied part and unconscious when the fault occurs.

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Environmental. TOGI is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection, including the discharge, treatment, storage, disposal and remediation of hazardous substances and wastes. TOGI continually assesses its compliance status and management of environmental matters to ensure that its operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of TOGI’s operations.

Non-U.S. Sales. TOGI’s non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption, and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

GWW

GWW’s businesses are heavily regulated in most of its markets. GWW transacts with numerous U.S. Government agencies and entities, including but not limited to the U.S. Department of Defense (“DoD”), branches of the U.S. military and the Department of Homeland Security. Similar government authorities exercise similar regulatory oversight in GWW’s non-U.S. markets.

Government Contracts. The governments of the U.S., U.K. and Israel may terminate any of GWW’s applicable operating subsidiaries’ government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If the U.S. Government terminated any of GWW’s contracts for convenience, GWW generally would be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of GWW’s government contracts were to be terminated for default, generally the U.S. government would pay only for the work that has been accepted and could require GWW to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. Government can also hold GWW liable for damages resulting from the default. Similar provisions apply to GWW’s contracts with other governments and to GWW’s subcontractors with major defense contractors who provide systems or military platforms directly to the government.

Power Electronics. In all of GWW’s markets in the U.S., GWW’s commercial power electronics offerings must comply with safety, energy use and operational performance regulations and standards (IEC/EN/UL/CSA) issued and administered by international standards organizations. In the U.S., the Department of Energy, the Environmental Protection Agency and the Federal Communications Commission mandate and enforce compliance with these standards. Outside the U.S., various government agencies in the U.K., Europe and Israel mandate and enforce compliance with these international requirements for safety, energy use and operational performance. In commercial markets, GWW’s suppliers bear most of the expense of compliance with international standards as a standard cost of business. Given the universal application of these requirements, the costs of compliance do not create any competitive disadvantage because all competitors must comply to sell into the market.

Environmental. GWW must meet applicable regulatory, environmental, emissions, safety and other requirements where its customer specifies, or as applicable local regulations or laws require. The products that GWW markets and sells in Europe also may be subject to the 2003 European Directive on Restriction of Hazardous Substances (“RoHS”), which restricts the use of six hazardous materials in the manufacture of certain electronic and electrical equipment, as well as the 2002 European Directive on Waste Electrical and Electronic Equipment (“WEEE”), which determines collection, recycling and recovery goals for electrical goods. In July 2006, GWW’s industry began phasing in RoHS and WEEE requirements in most geographical markets with specific emphasis on consumer-based products. GWW believes that RoHS and WEEE-compliant components may be subject to longer lead-times and higher prices as the industry transitions to these new requirements. REACH (Registration, Evaluation, Authorization and Restriction of Chemicals Registration) is a European Union regulation dating from 18 December 2006. REACH addresses the production and use of chemical substances, and their potential impacts on both human health and the environment.

These regulatory mandates apply to all of GWW’s operating subsidiaries. GWW has structured operations to comply with these requirements and have experienced little to no impact on lead times or prices. Give the applicability of these requirements to all competitors alike, compliance has had no impact on the competitive position of any operating subsidiary.

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Non-U.S. Sales. GWW’s non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption, and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

Security Clearance

As a U.S. Government contractor working on classified projects, Microphase is required to maintain facility and personnel security clearances complying with the DoD and other federal agency requirements. Microphase maintains strict protocols for handling classified information and Confidential Unclassified Information (“CUI”) associated with its work for the DoD and has built a secure restricted area within its Shelton production facility certified for generating, storing and reviewing classified information.

Gresham Power works on many contracts classified as “Official Sensitive” that require individual security clearances and adherence to information security protocols for receiving, handling and storing confidential information as required in the U.K. Official Secrets Act and its implementing regulations.

Enertec complies with all information security requirements included in their customer contracts as well as all the confidentiality laws that the State of Israel mandates for work related to defense of the country.

Audits and Investigations

As a government contractor, we are subject to audits and investigations by U.S. Government agencies including the Defense Contract Audit Agency (the “DCAA”), the Defense Contract Management Agency (the “DCMA”), the Inspector General of the DoD and other departments and agencies, the Government Accountability Office, the DOJ and Congressional Committees. From time-to-time, these and other agencies investigate or conduct audits to determine whether a contractor’s operations are being conducted in accordance with applicable requirements. The DCAA and DCMA also review the adequacy of, and compliance with, a contractor’s internal control systems and policies, including the contractor’s accounting, purchasing, property, estimating, earned value management and material management accounting systems. Our final allowable incurred costs for each year are also subject to audit and have from time to time resulted in disputes between us and the U.S. Government. Any costs found to be improperly allocated to a specific contract will not be reimbursed or must be refunded if already reimbursed. If an audit or investigation uncovers improper or illegal activities, we may be subject to civil and criminal penalties and administrative sanctions, which may include termination of contracts, forfeiture of profits, suspension of payments, fines and suspension or prohibition from doing business with the U.S. Government.

Enertec conducts operations under constant supervision of the Ministry of Defense of Israel and the contractors through which the Ministry of Defense does most of its business. All its contracts are subject to audits of performance, quality and price reasonableness.

Gresham Power contracts with the U.K. Ministry of Defence, Royal Navy or major defense contractors serving those agencies include standard provisions which give the customer the right to audit our performance under those contracts when they see fit. Audits are part of doing business with the government and typically focus on deliveries – on time project milestones as well as quality. The Royal Navy will review Gresham Power pricing of services provided under support contract every 12 months for reasonableness.

The Defense Federal Acquisition Regulation, as implemented in standard contract clauses, mandates that Microphase establish and follow extensive detailed processes and protocols to protect classified information and CUI from disclosure and unauthorized access. That mandate includes a requirement that Microphase formulate and implement a system security plan with 110 different elements and protocols for handling and protecting classified information and CUI. Over the next three years, the DoD will require all participants in the defense supply chain to demonstrate compliance with the Capability Model Maturity Cybersecurity as verified through an independent third-party auditor. Compliance with these mandates requires and will require Microphase to invest significant resources to maintain compliance. For instance, compliance requires extensive security controls on access to Microphase information technology systems, strong firewalls and intrusion monitoring. Microphase will have to hire a full-time person to ensure information security and act as a Facility Security Officer as well as oversee security of all Microphase employees. These investments add to indirect cost pools that Microphase must recover in the price of its products for DoD and contractors.

Gresham Power Electronics Ltd is fully certified as “Cyber Essentials Plus Compliant.” Cyber Essentials Plus is a government-backed, industry-supported scheme to help organizations protect themselves against common online threats. The UK Government requires all suppliers bidding for contracts involving the handling of sensitive and personal information to be certified against the Cyber Essentials Plus program criteria.

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Enertec has implemented the strongest possible cyber security protections consistent with the resources available to a company its size.

Other Compliance Matters

In addition, we are subject to the local, state and national laws and regulations of the jurisdictions where we operate that affect companies generally, including laws and regulations governing commerce, intellectual property, trade, health and safety, contracts, privacy and communications, consumer protection, web services, tax, and corporate laws and securities laws. These regulations and laws may change over time. Unfavorable changes in existing and new laws and regulations could increase our cost of doing business and impede our growth.

Research and Development

During the years ended December 31, 2021 and 2020, we spent approximately $2.0 million and $1.8 million, respectively, on research and development.

Human Capital Resources

We are committed to attracting and retaining the brightest and best talent, so investing in human capital is critical to our success. The employee traits we value include industriousness, intellectual curiosity, growth mindset and deeply caring about the quality of work. The human capital measures and objectives that we focus on in managing our business include employee safety, talent acquisition and retention, employee engagement, development and training, diversity and inclusion, and compensation and pay equity. None of our employees is represented by a collective bargaining unit or is a party to a collective bargaining agreement. We believe that our relationship with our employees is good.

The following description provides an overall view of our Company. Since we are a holding company, however, every statement may not be applicable to every subsidiary, particularly since some are located in foreign countries and others operate in industries deemed essential by the DoD and therefore remained at work during the COVID-19 pandemic.

Employee Profile

As of December 31, 2021, we had 323 employees located in the U.S., the U.K. and Israel, of whom 44 were engaged in engineering and product development, 35 in sales and marketing, 175 in general operations and 69 in general administration and finance. All but 10 of these employees are employed on a full-time basis. None of our employees is currently represented by a trade union. We consider our relations with our employees to be good.

As of December 31, 2021, approximately 45% of our current workforce is female, 55% male, and our average tenure is 6.2 years, a decrease of 38% from an average tenure of 10 years as of December 31, 2020. The decrease is primarily due to the addition of 102 employees related to our hotel operations acquired in December 2021.

Talent

A core tenet of our talent system is to both develop talent from within and supplement with external hires. This approach has yielded loyalty and commitment in our employee base which in turn grows our business, our products, and our customers, while adding new employees and external ideas supports a continuous improvement mindset and our goals of a diverse and inclusive workforce. We believe that our average tenure of 6.2 years as of the end of the fiscal year 2021 reflects the engagement of our employees in this core talent system tenet.

The Company believes it materially complies with all applicable state, local and international laws governing nondiscrimination in employment in every location in which the Company operates. All applicants and employees are treated with the same high level of respect regardless of their gender, ethnicity, religion, national origin, age, marital status, political affiliation, sexual orientation, gender identity, disability or protected veteran status.

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Employee Engagement and Development

Our employee engagement efforts include our frequent and transparent “all-hands” meetings and executive communications, through which we aim to keep our employees well-informed and to increase transparency. We believe in continual improvement and use employee feedback to drive and improve processes that support our customers and ensure a deep understanding of our employees' needs. We plan to conduct annual confidential employee surveys as we believe that ongoing performance feedback encourages greater engagement in our business and improves individual performance. Our employees will participate in a 360-degree evaluation process to identify critical capabilities for development and establish new stretch goals.

Pay Equity

Our employee compensation strategy supports three primary objectives: attract and retain the best team members; reflect and reinforce our most important values; and align team member interests with stockholder interests in building enduring value. We believe people should be paid for what they do and how they do it, regardless of their gender, race or other personal characteristics. To deliver on that commitment, we benchmark and set pay ranges based on market data and consider factors such as an employee’s role and experience, the location of their job, and their performance. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable.

Total Rewards

As part of our compensation philosophy, we believe that we must offer and maintain market competitive total rewards programs for our employees in order to attract and retain superior talent. In addition to healthy base wages, additional programs include annual bonus opportunities, healthcare and insurance benefits, paid time off, family leave, family care resources and flexible work schedules. We established a Company matched 401(k) plan during 2021 and plan to establish a Company-wide augmented employee stock purchase plan in 2022.

Health and Safety

The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We provide our employees and their families with access to a variety of flexible and convenient health and welfare programs, including benefits that support their physical and mental health by providing tools and resources to help them improve or maintain their health status; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families. In response to the COVID-19 pandemic, we implemented significant operating environment changes that we determined were in the best interest of our employees, as well as the communities in which we operate, and which comply with government regulations. This includes having a significant portion of our employees work from home, while implementing additional safety measures for employees continuing critical on-site work.

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ITEM 1A.	RISK FACTORS

An investment in our common stock involves significant risks. You should carefully consider the following risks and all other information set forth in this Annual Report before deciding to invest in our common stock. If any of the events or developments described below occurs, our business, financial condition and results of operations may suffer. In that case, the value of our common stock may decline and you could lose all or part of your investment.

You should consider each of the following risk factors and any other information set forth in this Annual Report and the other reports filed by the Company with the SEC, including the Company’s financial statements and related notes, in evaluating the Company’s business and prospects. The risks and uncertainties described below are not the only ones that impact on the Company’s operations and business. Additional risks and uncertainties not presently known to the Company, or that the Company currently considers immaterial, may also impair its business or operations. If any of the following risks actually occurs, the Company’s business and financial condition, results or prospects could be harmed. Please also read carefully the section entitled “Note About Forward-Looking Statements” at the beginning of this Annual Report.

Risks Related to Our Company

We will need to raise additional capital to fund our operations in furtherance of our business plan.

Until we are profitable, we will need to quickly raise additional capital in order to fund our operations in furtherance of our business plan. The proposed financing may include shares of common stock, shares of preferred stock, warrants to purchase shares of common stock or preferred stock, debt securities, units consisting of the foregoing securities, equity investments from strategic development partners or some combination of each. Any additional equity financings may be financially dilutive to, and will be dilutive from an ownership perspective to, our stockholders, and such dilution may be significant based upon the size of such financing. Additionally, we cannot assure that such funding will be available on a timely basis, in needed quantities, or on terms favorable to us, if at all.

We have an evolving business model, which increases the complexity of our business.

Our business model has evolved in the past and continues to do so. In prior years we have added additional types of services and product offerings and in some cases, we have modified or discontinued those offerings. We intend to continue to try to offer additional types of products or services, and we do not know whether any of them will be successful. From time to time we have also modified aspects of our business model relating to our product mix. We do not know whether these or any other modifications will be successful. The additions and modifications to our business have increased the complexity of our business and placed significant strain on our management, personnel, operations, systems, technical performance, financial resources, and internal financial control and reporting functions. Future additions to or modifications of our business are likely to have similar effects. Further, any new business or website we launch that is not favorably received by the market could damage our reputation or our brand. The occurrence of any of the foregoing could have a material adverse effect on our business.

We received a subpoena from the Commission in the investigation now known as “In the Matter of DPW Holdings, Inc.,” the consequences of which are unknown.

We received a subpoena in November of 2019 from the Commission that stated that the staff of the Commission is conducting an investigation now known as “In the Matter of DPW Holdings, Inc.” We understand that the subpoena was issued as part of an investigation as to whether we and certain of our officers, directors, employees, partners, subsidiaries and/or affiliates, and/or other persons or entities, directly or indirectly, violated certain provisions of the Securities Act and the Exchange Act, in connection with the offer and sale of our securities. Certain affiliates and related parties of ours have also been subpoenaed. Although the order states that the Commission may have information relating to such alleged violations, the subpoena expressly provides that the inquiry is not to be construed as an indication by the Commission or its staff that any violations of the federal securities laws have occurred. We have produced documents in response to the subpoena. Since the original subpoena was issued, we have received further subpoenas seeking additional documents and testimony from certain members of our management team.

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We do not know when the Commission’s investigation will be concluded nor what action, if any, might be taken in the future by the Commission or its staff as a result of the matters that are the subject to its investigation or what impact, if any, the cost of continuing to respond to subpoenas might have on our financial position or results of operations. We have not established any provision for losses in respect of this matter. In addition, complying with any such future requests by the Commission for documents or testimony would distract the time and attention of our officers and directors or divert our resources away from ongoing business matters. This investigation has resulted in, and may continue to result, in significant legal expenses, the diversion of management’s attention from our business, could cause damage to our business and reputation, and could subject us to a wide range of remedies, including enforcement actions by the Commission. There can be no assurance that any final resolution of this and any similar matters will not have a material adverse effect on our financial condition or results of operations.

 We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

If we lose the services of Milton C. Ault, III, our Executive Chairman, William B. Horne, our Chief Executive Officer, Henry Nisser, our President and General Counsel, or Ken Cragun, our Chief Financial Officer and/or certain key employees, we may not be able to find appropriate replacements on a timely basis, and our business could be adversely affected. Our existing operations and continued future development depend to a significant extent upon the performance and active participation of these individuals and certain key employees. Although we have entered into employment agreements with Messrs. Ault, Horne and Nisser, and we may enter into employment agreements with additional key employees in the future, we cannot guarantee that we will be successful in retaining the services of these individuals. If we were to lose any of these individuals, we may not be able to find appropriate replacements on a timely basis and our financial condition and results of operations could be materially adversely affected.

We rely on highly skilled personnel and the continuing efforts of our executive officers and, if we are unable to retain, motivate or hire qualified personnel, our business may be severely disrupted.

Our performance largely depends on the talents, knowledge, skills, know-how and efforts of highly skilled individuals and in particular, the expertise held by our Executive Chairman, Milton C. Ault, III. His absence, were it to occur, would materially and adversely impact development and implementation of our projects and businesses. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our continued ability to compete effectively depends on our ability to attract, among others, new technology developers and to retain and motivate our existing contractors. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some customers.

We may be classified as an inadvertent investment company.

We are not engaged in the business of investing, reinvesting, or trading in securities, and we do not hold ourselves out as being engaged in those activities. Under the Investment Company Act, however, a company may be deemed an investment company under section 3(a)(1)(C) of the Investment Company Act if the value of its investment securities is more than 40% of its total assets (exclusive of government securities and cash items) on a consolidated basis.

Our lending subsidiary, DP Lending, operates under California Finance Lending License #60DBO-77905. Per the Investment Company Act of 1940 companies with substantially all their business confined to making small loans, industrial banking or similar business, such as DP Lending, are excluded from the definition of an investment company.

We have commenced digital asset mining, the output of which is Bitcoin, which the Commission has not indicated it deems a security. In the event that the digital assets that are securities held by us exceed 40% of our total assets, exclusive of cash, we inadvertently become an investment company. An inadvertent investment company can avoid being classified as an investment company if it can rely on one of the exclusions under the Investment Company Act. One such exclusion, Rule 3a-2 under the Investment Company Act, allows an inadvertent investment company a grace period of one year from the earlier of (a) the date on which an issuer owns securities and/or cash having a value exceeding 50% of the issuer’s total assets on either a consolidated or unconsolidated basis and (b) the date on which an issuer owns or proposes to acquire investment securities having a value exceeding 40% of the value of such issuer’s total assets (exclusive of government securities and cash items) on an unconsolidated basis. We are putting in place policies that we expect will work to keep the investment securities held by us at less than 40% of our total assets, which may include acquiring assets with our cash, liquidating our investment securities or seeking a no-action letter from the Commission if we are unable to acquire sufficient assets or liquidate sufficient investment securities in a timely manner.

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As Rule 3a-2 is available to a company no more than once every three years, and assuming no other exclusion were available to us, we would have to keep within the 40% limit for at least three years after we cease being an inadvertent investment company. This may limit our ability to make certain investments or enter into joint ventures that could otherwise have a positive impact on our earnings. In any event, we do not intend to become an investment company engaged in the business of investing and trading securities.

Classification as an investment company under the Investment Company Act requires registration with the Commission. If an investment company fails to register, it would have to stop doing almost all business, and its contracts would become voidable. Registration is time consuming and restrictive and would require a restructuring of our operations, and we would be very constrained in the kind of business we could do as a registered investment company. Further, we would become subject to substantial regulation concerning management, operations, transactions with affiliated persons and portfolio composition, and would need to file reports under the Investment Company Act regime. The cost of such compliance would result in our incurring substantial additional expenses, and the failure to register if required would have a materially adverse impact to conduct our operations.

We will not be able to successfully execute our business strategy if we are deemed to be an investment company under the Investment Company Act.

U.S. companies that have more than 100 stockholders or are publicly traded in the U.S. and are, or hold themselves out as being, engaged primarily in the business of investing, reinvesting or trading in securities are subject to regulation under the Investment Company Act. Unless a substantial part of our assets consists of, and a substantial part of our income is derived from, interests in majority-owned subsidiaries and companies that we primarily control, we may be required to register and become subject to regulation under the Investment Company Act. If Bitcoin and other virtual currencies were to be deemed securities for purposes of the Investment Company Act, or if we were deemed to own but not operate one or more of our other subsidiaries, we would have difficulty avoiding classification and regulation as an investment company.

If we were deemed to be, and were required to register as, an investment company, we would be forced to comply with substantive requirements under the Investment Company Act, including limitations on our ability to borrow, limitations on our capital structure; restrictions on acquisitions of interests in associated companies, prohibitions on transactions with affiliates, restrictions on specific investments, and compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations. If we were forced to comply with the rules and regulations of the Investment Company Act, our operations would significantly change, and we would be prevented from successfully executing our business strategy. To avoid regulation under the Investment Company Act and related rules promulgated by the Commission, we could need to sell Bitcoin and other assets which we would otherwise want to retain and could be unable to sell assets which we would otherwise want to sell. In addition, we could be forced to acquire additional, or retain existing, income-generating or loss-generating assets which we would not otherwise have acquired or retained and could need to forgo opportunities to acquire Bitcoin and other assets that would benefit our business. If we were forced to sell, buy or retain assets in this manner, we could be prevented from successfully executing our business strategy.

Securitization of our assets subjects us to various risks.

We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE would then issue notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

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In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers whom we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments. The Investment Company Act may also impose restrictions on the structure of any securitizations.

Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPE's portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with our auditors, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

We may not be able to utilize our net operating loss carry forwards.

At December 31, 2021, we had federal and state net operating loss carry forwards (“NOLs”) for income tax purposes of approximately $25.3 million and $19.2 million after application of limitation set forth in Section 382 of the Internal Revenue Code (“§382”). In accordance with §382, future utilization of our NOLs is subject to an annual limitation as a result of ownership changes that occurred previously. We also maintain NOLs in various foreign jurisdictions.

Our corporate structure and intercompany arrangements are subject to the tax laws of various jurisdictions, and we could face greater than anticipated tax liabilities, which would harm our results of operations.

We are subject to tax laws in the U.S. and certain foreign jurisdictions, including Israel and the U.K. Our income tax obligations are based in part on our corporate structure and intercompany arrangements. The tax laws applicable to our business are increasingly complex, are subject to interpretation and their application can be uncertain. The amount of taxes we pay in the jurisdictions in which we operate could increase substantially as a result of changes in the applicable tax principles, including increased tax rates, new tax laws or revised interpretations of existing tax laws and precedents.

We are subject to the examination of our income tax returns by the Internal Revenue Service and foreign tax authorities in the jurisdictions in which we operate, and we may be subject to assessments or audits in the future in any such jurisdictions. The tax authorities in these jurisdictions may aggressively interpret their laws in an effort to raise additional tax revenue and may claim that various withholding requirements apply to us or our subsidiaries, challenge the availability to us or our subsidiaries of certain benefits under tax treaties, and challenge our methodologies for valuing developed technology or intercompany arrangements or our revenue recognition policies, which could result in an increase of our worldwide effective tax rate and have a material adverse effect on our financial condition and operating results.

Risks Related to Our Bitcoin Operations

Risks Related to Our Bitcoin Operations – General

Acceptance and/or widespread use of Bitcoin is uncertain.

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Currently, there is a limited use of any Bitcoin in the retail and commercial marketplace, thus contributing to price volatility that could adversely affect an investment in our securities. Banks and other established financial institutions may refuse to process funds for Bitcoin transactions or process wire transfers to or from Bitcoin exchanges, Bitcoin-related companies or service providers, which we have experienced, or maintain accounts for persons or entities transacting in Bitcoin. Conversely, a significant portion of Bitcoin demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines any Bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Market capitalization for a Bitcoin as a medium of exchange and payment method may always be low.

The relative lack of acceptance of Bitcoins in the retail and commercial marketplace, or a reduction of such use, limits the ability of end users to use them to pay for goods and services. Such lack of acceptance or decline in acceptances could have a material adverse effect on our ability to continue as a going concern or to pursue our business strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of Bitcoins we mine or otherwise acquire or hold for our own account.

The development and acceptance of cryptographic and algorithmic protocols governing the issuance of and transactions in cryptocurrencies is subject to a variety of special economic, geopolitical and regulatory factors, which could slow the growth of the industry in general and our company as a result.

The use of cryptocurrencies, including Bitcoin, to, among other things, buy and sell goods and services and complete transactions, is part of a new and rapidly evolving industry that employs cryptocurrency assets based upon a computer-generated mathematical and/or cryptographic protocol. Large-scale acceptance of cryptocurrencies as a means of payment has not, and may never, occur. The growth of this industry in general, and the use of Bitcoin in particular, is subject to a high degree of uncertainty, and the slowing or stopping of the development or acceptance of developing protocols may occur unpredictably. The factors include, but are not limited to:

●	the progress of worldwide growth in the adoption and use of Bitcoin and other cryptocurrencies as a medium of exchange;

●	the experience of businesses in using Bitcoin;

●	the impact from prominent business leaders in criticizing Bitcoin’s potential harm to the environment and the effect of announcements critical of Bitcoin, such as those that occurred with Elon Musk of Tesla;

●	governmental and organizational regulation of Bitcoin and other cryptocurrencies and their use, or restrictions on or regulation of access to and operation of the network or similar cryptocurrency systems (such as the recent ban in China);

●	changes in consumer demographics and public tastes and preferences, including as may result from coverage of Bitcoin or other cryptocurrencies by journalists and other sources of information and media;

●	the maintenance and development of the open-source software protocol of the network;

●	the increased consolidation of contributors to the Bitcoin blockchain through mining pools and scaling of mining equipment by well-capitalized market participants;

●	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

●	the use of the networks supporting Bitcoin or other cryptocurrencies for developing smart contracts and distributed applications;

●	general economic conditions and the regulatory environment relating to Bitcoin and other cryptocurrencies;

●	the impact of regulators focusing on cryptocurrencies and the costs, financial and otherwise, associated with such regulatory oversight; and

●	a decline in the popularity or acceptance of Bitcoin could adversely affect an investment in us.

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The outcome of these factors could have negative effects on our ability to continue as a going concern or to pursue our business strategy, which could have a material adverse effect on our business, prospects or operations as well as potentially negative effects on the value of any Bitcoin or other cryptocurrencies we mine or otherwise acquire, which would harm investors in our securities. If Bitcoin or other cryptocurrencies we mine do not gain widespread market acceptance or accrete in value over time, our prospects and your investment in us would diminish.

We rely on a sole supplier for our Bitcoin mining machines, and may not be able to find replacements or immediately transition to alternative suppliers. If we were to lose Bitmain as a supplier, or if Bitmain were unable or unwilling to fulfill our orders, any delay or interruption in planned delivery could seriously interrupt our business.

We rely on Bitmain as the sole supplier for our Bitcoin miners. According to Bitmain, it supplies approximately 80% of the global market for ASIC miners, which are used to mine Bitcoin. Currently, we have contracts with Bitmain for the delivery of 20,600 miners, of which approximately 4,754 have been delivered to date, with the remaining miners scheduled to be delivered monthly through December 2022. The market price and availability of new mining machines fluctuates with the price of Bitcoin and can be volatile. Higher Bitcoin prices increase the demand for mining equipment and increases the cost. In addition, as more companies seek to enter the mining industry, the demand for machines may outpace supply and create mining machine equipment shortages. Any future purchase orders with Bitmain for additional miners are subject to availability and price considerations. If we were to lose Bitmain as a supplier, or if Bitmain were unable or unwilling to fulfill our orders or make miners available to use in the future on terms acceptable to us, there can be no assurance that we will be able to identify or enter into agreements with alternative suppliers on a timely basis or on acceptable terms, if at all. Any delay or interruption in the planned delivery of our contracted miners could significantly affect our business, financial condition and results of operations.

Political or economic crises may motivate large-scale sales of cryptocurrencies, which could result in a reduction in values of cryptocurrencies such as Bitcoin and adversely affect an investment in us.

Geopolitical crises, in particular major ones such as Russia’s invasion of Ukraine, may motivate large-scale purchases of Bitcoin and other cryptocurrencies, which could increase the price of Bitcoin and other cryptocurrencies rapidly. This may increase the likelihood of a subsequent price decrease as crisis-driven purchasing behavior dissipates, adversely affecting the value of our Bitcoin following such downward adjustment. Such risks are similar to the risks of purchasing commodities in general uncertain times, such as the risk of purchasing, holding or selling gold. Alternatively, as an emerging asset class with limited acceptance as a payment system or commodity, global crises and general economic downturn may discourage investment in cryptocurrencies as investors focus their investment on less volatile asset classes as a means of hedging their investment risk.

As an alternative to fiat currencies that are backed by central governments, cryptocurrencies, which are relatively new, are subject to supply and demand forces. How such supply and demand will be impacted by geopolitical events is largely uncertain but could be harmful to us and investors in our common stock. Political or economic crises may motivate large-scale acquisitions or sales of cryptocurrencies either globally or locally. Such events could have a material adverse effect on our ability to continue as a going concern or to pursue our new strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin or any other cryptocurrencies we mine or otherwise acquire or hold for our own account.

Negative media attention and public perception surrounding energy consumption by cryptocurrency mining may adversely affect our reputation and, consequently, our stock price; particularly in the eyes of some of our investors who may be more interested in our non-crypto operations as a holding company.

Cryptocurrency mining has experienced negative media attention surrounding its perceived high electricity use and environmental impact, which has adversely influenced public perception of the industry as a whole. We believe these factors are overstated for the cryptocurrency mining industry because of the informational disparity between cryptocurrency mining and other energy intensive industries. Cryptocurrency miners (particularly Bitcoin miners) have freely and publicly disclosed their energy consumption statistics because electricity usage, and the associated utility fees, is a cost of production. As increasing numbers of publicly traded cryptocurrency miners enter the market, more data, reliably disclosed in compliance with GAAP, has become available; however, such data has not been made as readily available for competitive payment systems and fiat currencies.

Nevertheless, this negative media attention and public perception may materially and adversely affect our reputation and, consequently, our stock price, particularly in the eyes of our investors who are more interested in our non-crypto operations as a holding company. As a single company within the broader cryptocurrency industry, we are likely incapable of effectively countering this negative media attention and affecting public perception. Therefore, we may not be able to adequately respond to these external pressures, which may cause a significant decline in the price of our common stock.

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Banks and financial institutions may not provide banking services, or may cut off services, to businesses like us that engage in cryptocurrency-related activities.

A number of companies that engage in Bitcoin and/or other cryptocurrency-related activities have been unable to find banks or financial institutions that are willing to provide them with bank accounts and other services. Similarly, a number of companies and individuals or businesses associated with cryptocurrencies may have had and may continue to have their existing bank accounts closed or services discontinued with financial institutions in response to government action. The difficulty that many businesses that provide Bitcoin and/or derivatives on other cryptocurrency-related activities have and may continue to have in finding banks and financial institutions willing to provide them services may be decreasing the usefulness of cryptocurrencies as a payment system and harming public perception of cryptocurrencies, and could decrease their usefulness and harm their public perception in the future.

The usefulness of cryptocurrencies as a payment system and the public perception of cryptocurrencies could be damaged if banks or financial institutions were to close the accounts of businesses engaging in Bitcoin and/or other cryptocurrency-related activities. This could occur as a result of compliance risk, cost, government regulation or public pressure. The risk applies to securities firms, clearance and settlement firms, national securities exchanges and derivatives on commodities exchanges, the over-the-counter market, and the Depository Trust Company (“DTC”), which, if any of such entities adopts or implements similar policies, rules or regulations, could negatively affect our relationships with financial institutions and impede our ability to convert cryptocurrencies to fiat currencies. Such factors could have a material adverse effect on our ability to continue as a going concern or to monetize our mining efforts, which could have a material adverse effect on our business, prospects or operations and harm investors.

The price of cryptocurrencies may be affected by the sale of such cryptocurrencies by other vehicles investing in cryptocurrencies or tracking cryptocurrency markets. Such events could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin we mine.

The global market for cryptocurrency is characterized by supply constraints that differ from those present in the markets for commodities or other assets such as gold and silver. The mathematical protocols under which certain cryptocurrencies are mined permit the creation of a limited, predetermined amount of digital currency, while others have no limit established on total supply. Increased numbers of miners and deployed mining power globally will likely continue to increase the available supply of Bitcoin and other cryptocurrencies, which may depress their market price. Further, large “block sales” involving significant numbers of Bitcoin following appreciation in the market price of Bitcoin may also increase the supply of Bitcoin available on the market, which, without a corresponding increase in demand, may cause its price to fall. Additionally, to the extent that other vehicles investing in cryptocurrencies or tracking cryptocurrency markets form and come to represent a significant proportion of the demand for cryptocurrencies, large redemptions of the securities of those vehicles and the subsequent sale of cryptocurrencies by such vehicles could negatively affect cryptocurrency prices and therefore affect the value of the cryptocurrency inventory we hold. Such events could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin or other cryptocurrencies we mine.

Tariffs have increased costs of digital asset mining equipment, and new or additional tariffs or other restrictions on the import of equipment necessary for digital asset mining could have a material adverse effect on our business, financial condition and results of operations.

Equipment necessary for digital asset mining is almost entirely manufactured outside of the U.S. There is currently significant uncertainty about the future relationship between the U.S. and various other countries, including Russia, China, the European Union, Canada, and Mexico, with respect to trade policies, treaties, tariffs and customs duties, and taxes. For example, since 2019, the U.S. Government has implemented significant changes to U.S. trade policy with respect to China. These tariffs have subjected certain digital asset mining equipment manufactured overseas to additional import duties of up to 25%. The amount of the additional tariffs and the number of products subject to them has changed numerous times based on action by the U.S. Government. These tariffs have increased costs of digital asset mining equipment, and new or additional tariffs or other restrictions on the import of equipment necessary for digital asset mining could have a material adverse effect on our business, financial condition and results of operations.

Because there has been limited precedent set for financial accounting for Bitcoin and other digital assets, the determinations that we have made for how to account for digital assets transactions may be subject to change.

Because there has been limited precedent set for the financial accounting for Bitcoin and other digital assets and related revenue recognition and no official guidance has yet been provided by the Financial Accounting Standards Board or the SEC, it is unclear how companies may in the future be required to account for digital asset transactions and assets and related revenue recognition. A change in regulatory or financial accounting standards could result in the necessity to change the accounting methods we currently intend to employ in respect of our anticipated revenues and assets and restate any financial statements produced based on those methods. Such a restatement could adversely affect our business, prospects, financial condition and results of operation.

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Risks Related to Our Bitcoin Operations – Operational and Financial

Our results of operations are expected to be impacted by fluctuations in the price of Bitcoin because a significant portion of our revenue is expected to come from Bitcoin mining production.

The price of Bitcoin has experienced significant fluctuations over its relatively short existence and may continue to fluctuate significantly in the future. Bitcoin prices ranged from approximately $7,220 per coin as of December 31, 2019 and $28,922 per coin as of December 31, 2020 to $46,306 per coin as of December 31, 2021, with a high of $68,790 per coin and a low of $28,804 per coin during 2021, according to Coin Market Cap.

We expect our results of operations to continue to be affected by the Bitcoin price as a significant portion of our revenue is expected to come from Bitcoin mining production. Any future significant reductions in the price of Bitcoin will likely have a material and adverse effect on our results of operations and financial condition. We cannot assure you that the Bitcoin price will remain high enough to sustain our operations or that the price of Bitcoin will not decline significantly in the future. Further, fluctuations in the Bitcoin price can have an immediate impact on the trading price of our shares even before our financial performance is affected, if at all.

Various factors, mostly beyond our control, could impact the Bitcoin price. For example, the usage of Bitcoins in the retail and commercial marketplace is relatively low in comparison with the usage for speculation, which contributes to Bitcoin’s price volatility. Additionally, the reward for Bitcoin mining will decline over time, with the most recent halving event having occurred in May 2020 and the next one expected to occur in 2024, which may further contribute to Bitcoin price volatility.

Because of our focus on Bitcoin mining, the trading price of shares of our common stock may increase or decrease with the trading price of Bitcoin, which subjects investors to pricing risks, including “bubble” type risks, and volatility.

The trading prices of our common stock may at times be tied to the trading prices of Bitcoin. Specifically, we may experience adverse effects on our stock price when the value of Bitcoin drops. Furthermore, if the market for Bitcoin mine operators’ shares or the stock market in general experiences a loss of investor confidence, the trading price of our stock could decline for reasons unrelated to our business, operating results or financial condition. The trading price of our common stock could be subject to arbitrary pricing factors that are not necessarily associated with traditional factors that influence stock prices or the value of non-cryptocurrency assets such as revenue, cash flows, profitability, growth prospects or business activity since the value and price, as determined by the investing public, may be influenced by uncertain contingencies such as future anticipated adoption or appreciation in value of cryptocurrencies or blockchains generally, and other factors over which we have little or no influence or control.

Bitcoin and other cryptocurrency market prices, which have historically been volatile and are impacted by a variety of factors, are determined primarily using data from various exchanges, over-the-counter markets and derivative platforms. Furthermore, such prices may be subject to factors such as those that impact commodities, more so than business activities, which could be affected by additional influence from fraudulent or illegitimate actors, real or perceived scarcity, and political, economic, regulatory or other conditions. Pricing may be the result of, and may continue to result in, speculation regarding future appreciation in the value of cryptocurrencies, or our share price, making their market prices more volatile or creating “bubble” type risks for the trading price of Bitcoin.

The price of Bitcoin has experienced significant fluctuations over its relatively short existence and may continue to fluctuate significantly in the future. Bitcoin prices ranged from approximately $7,220 per coin as of December 31, 2019 and $28,922 per coin as of December 31, 2020 to $46,306 per coin as of December 31, 2021, with a high of $68,790 per coin and a low of $28,804 per coin during 2021, according to Coin Market Cap. There can be no assurance that similar fluctuations in the trading price of Bitcoin will not occur in the future. Accordingly, since our revenue will depend in part on the price of Bitcoin, and the trading price of our securities may therefore at times be connected to the trading price of Bitcoin, if the trading price of Bitcoin again experiences a significant decline, we could experience a similar decline in revenue and/or in the trading price for shares of our common stock. If this occurs, you may lose some or all of your investment.

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Our future success will depend in large part upon the value of Bitcoin. The value of Bitcoin may be subject to pricing risk and has historically been subject to wide swings.

Our operating results from this sector will depend in large part upon the value of Bitcoin because it is the sole digital asset we currently mine. Specifically, our revenues from our Bitcoin mining operations are principally based upon two factors: the number of Bitcoin rewards we successfully mine and the value of Bitcoin. We also receive transaction fees paid in Bitcoin by participants who initiated transactions associated with new blocks that we mine. In addition, our operating results are directly impacted by changes in the value of Bitcoin, because under the value measurement model, both realized and unrealized changes will be reflected in our statement of operations (i.e., we will be marking Bitcoin to fair value each quarter). This means that our operating results will be subject to swings based upon increases or decreases in the value of Bitcoin. Our strategy currently focuses primarily on Bitcoin (as opposed to other digital assets). Further, our miners are principally utilized for mining Bitcoin and cannot mine other digital assets, such as ETH, that are not mined utilizing the “SHA-256 algorithm.” If other digital assets were to achieve acceptance at the expense of Bitcoin, causing the value of Bitcoin to decline, or if Bitcoin were to switch its proof of work algorithm from SHA-256 to another algorithm for which our miners are not specialized, or the value of Bitcoin were to decline for other reasons, particularly if such decline were significant or over an extended period of time, our operating results would be adversely affected, and there could be a material adverse effect on our ability to continue as a going concern or to pursue our business strategy at all, which could have a material adverse effect on our business, prospects or operations, and harm investors.

Bitcoin and other cryptocurrency market prices, which have historically been volatile and are impacted by a variety of factors are determined primarily using data from various exchanges, over-the-counter markets and derivative platforms. Such prices may be subject to factors such as those that impact commodities, more so than business activities, which could be subject to additional influence from fraudulent or illegitimate actors, real or perceived scarcity, and political, economic, regulatory or other conditions. Pricing may be the result of, and may continue to result in, speculation regarding future appreciation in the value of digital assets, or our share price, inflating and making their market prices more volatile or creating “bubble” type risks for both Bitcoin and our shares of common stock.

 We lack a significant operating history in the cryptocurrency mining space, and our focus on this relatively new business is subject to a number of significant risks and uncertainties that could affect our future viability.

We recently transferred all our mining activity from Ault Alliance to BNI, both of which are wholly owned subsidiaries of our company. As of the date of this Annual Report, we have invested approximately $127 million and agreed to invest approximately $49 million towards the development of our new Bitcoin mining business. BNI was formed to, and has assumed the agreements for the acquisition of miners from Bitmain and other agreements for the acquisition of equipment and services originally entered into by Ault Alliance, but has only recently commenced cryptocurrency mining operations. In order to proceed, we have installed miners and mining infrastructure at our mining facility in Michigan, as well as entered into a long-term contract to purchase electric power from the power grid in our data center in Michigan and use the power to mine cryptocurrencies. Among the risks and uncertainties are:

●	We are currently in discussions with a number of key players in this industry, but have not yet executed any agreements to purchase the power needed over the 28 megawatts (“MW”) we currently possess. While we are in negotiations with one entity in particular that we believe would increase our available power to approximately 300 MW’s at our Michigan facility, we cannot assure you that we will reach an agreement satisfactory to us with this provider on a timely basis, if at all. Even if we do obtain that level of energy at our Michigan facility, we will need to obtain more capacity at a different location to be able to install and power 12,000 of the additional miners we have purchased and will receive from Bitmain over the next six to twelve months. If we are able to enter into agreements for additional power, the terms may not be as attractive as we currently expect, which may inhibit the profitability of this venture;

●	There is a limited number of available miners and the demand from competitors is fierce;

●	Because of supply chain disruptions including those relating to computer chips, we could in the future encounter delivery delays or other difficulties with the purchase, installing and operating of our mining equipment at our facility, which would adversely affect our ability to generate material revenue from our operations;

●	There are a growing number of well capitalized cryptocurrency mining companies including some that have agreed to merge with special purpose acquisition companies, which competitors have significant capital resources, a large supply of miners and operators with experience in cryptocurrency mining. For example, in 2021 Cipher Mining Inc. and Core Scientific, large cryptocurrency mining companies, entered into business combinations Nasdaq-listed special purpose acquisition vehicles;

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●	Bans from governments such as China, together with pending legislation in Congress and other regulatory initiatives threaten the ability to use cryptocurrencies as a medium of exchange; and

●	We may not be able to liquidate our holdings of cryptocurrencies at our desired prices if a precipitous decline in market prices occurs and this could negatively impact our future operations.

For all of these reasons, our cryptocurrency mining business may not be successful.

The emergence of competing blockchain platforms or technologies may harm our business as presently conducted by preventing us from realizing the anticipated profits from our investments and forcing us to expend additional capital in an effort to adapt.

If blockchain platforms or technologies which compete with Bitcoin and its blockchain, including competing cryptocurrencies which our miners may not be able to mine, such as cryptocurrencies being developed or may be developed by popular social media platforms, online retailers, or government sponsored cryptocurrencies, consumers may use such alternative platforms or technologies. If that were to occur, we would face difficulty adapting to such emergent digital ledgers, blockchains, or alternative platforms, cryptocurrencies or other digital assets. This may adversely affect us by preventing us from realizing the anticipated profits from our investments and forcing us to expend additional capital in an effort to adapt. Further, to the extent we cannot adapt, be it due to our specialized miners or otherwise, we could be forced to cease our mining or other cryptocurrency-related operations. Such circumstances would have a material adverse effect on our business, and in turn your investment in our securities.

There is a risk that some or all of the Bitcoin we mine could be lost or stolen.

There is a risk that some or all of the Bitcoin we mine could be lost or stolen. In general, cryptocurrencies are stored in cryptocurrency sites commonly referred to as “wallets” by holders of cryptocurrencies which may be accessed to exchange a holder’s cryptocurrency assets. Access to our Bitcoin could also be restricted by cybercrime (such as a denial of service attack). While we plan to take steps to attempt to secure the Bitcoin we hold, there can be no assurance our efforts to protect our cryptocurrencies will be successful.

Hackers or malicious actors may launch attacks to steal, compromise or secure cryptocurrencies, such as by attacking the cryptocurrency network source code, exchange miners, third-party platforms, cold and hot storage locations or software, or by other means. Any of these events may adversely affect our operations and, consequently, our ability to generate revenue and become profitable. The loss or destruction of a private key required to access our digital wallets may be irreversible and we may be denied access for all time to our Bitcoin holdings. Our loss of access to our private keys or our experience of a data loss relating to our digital wallets could adversely affect our business.

Cryptocurrencies are controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which they are held, which wallet’s public key or address is reflected in the network’s public blockchain. We will be required to publish the public key relating to digital wallets in use when we verify the receipt of transfers and disseminate such information into the network, but we will need to safeguard the private keys relating to such digital wallets. To the extent such private keys are lost, destroyed or otherwise compromised, we will be unable to access our Bitcoin rewards and such private keys may not be capable of being restored by any network. Any loss of private keys relating to digital wallets used to store our mined Bitcoin could have a material adverse effect on our results of operations and ability to continue as a going concern, which could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin we mine. For example, the New York Times reported in January 2021 that about 20% of existing Bitcoin appears to be “lost” due to password issues.

We rely on one or more third parties for depositing, storing and withdrawing the Bitcoin we mine, which could result in a loss of assets, disputes and other liabilities or risks which could adversely impact our business.

We currently use a custodial wallet to store the Bitcoin we mine. In order to own, transfer and use Bitcoin on the blockchain network, we must have a private and public key pair associated with a network address, commonly referred to as a “wallet.” Each wallet is associated with a unique “public key” and “private key” pair, each of which is a string of alphanumerical characters. To deposit Bitcoin into our digital wallet, we must direct the transaction to the public key of a wallet that our NYDIG custodial account controls and provides to us, and broadcast the deposit transaction onto the underlying blockchain network. To withdraw Bitcoin from our custodial account, an assigned account representative must initiate the transaction from our custodial account, then an approver must approve the transaction. Once the custodian has verified that the request is valid and who the recipient is through Know Your Customer/Anti-Money Laundering protocols, the custodian then “signs” a transaction authorizing the transfer. In addition, some cryptocurrency networks require additional information to be provided in connection with any transfer of cryptocurrency such as Bitcoin.

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A number of errors or other adverse events can occur in the process of depositing, storing or withdrawing Bitcoin into or from our custodial account, such as typos, mistakes or the failure to include the information required by the blockchain network. For instance, a user may incorrectly enter our wallet’s public key or the desired recipient’s public key when depositing and withdrawing Bitcoin. Additionally, our reliance on third parties such as NYDIG and the maintenance of keys to access and utilize our digital wallet will expose us to enhanced cybersecurity risks from unauthorized third parties employing illicit operations such as hacking, phishing and social engineering, notwithstanding the security systems and safeguards employed by us and others. Cyberattacks upon systems across a variety of industries, including the cryptocurrency industry, are increasing in frequency, persistence and sophistication and, in many cases, are being conducted by sophisticated, well-funded, and organized groups and individuals. For example, attacks may be designed to deceive employees and service providers into releasing control of the systems on which we depend to a hacker, while others may aim to introduce computer viruses or malware into such systems with a view to stealing confidential or proprietary data. These attacks may occur on our digital wallet or the systems of our third-party service providers or partners, which could result in asset losses and other adverse consequences. Alternatively, we may inadvertently transfer Bitcoin to a wallet address that we do not own, control or hold the private keys to. In addition, a Bitcoin wallet address can only be used to send and receive Bitcoin, and if the Bitcoin is inadvertently sent to an Ethereum or other cryptocurrency wallet address, or if any of the foregoing errors occur, all of the Bitcoin will be permanently and irretrievably lost with no means of recovery. Such incidents could result in asset loss or disputes, any of which could materially and adversely affect our business.

If a malicious actor or botnet obtains control of more than 50% of the processing power on a cryptocurrency network, such actor or botnet could manipulate blockchains to adversely affect us, which would adversely affect an investment in our company and our ability to operate.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the processing power dedicated to mining a cryptocurrency, it may be able to alter blockchains on which transactions of cryptocurrency reside and rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions, though it could not generate new units or transactions using such control. The malicious actor could “double-spend” its own cryptocurrency (i.e., spend the same Bitcoin in more than one transaction) and prevent the confirmation of other users’ transactions for as long as it maintained control. To the extent that such malicious actor or botnet does not yield its control of the processing power on the network or the cryptocurrency community does not reject the fraudulent blocks as malicious, reversing any changes made to blockchains may not be possible. The foregoing description is not the only means by which the entirety of blockchains or cryptocurrencies may be compromised but is only an example.

Although we are unaware of any reports of malicious activity or control of blockchains achieved through controlling over 50% of the processing power on the network, it is believed that certain mining pools may have exceeded the 50% threshold in Bitcoin. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of Bitcoin transactions. To the extent that the Bitcoin community, and the administrators of mining pools, do not act to ensure greater decentralization of Bitcoin mining processing power, the feasibility of a botnet or malicious actor obtaining control of the blockchain’s processing power will increase, because such botnet or malicious actor could more readily infiltrate and seize control over the blockchain by compromising a single mining pool, if the mining pool compromises more than 50% of the mining power on the blockchain, than it could if the mining pool had a smaller share of the blockchain’s total hashing power. Conversely, if the blockchain remains decentralized it is inherently more difficult for the botnet or malicious actor to aggregate enough processing power to gain control of the blockchain. If this were to occur, the public may lose confidence in the Bitcoin blockchain, and blockchain technology more generally. This would likely have a material and adverse effect on the price of Bitcoin, which could have a material adverse effect on our business, financial results and operations, and harm investors.

Risks Related to Our Bitcoin Operations – Legal and Regulatory

A particular digital asset’s status as a “security” in any relevant jurisdiction is subject to a high degree of uncertainty and if a regulator disagrees with our characterization of a digital asset, we may be subject to regulatory scrutiny, investigations, fines and penalties, which may adversely affect our business, operating results and financial condition. A determination that Bitcoin is a “security” may adversely affect the value of Bitcoin and our business.

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The SEC and its staff have taken the position that certain digital assets fall within the definition of a “security” under U.S. federal securities laws. The legal test for determining whether any given digital asset is a security is a highly complex, fact-driven analysis that may evolve over time, and the outcome is difficult to predict. Our determination that the digital assets we hold are not securities is a risk-based assessment and not a legal standard or one binding on regulators. The SEC generally does not provide advance guidance or confirmation on the status of any particular digital asset as a security. Furthermore, the SEC’s views in this area have evolved over time and it is difficult to predict the direction or timing of any continuing evolution. It is also possible that a change in the governing administration or the appointment of new SEC commissioners could substantially impact the views of the SEC and its staff. Public statements made by senior officials at the SEC indicate that the SEC does not intend to take the position that Bitcoin is a security (as currently offered and sold; in this context, it should be noted that we have no intention of conducting any initial coin offerings). However, such statements are not official policy statements by the SEC and reflect only the speakers’ views, which are not binding on the SEC or any other agency or court and cannot be generalized to any other digital asset. As of the date of this Annual Report, with the exception of certain centrally issued digital assets that have received “no-action” letters from the SEC staff, Bitcoin and Ethereum’s ether are the only digital assets which senior officials at the SEC have publicly stated are unlikely to be considered securities. As a Bitcoin mining company, we do not believe we are an issuer of any “securities” as defined under the federal securities laws. Our internal process for determining whether the digital assets we hold or plan to hold is based upon the public statements of the SEC and existing case law. Similarly, though the SEC’s Strategic Hub for Innovation and Financial Technology published a framework for analyzing whether any given digital asset is a security in April 2019, this framework is also not a rule, regulation or statement of the SEC and is not binding on the SEC.

The classification of a digital asset as a security under applicable law has wide-ranging implications for the regulatory obligations that flow from the offer, sale, trading, and clearing of such assets. For example, a digital asset that is a security may generally only be offered or sold pursuant to a registration statement filed with the SEC or in an offering that qualifies for an exemption from registration. Persons that effect transactions in digital assets that are securities may be subject to registration with the SEC as a “broker” or “dealer.” Platforms that bring together purchasers and sellers to trade digital assets that are securities are generally subject to registration as national securities exchanges, or must qualify for an exemption, such as by being operated by a registered broker-dealer as an alternative trading system (“ATS”), in compliance with rules for ATS’s. Persons facilitating clearing and settlement of securities may be subject to registration with the SEC as a clearing agency.

We analyze whether the digital assets that we mine, hold and sell for our own account could be deemed to be a “security” under applicable laws. Our procedures do not constitute a legal standard, but rather represent our management’s assessment regarding the likelihood that a particular digital asset could be deemed a “security” under applicable laws. Regardless of our conclusions, we could be subject to legal or regulatory action in the event the SEC, a foreign regulatory authority, or a court were to determine that a digital asset currently held by us is a “security” under applicable laws. If the digital assets mined and held by us are deemed securities, it could limit distributions, transfers, or other actions involving such digital assets, including mining.

There can be no assurances that we will properly characterize any given digital asset as a security or non-security for purposes of determining which digital assets to mine, hold and trade, or that the SEC, or a court, if the question was presented to it, would agree with our assessment. We could be subject to judicial or administrative sanctions for failing to offer or sell digital assets in compliance with the registration requirements, or for acting as a broker or dealer without appropriate registration. Such an action could result in injunctions, cease and desist orders, as well as civil monetary penalties, fines, and disgorgement, criminal liability, and reputational harm. For instance, all transactions in such supported digital asset would have to be registered with the SEC, or conducted in accordance with an exemption from registration, which could severely limit its liquidity, usability and transactability. Further, it could draw negative publicity and a decline in the general acceptance of the digital asset. Also, it may make it difficult for such digital asset to be traded, cleared, and custodied as compared to other digital assets that are not considered to be securities.

Current interpretations require the regulation of Bitcoin under the Commodity Exchange Act by the Commodity Futures Trading Commission, and we may be required to register and comply with such regulations. Any disruption of our operations in response to the changed regulatory circumstances may be at a time that is disadvantageous to our investors.

Current and future legislation, regulation by the Commodity Futures Trading Commission (the “CFTC”) and other regulatory developments, including interpretations released by a regulatory authority, may impact the manner in which Bitcoin and other cryptocurrencies are treated for classification and clearing purposes. In particular, derivatives on these assets are not excluded from the definition of “commodity future” by the CFTC. We cannot be certain as to how future regulatory developments will impact the treatment of Bitcoin and other cryptocurrencies under the law.

Bitcoin has been deemed to fall within the definition of a commodity and, we may be required to register and comply with additional regulation under the Commodity Exchange Act, including additional periodic report and disclosure standards and requirements. Moreover, we may be required to register as a commodity pool operator and to register as a commodity pool with the CFTC through the National Futures Association. Such additional registrations may result in extraordinary, non-recurring expenses, thereby materially and adversely impacting an investment in us. If we determine not to comply with such additional regulatory and registration requirements, we may seek to cease certain of our operations. Any such action may adversely affect an investment in us.

Additionally, governments may develop and deploy their own blockchain-based digital assets, which may have a material adverse impact on Bitcoin’s price and utility.

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Governmental action against digital assets and Bitcoin mining may have a materially adverse effect on the industry, and could affect us if widely adopted.

We and the cryptocurrencies on which our operations will depend are and could become subject to bans and other regulations aimed at preventing what are perceived as some of the negative attributes of Bitcoin and Bitcoin mining. For example, on September 24, 2021, China declared all transactions in and mining of cryptocurrencies, including Bitcoin, illegal. While the ultimate long-term effect of this ban remains uncertain, it could significantly hinder our prospects by limiting a large market for cryptocurrencies within a growing economy. In the hours following China’s announcement of the ban, the price of Bitcoin, which is tied to some extent to public perception of its future value as a form of currency, dropped by nearly $4,000. The ban followed piecemeal regulatory action within China against cryptocurrencies, which was due in part to concerns about the potential for manipulative practices and excessive energy consumption. This could demonstrate the beginning of a regional or global regulatory trend in response to these or other concerns surrounding cryptocurrencies, and similar action in a jurisdiction in which we operate or in general could have devastating effects to our operations. If further regulation follows, it is possible that our industry may not be able to adjust to a sudden and dramatic overhaul to our ability to deploy energy towards the operation of mining equipment.

Because we are unable to influence or predict future regulatory actions taken by governments, we may face difficulty monitoring and responding to rapid regulatory developments affecting Bitcoin mining, which may have a materially adverse effect on our industry and, therefore, our business and results of operations. If further regulatory action is taken by governments in the U.S., our business may be materially harmed, and you could lose some or all of your investment.

The markets for Bitcoin and other cryptocurrencies and the existing markets may be under-regulated and, as a result, the market price of Bitcoin may be subject to significant volatility or manipulation, which could decrease consumer confidence in cryptocurrencies and have a materially adverse effect on our business and results of operations.

Cryptocurrencies that are represented and trade on a ledger-based platform and those who hold them may not enjoy the same benefits as traditional securities available on trading markets and their investors. Stock exchanges have listing requirements and vet issuers, requiring them to be subjected to rigorous listing standards and rules, and monitor investors transacting on such platform for fraud and other improprieties. These conditions may not necessarily be replicated on a distributed ledger platform, depending on the platform’s controls and other policies. The more lax a distributed ledger platform is about vetting issuers of cryptocurrency assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of the ledger due to a control event. We believe that Bitcoin is not a security under federal and state law.

Bitcoin and other cryptocurrency market prices have historically been volatile, are impacted by a variety of factors, and are determined primarily using data from various exchanges, over-the-counter markets and derivative platforms. Furthermore, such prices may be subject to factors such as those that impact commodities, more so than business activities, which could be subjected to additional influence from fraudulent or illegitimate actors, real or perceived scarcity, and political, economic, regulatory or other conditions. Pricing may be the result of, and may continue to result in, speculation regarding future appreciation in the value of cryptocurrencies, or our share price, making their market prices more volatile or creating “bubble” type risks for both Bitcoin and shares of our common stock.

These factors may inhibit consumer trust in and market acceptance of cryptocurrencies as a means of exchange which could have a material adverse effect on our business, prospects, or operations and potentially the value of any Bitcoin or other cryptocurrencies we mine or otherwise acquire.

We are subject to risks associated with our need for significant electrical power. Government regulators may potentially restrict the ability of electricity suppliers to provide electricity to mining operations, such as ours.

The operation of a Bitcoin or other Bitcoin mine can require massive amounts of electrical power. We presently have access to 28 megawatt capacity at our Facility, but require an additional 37 megawatt capacity to operate the miners that we expect to receive from Bitmain during 2022. Our mining operations can only be successful and ultimately profitable if the costs, including electrical power costs, associated with mining a Bitcoin are lower than the price of a Bitcoin. As a result, any mine we establish can only be successful if we can obtain sufficient electrical power for that mine on a cost-effective basis, and our establishment of new mines requires us to find locations where that is the case. There may be significant competition for suitable mine locations, and government regulators may potentially restrict the ability of electricity suppliers to provide electricity to mining operations in times of electricity shortage or may otherwise potentially restrict or prohibit the provision or electricity to mining operations. Any shortage of electricity supply or increase in electricity cost in a jurisdiction may negatively impact the viability and the expected economic return for Bitcoin mining activities in that jurisdiction.

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Our interactions with a blockchain may expose us to SDN or blocked persons or cause us to violate provisions of law that did not contemplate distributed ledger technology.

The Office of Financial Assets Control of the U.S. Department of Treasury (“OFAC”) requires us to comply with its sanction program and not conduct business with persons named on its specially designated nationals (“SDN”) list. However, because of the pseudonymous nature of blockchain transactions, we may inadvertently and without our knowledge engage in transactions with persons named on OFAC’s SDN list. Our internal policies prohibit any transactions with such SDN individuals, but we may not be adequately capable of determining the ultimate identity of the individual with whom we transact with respect to selling digital assets. In addition, in the future OFAC or another regulator may require us to screen transactions for OFAC addresses or other bad actors before including such transactions in a block, which may increase our compliance costs, decrease our anticipated transaction fees and lead to decreased traffic on our network. Any of these factors, consequently, could have a material adverse effect on our business, prospects, financial condition, and operating results.

Moreover, federal law prohibits any U.S. person from knowingly or unknowingly possessing any visual depiction commonly known as child pornography. Recent media reports have suggested that persons have imbedded such depictions on one or more blockchains. Because our business requires us to download and retain one or more blockchains to effectuate our ongoing business, it is possible that such digital ledgers contain prohibited depictions without our knowledge or consent. To the extent government enforcement authorities literally enforce these and other laws and regulations that are impacted by decentralized distributed ledger technology, we may be subject to investigation, administrative or court proceedings, and civil or criminal monetary fines and penalties, all of which could harm our reputation and could have a material adverse effect on our business, prospects, financial condition, and operating results.

Risks Related to Our Bitcoin Operations – Technological

Cryptocurrencies face significant scaling obstacles that can lead to high fees or slow transaction settlement times and attempts to increase the volume of transactions may not be effective, which could adversely affect an investment in our securities.

Cryptocurrencies face significant scaling obstacles that can lead to high fees or slow transaction settlement times and attempts to increase the volume of transactions may not be effective. Scaling cryptocurrencies is essential to the widespread acceptance of cryptocurrencies as a means of payment, which widespread acceptance is necessary to the continued growth and development of our business. Many Bitcoin networks face significant scaling challenges. For example, cryptocurrencies are limited with respect to how many transactions can occur per second. Participants in the Bitcoin ecosystem debate potential approaches to increasing the average number of transactions per second that the network can handle and have implemented mechanisms or are researching ways to increase scale, such as increasing the allowable sizes of blocks, and therefore the number of transactions per block, and sharding (a horizontal partition of data in a database or search engine), which would not require every single transaction to be included in every single miner’s or validator’s block. However, there is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of Bitcoin transactions will be effective, or how long they will take to become effective, which could adversely affect an investment in our securities.

There is a possibility of Bitcoin mining algorithms transitioning to proof of stake validation and other mining related risks, which could make us less competitive and ultimately adversely affect our business and the value of our shares.

The protocol pursuant to which transactions are confirmed automatically on the Bitcoin blockchain through mining is known as proof of work. Proof of stake is an alternative method in validating digital asset transactions. Should the Bitcoin algorithm shift from a proof of work validation method to a proof of stake method, mining would require less energy and may render any company that maintains advantages in the current climate (for example, from lower priced electricity, processing, real estate, or hosting) less competitive. We, as a result of our efforts to optimize and improve the efficiency of our Bitcoin mining operations, may be exposed to the risk in the future of losing the benefit of our capital investments and the competitive advantage we hope to gain from this as a result, and may be negatively impacted if a switch to proof of stake validation were to occur. This may additionally have an impact on other various investments of ours. Such events could have a material adverse effect on our ability to continue as a going concern or to pursue our business strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin or other digital assets we mine or otherwise acquire or hold for our own account.

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Bitcoin is subject to halving, meaning that the Bitcoin rewarded for solving a block will be reduced in the future and its value may not commensurately adjust to compensate us for such reductions, and the overall supply of Bitcoin is finite.

Bitcoin is subject to “halving,” which is the process by which the Bitcoin reward for solving a block is reduced by 50% for every 210,000 blocks that are solved. This means that the amount of Bitcoin we (or any other mining company) are rewarded for solving a block in the blockchain is permanently cut in half. For example, the latest halving having occurred in May 2020, with a revised payout of 6.25 Bitcoin per block solved, down from the previous reward rate of 12.5 Bitcoin per block solved. There can be no assurance that the price of Bitcoin will sufficiently increase to justify the increasingly high costs of mining for Bitcoin given the halving feature. If a corresponding and proportionate increase in the trading price of these cryptocurrencies does not follow these anticipated halving events, the revenue we earn from our mining operations would see a corresponding decrease, which would have a material adverse effect on our business and operations. To illustrate, even if the price of Bitcoin remains at its current price, all other factors being equal (including the same number of miners and a stable hash rate), our revenue would decrease substantially upon the next halving.

Further, due to the halving process, unless the underlying code of the Bitcoin blockchain is altered (which may be unlikely given its decentralized nature), the supply of Bitcoin is finite. Once 21 million Bitcoin have been generated by virtue of solving blocks in the blockchain, the network will stop producing more which is anticipated to occur in approximately 2140. Currently, there are approximately 19 million Bitcoin in circulation representing about 90% of the total supply of Bitcoin under the current source code. For the foregoing reasons, the halving feature exposes us to inherent uncertainty and reliance upon the historically volatile price of Bitcoin, rendering an investment in us particularly speculative, especially in the long-term. If the price of Bitcoin does not significantly increase in value, your investment in our common stock could decline significantly.

Bitcoin has forked multiple times and additional forks may occur in the future which may affect the value of Bitcoin that we hold or mine.

To the extent that a significant majority of users and mining companies on a cryptocurrency network install software that changes the cryptocurrency network or properties of a cryptocurrency, including the irreversibility of transactions and limitations on the mining of new cryptocurrency, the cryptocurrency network would be subject to new protocols and software. However, if less than a significant majority of users and mining companies on the cryptocurrency network consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” of the network, with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the cryptocurrency running in parallel yet lacking interchangeability and necessitating exchange-type transaction to convert currencies between the two forks. Additionally, it may be unclear following a fork which fork represents the original cryptocurrency and which is the new cryptocurrency. Different metrics adopted by industry participants to determine which is the original asset include: referring to the wishes of the core developers of a cryptocurrency, blockchains with the greatest amount of hashing power contributed by miners or validators; or blockchains with the longest chain. A fork in the network of a particular cryptocurrency could adversely affect an investment in our securities or our ability to operate.

Since August 1, 2017, Bitcoin’s blockchain was forked multiple times creating alternative versions of the cryptocurrency such as Bitcoin Cash, Bitcoin Gold and Bitcoin SV. The forks resulted in a new blockchain being created with a shared history, and a new path forward. The value of the newly created versions including Bitcoin Cash, Bitcoin Gold and Bitcoin SV may or may not have value in the long run and may affect the price of Bitcoin if interest is shifted away from Bitcoin to the newly created cryptocurrencies. The value of Bitcoin after the creation of a fork is subject to many factors including the value of the fork product, market reaction to the creation of the fork product, and the occurrence of forks in the future. As such, the value of Bitcoin could be materially reduced if existing and future forks have a negative effect on Bitcoin’s value.

Incorrect or fraudulent cryptocurrency transactions may be irreversible and it is possible that, through computer or human error, or through theft or criminal action, our cryptocurrency rewards could be transferred in incorrect amounts or to unauthorized third parties.

Cryptocurrency transactions are irrevocable and stolen or incorrectly transferred cryptocurrencies may be irretrievable. As a result, any incorrectly executed or fraudulent cryptocurrency transactions, such as a result of a cybersecurity breach against our Bitcoin holdings, could adversely affect our investments and assets. This is because cryptocurrency transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the cryptocurrencies from the transaction. Once a transaction has been verified and recorded in a block that is added to a blockchain, an incorrect transfer of a cryptocurrency or a theft thereof generally will not be reversible and we may not have sufficient recourse to recover our losses from any such transfer or theft. Further, it is possible that, through computer or human error, or through theft or criminal action, our cryptocurrency rewards could be transferred in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts. If an errant or fraudulent transaction in our Bitcoin were to occur, we would have very limited means of seeking to reverse the transaction or seek recourse. To the extent that we are unable to recover our losses from such action, error or theft, such events could have a material adverse effect on our business.

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Because many of our digital assets may in the future be held by digital asset exchanges, we could face heightened risks from cybersecurity attacks and financial stability of digital asset exchanges.

We may transfer our digital assets from our wallet to digital asset exchanges prior to selling them. Digital assets not held in our wallet are subject to the risks encountered by digital asset exchanges including a DDoS Attack or other malicious hacking, a sale of the digital asset exchange, loss of the digital assets by the digital asset exchange and other risks similar to those described herein. We do not expect to maintain a custodian agreement with any of the digital asset exchanges that may in the future hold our digital assets. These digital asset exchanges do not provide insurance and may lack the resources to protect against hacking and theft. If this were to occur, we may be materially and adversely affected.

Our use of third-party mining pools exposes us to additional risks.

We receive Bitcoin rewards from our mining activity through third-party mining pool operators. Mining pools allow miners to combine their processing power, increasing their chances of solving a block and getting paid by the network. The rewards are distributed by the pool operator, proportionally to our contribution to the pool’s overall mining power, used to solve a block on the Bitcoin blockchain. Should the pool operator’s system suffer downtime due to a cyber-attack, software malfunction or other issue, it will negatively impact our ability to mine and receive revenue. Furthermore, we are dependent on the accuracy of the mining pool operator’s record keeping to accurately record the total processing power provided to the pool for a given Bitcoin mining application in order to assess the proportion of that total processing power we provided. While we have internal methods of tracking both the hash rate we provide and the total used by the pool, the mining pool operator uses its own record-keeping to determine our proportion of a given reward, which may not match our own. If we are unable to consistently obtain accurate proportionate rewards from our mining pool operators, we may experience reduced reward for our efforts, which would have an adverse effect on our business and operations.

Risks Relates to Our Status as a Holding Company

Our inability to successfully integrate new acquisitions could adversely affect our combined business; our operations are widely disbursed.

Our growth strategy through acquisitions is fraught with risk. On June 2, 2017, we acquired a majority interest in Microphase, on May 23, 2018 we acquired Enertec, on November 30, 2020 we acquired Relec, on January 29, 2021 we acquired the Facility in Michigan, on December 16, 2021, we acquired a majority interest in IMHC, on December 22, 2021 we acquired the four Properties in and around Madison and on December 30, 2021, we acquired certain real property located in St. Petersburg, Florida. Our strategy and business plan are dependent on our ability to successfully integrate Microphase’s, Enertec’s and our other acquisition’s operations, particularly those of Relec and Gresham Power. In addition, while we are based in Las Vegas, NV, our finance department is in Newport Beach, CA, Microphase’s operations are located in Shelton, Connecticut, Enertec’s operations are located in Karmiel, Israel, Gresham Power’s operations are located in Salisbury, England, Madison is located in or near Wisconsin and the St. Petersburg property is located in Florida. These distant locations and others that we may become involved with in the future will stretch our resources and management time. Further, failure to quickly and adequately integrate all of these operations and personnel could adversely affect our combined business and our ability to achieve our objectives and strategy. No assurance can be given that we will realize synergies in the areas we currently operate.

If we make any additional acquisitions, they may disrupt or have a negative impact on our business.

We have plans to eventually make additional acquisitions beyond Microphase, Enertec, Relec, the Facility, IMHC, the Madison Properties and the St. Petersburg property. Whenever we make acquisitions, we could have difficulty integrating the acquired companies’ personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions are accompanied by a number of inherent risks, including, without limitation, the following:

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●	If senior management and/or management of future acquired companies terminate their employment prior to our completion of integration;
●	difficulty of integrating acquired products, services or operations;
●	integration of new employees and management into our culture while maintaining focus on operating efficiently and providing consistent, high-quality goods and services;
●	potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;
●	unanticipated issues with transferring customer relationships;
●	complexity associated with managing our combined company;
●	difficulty of incorporating acquired rights or products into our existing business;
●	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities;
●	difficulties in maintaining uniform standards, controls, procedures and policies;
●	potential impairment of relationships with employees and customers as a result of any integration of new management personnel;
●	potential inability or failure to achieve additional sales and enhance our customer base through cross-marketing of the products to new and existing customers;
●	effect of any government regulations which relate to the business acquired; and
●	potential unknown liabilities associated with acquired businesses or product lines, or the need to spend significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with these acquisitions, many of which cannot be presently identified, these risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

We may not be able to successfully identify suitable acquisition targets and complete acquisitions to meet our growth strategy, and even if we are able to do so, we may not realize the full anticipated benefits of such acquisitions, and our business, financial conditions and results of operations may suffer.

Increasing revenues through acquisitions is one of the key components of our growth strategy. Identifying suitable acquisition candidates can be difficult, time-consuming and costly, and we may not be able to identify suitable candidates or complete acquisitions in a timely manner, on a cost-effective basis or at all.

We will have to pay cash, incur debt, or issue equity as consideration in any future acquisitions, each of which could adversely affect our financial condition or the market price of our common stock. The sale of equity or issuance of equity-linked debt to finance any future acquisitions could result in dilution to our stockholders. The incurrence of indebtedness would result in increased fixed obligations and could limit our flexibility in managing our business due to covenants or other restrictions contained in debt instruments.

Further, we may not be able to realize the anticipated benefits of completed acquisitions. Some acquisition targets may not have a developed business or are experiencing inefficiencies and incur losses. Additionally, small defense contractors which we consider suitable acquisition targets may be uniquely dependent on their prior owners and the loss of such owners’ services following the completion of acquisitions may adversely affect their business. Therefore, we may lose our investment in the event that the acquired businesses do not develop as planned, we cannot retain key employees or that we are unable to achieve the anticipated cost efficiencies or reduction of losses.

Additionally, our acquisitions have previously required, and any similar future transactions may also require, significant management efforts and expenditures. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, divert the attention of our management and key employees and increase our expenses.

We face risks with respect to the evaluation and management of future platform or add-on acquisitions.

A component of our strategy is to continue to acquire additional add-on businesses for our existing businesses. Generally, because such acquisition targets are held privately, we may experience difficulty in evaluating potential target businesses as the information concerning these businesses is not publicly available. In addition, we and our subsidiary companies may have difficulty effectively managing or integrating acquisitions. We may experience greater than expected costs or difficulties relating to such acquisition, in which case we might not achieve the anticipated returns from any particular acquisition, which may have a material adverse effect on our financial condition, business and results of operations.

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We may not be able to successfully fund future acquisitions of new businesses due to the lack of availability of debt or equity financing at the parent company level on acceptable terms, which could impede the implementation of our acquisition strategy and materially adversely impact our financial condition, business and results of operations.

In order to make future acquisitions, we intend to raise capital primarily through debt financing, additional equity offerings, the sale of stock or assets of our businesses, or by undertaking a combination of any of the above. Since the timing and size of acquisitions cannot be readily predicted, we may need to be able to obtain funding on short notice to benefit fully from attractive acquisition opportunities. Such funding may not be available on acceptable terms, if at all. In addition, the level of our indebtedness that we may incur may impact our ability to borrow. Another source of capital for us may be the sale of additional shares, subject to market conditions and investor demand for the shares at prices that we consider to be in the interests of our stockholders. These risks may materially adversely affect our ability to pursue our acquisition strategy successfully and materially adversely affect our financial condition, business and results of operations.

To service any future indebtedness and other obligations, we will require a significant amount of cash.

Our ability to generate cash depends on many factors beyond our control, and any failure to meet our debt service obligations, of which we currently have very few but may in the future incur, including our obligations under our indebtedness or future outstanding shares of preferred stock, could harm our business, financial condition and results of operations. Our ability to make payments on and to refinance any indebtedness and outstanding preferred stock and to fund working capital needs and planned capital expenditures will depend on our ability to generate cash in the future. This, to a certain extent, is subject to general economic, financial, competitive, business, legislative, regulatory and other factors that are beyond our control.

If our business does not generate sufficient cash flow from operations or if future borrowings are not available to us in an amount sufficient to enable us and our subsidiaries to pay our indebtedness or make dividend payments with respect to our any shares of preferred stock that we may issue, or to fund our other liquidity needs, we may need to refinance all or a portion of our indebtedness or redeem the preferred stock, on or before the maturity thereof, sell assets, reduce or delay capital investments or seek to raise additional capital, any of which could have a material adverse effect on us.

In addition, we may not be able to effect any of these actions, if necessary, on commercially reasonable terms or at all. Our ability to restructure or refinance our indebtedness or redeem the preferred stock will depend on the condition of the capital markets and our financial condition at such time. Any refinancing of our debt or financings related to the redemption of any shares of preferred stock that we may issue could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. The terms of future debt instruments or preferred stock may limit or prevent us from taking any of these actions. In addition, any failure to make scheduled payments of interest and principal on any future outstanding indebtedness or dividend payments on any shares of preferred stock that we may issue could harm our ability to incur additional indebtedness or otherwise raise capital on commercially reasonable terms or at all. Our inability to generate sufficient cash flow to satisfy any future debt service and other obligations, or to refinance or restructure our obligations on commercially reasonable terms or at all, would have an adverse effect, which could be material, on our business, financial condition and results of operations.

Because we face significant competition for acquisition and business opportunities, including from numerous companies with a business plan similar to ours, it may be difficult for us to fully execute our business strategy. Additionally, our subsidiaries also operate in highly competitive industries, limiting their ability to gain or maintain their positions in their respective industries.

We expect to encounter intense competition for acquisition and business opportunities from both strategic investors and other entities having a business objective similar to ours, such as private investors (which may be individuals or investment partnerships), blank check companies including special purpose acquisition companies, and other entities, domestic and international, competing for the type of businesses that we may acquire. Many of these competitors possess greater technical, human and other resources, or more local industry knowledge, or greater access to capital, than we do, and our financial resources may be relatively limited when contrasted with those of many of these competitors. These factors may place us at a competitive disadvantage in successfully completing future acquisitions and investments.

In addition, while we believe that there are numerous target businesses that we could potentially acquire or invest in, our ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by our available financial resources. We may need to obtain additional financing in order to consummate future acquisitions and investment opportunities and cannot assure you that any additional financing will be available to us on acceptable terms, or at all, or that the terms of our existing financing arrangements will not limit our ability to do so. This inherent competitive limitation gives others an advantage in pursuing acquisition and investment opportunities.

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Furthermore, our subsidiaries also face competition from both traditional and new market entrants that may adversely affect them as well, as discussed elsewhere in these risk factors.

We may be required to expend substantial sums in order to bring the companies we have acquired or may acquire in the future, into compliance with the various reporting requirements applicable to public companies and/or to prepare required financial statements, and such efforts may harm our operating results or be unsuccessful altogether.

The Sarbanes-Oxley Act requires our management to assess the effectiveness of the internal control over financial reporting for the companies we acquire and our external auditor to audit these companies. In order to comply with the Sarbanes-Oxley Act, we will need to implement or enhance internal control over financial reporting at acquired companies and evaluate the internal controls. We do not conduct a formal evaluation of companies’ internal control over financial reporting prior to an acquisition. We may be required to hire additional staff and incur substantial costs to implement the necessary new internal controls at the companies we acquire. Any failure to implement required internal controls, or difficulties encountered in their implementation, could harm our operating results or increase the risk of material weaknesses in internal controls, which could, if not remediated, adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner.

Future acquisitions or business opportunities could involve unknown risks that could harm our business and adversely affect our financial condition and results of operations.

We are a diversified holding company that owns interests in a number of different businesses across several industries. We have in the past, and intend in the future, to acquire businesses or make investments, directly or indirectly through our subsidiaries, that involve unknown risks, some of which will be particular to the industry in which the investment or acquisition targets operate, including risks in industries with which we are not familiar or experienced. There can be no assurance our due diligence investigations will identify every matter that could have a material adverse effect on us or the entities that we may acquire. We may be unable to adequately address the financial, legal and operational risks raised by such investments or acquisitions, especially if we are unfamiliar with the relevant industry, which can lead to significant losses on material investments. The realization of any unknown risks could expose us to unanticipated costs and liabilities and prevent or limit us from realizing the projected benefits of the investments or acquisitions, which could adversely affect our financial condition and liquidity. In addition, our financial condition, results of operations and the ability to service our debt may be adversely impacted depending on the specific risks applicable to any business we invest in or acquire and our ability to address those risks.

We face certain risks associated with the acquisition or disposition of businesses and lack of control over certain of our investments.

In pursuing our corporate strategy, we may acquire, dispose of or exit businesses or reorganize existing investments. The success of this strategy is dependent upon our ability to identify appropriate opportunities, negotiate transactions on favorable terms and ultimately complete such transactions.

In the course of our acquisitions, we may not acquire 100% ownership of certain of our operating subsidiaries or we may face delays in completing certain acquisitions, including in acquiring full ownership of certain of our operating companies. Once we complete acquisitions or reorganizations there can be no assurance that we will realize the anticipated benefits of any transaction, including revenue growth, operational efficiencies or expected synergies. If we fail to recognize some or all of the strategic benefits and synergies expected from a transaction, goodwill and intangible assets may be impaired in future periods. The negotiations associated with the acquisition and disposition of businesses could also disrupt our ongoing business, distract management and employees or increase our expenses.

In addition, we may not be able to integrate acquisitions successfully and we could incur or assume unknown or unanticipated liabilities or contingencies, which may impact our results of operations. If we dispose of or otherwise exit certain businesses, there can be no assurance that we will not incur certain disposition related charges, or that we will be able to reduce overhead related to the divested assets.

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In the ordinary course of our business, we evaluate the potential disposition of assets and businesses that may no longer help us meet our objectives or that no longer fit with our broader strategy, such as the planned merger between TOGI and IMHC. When we decide to sell assets or a business, we may encounter difficulty in finding buyers or alternative exit strategies on acceptable terms in a timely manner, which could delay the accomplishment of our strategic objectives, or we may dispose of a business at a price or on terms which are less than we had anticipated. In addition, there is a risk that we sell a business whose subsequent performance exceeds our expectations, in which case our decision would have potentially sacrificed enterprise value.

Our development stage companies may never produce revenues or income.

We have made investments in and own stakes, either majority or minority, in a certain development stage companies. Each of these companies is at an early stage of development and is subject to all business risks associated with a new enterprise, including constraints on their financial and personnel resources, lack of established credit, the need to establish meaningful and beneficial vendor and customer relationships and uncertainties regarding product development and future revenues. We anticipate that many of these companies will continue to incur substantial additional operating losses for at least the next several years and expect their losses to increase as research and development efforts expand. There can be no assurance as to when or whether any of these companies will be able to develop significant sources of revenue or that any of their respective operations will become profitable, even if any of them is able to commercialize any products. As a result, we may not realize any returns on our investments in these companies for a significant period of time, if at all, which could adversely affect our business, results of operations, financial condition or liquidity.

Divestitures and contingent liabilities from divested businesses could adversely affect our business and financial results.

We continually evaluate the performance and strategic fit of all of our businesses and may sell businesses or product lines. Divestitures involve risks, including difficulties in the separation of operations, services, products and personnel, the diversion of management's attention from other business concerns, the disruption of our business, the potential loss of key employees and the retention of uncertain contingent liabilities, including environmental liabilities, related to the divested business. When we decide to sell assets or a business, we may encounter difficulty in finding buyers or alternative exit strategies on acceptable terms in a timely manner, which could delay the achievement of our strategic objectives. We may also dispose of a business at a price or on terms that are less desirable than we had anticipated, which could result in significant asset impairment charges, including those related to goodwill and other intangible assets, that could have a material adverse effect on our financial condition and results of operations. In addition, we may experience greater dis-synergies than expected, the impact of the divestiture on our revenue growth may be larger than projected, and some divestitures may be dilutive to earnings. There can be no assurance whether the strategic benefits and expected financial impact of the divestiture will be achieved. We cannot assure you that we will be successful in managing these or any other significant risks that we encounter in divesting a business or product line, and any divestiture we undertake could materially and adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to Related Party Transactions

There may be conflicts of interest between our company and certain of our related parties and their respective directors and officers which might not be resolved in our favor. More importantly, there may be conflicts between certain of our related parties and their respective directors and officers which might not be resolved in our favor. These risks are set forth below appurtenant to the relevant related party.

Ault & Company

Our relationship with Ault & Company may enhance the difficulty inherent in obtaining financing for us as well as expose us to certain conflicts of interest.

At April 11, 2022, Ault & Company, of which Milton C. Ault is the chief executive officer, beneficially owned 9,766,882 shares of our common stock, consisting of (i) 1,658,916 shares of common stock owned, (ii) warrants to purchase 94 shares of common stock that are currently exercisable, (iii) 1,000,000 shares of common stock purchasable by Ault & Company pursuant to a securities purchase agreement entered into on June 11, 2021 between Ault & Company and BitNile, (iv) 7,100,000 shares owned by Ault Alpha, of which Ault & Company is the sole member of Ault Alpha GP LLC, the general partner of Ault Alpha, and (v) 7,872 shares owned by Philou Ventures, LLC (“Philou”), of which Ault & Company is the Manager, consisting of: (A) 125,000 shares of Series B Preferred Stock that are convertible into 2,232 shares of common stock, (B) warrants to purchase 2,232 shares of common stock that are currently exercisable and (C) 3,408 shares of common stock. As April 11, 2022, Ault & Company beneficially owns 3.6% of our common stock.

Given the close relationship between Ault & Company on the one hand, and our company on the other, it is not inconceivable that we could enter into additional securities purchase agreements with Ault & Company.

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Although we have relied on Philou, which no longer beneficially owns a meaningful number of our shares of common stock, to finance us in the past, we cannot assure you that either Philou or Ault & Company will assist us in the future. We would far prefer to rely on these entities’ assistance compared to other sources of financing as the terms they provide us are in general more favorable to us than we could obtain elsewhere. However, Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Ault & Company and our company. If they determine that an investment in our company is not in Ault & Company’s best interest, we could be forced to seek financing from other sources that would not necessarily be likely to provide us with equally favorable terms.

Other conflicts of interest between us, on the one hand, and Ault & Company, on the other hand, may arise relating to commercial or strategic opportunities or initiatives. Mr. Ault, as the controlling stockholder of Ault & Company, may not resolve such conflicts in our favor. For example, we cannot assure you that Ault & Company would not pursue opportunities to provide financing to other entities whether or not it currently has a relationship with such other entities. Furthermore, our ability to explore alternative sources of financing other than Ault & Company may be constrained due to Mr. Ault’s vision for us and he may not wish for us to receive any financing at all other than from entities that he controls.

Alzamend

Our relationship with Alzamend may expose us to certain conflicts of interest.

In August 2020, Alzamend entered into a securities purchase agreement with our company to sell a convertible promissory note of Alzamend, in the aggregate principal amount of $50,000 and issue a 5-year warrant to purchase 16,667 of shares of its common stock. The convertible promissory note bears interest at 8% per annum, which principal and all accrued and unpaid interest was due six months after the date of issuance. The principal and interest earned on the convertible promissory note was convertible into shares of Alzamend’s common stock at $1.50 per share. The exercise price of the warrant is $3.00 per share.

In December 2020, we provided Alzamend $750,000 in short-term advances and in March of 2021 we entered into an agreement with Alzamend under which we purchased $10 million worth of shares of Alzamend’s common stock. We paid for the last tranche of $4 million with a note on February 17, 2022, which becomes due and payable on April 29, 2022.

Messrs. Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Alzamend and our company.

Avalanche

We have lent a substantial amount of funds to Avalanche, a related party, whose ability to repay us is subject to significant doubt and it may not be in our stockholders’ best interest to convert the notes into shares of Avalanche common stock even if we had a reasonably viable means of doing so.

On September 6, 2017, we entered into a Loan and Security Agreement with Avalanche (as amended, the “AVLP Loan Agreement”) with an effective date of August 21, 2017 pursuant to which we will provide Avalanche a non-revolving credit facility. The AVLP Loan Agreement was increased to up to $20.0 million in June of 2021 and extended to December 31, 2023. We current hold a convertible note issued to us by AVLP in the amount of $17.8 million (the “AVLP Note”).

At December 31, 2020, we had provided Avalanche with $11.3 million pursuant to the AVLP Loan Agreement. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 22,538,272 shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

While Avalanche received funds from a third party in the amount of $2.75 million in early April of 2019 in consideration for its issuance of a convertible promissory note to such third party (the “Third Party Note”), $2.7 million was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. On October 12, 2021, Ault Alpha, an affiliate of ours, repaid the Third Party Note in full and also acquired a warrant to purchase 1.6 million shares of AVLP common stock. In consideration therefor, AVLP issued Ault Alpha a term note in the principal amount of $3.6 million, which term note matures on June 30, 2022.

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There is doubt as to whether Avalanche will be able to repay this amount on a timely basis, if at all, unless it generates significant net income from its operations or receives additional financing from another source; even then, unless such financing consists solely of the issuance by Avalanche of its equity securities, it will only add to the amount that Avalanche owes other parties, which would in all likelihood not be provided unless we agreed to subordinate our right to repayment to such other third party source.

There is currently no liquid market for the Avalanche common stock. Consequently, even if we were inclined to convert the debt owed us by Avalanche into shares of its common stock, our ability to sell such shares would be severely limited. Avalanche is not current in its filings with the Commission and is not required to register the shares of its common stock underlying the AVLP Note or any other loan arrangement we have made with Avalanche described above

As a result, there is some doubt as to whether Avalanche will ever have the ability to repay its debt to us, or if we convert the debt owed us by Avalanche into shares of its common stock, our ability to convert such shares into cash through the sale of such shares would be severely limited until such time, if ever, a liquid market for Avalanche’s common stock develops. If we are unable to recoup our investment in Avalanche in the foreseeable future or at all, such failure would have a materially adverse effect on our financial condition and future prospects.

Originally, the loans we made to Avalanche were secured by a lien on all of Avalanche’s assets. Presently, we only have a second priority interest.

Originally, the loans we made to Avalanche were secured by a lien on all of Avalanche’s assets. When Avalanche entered into the exchange agreement with MTIX, the former owners of MTIX were granted a first priority interest in all of MTIX’s assets, which constitute virtually all of Avalanche’s assets and reduced our interest to that of a second position, greatly diminishing its value. Since our security interests have been reduced to a second position, we will have no ability to use Avalanche’s assets to offset any default in Avalanche’s debt obligations to us unless and until the other security interest is terminated, which would not occur until Avalanche’s debts to the senior creditor has been repaid. We do not anticipate that Avalanche will repay its debts to this creditor within the foreseeable future and we will therefore have no recourse should Avalanche default on its debts to us during this period of time. Any failure by Avalanche to repay us would therefore have a materially adverse effect on our results of operations, financial condition and future prospects.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou is the controlling stockholder of Avalanche.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors, are also directors of Avalanche. In addition, Philou is the controlling stockholder of Avalanche. Certain conflicts of interest between us, on the one hand, and Avalanche, on the other hand, may arise relating to commercial or strategic opportunities or initiatives, in addition to the conflicts related to the debt that Avalanche owes us. For example, Messrs. Ault and Horne may find it difficult to determine how to meet their fiduciary duties to us as well as Avalanche, which could result in a less favorable result for us than would be the case if they were solely directors of our company. Further, even if Messrs. Ault and Horne were able to successfully meet their fiduciary obligations to us and Avalanche, the fact that they are members of the board of directors of both companies could attenuate their ability to focus on our business and best interests, possibly to the detriment of both companies. Mr. Ault’s control of Philou through Ault & Company only enhances the risk inherent in having Messrs. Ault and Horne serve as directors of both our company and Avalanche.

Risks Related to Our Business and Industry - Overview

If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

The markets in which we operate are characterized by technological changes. Such changes, including evolving industry standards, changes in customer requirements and new product introductions and enhancements, could render our products obsolete. Accordingly, we are required to constantly monitor and anticipate technological changes in our industry and develop new product offerings and technologies or adapt or modify our existing offerings and technologies to keep pace with technological advances in our industry and remain competitive.

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Our ability to implement our business strategy and continue to grow our revenues will depend on a number of factors, including our continuing ability to:

●	identify emerging technological trends in our current and target markets;
●	identify additional uses for our existing technology to address customer needs in our current and future markets;
●	enhance our offerings by adding innovative features that differentiate our offerings from those of our competitors; and
●	design, develop, manufacture, assemble, test, market and support new products and enhancements in a timely and cost-effective manner.

We believe that, to remain competitive in the future, we will need to continue to invest significant financial resources in developing new offerings and technologies or to adapt or modify our existing offerings and technologies, including through internal research and development, strategic acquisitions and joint ventures or other arrangements. However, these efforts may be more costly than we anticipate and there can be no assurance that they will be successful.

If we are unable to identify, attract, train and retain qualified personnel, especially our design and technical personnel, our business and results of operations would be materially and adversely affected and we may not be able to effectively execute our business strategy.

Our performance and future success largely depends on our continuing ability to identify, attract, train, retain and motivate qualified personnel, including our management, sales and marketing, finance and in particular our engineering, design and technical personnel. For example, we currently have limited number of qualified personnel for the assembling and testing processes. We do not know whether we will be able to retain all these personnel as we continue to pursue our business strategy. Our engineering, design and technical personnel represent a significant asset. The competition for qualified personnel in our industries is intense and constrains our ability to attract qualified personnel. The loss of the services of one or more of our key employees, especially of our key engineering, design and technical personnel, or our inability to attract, retain and motivate qualified personnel could have a material adverse effect on our business, financial condition and operating results.

Our future results will depend on our ability to maintain and expand our existing sales channels and to build out marketing, business development and sales functions for the operating subsidiaries.

To grow our legacy businesses, we must add new customers for our products in addition to retaining and increasing sales to our current customers. Currently, only Relec, the operating subsidiary that we acquired in November 2020, has an effective sales force focused on establishing relationships with customers that we expect to endure over time. In other subsidiaries, we have historically relied on key executives to drive growth through return business with existing customers. Building out marketing, business development and sales functions in all operating subsidiaries is critical to drive significant growth in line with our strategic plans. While we perform certain of these activities ourselves, we may contract for marketing services to improve our websites, manage public relations and optimize our social media presence. Failure to recruit and retain the business development and sale personnel to execute on outreach and capture of new business, or the failure of those new hires or marketing services to perform as expected, will limit our ability to achieve our growth targets.

We are dependent upon our ability, and our contract manufacturers’ ability, to timely procure electronic components.

Because of the global economy, many raw material vendors have reduced capacities, closed production lines and, in some cases, even discontinued their operations. As a result, there is a global shortage of certain electronic or mineral components, which may extend our production lead-time and our production costs. Some materials are no longer available to support some of our products, thereby requiring us to search for cross materials or, even worse, redesign some of our products to support currently-available materials. Such redesign efforts may require certain regulatory and safety agency re-submittals, which may cause further production delays. While we have initiated actions that we believe will limit our exposure to such problems, the dynamic business conditions in many of our markets may challenge the solutions that have been put in place, and issues may recur in the future.

In addition, some of our products are manufactured, assembled and tested by third party subcontractors and contract manufacturers located in Asia. While we have had relationships with many of these third parties in the past, we cannot predict how or whether these relationships will continue in the future. In addition, changes in management, financial viability, manufacturing demand or capacity, or other factors, at these third parties could hurt our ability to manufacture our products.

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We depend upon a few major customers for a majority of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that they purchase from us, would significantly reduce our revenues and net income.

We currently depend upon a few major OEMs and other customers for a significant portion of our revenues. If our major OEM customers will reduce or cancel their orders scaling back some of their activities, our revenues and net income would be significantly reduced. Furthermore, diversions in the capital spending of certain of these customers to new network elements have and could continue to lead to their reduced demand for our products, which could, in turn, have a material adverse effect on our business and results of operations. If the financial condition of one or more of our major customers should deteriorate, or if they have difficulty acquiring investment capital due to any of these or other factors, a substantial decrease in our revenues would likely result. We are dependent on the electronic equipment industry, and accordingly will be affected by the impact on that industry of current economic conditions.

Substantially all of our existing customers are in the electronic equipment industry, and they manufacture products that are subject to rapid technological change, obsolescence, and large fluctuations in demand. This industry is further characterized by intense competition and volatility. The OEMs serving this industry are pressured for increased product performance and lower product prices. OEMs, in turn, make similar demands on their suppliers, such as us, for increased product performance and lower prices. Such demands may adversely affect our ability to successfully compete in certain markets or our ability to sustain our gross margins.

Our reliance on subcontract manufacturers to manufacture certain aspects of our products involves risks, including delays in product shipments and reduced control over product quality.

Since we do not own significant manufacturing facilities, we must rely on, and will continue to rely on, a limited number of subcontract manufacturers to manufacture our power supply products. Our reliance upon such subcontract manufacturers involves several risks, including reduced control over manufacturing costs, delivery times, reliability and quality of components, unfavorable currency exchange fluctuations, and continued inflationary pressures on many of the raw materials used in the manufacturing of our power supply products. If we were to encounter a shortage of key manufacturing components from limited sources of supply, or experience manufacturing delays caused by reduced manufacturing capacity, inability of our subcontract manufacturers to procure raw materials, the loss of key assembly subcontractors, difficulties associated with the transition to our new subcontract manufacturers or other factors, we could experience lost revenues, increased costs, and delays in, or cancellations or rescheduling of, orders or shipments, any of which would materially harm our business.

We outsource, and are dependent upon developer partners for, the development of some of our custom design products.

We made an operational decision to outsource some of our custom design products to numerous developer partners. This business structure will remain in place until the custom design volume justifies expanding our in house capabilities. Incomplete product designs that do not fully comply with the customer specifications and requirements might affect our ability to transition to a volume production stage of the custom designed product where the revenue goals are dependent on the high volume of custom product production. Furthermore, we rely on the design partners’ ability to provide high quality prototypes of the designed product for our customer approval as a critical stage to approve production.

We face intense industry competition, price erosion and product obsolescence, which, in turn, could reduce our profitability.

We operate in an industry that is generally characterized by intense competition. We believe that the principal bases of competition in our markets are breadth of product line, quality of products, stability, reliability and reputation of the provider, along with cost. Quantity discounts, price erosion, and rapid product obsolescence due to technological improvements are therefore common in our industry as competitors strive to retain or expand market share. Product obsolescence can lead to increases in unsaleable inventory that may need to be written off and, therefore, could reduce our profitability. Similarly, price erosion can reduce our profitability by decreasing our revenues and our gross margins. In fact, we have seen price erosion over the last several years on most of the products we sell, and we expect additional price erosion in the future.

Our future results are dependent on our ability to establish, maintain and expand our manufacturers’ representative OEM relationships and our other relationships.

We market and sell our products through domestic and international OEM relationships and other distribution channels, such as manufacturers’ representatives and distributors. Our future results are dependent on our ability to establish, maintain and expand our relationships with OEMs as well as with manufacturers’ representatives and distributors to sell our products. If, however, the third parties with whom we have entered into such OEM and other arrangements should fail to meet their contractual obligations, cease doing, or reduce the amount of their, business with us or otherwise fail to meet their own performance objectives, customer demand for our products could be adversely affected, which would have an adverse effect on our revenues.

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We may not be able to procure necessary key components for our products, or we may purchase too much inventory or the wrong inventory.

The power supply industry, and the electronics industry as a whole, can be subject to business cycles. During periods of growth and high demand for our products, we may not have adequate supplies of inventory on hand to satisfy our customers' needs. Furthermore, during these periods of growth, our suppliers may also experience high demand and, therefore, may not have adequate levels of the components and other materials that we require to build products so that we can meet our customers' needs. Our inability to secure sufficient components to build products for our customers could negatively impact our sales and operating results. We may choose to mitigate this risk by increasing the levels of inventory for certain key components. Increased inventory levels can increase the potential risk for excess and obsolescence should our forecasts fail to materialize or if there are negative factors impacting our customers’ end markets. If we purchase too much inventory or the wrong inventory, we may have to record additional inventory reserves or write-off the inventory, which could have a material adverse effect on our gross margins and on our results of operations.

Although we depend on sales of our legacy products for a meaningful portion of our revenues, these products are mature and their sales will decline.

A relatively large portion of our sales have historically been attributable to our legacy products. However, these sales are declining. Although we are unable to predict future prices for our legacy products, we expect that prices for these products will continue to be subject to significant downward pressure in certain markets for the reasons described above. Accordingly, our ability to maintain or increase revenues will be dependent on our ability to expand our customer base, to increase unit sales volumes of these products and to successfully, develop, introduce and sell new products such as custom design and value-added products. We cannot assure you that we will be able to expand our customer base, increase unit sales volumes of existing products or develop, introduce and/or sell new products.

Failure of our information technology infrastructure to operate effectively could adversely affect our business.

We depend heavily on information technology infrastructure to achieve our business objectives. If a problem occurs that impairs this infrastructure, the resulting disruption could impede our ability to record or process orders, manufacture and ship in a timely manner, or otherwise carry on business in the normal course. Any such events could cause us to lose customers or revenue and could require us to incur significant expense to remediate.

We are subject to certain governmental regulatory restrictions relating to our international sales.

Some of our products are subject to International Traffic In Arms Regulation (“ITAR”), which are interpreted, enforced and administered by the U.S. Department of State. ITAR regulation controls not only the export, import and trade of certain products specifically designed, modified, configured or adapted for military systems, but also the export of related technical data and defense services as well as foreign production. Any delays in obtaining the required export, import or trade licenses for products subject to ITAR regulation and rules could have a material adverse effect on our business, financial condition, and/or operating results. In addition, changes in U.S. export and import laws that require us to obtain additional export and import licenses or delays in obtaining export or import licenses currently being sought could cause significant shipment delays and, if such delays are too great, could result in the cancellation of orders. Any future restrictions or charges imposed by the U.S. or any other country on our international sales or foreign subsidiary could have a materially adverse effect on our business, financial condition, and/or operating results. In addition, from time to time, we have entered into contracts with the Israeli Ministry of Defense which were governed by the U.S. Foreign Military Financing program (“FMF”). Any such future sales would be subject to these regulations. Failure to comply with ITAR or FMF rules could have a material adverse effect on our financial condition, and/or operating results.

We depend on international operations for a substantial majority of our components and products.

We purchase a substantial majority of our components from foreign manufacturers and have a substantial majority of our commercial products assembled, packaged, and tested by subcontractors located outside the U.S. These activities are subject to the uncertainties associated with international business operations, including trade barriers and other restrictions, changes in trade policies, governmental regulations, currency exchange fluctuations, reduced protection for intellectual property, war and other military activities, terrorism, changes in social, political, or economic conditions, and other disruptions or delays in production or shipments, any of which could have a materially adverse effect on our business, financial condition, and/or operating results.

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We depend on international sales for a portion of our revenues.

Sales to customers outside of North America accounted for 37% and 52% of net revenues for the years ended December 31, 2021 and 2020, respectively, and we expect that international sales will continue to represent a material portion of our total revenues. International sales are subject to the risks of international business operations as described above, as well as generally longer payment cycles, greater difficulty collecting accounts receivable, and currency restrictions. In addition, GWW supports our European and other international customers, distributors, and sales representatives, and therefore is also subject to local regulation. International sales are also subject to the export laws and regulations of the U.S. and other countries.

Because a significant portion of our revenues and expenses is denominated in foreign currencies, fluctuations in exchange rates could have a material adverse effect on our operating results.

We face foreign exchange risks because a significant portion of our revenue and expenses is denominated in foreign currencies. Further, some suppliers to Enertec and Relec require payment in U.S. dollars, which exposes us to risk. Generally, U.S. dollar strength adversely impacts the translation of the portion of our revenue that is generated in foreign currencies into the U.S. dollar. For the years ended December 31, 2021 and 2020, approximately 35.9% and 46.9% of our revenue, respectively, was denominated in currencies other than U.S. dollars. Our results of operations could also be negatively impacted by a strengthening of the U.S. dollar as a large portion of our costs are U.S. dollar denominated. We also have foreign exchange risk exposure with respect to certain of our assets, that are denominated in currencies other than the functional currency of our subsidiaries, and our financial results are affected by the re-measurement and translation of these non-U.S. currencies into U.S. dollars, which is reflected in the effect of exchange rate changes on cash, cash equivalents, and restricted cash on the consolidated statements of cash flows. For the years ended December 31, 2021 and 2020, the effects of exchange rates on our cash, cash equivalents, and restricted cash totaled $266,000 and $123,000, respectively, due to fluctuations in exchange rates and the strengthening of the U.S. dollar. While we may choose to enter into transactions to hedge portions of our foreign currency translation and balance sheet exposure in the future, it is impossible to predict or eliminate the effects of foreign exchange rate exposure. Strengthening of the U.S. dollar could materially adversely affect our results of operations and financial condition.

Our insurance coverage and indemnity may be insufficient to cover potential liabilities we may face due to the risks inherent in the products and services we provide.

We are exposed to liabilities that are unique to the products and services we provide. A significant portion of our business relates to designing, developing and manufacturing, components, integrated assemblies and subsystems for advanced defense, medical, transportation, industrial, technology and communications systems and products. New technologies associated with these systems and products may be untested or unproven. Components of certain of the defense systems and products we develop are inherently dangerous. Failures of satellites, missile systems, air traffic control systems, homeland security applications and aircraft have the potential to cause loss of life and extensive property damage. In most circumstances, we may receive indemnification from the government end users of our defense offerings in the U.S., the U.K.and Israel. In addition, failures of products and systems that we manufacture or distribute for medical devices, transportation controls or industrial systems also have the potential to result in loss of life, personal injury and/or extensive property damage.

While we maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs from an accident or incident. It also is not possible for us to obtain insurance to protect against all operational risks and liabilities. Substantial claims resulting from an incident in excess of government indemnity and our insurance coverage would harm our financial condition, results of operations and cash flows. Moreover, any accident or incident for which we are liable, even if fully insured, could negatively affect our standing with our customers and the public, thereby making it more difficult for us to compete effectively, and could significantly impact the cost and availability of adequate insurance in the future.

If we are unable to satisfy our customers’ specific product quality, certification or network requirements, our business could be disrupted and our financial condition could be harmed.

Our customers demand that our products meet stringent quality, performance and reliability standards. We have, from time to time, experienced problems in satisfying such standards. Defects or failures have occurred in the past, and may in the future occur, relating to our product quality, performance and reliability. From time to time, our customers also require us to implement specific changes to our products to allow these products to operate within their specific network configurations. If we are unable to remedy these failures or defects or if we cannot effect such required product modifications, we could experience lost revenues, increased costs, including inventory write-offs, warranty expense and costs associated with customer support, delays in, or cancellations or rescheduling of, orders or shipments and product returns or discounts, any of which would harm our business.

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Some of our business is subject to U.S. Government procurement laws and regulations.

We must comply with certain laws and regulations relating to the formation, administration and performance of federal government contracts. These laws and regulations affect how we conduct business with our federal government contracts, including the business that we do as a subcontractor. In complying with these laws and regulations, we may incur additional costs, and non-compliance may lead to the assessment of fines and penalties, including contractual damages, or the loss of business.

Failure to comply with anti-bribery, anti-corruption, anti-money laundering laws, and similar laws, or allegations of such failure, could have a material adverse effect on our business, financial condition and operating results.

We are subject to various anti-bribery, anti-corruption, anti-money laundering laws, including the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.S. Travel Act, the USA PATRIOT Act, the United Kingdom Bribery Act 2010, the Proceeds of Crime Act 2002, Chapter 9 (sub-chapter 5) of the Israeli Penal Law, 1977, the Israeli Prohibition on Money Laundering Law–2000, and possibly other similar laws in countries outside of the U.S. in which we conduct our business. Anti-corruption and anti-bribery laws have been enforced aggressively in recent years and are interpreted broadly to generally prohibit companies, their employees, agents, representatives, business partners, and third-party intermediaries from authorizing, offering, or providing, directly or indirectly, improper payments or benefits to recipients in the public or private sector.

We, our employees, agents, representatives, business partners and third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities and may be held liable for the corrupt or other illegal activities of these employees, agents, representatives, business partners or third-party intermediaries even if we do not explicitly authorize such activities.

These laws also require that we keep accurate records and maintain internal controls and compliance procedures designed to prevent any such actions. While we have policies and procedures to address compliance with such laws, we cannot assure you that none of our employees, agents, representatives, business partners or third-party intermediaries will take actions in violation of our policies and applicable law, for which we may be ultimately held responsible. In addition, we may be held liable for violations committed of the FCPA or similar foreign laws by companies that we acquire.

Any alleged or actual violation of the FCPA or other applicable anti-bribery, anti-corruption laws, and anti-money laundering laws could result in whistleblower complaints, investigations, enforcement actions, fines and other criminal or civil sanctions, adverse media coverage, loss of export privileges, or suspension or termination of government contracts. Responding to any investigation or enforcement action would require significant attention of our management and resources, including significant defense costs and other professional fees. Failure to comply with anti-bribery, anti-corruption, anti-money laundering laws, and similar laws, or allegations of such failure, could therefore have a material adverse effect on our business, results of operations, financial condition and future prospects.

Compliance with the regulations, standards, and contractual obligations promulgated by the European Union related to privacy, data protection, and data security, may cause Gresham Power and Relec to incur additional expenses and failure to comply with such obligations could harm our business and future results of operations.

The European Union General Data Protection Regulation (“GDPR”) contains robust obligations on data “controllers” and data “processors” with heavy documentation requirements for data protection compliance programs that apply to both Gresham Power and Relec. Among other requirements, the GDPR regulates the transfer of personal data subject to the GDPR to third countries that have not been found to provide adequate protection to such personal data, including the U.S. In the U.K., the GDPR requires informed consent for disclosure of names, transfer of email addresses, the use of cookies and direct electronic marketing. The GDPR also imposes conditions on obtaining valid consent to transfer of any personal data that Gresham Power or Relec collect or process. Failure to comply with the GDPR could result in penalties for noncompliance (including possible fines of up to the greater of £8.7 million and 2% of our global annual revenue for the preceding financial year for the violations, as well as the right to compensation for financial or non-financial damages claimed by individuals under Article 82 of the GDPR).

The U.K. has enacted a Data Protection Act substantially implementing the GDPR, effective in May 2018, which was further amended to align more substantially with the GDPR following Brexit. The latest revisions of the GDPR in the U.K. post-Brexit have resulted in even more stringent restrictions on the transfer of data about a person. Data considered in the public domain in the U.S. now falls within the protections of GDPR, which complicates documenting business, marketing, sales outreach, securing infrastructure, audit and business management.

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Compliance with the regulations, standards, and contractual obligations promulgated by the U.K. related to privacy, data protection, and data security, may cause Gresham Power and Relec to incur additional expenses and failure to comply with such obligations could harm our business and future results of operations.

Risks Related to Our Business and Industry – Hotel Properties

We operate in a highly competitive industry.

The lodging industry is highly competitive. Our principal competitors are other owners and investors in full-service hotels as well as major hospitality chains with well-established and recognized brands. Our hotels face competition for individual guests, group reservations and conference business. We also compete against smaller hotel chains and independent and local hotel owners and operators. Additionally, we face competition from peer-to-peer inventory sources that allow travelers to stay at homes and apartments booked from owners. New hotels may be constructed, and these additions create new competitors, in some cases without corresponding increases in demand for hotel rooms. Our competitors may have greater commercial, financial and marketing resources and more efficient technology platforms, which could allow them to improve their properties and expand and improve their marketing efforts in ways that could affect our ability to compete for guests effectively and adversely affect our revenues and profitability as well as limit or slow our future growth.

The growth of internet reservation channels is another source of competition that could adversely affect our business. A significant percentage of hotel rooms for individual customers are booked through internet travel intermediaries. As intermediary bookings increase, they may be able to obtain higher commissions, reduced room rates or other significant contract concessions from our hotels. While internet travel intermediaries traditionally have competed to attract transient business rather than group and convention business, in recent years they have expanded their business to include marketing to large group and convention business. If that expansion continues, it could both divert group and convention business away from our hotels and increase our cost of sales for group and convention business and materially adversely affect our revenues and profitability.

Our franchisors and brand managers require us to make capital expenditures pursuant to property improvement plans (“PIPs”), and any failure on our part to make the expenditures required under the PIPs or to comply with brand standards could cause the franchisors or hotel brands to terminate the franchise, management or operating lease agreements.

In connection with our acquisition of the Properties in December 2021, our franchisors and brand managers required us to agree to undertake PIPs in the amount of $13.7 million. If we do not satisfy the PIP renovation requirements, the franchisor or hotel brand may have the right to terminate the applicable agreement. In addition, in the event that we are in default under any franchise agreement as a result of our failure to comply with the PIP requirements, in general, we will be required to pay the franchisor liquidated damages, generally equal to a percentage of gross room revenue for the preceding two-, three- or five-year period for the hotel or a percentage of gross revenue for the preceding twelve-month period for all hotels operated under the franchised brand if the hotel has not been operating for at least two years. In addition, our franchisors and brand managers may require that we make renovations to certain of our hotels in connection with revisions to our franchise, management or operating lease agreements. In addition, upon regular inspection of our hotels, our franchisors and hotel brands may determine that additional renovations are required to bring the physical condition of our hotels into compliance with the specifications and standards each franchisor or hotel brand has developed.

All of our hotels operate under a brand owned by Marriott or Hilton. Should either of these brands experience a negative event, or receive negative publicity, our operating results may be harmed.

All of our hotels are operated under nationally recognized brands, either Marriott or Hilton, which are among the most respected and widely recognized brands in the lodging industry. As a result, a significant concentration of our success is dependent in part on the success of Marriott and Hilton. Consequently, if market recognition or the positive perception of Marriott and/or Hilton is reduced or compromised, the goodwill associated with our Marriott and/or Hilton branded hotels may be adversely affected, which may have an adverse effect on our results of operations. Additionally, any negative perceptions or negative impact to operating results from any proposed or future consolidations between nationally recognized brands could have an adverse effect on our results of operations.

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Our franchisors and brand managers may change certain policies or cost allocations that could negatively impact our hotels.

Our franchisors and brand managers incur certain costs that are allocated to our hotels subject to our franchise, management, or operating lease agreements. Those costs may increase over time or our franchisors and brand managers may elect to introduce new programs that could increase costs allocated to our hotels. In addition, certain policies, such as our third-party managers’ frequent guest programs, may be altered resulting in reduced revenue or increased costs to our hotels.

Because our hotels are operated under franchise agreements or are brand managed, termination of these franchise, management or operating lease agreements could cause us to lose business at our hotels or lead to a default or acceleration of our obligations under certain of our debt instruments.

All of our hotels are operated under franchise, management or operating lease agreements with franchisors or hotel management companies, such as Marriott and Hilton. In general, under these arrangements, the franchisor or brand manager provides marketing services and room reservations and certain other operating assistance, but requires us to pay significant fees to it and to maintain the hotel in a required condition. If we fail to maintain these required standards, then the franchisor or hotel brand may terminate its agreement with us and obtain damages for any liability we may have caused. Moreover, from time to time, we may receive notices from franchisors or the hotel brands regarding our alleged non-compliance with the franchise agreements or brand standards, and we may disagree with these claims that we are not in compliance. Any disputes arising under these agreements could also lead to a termination of a franchise, management or operating lease agreement and a payment of liquidated damages. Such a termination may trigger a default or acceleration of our obligations under some of our debt instruments. In addition, as our franchise, management or operating lease agreements expire, we may not be able to renew them on favorable terms or at all. If we were to lose a franchise or hotel brand for a particular hotel, it could harm the operation, financing or value of that hotel due to the loss of the franchise or hotel brand name, marketing support and centralized reservation system. Furthermore, the loss of a franchise license at a particular hotel could harm our relationship with the franchisor or brand manager and cause us to incur significant costs to obtain a new franchise license or brand management agreement for the particular hotel. Accordingly, if we lose one or more franchise licenses or brand management agreements, it could materially and adversely affect our results of operations and profitability as well as limit or slow our future growth.

Our hotels are geographically concentrated and, accordingly, we could be disproportionately harmed by adverse changes to these markets, natural disasters, regulations, or terrorist attacks.

Our hotels are located in a single geographic market, which exposes us to greater risk to local economic or business conditions, changes in hotel supply in this market, and other conditions than more geographically diversified hotel owners. An economic downturn, an increase in hotel supply, a force majeure event, a natural disaster, changing weather patterns, a terrorist attack or similar event in this market likely would cause a decline in the hotel market and adversely affect occupancy rates, the financial performance of our hotels and our overall results of operations, which could be material, and could significantly increase our costs.

The need for business-related travel, and, therefore, demand for rooms in our hotels may be adversely affected by the increased use of business-related technology.

During 2020 and 2021, the COVID-19 pandemic caused a significant decrease in business-related travel as companies turned to virtual meetings in order to protect the health and safety of their employees. While business transient demand improved in 2021 as compared to 2020, it remains well below pre-pandemic levels. The increased use of teleconferencing and video-conference technology by businesses may continue in the future, which could result in further decreases in business travel as companies become accustomed to the use of technologies that allow multiple parties from different locations to participate in meetings without traveling to a centralized meeting location, such as our hotels. To the extent that such technologies, or new technologies, play an increased role in day-to-day business interactions and the necessity for business-related travel decreases, demand for hotel rooms may decrease and our hotels could be adversely affected.

Rising operating expenses or low occupancy rates could reduce cash flow.

Our hotels, and any hotels we may buy in the future, are and will be subject to operating risks common to the lodging industry in general. If any hotel is not occupied at a level sufficient to cover our operating expenses, then we could be required to spend additional funds for that hotel’s operating expenses. For example, during 2020 and 2021, operations at many hotels were either temporarily suspended or reduced due to the COVID-19 pandemic, and hotel owners were required to fund hotel payroll expenses, maintenance expenses, fixed hotel costs such as ground rent, insurance expenses, property taxes and scheduled debt payments. Hotels may be subject to increases in real estate and other tax rates, utility costs, operating expenses including labor and employee-related benefits, insurance costs, repairs and maintenance and administrative expenses, which could reduce cash flow.

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Laws and governmental regulations may restrict the ways in which we use our hotel properties and increase the cost of compliance with such regulations. Noncompliance with such regulations could subject us to penalties, loss of value of our properties or civil damages.

Our hotel properties are subject to various federal, state and local laws relating to the environment, fire and safety and access and use by disabled persons. Under these laws, courts and government agencies have the authority to require us, if we are the owner of a contaminated property, to clean up the property, even if we did not know of or were not responsible for the contamination. These laws also apply to persons who owned a property at the time it became contaminated. In addition to the costs of cleanup, environmental contamination can affect the value of a property and, therefore, an owner’s ability to borrow funds using the property as collateral or to sell the property. Under such environmental laws, courts and government agencies also have the authority to require that a person who sent waste to a waste disposal facility, such as a landfill or an incinerator, pay for the clean-up of that facility if it becomes contaminated and threatens human health or the environment.

Furthermore, various court decisions have established that third parties may recover damages for injury caused by property contamination. For instance, a person exposed to asbestos while staying in or working at a hotel may seek to recover damages for injuries suffered. Additionally, some of these environmental laws restrict the use of a property or place conditions on various activities. For example, some laws require a business using chemicals (such as swimming pool chemicals at our hotels) to manage them carefully and to notify local officials that the chemicals are being used.

We could be responsible for the types of costs discussed above. The costs to clean up a contaminated property, to defend against a claim, or to comply with environmental laws could be material and could reduce the funds available for distribution to our stockholders. Future laws or regulations may impose material environmental liabilities on us, or the current environmental condition of our hotel properties may be affected by the condition of the properties in the vicinity of our hotels (such as the presence of leaking underground storage tanks) or by third parties unrelated to us.

Our hotel properties are also subject to the Americans with Disabilities Act (“ADA”). Under the ADA, all public accommodations must meet various federal requirements related to access and use by disabled persons. Compliance with the ADA’s requirements could require removal of access barriers and non-compliance could result in the U.S. government imposing fines or in private litigants’ winning damages. If we are required to make substantial modifications to our hotels, whether to comply with the ADA or other changes in governmental rules and regulations, our financial condition and results of operations could be harmed. In addition, we are required to operate our hotel properties in compliance with fire and safety regulations, building codes and other land use regulations, as they may be adopted by governmental agencies and become applicable to our properties.

Risks Related to Our Business and Industry - Microphase

Microphase has a history of losses and our future profitability on a quarterly or annual basis is uncertain, which could have a harmful effect on our business and the value of our company.

Microphase has incurred losses from operations during 2019. These losses are attributable to lower volumes of its products sold to major defense contractors partially as a result of the overall reduction in defense spending and sequestration by the U.S. Congress. While Microphase has been profitable, to a certain extent, during 2020 and 2021, there is always the possibility that its results of operations could worsen in the future, whether as a result of new outbreaks of COVID-19, supply chain issues or any of a number of other factors. Since the financial crisis of 2008, Microphase has been significantly short of capital needed to acquire parts for production of its products to complete orders for such products. At times, Microphase has not had the cash available to make advance payments for the purchase of parts, and then, as a consequence, Microphase would not receive the parts from its vendors required to finish a customer order. This would then delay the delivery of products to customers, and would also delay recognition of the resulting revenues and the receipt of cash from the customer. Sometimes after experiencing a delay in delivery of an order from Microphase, the customer would not place its next order with Microphase, resulting in a loss of business.

Microphase’s future profitability depends upon many factors, including several that are beyond its control. These factors include, without limitation:

●	economic dislocation, supply chain disruption or mandated shutdowns attributable to the COVID-19 pandemic;
●	changes in the demand for its products and services;
●	loss of key customers or contracts;
●	the introduction of competitive products;

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●	the failure to gain market acceptance of its new and existing products; and
●	the failure to successfully and cost effectively develop, introduce and market new products, services and product enhancements in a timely manner.

A large percentage of Microphase’s current revenue is derived from prime defense contractors to the U.S. Government and its allies, and the loss of these relationships, a reduction in U.S. Government funding or a change in U.S. Government spending priorities or bidding processes could have an adverse impact on its business, financial condition, results of operations and cash flows.

 Microphase is highly dependent on sales to major defense contractors of the U.S. military and its allies, including Lockheed Martin, Raytheon, BAE Systems and SAAB. The percentages of its revenue that were derived from sales to these named major defense contractors and directly to the U.S. Government were 78.1% in fiscal 2021 and 50.7% in fiscal 2020. Therefore, any significant disruption or deterioration of Microphase’s relationship with any such major defense contractors or the U.S. Government could materially reduce its revenue. During the year ended December 31, 2020 there were five customers that accounted for more than 10% of Microphase’s sales:  BAE Systems; Boeing/Argonist, Inc.; DFAS Columbus Center; Raytheon Company and Sierra Nevada Corporation. During the year ended December 31, 2021 there were two customers that accounted for more than 10% of Microphase’s sales: BAE Systems; and Lockheed Martin. Microphase’s competitors continuously engage in efforts to expand their business relationships with the same major defense contractors and the U.S. Government and will continue these efforts in the future, and the U.S. Government may choose to use other contractors. Microphase expects that a majority of the business that it seeks will be awarded through competitive bidding. Microphase operates in highly competitive markets and its competitors have more extensive or more specialized engineering, manufacturing and marketing capabilities than Microphase does in many areas, and Microphase may not be able to continue to win competitively awarded contracts or to obtain task orders under multi-award contracts. Further, the competitive bidding process involves significant cost and managerial time to prepare bids and proposals for contracts that may not be awarded to Microphase, as well as the risk that Microphase may fail to accurately estimate the resources and costs required to fulfill any contract awarded to us. Following any contract award, Microphase may experience significant expense or delay, contract modification or contract rescission as a result of its competitors protesting or challenging contracts awarded to it in competitive bidding. Major defense contractors to whom Microphase supplies components for systems must compete with other major defense contractors (to which Microphase may not supply components) for military orders from the U.S. Government.

In addition, Microphase competes with other policy needs, which may be viewed as more necessary, for limited resources and an ever-changing amount of available funding in the budget and appropriations process. Budget and appropriations decisions made by the U.S. Government are outside of Microphase control and have long-term consequences for its business. U.S. Government spending priorities and levels remain uncertain and difficult to predict and are affected by numerous factors, including until recently sequestration (automatic, across-the-board U.S. Government budgetary spending cuts), and the purchase of our products could be superseded by alternate arrangements. While the US defense budget was recently increased, there can be no assurance that this increase will be maintained for the foreseeable future, particularly in light of the recent federal expenditures the federal government has made with a view to ameliorating the economic damage suffered as a result of COVID-19. A change in U.S. Government spending priorities or an increase in non-procurement spending at the expense of our programs, or a reduction in total U.S. Government spending, could have material adverse consequences on Microphase’s future business.

Microphase’s U.S. Government contracts may be terminated by the federal government at any time prior to their completion, which could lead to unexpected loss of sales and reduction in Microphase’s backlog.

Under the terms of Microphase’s U.S. Government contracts, the U.S. Government may unilaterally:

●	terminate or modify existing contracts;
●	reduce the value of existing contracts through partial termination; and
●	delay the payment of Microphase’s invoices by government payment offices.

The federal government can terminate or modify any of its contracts with Microphase or its prime contractors either for the federal government’s convenience, or if Microphase or its prime contractors default, by failing to perform under the terms of the applicable contract. A termination arising out of Microphase’s default could expose it to liability and have a material adverse effect on its ability to compete for future federal government contracts and subcontracts. If the federal government or its prime contractors terminate and/or materially modify any of Microphase’s contracts or if any applicable options are not exercised, Microphase’s failure to replace sales generated from such contracts would result in lower sales and would adversely affect its earnings, which could have a material adverse effect on Microphase’s business, results of operations and financial condition. Microphase’s backlog as of December 31, 2021 was approximately $9.6 million. Microphase’s backlog could be adversely affected if contracts are modified or terminated.

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Microphase’s products with military applications are subject to export regulations, and compliance with these regulations may be costly.

Microphase is required to obtain export licenses before filling foreign orders for many of its products that have military or other governmental applications. U.S. Export Administration regulations control technology exports like its products for reasons of national security and compliance with foreign policy, to guarantee domestic reserves of products in short supply and, under certain circumstances, for the security of a destination country. Thus, any foreign sales of its products requiring export licenses must comply with these general policies. Compliance with these regulations is costly, and these regulations are subject to change, and any such change may require Microphase to improve its technologies, incur expenses or both in order to comply with such regulations.

Microphase depends on U.S. Government contracts issued to major defense contractors, which often are only partially funded, subject to immediate termination, and heavily regulated and audited. The termination or failure to fund, or negative audit findings for, one or more of these contracts could have an adverse impact on Microphase’s business.

Over its lifetime, a U.S. Government program awarded to a major defense contractor may be implemented by the award of many different individual contracts and subcontracts. The funding of U.S. Government programs is subject to Congressional appropriations. Although multi-year contracts may be authorized and appropriated in connection with major procurements, Congress generally appropriates funds on a fiscal year basis. Procurement funds are typically made available for obligations over the course of one to three years. Consequently, programs often receive only partial funding initially, and additional funds are designated only as Congress authorizes further appropriations. The termination of funding for a U.S. Government program with respect to major defense contractors for which Microphase is a subcontractor would result in a loss of anticipated future revenue attributable to that program, which could have an adverse impact on its operations. In addition, the termination of, or failure to commit additional funds to, a program for which Microphase is a subcontractor could result in lost revenue and increase its overall costs of doing business.

Generally, U.S. Government contracts are subject to oversight audits by U.S. Government representatives. Such audits could result in adjustments to Microphase’s contract costs. Any costs found to be improperly allocated to a specific contract will not be reimbursed, and such costs already reimbursed must be refunded. Microphase has recorded contract revenues based on costs Microphase expect to realize upon final audit. However, Microphase does not know the outcome of any future audits and adjustments, and Microphase may be required to materially reduce its revenues or profits upon completion and final negotiation of audits. Negative audit findings could also result in termination of a contract, forfeiture of profits, suspension of payments, fines and suspension or debarment from U.S. Government contracting or subcontracting for a period of time.

In addition, U.S. Government contracts generally contain provisions permitting termination, in whole or in part, without prior notice at the U.S. Government’s convenience upon the payment only for work done and commitments made at the time of termination. Microphase can give no assurance that one or more of the U.S. Government contracts with a major defense contractor under which Microphase provides component products will not be terminated under these circumstances. Also, Microphase can give no assurance that it will be able to procure new contracts to offset the revenue or backlog lost as a result of any termination of its U.S. Government contracts. Because a significant portion of Microphase’s revenue is dependent on its performance and payment under its U.S. Government contracts, the loss of one or more large contracts could have a material adverse impact on its business, financial condition, results of operations and cash flows.

Microphase’s government business also is subject to specific procurement regulations and other requirements. These requirements, though customary in U.S. Government contracts, increase its performance and compliance costs. In addition, these costs might increase in the future, thereby reducing Microphase’s margins, which could have an adverse effect on its business, financial condition, results of operations and cash flows. Failure to comply with these regulations and requirements could lead to fines, penalties, repayments, or compensatory or treble damages, or suspension or debarment from U.S. Government contracting or subcontracting for a period of time. Among the causes for debarment are violations of various laws, including those related to procurement integrity, export control, U.S. Government security regulations, employment practices, protection of the environment, accuracy of records, proper recording of costs and foreign corruption. The termination of a U.S. Government contract or relationship as a result of any of these acts would have an adverse impact on Microphase’s operations and could have an adverse effect on its standing and eligibility for future U.S. Government contracts.

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Microphase’s business could be negatively impacted by cybersecurity threats and other security threats and disruptions.

As a U.S. Government defense contractor, Microphase faces certain security threats, including threats to its information technology infrastructure, attempts to gain access to its proprietary or classified information, threats to physical security, and domestic terrorism events. Microphase’s information technology networks and related systems are critical to the operation of its business and essential to its ability to successfully perform day-to-day operations. Microphase is also involved with information technology systems for certain customers and other third parties, which generally face similar security threats. Cybersecurity threats in particular, are persistent, evolve quickly and include, but are not limited to, computer viruses, attempts to access information, denial of service and other electronic security breaches. Microphase believes that it has implemented appropriate measures and controls and has invested in skilled information technology resources to appropriately identify threats and mitigate potential risks, but there can be no assurance that such actions will be sufficient to prevent disruptions to mission critical systems, the unauthorized release of confidential information or corruption of data. A security breach or other significant disruption involving these types of information and information technology networks and related systems could:

●	disrupt the proper functioning of these networks and systems and therefore its operations and/or those of certain of its customers;
●	result in the unauthorized access to, and destruction, loss, theft, misappropriation or release of, proprietary, confidential, sensitive or otherwise valuable information of Microphase or its customers, including trade secrets, which others could use to compete against Microphase or for disruptive, destructive or otherwise harmful purposes and outcomes;
●	compromise national security and other sensitive government functions;
●	require significant management attention and resources to remedy the damages that result;
●	subject Microphase to claims for breach of contract, damages, credits, penalties or termination; and
●	damage Microphase’s reputation with its customers (particularly agencies of the U.S. Government) and the public generally.

 Any or all of the foregoing could have a negative impact on its business, financial condition, results of operations and cash flows. Compliance with Defense Department requirements for information security require Microphase to invest significant resources to implement and maintain cyber defenses against compromise of information technology architecture, malicious attacks and data breaches.

Microphase enters into fixed-price contracts that could subject it to losses in the event of cost overruns or a significant increase in inflation.

Microphase has a number of fixed-price contracts which allow it to benefit from cost savings but subject it to the risk of potential cost overruns, particularly for firm fixed-price contracts, because Microphase assumes the entire cost burden. If its initial estimates are incorrect, Microphase can lose money on these contracts. U.S. Government contracts can expose Microphase to potentially large losses because the U.S. Government can hold Microphase responsible for completing a project or, in certain circumstances, paying the entire cost of its replacement by another provider regardless of the size or foreseeability of any cost overruns that occur over the life of the contract. Because many of these contracts involve new technologies and applications, unforeseen events such as technological difficulties, fluctuations in the price of raw materials, problems with its suppliers and cost overruns, can result in the contractual price becoming less favorable or even unprofitable to Microphase. The U.S. and other countries also may experience a significant increase in inflation. A significant increase in inflation rates could have a significant adverse impact on the profitability of these contracts. Furthermore, if Microphase does not meet contract deadlines or specifications, Microphase may need to renegotiate contracts on less favorable terms, be forced to pay penalties or liquidated damages or suffer major losses if the customer exercises its right to terminate. In addition, some of its contracts have provisions relating to cost controls and audit rights, and if Microphase fails to meet the terms specified in those contracts Microphase may not realize their full benefits. Microphase’s results of operations are dependent on its ability to maximize its earnings from its contracts. Cost overruns could have an adverse impact on its financial results.

Compliance with the regulations, standards, and contractual obligations related to privacy, data protection, and data security, may cause us to incur additional expenses and failure to comply with such obligations could harm our business and future results of operations.

We expect that the regulatory framework for privacy, data protection and data security will continue to evolve, which may result in additional operating costs for internal compliance and risks to our business. Nearly all of Microphase’s current contracts include provisions that require compliance with detailed cyber security standards laid out in NIST 800-171, which mandates implementation of security controls to protect Microphase’s information systems from compromise, malicious attacks and/or data breaches. Microphase must maintain a System Security Plan with a Plan of Action & Milestones for any controls not yet implemented. To continue doing business with the DoD or major prime contractors working with DoD, Microphase must ultimately achieve Cybersecurity Model Maturity Certification not later than 2026. In addition, Microphase maintains a certified restricted area and must obtain and maintain authority to operate equipment to perform work on classified projects. Compliance with all of these mandates will require Microphase to invest substantial resources to implement, maintain and monitor information systems security controls, facility clearances, personnel clearance and authorities to operate classified systems, which adds to the costs of operating the business.

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Risks Related to Our Business and Industry - Enertec

Potential political, economic and military instability in Israel could adversely affect our operations.

A significant portion of our business is conducted through Enertec, our Israeli subsidiary. Accordingly, political, economic and military conditions in Israel and the surrounding region may directly affect our Israeli operations. In recent years, Israel has been involved in sporadic armed conflicts with Hamas, an Islamist terrorist group that controls the Gaza Strip, with Hezbollah, an Islamist terrorist group that controls large portions of Southern Lebanon, and with Iranian-backed military forces in Syria. Some of these hostilities were accompanied by missile strikes from the Gaza Strip against civilian targets in various parts of Israel, including areas in which our facilities are located, and negatively affected business conditions in Israel. The change in the U.S. Presidency may continue to change the dynamics in the Middle East as forces hostile to the existence of Israel seek to reverse the recent stability and commercial opportunities created by the Abraham Accords. For example, there have been increasing concerns related to a potential attack by Iran. The tension between Israel and Iran and/or these groups may escalate in the future and turn even more violent, which could affect the Israeli economy in general and us in particular.

Our commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, we cannot assure you that this government coverage will be maintained or that it will sufficiently cover our potential damages. Any losses or damages incurred by us could have a material adverse effect on our business.

In addition, Israel-based companies and companies doing business with Israel have been the subject of an economic boycott by members of the Arab League and certain other predominantly Muslim countries since Israel’s establishment. Although Israel has entered into various agreements with certain Arab countries and the Palestinian Authority, and various declarations have been signed in connection with efforts to resolve some of the economic and political problems in the Middle East, we cannot predict whether or in what manner these problems will be resolved. Wars and acts of terrorism have resulted in significant damage to the Israeli economy, including reducing the level of foreign and local investment.

Many of our Enertec employees are obligated to perform military reserve duty in Israel, which could have a disruptive impact on our business.

Generally, Israeli adult male and certain female citizens and permanent residents are obligated to perform annual military reserve duty in the Israel Defense Forces up to a specified age. They also may be called to active military duty at any time under emergency circumstances. These military service obligations could have a disruptive impact on our business, if hostilities develop in the future.

Enertec may become subject to claims for remuneration or royalties for assigned service invention rights by its employees, which could result in litigation and harm our business.

A significant portion of the intellectual property covered by Enertec’s products has been developed by Enertec’s employees in the course of their employment for Enertec. Under the Israeli Patent Law, 5727-1967, or the Patent Law, and recent decisions by the Israeli Supreme Court and the Israeli Compensation and Royalties Committee, a body constituted under the Patent Law, Israeli employees may be entitled to remuneration for intellectual property that they develop for us unless they explicitly waive any such rights. To the extent that Enertec is unable to enter into agreements with its future employees pursuant to which they agree that any inventions created in the scope of their employment or engagement are owned exclusively by Enertec (as it has done in the past), Enertec may face claims demanding remuneration. As a consequence of such claims, Enertec could be required to pay additional remuneration or royalties to its current and former employees, or be forced to litigate such claims, which could negatively affect its business.

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Risks Related to Our Business and Industry – Relec

The third parties on which we rely to supply certain products are located outside the United States.

Relec distributes products from foreign manufacturers located in Europe, Asia and North America. Our future operating results will depend, among other things, on our ability to continue to rely on these arrangements. If we are no longer able to rely on these or other similar arrangements for the supply of certain products, or if our cost of relying on such arrangements materially increases, as the result of the imposition of or changes in customs, tariffs, quotas, trade barriers, or other trade protection measures, or otherwise, it could have a materially adverse effect on our business, financial condition, and operating results.

Our strategic focus on our custom power supply and display solution competencies and concurrent cost reduction plans may be ineffective or may limit our ability to compete.

As a result of our strategic focus on custom power supply solutions, we will continue to devote significant resources to developing and manufacturing custom power supply solutions for a large number of customers, where each product represents a uniquely tailored solution for a specific customer’s requirements. Failure to meet these customer product requirements or a failure to meet production schedules and/or product quality standards may put us at risk with one or more of these customers. Moreover, changes in market conditions and strategic changes at the direction of our customers may affect their decision to continue to purchase from us. The loss of one or more of our significant custom power supply solution customers could have a material adverse impact on our revenues, business or financial condition.

We have also implemented a series of initiatives designed to increase efficiency and reduce costs. While we believe that these actions will reduce costs, they may not be sufficient to achieve the required operational efficiencies that will enable us to respond more quickly to changes in the market or result in the improvements in our business that we anticipate. In such event, we may be forced to take additional cost-reducing initiatives, including those involving our personnel, which may negatively impact quarterly earnings and profitability as we account for severance and other related costs. In addition, there is the risk that such measures could have long-term adverse effects on our business by reducing our pool of talent, decreasing or slowing improvements in our products or services, making it more difficult for us to respond to customers, limiting our ability to increase production quickly if and when the demand for our solutions increases and limiting our ability to hire and retain key personnel. These circumstances could cause our earnings to be lower than they otherwise might be.

Risks Related to Ownership of Our Common Stock

If we do not continue to satisfy the NYSE American continued listing requirements, our common stock could be delisted from NYSE American.

The listing of our common stock on the NYSE American is contingent on our compliance with the NYSE American’s conditions for continued listing. While we are presently in compliance with all such conditions, it is possible that we will fail to meet one or more of these conditions in the future.

If we were to fail to meet a NYSE American listing requirement, we may be subject to delisting by the NYSE American. In the event our common stock is no longer listed for trading on the NYSE American, our trading volume and share price may decrease and we may experience further difficulties in raising capital which could materially affect our operations and financial results. Further, delisting from the NYSE American could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements. Finally, delisting could make it harder for us to raise capital and sell securities. You may experience future dilution as a result of future equity offerings. In order to raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock.

Our common stock price is volatile; volatility in our common stock price may subject us to securities litigation.

Our common stock is listed on the NYSE American. In the past, our trading price has fluctuated widely, depending on many factors that may have little to do with our operations or business prospects. During the past 52-week period (through April 11, 2022), our stock closed at prices between $3.70 per share and $0.50 per share, as reported on Nasdaq.com. On April 11, 2022, the price of our common stock closed at $0.58 per share.

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Stock markets, in general, have experienced, and continue to experience, significant price and volume volatility, and the market price of our common stock may continue to be subject to similar market fluctuations unrelated to our operating performance or prospects. This increased volatility, coupled with depressed economic conditions, could continue to have a depressive effect on the market price of our common stock. The following factors, many of which are beyond our control, may influence our stock price:

●	the status of our growth strategy including the development of new products with any proceeds we may be able to raise in the future;
●	announcements of technological or competitive developments;
●	announcements or expectations of additional financing efforts;
●	our ability to market new and enhanced products on a timely basis;
●	changes in laws and regulations affecting our business;

commencement of, or involvement in, litigation involving us;

●	regulatory developments affecting us, our customers or our competitors;
●	announcements regarding patent or other intellectual property litigation or the issuance of patents to us or our competitors or updates with respect to the enforceability of patents or other intellectual property rights generally in the U.S. or internationally;
●	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
●	changes in the market’s expectations about our operating results;
●	our operating results failing to meet the expectations of securities analysts or investors in a particular period;
●	changes in the economic performance or market valuations of our competitors;
●	additions or departures of our executive officers;
●	sales or perceived sales of our common stock by us, our insiders or our other stockholders;
●	share price and volume fluctuations attributable to inconsistent trading volume levels of our shares; and
●	general economic, industry, political and market conditions and overall fluctuations in the financial markets in the U.S. and abroad, including as a result of ongoing COVID-19 pandemic.

In addition, the securities markets have, from time to time, experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. Any of these factors could result in large and sudden changes in the volume and trading price of our common stock and could cause our stockholders to incur substantial losses. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted securities class action litigation against that company. If we were involved in a class action suit or other securities litigation, it would divert the attention of our senior management, require us to incur significant expense and, whether or not adversely determined, have a material adverse effect on our business, financial condition, results of operations and prospects.

We have a substantial number of convertible notes, warrants, options and preferred stock outstanding that could affect our price.

Due to a number of financings, we have a substantial number of shares that are subject to issuance pursuant to outstanding convertible debt, warrants and options. These conversion prices and exercise prices range from $0.88 to $2,000 per share of common stock. As of the date of this Annual Report, the number of shares of common stock subject to convertible notes, warrants, options, restricted stock grants, and preferred stock were 165,000, 20,014,787, 6,395,919, 2,062,504 and 2,232, respectively. The issuance of common stock pursuant to convertible notes, warrants, options and preferred stock at conversion or exercise prices less than market prices may have the effect of limiting an increase in market price of our common stock until all of these underling shares have been issued.

The issuance of shares of our Class B common stock to our management or others could provide such persons with voting control leaving our other stockholders unable to elect our directors and the holders of our shares of common stock will have little influence over our Management.

Although there are currently no shares of our Class B common stock issued and outstanding, our certificate of incorporation authorizes the issuance of 25,000,000 shares of Class B common stock. Each share of Class B common stock provides the holder thereof with ten (10) votes on all matters submitted to a stockholder vote. Our certificate of incorporation does not provide for cumulative voting for the election of directors. Any person or group who controls or can obtain more than 50% of the votes cast for the election of each director will control the election of directors and the other stockholders will not be able to elect any directors or exert any influence over management decisions. As a result of the super-voting rights of our shares of Class B common stock, the issuance of such shares to our management or others could provide such persons with voting control and our other stockholders will not be able to elect our directors and will have little influence over our management. While we are listed on the NYSE American or any other national securities exchange it is highly unlikely that we would issue any shares of Class B common stock as doing so would jeopardize our continued listing on any such exchange. However, if were to be delisted for some other reason and our shares of Class A common stock trade on an over-the-counter market, then we would face no restriction on issuing shares of Class B common stock.

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General Risk Factors

Our limited operating history makes it difficult to evaluate our future business prospects and to make decisions based on our historical performance.

Although our executive officers have been engaged in the industries in which we operate for varying degrees of time, we did not begin operations of our current business until recently. We have a very limited operating history in our current form, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data. Reliance on our historical results may not be representative of the results we will achieve, and for certain areas in which we operate, principally those unrelated to defense contracting, will not be indicative at all. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, product costs or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock price.

Deterioration of global economic conditions could adversely affect our business.

The global economy and capital and credit markets have experienced exceptional turmoil and upheaval over the past several years. Ongoing concerns about the systemic impact of potential long-term and widespread recession and potentially prolonged economic recovery, volatile energy costs, fluctuating commodity prices and interest rates, volatile exchange rates, geopolitical issues, including the recent outbreak of armed conflict in Ukraine, natural disasters and pandemic illness, instability in credit markets, cost and terms of credit, consumer and business confidence and demand, a changing financial, regulatory and political environment, and substantially increased unemployment rates have all contributed to increased market volatility and diminished expectations for many established and emerging economies, including those in which we operate. Furthermore, austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on our business. These general economic conditions could have a material adverse effect on our cash flow from operations, results of operations and overall financial condition.

The availability, cost and terms of credit also have been and may continue to be adversely affected by illiquid markets and wider credit spreads. Concern about the stability of the markets generally, and the strength of counterparties specifically, has led many lenders and institutional investors to reduce credit to businesses and consumers. These factors have led to a decrease in spending by businesses and consumers over the past several years, and a corresponding slowdown in global infrastructure spending.

Continued uncertainty in the U.S. and international markets and economies and prolonged stagnation in business and consumer spending may adversely affect our liquidity and financial condition, and the liquidity and financial condition of our customers, including our ability to access capital markets and obtain capital lease financing to meet liquidity needs.

No assurance of successful expansion of operations.

Our significant increase in the scope and the scale of our operations, including the hiring of additional personnel, has resulted in significantly higher operating expenses. We anticipate that our operating expenses will continue to increase. Expansion of our operations may also make significant demands on our management, finances and other resources. Our ability to manage the anticipated future growth, should it occur, will depend upon a significant expansion of our accounting and other internal management systems and the implementation and subsequent improvement of a variety of systems, procedures and controls. We cannot assure that significant problems in these areas will not occur. Failure to expand these areas and implement and improve such systems, procedures and controls in an efficient manner at a pace consistent with our business could have a material adverse effect on our business, financial condition and results of operations. We cannot assure that attempts to expand our marketing, sales, manufacturing and customer support efforts will succeed or generate additional sales or profits in any future period. As a result of the expansion of our operations and the anticipated increase in our operating expenses, along with the difficulty in forecasting revenue levels, we expect to continue to experience significant fluctuations in its results of operations.

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If we fail to establish and maintain an effective system of internal control over financial reporting, we may not be able to report our financial results accurately or prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operations and access to capital. We have carried out an evaluation under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the most recent period covered by this report. Based on the foregoing, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weakness described below.

A material weakness is a deficiency, or a combination of deficiencies, within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 5, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weakness which has caused management to conclude that as of December 31, 2021 our internal control over financial reporting (“ICFR”) was not effective at the reasonable assurance level:

We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including fair value estimates, in a timely manner. In addition, due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the resulting control deficiency represented a material weakness.

We are currently working to improve and simplify our internal processes and implement enhanced controls to address the material weakness in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. This material weakness will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

If our accounting controls and procedures are circumvented or otherwise fail to achieve their intended purposes, our business could be seriously harmed.

We evaluate our disclosure controls and procedures as of the end of each fiscal quarter, and annually review and evaluate our internal control over financial reporting in order to comply with the Commission’s rules relating to internal control over financial reporting adopted pursuant to the Sarbanes-Oxley Act of 2002. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. If we fail to maintain effective internal control over financial reporting or our management does not timely assess the adequacy of such internal control, we may be subject to regulatory sanctions, and our reputation may decline.

Our internal computer systems may fail or suffer security breaches, which could result in a material disruption of our operations.

Like any other business, we rely on e-mail and other digital communications methods as part of our normal operations. As such, our internal computer systems and servers could fail or suffer security breaches, possibly resulting in a material disruption to our operations. The secure operation of our IT networks and systems as well as the secure processing and maintenance of information is critical to our operations and business strategy. Notwithstanding these priorities, we have experienced attempts at cybercrime such as phishing and other electronic fraud, including efforts to misdirect payments to imposter vendors and service providers. After experiencing a financial loss due to e-mail fraud in November 2021, we have instituted greater internal controls and procedures, both electronic and non-electronic, to combat such fraudulent conduct. We also maintain an insurance policy to cover any losses or injuries suffered from cybercrime of this nature; however, it may not be sufficient to cover all damages. Despite our efforts, attempts at fraud such as spoofed e-mails, requests for payment and similar deceptions have become commonplace in the world of e-commerce and are expected to continue. If we are unable to prevent such security breaches in the future, these events or circumstances could materially and adversely affect our operations, financial condition and operating results and impair our ability to execute our business strategy.

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We face significant competition, including changes in pricing.

The markets for our products are both competitive and price sensitive. Many competitors have significant financial, operations, sales and marketing resources, plus experience in research and development, and compete with us by offering lower prices. Competitors could develop new technologies that compete with our products to achieve a lower unit price. If a competitor develops lower cost and/or superior technology or cost-effective alternatives to our products and services, our business could be seriously harmed.

The markets for some of our products are also subject to specific competitive risks because these markets are highly price sensitive. Our competitors have competed in the past by lowering prices on certain products. If they do so again, we may be forced to respond by lowering our prices. This would reduce sales revenues and increase losses. Failure to anticipate and respond to price competition may also impact sales and aggravate losses.

Many of our competitors are larger and have greater financial and other resources than we do.

Our products compete and will compete with similar if not identical products produced by our competitors. These competitive products could be marketed by well-established, successful companies that possess greater financial, marketing, distribution personnel, and other resources than we do. Using said resources, these companies can implement extensive advertising and promotional campaigns, both generally and in response to specific marketing efforts by competitors. They can introduce new products to new markets more rapidly. In certain instances, competitors with greater financial resources may be able to enter a market in direct competition with us, offering attractive marketing tools to encourage the sale of products that compete with our products or present cost features that consumers may find attractive.

Our growth strategy is subject to a significant degree of risk.

Our growth strategy through acquisitions involves a significant degree of risk. Some of the companies that we have identified as acquisition targets or made a significant investment in may not have a developed business or are experiencing inefficiencies and incur losses. Therefore, we may lose our investment in the event that these companies’ businesses do not develop as planned or that they are unable to achieve the anticipated cost efficiencies or reduction of losses.

Further, in order to implement our growth plan, we have hired additional staff and consultants to review potential investments and implement our plan. As a result, we have substantially increased our infrastructure and costs. If we fail to quickly find new companies that provide revenue to offset our costs, we will continue to experience losses. No assurance can be given that our product development and investments will produce sufficient revenues to offset these increases in expenditures.

Our business and operations are growing rapidly. If we fail to effectively manage our growth, our business and operating results could be harmed.

We have experienced, and may continue to experience, rapid growth in our operations. This has placed, and may continue to place, significant demands on our management, operational and financial infrastructure. If we do not manage our growth effectively, the quality of our products and services could suffer, which could negatively affect our operating results. To effectively manage our growth, we must continue to improve our operational, financial and management controls and reporting systems and procedures. These systems improvements may require significant capital expenditures and management resources. Failure to implement these improvements could hurt our ability to manage our growth and our financial position.

Our operating results may vary from quarter to quarter.

Our operating results have in the past been subject to quarter-to-quarter fluctuations, and we expect that these fluctuations will continue, and may increase in magnitude, in future periods. Demand for our products is driven by many factors, including the availability of funding for our products in our customers’ capital budgets. There is a trend for some of our customers to place large orders near the end of a quarter or fiscal year, in part to spend remaining available capital budget funds. Seasonal fluctuations in customer demand for our products driven by budgetary and other concerns can create corresponding fluctuations in period-to-period revenues, and we therefore cannot assure you that our results in one period are necessarily indicative of our revenues in any future period. In addition, the number and timing of large individual sales and the ability to obtain acceptances of those sales, where applicable, have been difficult for us to predict, and large individual sales have, in some cases, occurred in quarters subsequent to those we anticipated, or have not occurred at all. The loss or deferral of one or more significant sales in a quarter could harm our operating results for such quarter. It is possible that, in some quarters, our operating results will be below the expectations of public market analysts or investors. In such events, or in the event adverse conditions prevail, the market price of our common stock may decline significantly.

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Changes in the U.S. tax and other laws and regulations may adversely affect our business.

The U.S. Government may revise tax laws, regulations or official interpretations in ways that could have a significant adverse effect on our business, including modifications that could reduce the profits that we can effectively realize from our international operations, or that could require costly changes to those operations, or the way in which they are structured. For example, the effective tax rates for most U.S. companies reflect the fact that income earned and reinvested outside the U.S. is generally taxed at local rates, which may be much lower than U.S. tax rates. If we expand abroad and there are changes in tax laws, regulations or interpretations that significantly increase the tax rates on non-U.S. income, our effective tax rate could increase and our profits could be reduced. If such increases resulted from our status as a U.S. company, those changes could place us at a disadvantage to our non-U.S. competitors if those competitors remain subject to lower local tax rates.

 Our sales and profitability may be affected by changes in economic, business and industry conditions.

If the economic climate in the U.S. or abroad deteriorates, customers or potential customers could reduce or delay their technology investments. Reduced or delayed technology and entertainment investments could decrease our sales and profitability. In this environment, our customers may experience financial difficulty, cease operations and fail to budget or reduce budgets for the purchase of our products and professional services. This may lead to longer sales cycles, delays in purchase decisions, payment and collection, and can also result in downward price pressures, causing our sales and profitability to decline. In addition, general economic uncertainty and general declines in capital spending in the information technology sector make it difficult to predict changes in the purchasing requirements of our customers and the markets we serve. There are many other factors which could affect our business, including:

●	The introduction and market acceptance of new technologies, products and services;
●	New competitors and new forms of competition;
●	The size and timing of customer orders (for retail distributed physical product);
●	The size and timing of capital expenditures by our customers;
●	Adverse changes in the credit quality of our customers and suppliers;
●	Changes in the pricing policies of, or the introduction of, new products and services by us or our competitors;
●	Changes in the terms of our contracts with our customers or suppliers;
●	The availability of products from our suppliers; and
●	Variations in product costs and the mix of products sold.

These trends and factors could adversely affect our business, profitability and financial condition and diminish our ability to achieve our strategic objectives.

The sale of our products is dependent upon our ability to satisfy the proprietary requirements of our customers.

We depend upon a relatively narrow range of products for the majority of our revenue. Our success in marketing our products is dependent upon their continued acceptance by our customers. In some cases, our customers require that our products meet their own proprietary requirements. If we are unable to satisfy such requirements, or forecast and adapt to changes in such requirements, our business could be materially harmed.

The sale of our products is dependent on our ability to respond to rapid technological change, including evolving industry-wide standards, and may be adversely affected by the development, and acceptance by our customers, of new technologies which may compete with, or reduce the demand for, our products.

Rapid technological change, including evolving industry standards, could render our products obsolete. To the extent our customers adopt such new technology in place of our products, the sales of our products may be adversely affected. Such competition may also increase pricing pressure for our products and adversely affect the revenues from such products.

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Our limited ability to protect our proprietary information and technology may adversely affect our ability to compete, and our products could infringe upon the intellectual property rights of others, resulting in claims against us, the results of which could be costly.

Many of our products consist entirely or partly of proprietary technology owned by us. Although we seek to protect our technology through a combination of copyrights, trade secret laws and contractual obligations, these protections may not be sufficient to prevent the wrongful appropriation of our intellectual property, nor will they prevent our competitors from independently developing technologies that are substantially equivalent or superior to our proprietary technology. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the U.S. In order to defend our proprietary rights in the technology utilized in our products from third party infringement, we may be required to institute legal proceedings, which would be costly and would divert our resources from the development of our business. If we are unable to successfully assert and defend our proprietary rights in the technology utilized in our products, our future results could be adversely affected.

Although we attempt to avoid infringing known proprietary rights of third parties in our product development efforts, we may become subject to legal proceedings and claims for alleged infringement from time to time in the ordinary course of business. Any claims relating to the infringement of third-party proprietary rights, even if not meritorious, could result in costly litigation, divert management’s attention and resources, require us to reengineer or cease sales of our products or require us to enter into royalty or license agreements which are not advantageous to us. In addition, parties making claims may be able to obtain an injunction, which could prevent us from selling our products in the U.S. or abroad.

If we ship products that contain defects, the market acceptance of our products and our reputation will be harmed and our customers could seek to recover their damages from us.

Our products are complex, and despite extensive testing, may contain defects or undetected errors or failures that may become apparent only after our products have been shipped to our customers and installed in their network or after product features or new versions are released. Any such defect, error or failure could result in failure of market acceptance of our products or damage to our reputation or relations with our customers, resulting in substantial costs for us and our customers as well as the cancellation of orders, warranty costs and product returns. In addition, any defects, errors, misuse of our products or other potential problems within or out of our control that may arise from the use of our products could result in financial or other damages to our customers. Our customers could seek to have us pay for these losses. Although we maintain product liability insurance, it may not be adequate.

The rights of the holders of common stock may be impaired by the potential issuance of preferred stock.

Our certificate of incorporation gives our Board the right to create new series of preferred stock. As a result, the Board may, without stockholder approval, issue preferred stock with voting, dividend, conversion, liquidation or other rights which could adversely affect the voting power and equity interest of the holders of common stock. Preferred stock, which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our common stock. We may issue shares of preferred stock in the future.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board members.

We are a public company and subject to the reporting requirements of the Exchange Act, and the Sarbanes-Oxley Act of 2002. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal controls for financial reporting. For example, Section 404 of the Sarbanes-Oxley Act requires that our management report on the effectiveness of our internal controls structure and procedures for financial reporting. Section 404 compliance may divert internal resources and will take a significant amount of time and effort to complete. If we fail to maintain compliance under Section 404, or if our internal control over financial reporting continues to not be effective as defined under Section 404, we could be subject to sanctions or investigations by the NYSE American, the Commission, or other regulatory authorities. Furthermore, investor perceptions of our company may suffer, and this could cause a decline in the market price of our common stock. Any failure of our internal controls could have a material adverse effect on our stated results of operations and harm our reputation. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in an adverse opinion on internal controls from our independent auditors. We may need to hire a number of additional employees with public accounting and disclosure experience in order to meet our ongoing obligations as a public company, particularly if we become fully subject to Section 404 and its auditor attestation requirements, which will increase costs. Our management team and other personnel will need to devote a substantial amount of time to new compliance initiatives and to meeting the obligations that are associated with being a public company, which may divert attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations.

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We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, which may result in material misstatements of our financial statements or cause us to fail to meet our periodic reporting obligations.

We are required to comply with certain provisions of Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”). Section 404 requires that we document and test our internal control over financial reporting and issue management’s assessment of our internal control over financial reporting. Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2021. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Based on our assessment, as of December 31, 2021, we concluded that our internal control over financial reporting contained material weaknesses.

The weakness will not be considered remediated, however, until the applicable controls operate for a sufficient period of time and our management has concluded, through testing, that these controls are operating effectively. If we fail to comply with the requirements of Section 404 of the Sarbanes-Oxley Act, the accuracy and timeliness of the filing of our annual and quarterly reports may be materially adversely affected and could cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock. In addition, a material weakness in the effectiveness of our internal control over financial reporting could result in an increased chance of fraud and the loss of customers, reduce our ability to obtain financing and require additional expenditures to comply with these requirements, each of which could have a material adverse effect on our business, results of operations and financial condition.

If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to accounting controls and procedures, or if we discover material weaknesses and deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult.

If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to disclosure controls and procedures, or, if we discover material weaknesses and other deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult. Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal control over financial reporting. If material weaknesses or significant deficiencies are discovered or if we otherwise fail to achieve and maintain the adequacy of our internal control, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls are necessary for us to produce reliable financial reports and are important to helping prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock could drop significantly.

If securities or industry analysts do not publish research or reports about our business, or if they change their recommendations regarding our stock adversely, our stock price and trading volume could decline.

The trading market for our common stock will be influenced by the research and reports that industry or securities analysts publish about us or our business. Our research coverage by industry and financial analysts is currently limited. Even if our analyst coverage increases, if one or more of the analysts who cover us downgrade our stock, our stock price would likely decline. If one or more of these analysts cease coverage of our company or fail to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline.

The elimination of monetary liability against our directors, officers and employees under law and the existence of indemnification rights for or obligations to our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our certificate of incorporation contains a provision permitting us to eliminate the personal liability of our directors to us and our stockholders for damages for the breach of a fiduciary duty as a director or officer to the extent provided by Delaware law. We may also have contractual indemnification obligations under any future employment agreements with our officers. The foregoing indemnification obligations could result in us incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and the resulting costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit us and our stockholders.

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We do not anticipate paying dividends on our common stock and, accordingly, stockholders must rely on stock appreciation for any return on their investment.

We have never declared or paid cash dividends on our common stock and do not expect to do so in the foreseeable future. The declaration of dividends is subject to the discretion of our Board and will depend on various factors, including our operating results, financial condition, future prospects and any other factors deemed relevant by our Board. You should not rely on an investment in our company if you require dividend income from your investment in our company. The success of your investment will likely depend entirely upon any future appreciation of the market price of our common stock, which is uncertain and unpredictable. There is no guarantee that our common stock will appreciate in value.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.	PROPERTIES

Our corporate headquarters office utilizes 9,560 square feet of leased office space in Las Vegas, Nevada. Our Las Vegas leases commenced in January 2021 and August 2021, and expire in December 2022 and August 2024, respectively. The annual base rent under the leases, payable on a monthly basis, was approximately $272,000 during 2021.

We also lease additional corporate offices in Costa Mesa, California and New York, New York. Our leases expire between April 2023 and December 2024. The annual base rent under the leases, payable on a monthly basis, was approximately $119,000 during 2021.

We own a 617,000 square foot data center in Dowagiac, Michigan, in which we operate our cryptocurrency mining operations for our BNI segment, in addition to renting commercial office and warehouse space.

Our GWW segment leases 28,068 square feet of office, engineering, laboratory and warehouse space in Scottsdale, Arizona and Shelton, Connecticut. Our leases expire between September 2022 and May 2026. The annual base rent under the leases, payable on a monthly basis, was approximately $343,000 during 2021.

Our TOGI segment leases 40,850 square feet or office, engineering, laboratory and warehouse space in Milpitas, California, and Sonora, California. Our leases expire between September 2022 and November 2024. The annual base rent under the leases, payable on a monthly basis, was approximately $133,000 during 2021.

Our real estate segment owns and operates three hotels in Middleton, Wisconsin, a hotel and undeveloped land in Rockford, Illinois, all of which are subject to a mortgage, and a parcel of land in St. Peterburg, Florida.

We also lease facilities internationally. In September 2010, our wholly owned subsidiary, Gresham Power, entered into a fifteen-year lease for its 25,000 square-foot facility in Salisbury, the U.K., where it designs, develops, manufactures, markets and distributes commercial and military power products for the European market. Sales and service support staff for its European network of distributors are located within the building together with other functions, such as engineering and administration. Gresham Power Electronics’ rent expense is approximately $11,600 per month, and Gresham Power Electronics exercised the option to extend the lease through September 2024. Further, in June 2021, Enertec entered into a five-year lease with an option to extend the lease for an additional five-year term for its 32,900 square-foot facility in Karmiel, Israel, where it manufactures specialized electronic systems for the Israel military market. Enertec’s rent expense on the initial five-year lease is approximately $27,000 per month, In November 2020, we acquired Relec. In July 2020, Relec entered into a ten-year lease for its 7,490 square-foot facility in Dorset, the U.K., where it markets and distributes power electronics and display solutions for mission critical rail, industrial, medical, telecoms and military applications. Relec’s rent expense is approximately $5,000 per month.

We currently anticipate that the current leased space will be sufficient to support our current and foreseeable future needs.

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ITEM 3.	LEGAL PROCEEDINGS

Blockchain Mining Supply and Services, Ltd.

On November 28, 2018, Blockchain Mining Supply and Services, Ltd. (“Blockchain Mining”) a vendor who sold computers to our subsidiary, filed a Complaint (the “Complaint”) in the United States District Court for the Southern District of New York against us and our subsidiary, Digital Farms, Inc. (f/k/a Super Crypto Mining, Inc.), in an action captioned Blockchain Mining Supply and Services, Ltd. v. Super Crypto Mining, Inc. and DPW Holdings, Inc., Case No. 18-cv-11099.

The Complaint asserts claims for breach of contract and promissory estoppel against us and our subsidiary arising from the subsidiary’s alleged failure to honor its obligations under the purchase agreement. The Complaint seeks monetary damages in excess of $1.4 million , plus attorneys’ fees and costs.

We believe that these claims are without merit and intend to vigorously defend them.

On April 13, 2020, we and our subsidiary, jointly filed a motion to dismiss the Complaint in its entirety as against us, and the promissory estoppel claim as against our subsidiary. On the same day, our subsidiary also filed a partial Answer to the Complaint in connection with the breach of contract claim.

On April 29, 2020, Blockchain Mining filed an amended complaint (the “Amended Complaint”). The Amended Complaint asserts the same causes of action and seeks the same damages as the initial Complaint.

On May 13, 2020, we and our subsidiary, jointly filed a motion to dismiss the Amended Complaint in its entirety as against us, and the promissory estoppel claim as against of our subsidiary. On the same day, our subsidiary also filed a partial Answer to the Amended Complaint in connection with the breach of contract claim.

In its partial Answer, the Company’s subsidiary admitted to the validity of the contract at issue and also asserted numerous affirmative defenses concerning the proper calculation of damages.

On December 4, 2020, the Court issued an Order directing the Parties to engage in limited discovery (the “Limited Discovery”) which was completed on March 4, 2021. In connection therewith, the Court also denied the previously filed motion to dismiss without prejudice.

On June 2, 2021, we and our subsidiary filed a motion to dismiss (the “Motion to Dismiss”) the Amended Complaint in its entirety as against us, and the promissory estoppel claim as against the subsidiary.

The Motion to Dismiss has been fully briefed and is currently pending before the Court.

Based on our assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, we cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, we have established a reserve in the amount of the unpaid portion of the purchase agreement. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Ding Gu (a/k/a Frank Gu) and Xiaodan Wang Litigation

On January 17, 2020, Ding Gu (a/k/a Frank Gu) (“Gu”) and Xiaodan Wang (“Wang” and with “Gu” collectively, “Plaintiffs”), filed a Complaint (the “Complaint”) in the Supreme Court of the State of New York, County of New York against us and our Chief Executive Officer, Milton C. Ault, III, in an action captioned Ding Gu (a/k/a Frank Gu) and Xiaodan Wang v. DPW Holdings, Inc. and Milton C. Ault III (a/k/a Milton Todd Ault III a/k/a Todd Ault), Index No. 650438/2020.

The Complaint asserts causes of action for declaratory judgment, specific performance, breach of contract, conversion, attorneys’ fees, permanent injunction, enforcement of Guaranty, unjust enrichment, money had and received, and fraud arising from: (i) a series of transactions entered into between Gu and us, as well as Gu and Ault, in or about May 2019; and (ii) a term sheet entered into between Plaintiffs and DPW, in or about July 2019. The Complaint seeks, among other things, monetary damages in excess of $1.1 million, plus a decree of specific performance directing DPW to deliver unrestricted shares of DPW’s common stock to Gu, plus attorneys’ fees and costs.

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We believe that these claims are without merit and intend to vigorously defend them.

On May 4, 2020, we and Ault jointly filed a motion to dismiss the Complaint in its entirety, with prejudice (the “Motion to Dismiss”).

On July 28, 2021, the Court conducted oral argument (the “Oral Argument”), via Microsoft Teams, in connection with the Motion to Dismiss. During the Oral Argument, the Court informed the parties that the Court would be dismissing the fraud claim, in its entirety, and provided Plaintiffs an opportunity to amend their fraud claim within sixty days of the date of the Oral Argument.  The Court reserved decision on the other causes of action.

On December 14, 2021, the Court entered a Decision and Order in connection with the Motion to Dismiss (the “Order”) whereby the Court dismissed Plaintiff’s causes of action for specific performance, conversion, permanent injunction, and reiterated its prior determination that the fraud claim was also dismissed.  The Court denied the Motion to Dismiss in connection with the other causes of action asserted in the Complaint.

On January 26, 2022, we and Ault filed an Answer to the Complaint and asserted numerous affirmative defenses.

Based on our assessment of the facts underlying the above claims, the uncertainty of litigation, and the preliminary stage of the case, we cannot reasonably estimate the potential loss or range of loss that may result from this action. An unfavorable outcome may have a material adverse effect on our business, financial condition and results of operations.

Subpoena

The Company and certain affiliates and related parties have received several subpoenas from the SEC for the production of documents and testimony. The Company is fully cooperating with this non-public, fact-finding inquiry and management believes that the Company has operated its business in compliance with all applicable laws. The subpoenas expressly provide that the inquiry is not to be construed as an indication by the Commission or its staff that any violations of the federal securities laws have occurred, nor should they be considered a reflection upon any person, entity or security. However, there can be no assurance as to the outcome of this matter.

Other Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. We are regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. We record a liability when we believe that it is probable that a loss has been incurred and the amount can be reasonably estimated. If we determine that a loss is reasonably possible and the loss or range of loss can be estimated, we disclose the reasonably possible loss. We evaluate developments in our legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and make adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

With respect to our other outstanding matters, based on our current knowledge, we believe that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

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PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is listed on the NYSE American under the symbol NILE. Prior to December 13, 2021, our common stock was listed on the NYSE American under the symbol DPW. The following table sets forth our high and low closing sale prices per share of our common stock as reported by www.nasdaq.com on the NYSE American through March 31, 2022 and for each quarter for the past two fiscal years.

Fiscal Year Ended December 31, 2020
	High	Low
First Quarter	$2.48	$0.53
Second Quarter	$6.55	$0.71
Third Quarter	$5.24	$1.55
Fourth Quarter	$10.94	$1.44

Fiscal Year Ended December 31, 2021
	High	Low
First Quarter	$7.84	$2.97
Second Quarter	$3.27	$2.09
Third Quarter	$2.83	$2.18
Fourth Quarter	$2.47	$1.19

Fiscal Year Ending December 31, 2022
	High	Low
First Quarter	$1.34	$0.53

On April 11, 2022, the closing sale price per share of our common stock was $0.58.

Record Holders

As of December 31, 2021, shares of our common stock were issued and outstanding and were owned by 35 holders of record. A number of holders of our common stock are “street name” or beneficial holders whose shares of record are held by banks, brokers, and other financial institutions.

Dividend Policy

We have not declared or paid any cash dividends since our inception, and we do not intend to pay any cash dividends in the foreseeable future. The declaration of dividends in the future, if any, will be at the discretion of our Board and will depend upon our earnings, capital requirements, and financial position.

Equity Compensation Information

 The information required by this item regarding equity compensation plans is incorporated by reference to the information set forth in Item 12 of this Annual Report on Form 10-K.

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Recent Sales of Unregistered Securities

Not applicable.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

Not applicable with respect to the Company. However, as of December 31, 2021, Ault Alpha had purchased 6.1 million shares of our common stock at an average price of $2.16.

ITEM 6.	RESERVED

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Such forward-looking statements include statements regarding, among others, (a) our expectations about possible business combinations, (b) our growth strategies, (c) our future financing plans, and (d) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “approximate,” “estimate,” “believe,” “intend,” “plan,” “budget,” “could,” “forecast,” “might,” “predict,” “shall” or “project,” or the negative of these words or other variations on these words or comparable terminology. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. These statements may be found in this Annual Report.

Forward-looking statements are based on our current expectations and assumptions regarding our business, potential target businesses, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in this Annual Report, changes in local, regional, national or global political, economic, business, competitive, market (supply and demand) and regulatory conditions and the following:

●	Adverse economic conditions;

●	Our ability to effectively execute our business plan;

●	Inability to raise sufficient additional capital to operate our business;

●	Our ability to manage our expansion, growth and operating expenses;

●	Our ability to evaluate and measure our business, prospects and performance metrics;

●	Our ability to compete and succeed in highly competitive and evolving industries;

●	Our ability to respond and adapt to changes in technology and customer behavior;

●	Our ability to protect our intellectual property and to develop, maintain and enhance a strong brand; and

●	Other specific risks referred to in the section entitled “Risk Factors”.

We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. All forward-looking statements speak only as of the date of this Annual Report. We undertake no obligation to update any forward-looking statements or other information contained herein unless required by law.

Information regarding market and industry statistics contained in this Annual Report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See the section entitled “Risk Factors” for a more detailed discussion of risks and uncertainties that may have an impact on our future results.

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In this Annual Report, the “Company,” “BitNile,” “we,” “us” and “our” refer to BitNile Holdings, Inc., a Delaware corporation formerly known as Ault Global Holdings, which was incorporated in September 2017. We are a diversified holding company owning subsidiaries engaged in, among others, the following operating businesses: commercial and defense solutions, commercial lending, data center operations, Bitcoin mining and advanced textile technology. Our direct and indirect wholly owned subsidiaries include Gresham Worldwide, Inc. (“GWW”), TurnOnGreen, Inc., formerly known as Coolisys Technologies Corp. (“TOGI”), TOG Technologies, Inc. (“TOG Technologies”), Digital Power Corporation (“Digital Power”), Gresham Power Electronics Ltd. (“Gresham Power”), Enertec Systems 2001 Ltd. (“Enertec”), Relec Electronics Ltd. (“Relec”), Digital Power Lending, LLC (“DP Lending”), Ault Alliance, Inc. (“Ault Alliance”), Ault Global Real Estate Equities, Inc. (“AGREE”) and BitNile, Inc. (“BNI”). We also have a controlling interest in Microphase Corporation (“Microphase”), BNI has a controlling interest in Alliance Cloud Services, LLC (“ACS”), and Ault Alliance has a significant investment in Avalanche International Corp. (“Avalanche”).

Recent Events and Developments

On January 22, 2021, we entered into an At-The-Market Issuance Sales Agreement, as amended on February 17, 2021 and thereafter on March 5, 2021 (the “2021 Sales Agreement”), with Ascendiant Capital Markets, LLC, acting as the sales agent, relating to the sale of shares of common stock offered by a prospectus supplement and the accompanying prospectus, as amended by the amendments to the sales agreement dated February 16, 2021 and March 5, 2021. During the year ended December 31, 2021, in accordance with the terms of the 2021 Sales Agreement, we sold an aggregate of 52,552,353 shares of common stock from time to time through the sales agent for gross proceeds of $200 million.

On January 29, 2021, ACS, a majority-owned subsidiary of our wholly owned subsidiary, Ault Alliance, closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $4.0 million (the “Facility”). The purchase price was paid by our own working capital. Ownership of the Facility was subsequent assigned to BNI, another of our wholly owned subsidiaries.

On March 9, 2021, our wholly owned subsidiary, DP Lending, entered into a securities purchase agreement with Alzamend Neuro, Inc. (“Alzamend”), a related party, to invest $10 million in Alzamend common stock and warrants, subject to the achievement of certain milestones. We agreed to fund $4 million upon execution of the securities purchase agreement and to fund the balance upon Alzamend achieving certain milestones related to the U.S. Food and Drug Administration approval of Alzamend’s Investigational New Drug application and Phase 1a human clinical trials for Alzamend’s lithium based ionic cocrystal therapy, known as AL001. As of the date of this Annual Report, we have funded an aggregate of $6 million pursuant to the securities purchase agreement. Under the securities purchase agreement, Alzamend has agreed to sell up to 6,666,667 shares of its common stock to DP Lending for $10 million, or $1.50 per share, and issue to DP Lending warrants to acquire up to 3,333,334 shares of Alzamend common stock with an exercise price of $3.00 per share. The transaction was approved by our independent directors after receiving a third-party valuation report of Alzamend.

On May 12, 2021, we issued 275,862 shares of common stock to A&C upon the conversion of $400,000 of principal on an 8% Convertible Promissory Note dated February 5, 2020.

On June 11, 2021, we entered into a securities purchase agreement with Ault & Company, Inc., a Delaware corporation and a stockholder of ours (“A&C”). Pursuant to the terms of the agreement, A&C is entitled to purchase 1,000,000 shares of our common stock for a total purchase price of $2,990,000, at a purchase price per share of $2.99, which was $0.05 per share above the closing stock price on June 10, 2021.

On June 15, 2021, Alzamend closed an initial public offering at a price to the public of $5.00 per share. DP Lending purchased 2,000,000 shares of Alzamend’s common stock in the initial public offering for an aggregate of $10,000,000. Alzamend’s common stock is listed on The Nasdaq Capital Market under the ticker symbol “ALZN.”

On July 28, 2021, Alzamend received from the U.S. Food and Drug Administration a “Study May Proceed” letter for a Phase 1 study under the Alzamend’s Investigational New Drug application for AL001, a lithium-based ionic cocrystal oral therapy for patients with dementia related to mild, moderate, and severe cognitive impairment associated with Alzheimer’s disease.

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During the quarter ended September 30, 2021, we executed contracts to purchase 4,000 Antminer S-19 Pro Bitcoin miners. As of September 30, 2021, we had received 1,000 of the Bitcoin miners. The remaining 3,000 units are expected to be delivered at a rate of 300 units per month between October 2021 and July 2022. The gross purchase price is $27.3 million. In November 2021, we executed contracts to purchase an aggregate of 16,000 Bitcoin miners for $121 million. The purchase includes both the environmentally friendly S19 XP Antminers that feature a processing power of 140 terahashes per second (TH/s) with an energy consumption of 3.01 kilowatt-hours (kWh) and the S19j Pro Antminers that feature a processing power of 100 TH/s with an energy consumption of 2.95 kWh. Based on current delivery schedules, we expect that the 16,000 newly purchased miners will be shipped by Bitmain between March 2022 and September 2022. Approximately $92.4 million of the gross purchase price has been paid as of March 24, 2022 with the balance scheduled to be paid between April 2022 and November 2022.

On December 13, 2021, BNI closed an investment of Series A preferred stock of Earnity Inc., a decentralized finance (“DeFi”) marketplace based in San Mateo, California. BNI paid approximately $11.5 million for the shares of Earnity’s Series A preferred stock. Following the investment, BNI beneficially owned approximately 19.99% of Earnity’s common stock.

On December 15, 2021, our wholly owned subsidiary DP Lending entered into an exchange agreement with Imperalis Holding Corp (“IMHC”) pursuant to which IMHC issued us a convertible promissory note (the “Note”) in the principal amount of $101,528.77, in exchange for those certain promissory notes dated August 18, 2021 and November 5, 2021 previously issued by IMHC to DP Lending in the aggregate principal amount of $100,000, which prior notes had accrued interest of $1,528.77 as of the December 15, 2021. The Note accrues interest at 10% per annum, is due on December 15, 2023, and the principal, together with any accrued but unpaid interest on the amount of principal, is convertible into shares of IMHCs common stock at DP Lending’s option at a conversion price of $0.01 per share.

On December 16, 2021, we entered into a stock purchase agreement (the “Agreement”) with the majority stockholders of IMHC. Pursuant to the Agreement, we purchased 129,363,756 shares of IMHC’s common stock from the sellers in exchange for $200,000. Upon the closing of the Agreement, we owned a majority of IMHC’s Common Stock, resulting in a change in control of IMHC.

On December 22, 2021 (the “Closing Date”), AGREE Madison, LLC, a wholly owned subsidiary of AGREE, a wholly owned subsidiary of Ault Alliance, through various wholly owned subsidiaries (the “Property Owners”), entered into construction loan agreements (the “Loan Agreements”) in the aggregate amount of $68,750,000 (the “Loans”) in connection with the acquisition of four hotel properties (the “Properties”). The Properties were acquired on the Closing Date for an aggregate purchase price of $69,200,000, of which $2,500,000 was previously funded on deposit, $21,378,000 was paid by the Company on the Closing Date, and the remaining amounts were funded from the Loans. The remaining $23,428,000 of the Loans are available to be drawn upon by the Property Owners towards the completion of the $13,700,000 in property improvement plans (“PIPs”) the Property Owners agreed to undertake, as well as to fund working capital, interest reserves, franchise fees and other costs and expenses related to the acquisition. The Loans are due on January 1, 2025 (the “Maturity Date”), but may be extended by the Property Owners for two additional 12-month terms, subject to certain terms and conditions as set forth in the Loan Agreements. The Loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The Property Owners will make monthly installment payments of interest only, starting January 1, 2022.

On December 27, 2021, the Company and GWW entered into a Share Exchange Agreement (the “Exchange Agreement”) with Giga-tronics Incorporated, a California corporation (“GIGA”). Pursuant to the Exchange Agreement, GIGA will acquire all of the outstanding shares of capital stock of GWW in exchange for (i) issuing to the Company 2,920,085 shares of GIGA’s common stock (“GIGA Common Stock”) and 514.8 shares of a new series of preferred stock (“GIGA Preferred Stock”) which are convertible into an aggregate of 3,960,043 shares of GIGA Common Stock, subject to adjustment, and (ii) the assumption of GWW’s equity awards representing, on an as-assumed basis, 249,875 shares of GIGA’s restricted shares of common stock (the “Exchange Transaction”). Completion of the Exchange Transaction is subject to the approval of GIGA’s shareholders and customary closing conditions.

Immediately following the completion of the Exchange Transaction, GWW will be a wholly owned subsidiary of GIGA. In addition, the Exchange Agreement provides that, the Company shall loan to GIGA $4.25 million pursuant to a convertible promissory note (“Closing Date Loan”) upon the closing of the Exchange Transaction (the “Closing”), and following the Closing, GIGA will repurchase or redeem all of its shares of Series B, Series C, Series D and Series E preferred stock currently outstanding (the “Outstanding Preferred”). Assuming the repurchase of the Outstanding Preferred and based upon 2,725,010 shares of GIGA Common Stock currently outstanding, following the issuance to the Company of the shares of GIGA Common Stock and GIGA Preferred Stock pursuant to the Exchange Transaction, the Company would hold approximately 68% of the outstanding voting power and capital stock of GIGA, and existing holders of GIGA Common Stock would hold approximately 32%.

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On December 30, 2021, Third Avenue Apartments LLC (“Third Avenue Apartments”), which is a wholly owned subsidiary of AGREE Madison, LLC, closed upon the acquisition of certain real property located in St. Petersburg, Florida (the “Real Property”) together with all improvements on the Real Property and all singular rights and appurtenances pertaining thereto, including, but not limited to, (i) all entitlements, easements, rights, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Real Property, (ii) all tangible personal property, owned and assignable by Seller, located on or used in connection with the Real Property, including, without limitation, engineering studies, soils reports, (iii) all warranties, guaranties, indemnities and other similar rights relating to the Real Property and/or the assets transferred hereby, (iv) all permits, licenses, consents, approvals and entitlements related to the Real Property, (v) any rights of way, appendages appurtenances, easements, sidewalks, alleys, gores or strips of land adjoining or appurtenant to the Real Property or any portion thereof, if any, and used in conjunction therewith, and (vi) all intangible rights directly relating to the Real Property (collectively, with the Real Property, the “Property”).

The Property was acquired from Third Avenue at St Petersburg LLC (the “Seller”) pursuant to a contract of entered into by Third Avenue Apartments and the Seller. The purchase price for the property was $15,500,000, of which $1,500,000 was previously funded on deposit and the remaining $14,000,000 was paid by the Company on the Closing Date. The Company plans to use the Property for the development of a high-rise multi-family project.

On December 30, 2021, we issued of (i) secured promissory notes (individually, a “Note” and collectively, the “Notes”) with an aggregate principal face amount of approximately $66,000,000; (ii) five-year Class A warrants to purchase an aggregate of 14,095,350 shares of our common stock at an exercise price of $2.50, subject to adjustment; and (iii) five-year Class B warrants to purchase an aggregate of 1,942,508 shares of our common stock at an exercise price of $2.50 per share, subject to adjustment.

We agreed to file a registration statement to register the shares of common stock underlying the foregoing warrants and certain other shares underlying previously issued warrants to one of the investors.

We, certain of our subsidiaries and Esousa Holdings, LLC, as the collateral agent on behalf of the investors (the “Agent”) entered into a security agreement, pursuant to which we (i) pledged the equity interests in substantially all of our U.S. based subsidiaries and (ii) granted to the investors a security interest in substantially all of our deposit accounts, securities accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds therefrom. The entirety of the loan, including the original issue discount and accrued but unpaid interest, was fully paid off on March 30, 2022.

On February 4, 2022, we and our wholly owned subsidiary Ault Alliance entered into a securities purchase agreement providing for our purchase of BNI from Ault Alliance. As a result of this transaction, both BNI and Ault Alliance are each stand-alone wholly owned subsidiaries of ours.

On February 10, 2022, consistent with our objective to have BNI operate the entirety of our business that relates to cryptocurrencies, Ault Alliance assigned the entirety of its interest in ACS to BNI.

On February 25, 2022, we entered into an At-The-Market Issuance Sales Agreement (the “2022 Sales Agreement”), with Ascendiant Capital Markets, LLC, acting as the sales agent, relating to the sale of shares of common stock offered by a prospectus supplement and the accompanying prospectus. Through March 31, 2022 and in accordance with the terms of the 2022 Sales Agreement, we sold an aggregate of 140,658,096 shares of common stock from time to time through the sales agent for gross proceeds of approximately $110 million.

On March 20, 2022, we and our majority owned subsidiary IMHC entered into a securities purchase agreement (the “Agreement”) with TOGI, a wholly owned subsidiary of ours. According to the Agreement, we will (i) deliver to IMHC all of the outstanding shares of common stock of TOGI that we own, and (ii) forgive and eliminate the intracompany accounts between us and TOGI evidencing historical equity investments made by us in TOGI, in the approximate amount of $25,000,000, in consideration for the issuance by IMHC to us (the “Transaction”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “IMHC Preferred Stock”), with each such share having a stated value of $1,000. The closing of the Transaction is subject to our delivery to IMHC of audited financial statements of TOGI and other customary closing conditions. Immediately following the completion of the Transaction, TOGI will be a wholly owned subsidiary of IMHC. The parties to the Agreement have agreed that, upon completion of the Transaction, IMHC will change its name to TurnOnGreen, Inc., and, through an upstream merger whereby the current TOGI shall cease to exist, IMHC shall have TOGI’s two operating subsidiaries, TOG Technologies Inc. and Digital Power Corporation. Promptly following the closing of the Transaction, IMHC will dissolve its three dormant subsidiaries.

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Our Corporate Structure

On January 19, 2021, we changed our corporate name from DPW Holdings, Inc. to Ault Global Holdings, Inc. and, on December 13, 2021, we changed our corporate name from Ault Global Holdings, Inc. to BitNile Holdings, Inc. (together, the “Name Changes”). The Name Changes were each effected through a parent/subsidiary short form merger pursuant to an Agreement and Plan of Merger dated January 7, 2021 and December 1, 2021, respectively. Neither of the mergers nor the corresponding Name Change affected the rights of our security holders. Our common stock is traded on the NYSE American under the symbol “NILE.” Existing stock certificates that reflect our prior corporate name continue to be valid. Certificates reflecting the new corporate name are issued as old stock certificates are tendered for exchange or transfer to our transfer agent. Concurrently with the change in our name to Ault Global Holdings, Inc., Milton C. Ault III was appointed as our Executive Chairman, William B. Horne was appointed as our Chief Executive Officer and remains as Vice Chairman of our Board, and Henry Nisser was appointed as our President and remains as our General Counsel.

Commencing in October 2019 and continuing through February 2022, we reorganized our corporate structure pursuant to a series of transactions by and among BitNile Holdings and our directly and indirectly owned subsidiaries. The purpose of the reorganization was to align our various businesses by the products and services that constitute the majority of each subsidiaries’ revenues. As a result of the foregoing transactions, our streamlined corporate structure is currently as follows:

General

As a holding company, our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

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From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, sales of their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these (or similar) programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

Over the recent past we have provided capital and relevant expertise to fuel the growth of businesses in defense/aerospace, industrial, telecommunications, medical, crypto-mining, textiles and a select portfolio of commercial hospitality properties. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

We are a Delaware corporation with our corporate office located at 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. Our phone number is 949-444-5464 and our website address is www.bitnile.com.

Results of Operations

Results of Operations for the Years ended December 31, 2021 and 2020

The following table summarizes the results of our operations for the years ended December 31, 2021 and 2020.

	For the Year Ended
	December 31,
	2021	2020

Revenue	$32,096,000	$23,629,000
Revenue, cryptocurrency mining, net	3,450,000	-
Revenue, lending and trading activities	16,854,000	242,000
Total revenue	52,400,000	23,871,000
Cost of revenue	23,858,000	16,357,000
Gross profit	28,542,000	7,514,000

Total operating expenses	46,903,000	13,547,000

Loss from continuing operations	(18,361,000)	(6,033,000)
Interest and other income	808,000	105,000
Impairment of debt securities, net	(5,090,000)	-
Interest expense	(1,871,000)	(9,648,000)
Change in fair value of marketable equity securities	(1,327,000)	919,000
Realized gain on marketable securities	1,924,000	-
Loss from equity investment	(311,000)	-
Gain (loss) on extinguishment of debt	929,000	(18,706,000)
Change in fair value of warrant liability	(542,000)	(49,000)

Loss from continuing operations before income taxes	(23,841,000)	(33,412,000)
Income tax (provision) benefit	(130,000)	24,000
Loss from continuing operations	(23,971,000)	(33,388,000)
Net income from discontinued operations, net of taxes	-	661,000
Net loss	(23,971,000)	(32,727,000)
Less: Net gain attributable to non-controlling interest	(213,000)	-
Net loss attributable to BitNile Holdings	(24,184,000)	(32,727,000)
Preferred dividends	(18,000)	(18,000)
Net loss available to common stockholders	$(24,202,000)	$(32,745,000)

Comprehensive loss
Net loss available to common stockholders	$(24,202,000)	$(32,745,000)
Other comprehensive income (loss)
Foreign currency translation adjustment	85,000	482,000
Net unrealized gain (loss) on derivative securities of related party	(7,773,000)	3,312,000
Impairment of debt securities	9,300,000	-
Other comprehensive income	1,612,000	3,794,000
Total comprehensive loss	$(22,590,000)	$(28,951,000)

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Revenues

Revenues by segment for the years ended December 31, 2021 and 2020 are as follows:

	For the Year Ended December 31,		Increase
	2021	2020	(Decrease)%

GWW	$25,581,000	$18,213,000	$7,368,000	40%
TOGI	5,346,000	5,416,000	(70,000)	-1%
Ault Alliance:
Revenue, cryptocurrency mining, net	3,450,000	-	3,450,000	-
Revenue, lending and trading activities	16,854,000	242,000	16,612,000	6864%
Other	1,169,000	-	1,169,000	-
Total revenue	$52,400,000	$23,871,000	$28,529,000	120%

Our revenues increased by $28.5 million, or 120%, to $52.4 million for the year ended December 31, 2021, from $23.9 million for the year ended December 31, 2020.

GWW

GWW revenues increased by $7.4 million, or 40%, to $25.6 million for the year ended December 31, 2021, from $18.2 million for the year ended December 31, 2020. The increase in GWW revenue in 2021 includes an increase of $6.4 million from Relec, which was acquired on November 30, 2020. In the prior year period, revenue was constrained by a lack of working capital. The increase in revenue from our GWW segment for customized solutions for the military markets reflects our improved liquidity in 2021, as we were able to allocate additional funds to our defense business to improve its ability to fulfill backlog orders. Revenue from Enertec, which largely consists of revenue recognized over time, was $10.9 million for the year ended December 31, 2021, an increase of $1.7 million, or 17.9%, from $9.3 million in the prior-year period.

TOGI

TOGI revenues for the year ended December 31, 2021 of $5.3 million declined $70,000, or 1%, from $5.4 million for the year ended December 31, 2020.

Ault Alliance

While BNI acquired the Bitcoin mining operation from Ault Alliance on February 10, 2022, for purposes of this Annual Report, such operations are presented as being carried out under the name of Ault Alliance since this section discusses matters occurring during the fiscal year ended December 31, 2021.

Revenues from our cryptocurrency mining operations were $3.5 million for the year ended December 31, 2021, compared to nil for year ended December 31, 2020, as we resumed our cryptocurrency mining operations during the first quarter of 2021. Our decision to resume cryptocurrency mining operations in 2021 was based on several factors, which positively affected the number of active miners we operated, including the market prices of digital currencies, and favorable power costs available at the Facility.

Revenues from our lending and trading activities increased to $16.9 million for the year ended December 31, 2021, from $0.2 million for the year ended December 31, 2020, which is attributable to a significant allocation of capital from our equity financing transactions to our loan and investment portfolio. During the year ended December 31, 2021, DP Lending generated significant income from appreciation of investments in marketable securities as well as shares of common stock underlying convertible notes and warrants issued to DP Lending in certain financing transactions. Under its business model, DP Lending also generates revenue through origination fees charged to borrowers and interest generated from each loan.

Based upon the fair value of Alzamend common stock at December 31, 2021, which was $1.90 based on its closing price on such date, for the year ended December 31, 2021, we recorded an unrealized loss of $5.6 million related to our investment in Alzamend common stock.

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Revenues from our trading activities during the year ended December 31, 2021 included significant net gains on equity securities, including unrealized gains and losses from market price changes. These gains and losses have caused, and will continue to cause, significant volatility in our periodic earnings.

Gross Margins

Gross margins increased to 54.5% for the year ended December 31, 2021 compared to 31.5% for the year ended December 31, 2020. Our gross margins have typically ranged between 33% and 37%, with slight variations depending on the overall composition of our revenue. During 2022, we expect our gross margins will increase significantly from Bitcoin mining, which is expected to have significantly higher gross margins.

Our gross margins of 54.5% recognized during the year ended December 31, 2021, were impacted by the favorable margins from our lending and trading activities. Excluding the effects of margin from our lending and trading activities, our adjusted gross margins for the year ended December 31, 2021, would have been 32.9%, consistent with our historical range.

Research and Development

Research and development expenses increased by $0.2 million to $2.0 million for the year ended December 31, 2021, from $1.8 million for the year ended December 31, 2020. The increase in research and development expenses is due to costs incurred at TOGI related to the development of our EV charger products.

Selling and Marketing

Selling and marketing expenses were $7.8 million for the year ended December 31, 2021, compared to $1.2 million for the year ended December 31, 2020, an increase of $6.6 million, or 560%. The increase was the result of increases in personnel costs directly attributed to an increase in sales and marketing personnel, consultants and advertising spending primarily at Ault Alliance related to digital marketing and digital learning initiatives. The increase is also attributable to costs incurred at TOGI to grow our selling and marketing infrastructure related to our EV charger products.

General and Administrative

General and administrative expenses were $36.7 million for the year ended December 31, 2021, compared to $12.5 million for the year ended December 31, 2020, an increase of $24.2 million, or 193%. General and administrative expenses increased from the comparative prior period, mainly due to:

●	non-cash stock compensation costs of $7.8 million;
●	the accrual of a $5.1 million performance bonus related to realized gains on trading activities during the period;
●	general and administrative costs of $1.4 million from Relec, which was acquired on November 30, 2020;
●	increased costs related to the Facility, operated by ACS; and
●	higher consulting, audit, legal and insurance costs.

Loss From Continuing Operations

We recorded a loss from continuing operations of $18.4 million for the year ended December 31, 2021, compared to a loss from continuing operations of $6.0 million for the year ended December 31, 2020. The change in operating results is attributable to the increase in operating expenses, primarily general and administrative expenses partially offset by the increase in revenue and gross margins.

Interest and Other Income

Interest and other income was $0.8 million for the year ended December 31, 2021 compared to $0.1 million for the year ended December 31, 2020. Other income for the year ended December 31, 2021 included a $0.4 million gain related to the release of certain escrow funds related to the 2017 acquisition of Enertec.

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Impairment of Debt Securities, Net

Debt securities are evaluated periodically to determine whether a decline in their value is other than temporary. We utilize criteria such as the magnitude and duration of the decline, in addition to the reason underlying the decline, to determine whether the loss in value is other than temporary. The term “other than temporary” is not intended to indicate that the decline is permanent. It indicates that the prospects for a near term recovery of value are not necessarily favorable, or that there is a lack of evidence to support fair values equal to, or greater than, the carrying value of the investment. Once a decline in value is determined to be other than temporary, the value of the security is reduced and a corresponding charge to earnings is recognized.

Impairment of debt securities consisted of the following as of December 31, 2021 and 2020:

	For the Year Ended
	December 31,
	2021	2020
Impairment of debt securities	$(9,300,000)	$-
Accretion of discount on note receivable, related party	4,210,000	-
Total	$(5,090,000)	$-

During the fourth quarter of 2021, we determined that the decline in value fair value of the warrant derivative securities that we received as a result of our investment in AVLP was other than temporary. We recorded an impairment of debt securities of $9.3 million with a corresponding adjustment to other comprehensive income reducing prior unrealized losses.

Accretion of discount on note receivable, related party was $4.2 million for the year ended December 31, 2021, compared to nil for the year ended December 31, 2020, due to the significant decline in the value of warrants in AVLP, accretion of the warrant discount was accelerated, resulting in a discount of nil related to warrants issued in conjunction with the convertible promissory note of AVLP as of December 31, 2021.

Interest Expense

Interest expense was $1.9 million for the year ended December 31, 2021, compared to $4.4 million for the year ended December 31, 2020. The decrease in interest expense for the year ended December 31, 2021 was primarily related to the decrease in our average level of borrowings during the year. The significant borrowings during the year ended December 31, 2021 were made during the month of December 2021.

Change in Fair Value of Warrant Liability

During the year ended December 31, 2021, the fair value of the warrants that were issued during 2021 in a series of debt financings increased by $0.5 million. The fair value of these warrants is re-measured at each financial reporting period and immediately before exercise, with any changes in fair value recorded as change in fair value of warrant liability in the Consolidated Statements of Operations and Comprehensive Loss.

Change in Fair Value of Marketable Equity Securities

Change in fair value of marketable equity securities was a loss of $1.3 million for the year ended December 31, 2021, compared to a loss of $0.9 million for the year ended December 31, 2020.

Realized Gain on Marketable Securities

Realized gain on marketable securities was $1.9 million for the year ended December 31, 2021, compared to nil for the year ended December 31, 2020.

Gain (Loss) on Extinguishment of Debt

Gain on extinguishment of debt was $0.9 million for the year ended December 31, 2021, as we received forgiveness of loans made under the Paycheck Protection Program. Loss on extinguishment of debt was $18.7 million for the year ended December 31, 2020, as principal and accrued interest of $6.4 million and $2.2 million, respectively, on our debt securities was satisfied through the issuance of 9.6 million shares of common stock. We recognized a loss on extinguishment of $15.6 million as a result of these issuances. The remaining loss on extinguishment is primarily due to the estimated fair value of warrants to purchase an aggregate of 1.7 million shares of common stock that were issued to Esousa pursuant to the Master Exchange Agreement.

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Net Gain From Discontinued Operations

During the first quarter of 2020, we discontinued the restaurant operations of I.AM. Management determined that the permanent closing of the restaurant operations met the criteria for presentation as discontinued operations. Accordingly, the results of the restaurant operations are presented as discontinued operations in our consolidated statements of operations and comprehensive loss and are excluded from continuing operations for all periods presented. In November 2020, I.AM filed a voluntary petition for bankruptcy under Chapter 7 and we ceded authority for managing the business to the Bankruptcy Court, resulting in the deconsolidation I.AM.

Net Loss

For the foregoing reasons, our net loss for the year ended December 31, 2021 was $24.2 million compared to a net loss of $32.7 million for the year ended December 31, 2020.

Other Comprehensive Income

Other comprehensive income was $1.6 million and $3.8 million for the years ended December 31, 2021 and 2020, respectively. During the fourth quarter of 2021, we determined that the decline in value fair value of the warrant derivative securities that we received as a result of our investment in AVLP was other than temporary. We recorded an impairment of debt securities of $9.3 million with a corresponding adjustment to other comprehensive income reducing prior unrealized losses, including $7.8 million of unrealized losses for the year ended December 31, 2021. During the year ended December 31, 2020, unrealized gains in the warrant derivative securities of AVLP was the primary component of other comprehensive income.

Liquidity and Capital Resources

On December 31, 2021, we had cash and cash equivalents and restricted cash of $21.2 million. This compares with cash and cash equivalents of $18.7 million at December 31, 2020. The increase in cash and cash equivalents was primarily due to cash provided by financing activities related to our 2021 ATM Offering and debt offerings. Our cash and cash equivalents as of April 1, 2022 were approximately $30 million

Net cash used in continuing operating activities totaled $61.7 million for the year ended December 31, 2021, compared to $11.2 million for the year ended December 31, 2020. Cash used for operating activities included $29.4 million net cash used for marketable securities related to trading activities related to the operations of DP Lending.

Net cash used in investing activities was $355.5 million for the year ended December 31, 2021, compared to $7.8 million for the year ended December 31, 2020 and reflects the following transactions:

●	Capital Expenditures for Bitcoin Mining Equipment – $75.0 million of capital expenditures related to Bitcoin mining equipment at Ault Alliance, $64.1 million of which represents deposits to secure the delivery of Bitcoin miners. The purchase agreements include 4,600 environmentally friendly S19 XP Antminers from Bitmain that feature a processing power of 140 TH/s and 16,000 S19j Pro Antminers that feature a processing power of 100 TH/s. As of December 31, 2021, we had received 1,885 S19j Pro Antminers. During the year ended December 31, 2021, we capitalized $1.0 million of shipping costs and $1.2 million of third-party commissions related to cryptocurrency machines and related equipment. We expect to receive delivery of the full 20,600 Bitcoin miners by December 2022. Beginning in March of 2022, we expected to receive approximately 2,300 miners per month.

●	Acquisition of Hotels – On December 22, 2021, our real estate segment acquired four hotel properties for $71.3 million consisting of a 136-room Courtyard by Marriott, a 133-room Hilton Garden Inn and a 122-room Residence Inn by Marriott in Middleton, WI, as well as a 135-room Hilton Garden Inn in Rockford, IL. The purchase price consisted of $69.2 million paid to the seller and $2.1 million of direct transaction costs.

●	Acquisition of St. Peterburg Land – On December 30, 2021, our real estate segment acquired certain real property located at the southeast corner of 5th Street North and 3rd Avenue North in St. Petersburg, FL. The purchase price for the property was $15.5 million. We plan to use the property for the development of a high-rise multi-family project.

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●	Acquisition of Michigan Cloud Data Center – On January 29, 2021, ACS closed on the acquisition of the Facility, which is located on a 34.5 acre site in southern Michigan, for a purchase price of $3.9 million. We have invested an additional $6.8 million to upgrade the facility, primarily to build out the 30,000 square foot data center within the facility.

●	Investment in Alzamend – On March 9, 2021, DP Lending, entered into a securities purchase agreement with Alzamend, a related party, to invest $10 million in Alzamend common stock and warrants, subject to the achievement of certain milestones. We funded $4 million upon execution of the securities purchase agreement, $2 million in July 2021 upon Alzamend achieving U.S. Food and Drug Administration approval of Alzamend’s Investigational New Drug application for its Phase Ia clinical trials for AL001, and agreed to fund the final $4 million based upon Alzamend’s completion of its Phase Ia clinical trials for AL001, which was announced in March 2022. Under the securities purchase agreement, Alzamend sold to DP Lending an aggregate of 6,666,667 shares of its common stock to DP Lending for $10 million, or $1.50 per share, and issued warrants to acquire up to 3,333,334 shares of Alzamend common stock with an exercise price of $3.00 per share. The transaction was approved by our independent directors after receiving a third-party valuation report of Alzamend.

●	Investment in Ault & Company – On February 25, 2021, Ault & Company, a related party, sold and issued an 8% secured promissory note in the principal amount of $2.5 million to us. The principal amount of the secured promissory note, plus any accrued and unpaid interest at a rate of 8% per annum, is due and payable on December 31, 2022.

●	Investment of ADTC initial public offering proceeds – During December 2021, we invested $116.7 million in cash and marketable securities in a trust account. Cash and marketable securities held in the trust account represents cash and U.S. treasury bills that were purchased with funds raised through the initial public offering of ADTC, a consolidated SPAC. The funds raised are held in a trust account that is restricted for use and may only be used for purposes of completing an initial business combination or redemption of the common stock of ADTC, as set forth in the trust agreement.

Historically, we have financed our operations principally through issuances of convertible debt, promissory notes and equity securities. During 2021, we continued to successfully obtain additional debt and equity financing. Net cash provided by financing activities was $419.9 million for the year ended December 31, 2021, compared to $37.3 million for the year ended December 31, 2020, and reflects the following transactions:

●	2021 ATM offering – On January 22, 2021, we entered into the 2021 Sales Agreement with Ascendiant to sell shares of common stock having an aggregate offering price of up to $50 million from time to time, through the 2021 ATM Offering. On February 16, 2021, we filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the 2021 Sales Agreement to $125 million in the aggregate, inclusive of the up to $50 million in shares of common stock previously sold in the 2021 ATM Offering. On March 5, 2021, we filed a second amendment to the prospectus supplement with the SEC to further increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the 2021 Sales Agreement to $200 million in the aggregate, inclusive of the up to $125 million in shares of common stock previously sold in the 2021 ATM Offering. The offer and sale of shares of common stock from the 2021 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-251995) which became effective on January 20, 2021. Through December 31, 2021, we had received gross proceeds of $200 million through the sale of 52,552,353 shares of common stock from the 2021 ATM Offering. The 2021 ATM Offering was terminated in December 2021.

●	December 2021 Secured Promissory Notes – On December 30, 2021, we entered into a securities purchase agreement with certain sophisticated investors providing for the issuance of secured promissory notes that bear interest at 8% per annum with an aggregate principal face amount of approximately $66 million including a 10% original issue discount. The secured promissory notes were repaid in March 2022.

●	AGREE Madison Construction Loan Agreements – On December 22, 2021, our real estate segment entered into the Loan Agreements. The outstanding balances under the Loans was $55.1 million as of December 31, 2021. The Loans are due on January 1, 2025, but may be extended for two additional 12-month terms, subject to certain terms and conditions as set forth in the Loan Agreements. The Loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The real estate segment subsidiaries began making monthly installment payments of interest only, starting January 1, 2022.

●	Proceeds from initial public offering of ADTC – In December 2021, we received $112.1 million in gross proceeds from the initial public offering of ADTC.

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Subsequent to December 31, 2021, on February 25, 2022, we entered into the 2022 Sales Agreement with Ascendiant to sell shares of common stock having an aggregate offering price of up to $200 million from time to time, through the 2022 ATM Offering. The offer and sale of shares of common stock from the 2022 ATM Offering was made pursuant to our effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-260618) which became effective on November 12, 2021. As of March 31, 2022, the Company had sold an aggregate of 140.7 million shares of common stock pursuant to the 2022 ATM Offering for gross proceeds of $110.4 million. The shares were sold at an average price of $0.78 per share.

We believe our current cash on hand combined with the proceeds from the 2022 ATM Offering are sufficient to meet our operating and capital requirements for at least the next twelve months from the date the financial statements for the year ended December 31, 2021 are issued.

Critical Accounting Policies

Variable Interest Entities

For VIEs, we assess whether we are the primary beneficiary as prescribed by the accounting guidance on the consolidation of a VIE. The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the performance of the entity and the obligation to absorb the losses or the right to receive the benefits that could potentially be significant to the entity.

We evaluate our business relationships with related parties to identify potential VIEs under Accounting Standards Codification (“ASC”) 810, Consolidation. We consolidate VIEs in which we are considered to be the primary beneficiary. Entities are considered to be the primary beneficiary if they have both of the following characteristics: (i) the power to direct the activities that, when taken together, most significantly impact the VIE’s performance; and (ii) the obligation to absorb losses and right to receive the returns from the VIE that would be significant to the VIE. Our judgment with respect to our level of influence or control of an entity involves the consideration of various factors including the form of our ownership interest, our representation in the entity’s governance, the size of our investment, estimates of future cash flows, our ability to participate in policy making decisions and the rights of the other investors to participate in the decision making process and to replace us as manager and/or liquidate the joint venture, if applicable.

Variable Interest Entity Considerations - Avalanche

We have determined that AVLP is a VIE as it does not have sufficient equity at risk. We do not consolidate AVLP because we are not the primary beneficiary and do not have a controlling financial interest. To be a primary beneficiary, an entity must have the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, among other factors. Although we have made a significant investment in AVLP, we have determined that Philou, which controls AVLP through the voting power conferred by its equity investment and which is deemed to be more closely associated with AVLP, is the primary beneficiary. As a result, AVLP’s financial position and results of operations are not consolidated in our financial position and results of operations.

Equity Investment in Unconsolidated Entity

As of December 31, 2021, our ownership percentage of AVLP was less than 20%. During the fourth quarter of 2021, we made additional advances to AVLP under the existing loan agreement and our consolidated VIE, Ault Alpha, entered into a loan agreement with AVLP totaling $3.6 million. Due to our cumulative lending position to AVLP and the facts and circumstances surrounding the terms of loan agreements, we reevaluated our level of influence over AVLP and determined that the equity ownership in AVLP should be accounted for under the equity method of accounting.

The basis of our previously held interest in AVLP was remeasured to fair value immediately before adopting the equity method of accounting. Our interest in AVLP as of December 31, 2020 has been presented as an equity investment in an unconsolidated entity, consistent with the current year presentation.

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We have invested in AVLP based on the potential global impact of the novel technology of AVLP. AVLP has developed a novel cost effective and environmentally friendly material synthesis technology for textile applications. AVLP’s Multiplex Laser Surface Enhancement is a unique technology that has the ability to treat both natural and synthetic textiles for a wide variety of functionalities, including dyeability and printing enhancements, hydrophilicity, hydrophobicity, fire retardancy and anti-microbial properties. The use of water, harmful chemicals and energy is significantly reduced in comparison to conventional textile treatment methods.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Because we are a smaller reporting company, this section is not applicable.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements required by this Item 8 are included in this Annual Report following Item 16 hereof. As a smaller reporting company, we are not required to provide supplementary financial information.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

ITEM 9A.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

As of December 31, 2021, we have carried out an evaluation, under the supervision of, and with the participation of, our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have established disclosure controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and is accumulated and communicated to management, including the principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

Based upon that evaluation, our principal executive officer and principal financial officer, with the assistance of other members of the Company's management, have evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this annual report and has determined that our disclosure controls and procedures were not effective due to the material weaknesses as described herein.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2021. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated 2013 Framework. Our management has concluded that, as of December 31, 2021, our internal control over financial reporting was not effective.

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A material weakness is a control deficiency (within the meaning of the PCAOB Auditing Standard No. 2) or combination of control deficiencies that result in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management has identified the following material weaknesses:

1.	We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including applying complex accounting principles relating to consolidation accounting and fair value estimates, in a timely manner.

2.	Due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the control deficiency that resulted represented a material weakness.

3.	Our primary user access controls (i.e. provisioning, de-provisioning, privileged access and user access reviews) to ensure appropriate authorization and segregation of duties that would adequately restrict user and privileged access to the financially relevant systems and data to appropriate personnel were not designed and/or implemented effectively. We did not design and/or implement sufficient controls for program change management to certain financially relevant systems affecting our processes.

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Planned Remediation

Management continues to work to improve its controls related to our material weaknesses, specifically relating to user access and change management surrounding our IT systems and applications. Management will continue to implement measures to remediate material weaknesses, such that these controls are designed, implemented, and operating effectively. The remediation actions include: (i) enhancing design and documentation related to both user access and change management processes and control activities; and (ii) developing and communicating additional policies and procedures to govern the area of IT change management. In order to achieve the timely implementation of the above, management has commenced the following actions and will continue to assess additional opportunities for remediation on an ongoing basis.

•	Engaging a third-party specialist to assist management with improving the Company’s overall control environment, focusing on change management and access controls,
•	Implementing new applications and systems that are aligned with management’s focus on creating strong internal controls; and
•	Continuing to increase headcount across the Company, with a particular focus on hiring individuals with strong Sarbanes Oxley and internal control backgrounds.

We are currently working to improve and simplify our internal processes and implement enhanced controls, as discussed above, to address the material weaknesses in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. These material weaknesses will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Despite the existence of these material weaknesses, we believe that the consolidated financial statements included in the period covered by this Annual Report on Form 10-K fairly present, in all material respects, our financial condition, results of operations and cash flows for the periods presented in conformity with U.S. generally accepted accounting principles.

Changes in Internal Controls over Financial Reporting

During the most recent fiscal quarter 2021 there were no significant changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION

None.

ITEM 9C.	DISCLOSURE REGARDING FOREIGN JURISDICTIONS THAT PREVENT INSPECTIONS

 No applicable.

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the positions and offices presently held by each of our current directors and executive officers and their ages:

			Served as a
		Position and Offices	Director and
Name	Age	Held with the Company	Officer Since
Milton C. Ault, III (1)	52	Executive Chairman of the Board	2017
William B. Horne (1)	53	Chief Executive Officer, Vice Chairman and Director	2016
Henry Nisser (1)	53	President, General Counsel and Director	2019
Kenneth S. Cragun (1)	61	Chief Financial Officer	2020
Robert O. Smith	77	Lead Independent Director	2016
Moti Rosenberg	74	Director	2015
Jeffrey A. Bentz	62	Director	2018
Howard Ash	62	Director	2020

(1)	Executive Officer.

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Each of the directors named above will serve until the next annual meeting of our stockholders or until his respective successor is elected and qualified. Subject to the terms of applicable employment agreements, our executive officers serve at the discretion of our Board.

Mr. Milton C. Ault, III

On January 19, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the Board. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Mr. Ault has served as the Chairman of the Board of ADTC, an NYSE listed Special Purpose Acquisition Company, or SPAC, since its incorporation in February 2021. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman until its IPO, when he became Alzamend’s Chairman Emeritus and a consultant. Mr. Ault has served as Chairman and Chief executive Officer of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

William B. Horne

Mr. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) from August 2013 to May 2019. Mr. Horne has served as the Chief Executive Officer and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Horne is a director and Chief Financial Officer of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Horne has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016 and became its Chairman of the board upon consummation of its IPO. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry Nisser

Mr. Nisser has served as a member of our Board since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as our President. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Nisser has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

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Kenneth S. Cragun

Mr. Cragun was appointed as our Chief Financial Officer on August 19, 2020. Prior to his appointment as Chief Financial Officer, Mr. Cragun served as our Chief Accounting Officer since October 1, 2018. Mr. Cragun has served as the Chief Financial Officer of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Cragun has been the Chief Financial Officer of Alzamend Neuro, Inc., a development stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. He served as a CFO Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty included serving as CFO of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL) and a nationwide leader in technology driven, healthcare-related, risk management programs and of RISA Tech, Inc. a private structural design and optimization software company. Mr. Cragun was also CFO of two NASDAQ-listed companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun serves on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. (NASDAQ: VERB). Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo. Mr. Cragun’s industry experience is vast, with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans and lines of credit.

Robert O. Smith

Mr. Smith serves as our lead independent director. Previously, he served as a member of our Board from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of our Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Jeffrey Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. Mr. Bentz has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

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Howard Ash

Mr. Ash serves as one of our independent directors. Mr. Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc. (NASDAQ-NETE) from June 13, 2016 through July 13, 2020, serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the U.K. based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the U.S. and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as one of our directors.

Corporate Governance

Our Board is currently composed of seven members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nominating and Governance Committee. The membership and the function of each of the committees are described below. Our Board may, from time to time, establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee can be found on our website at https://bitnile.com.

Audit Committee

Messrs. Ash, Smith and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Messrs. Ash and Smith qualify as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American Rules. Mr. Ash serves as the Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Smith, Bentz and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer, President and Chief Financial Officer; and administering our stock option plans and other benefit plans.

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Nominating and Governance Committee

Messrs. Smith, Ash, Rosenberg and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Executive Committee

As a holding company, our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value, such as activist trading. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer

Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton C. (Todd) Ault, III, we seek to find undervalued companies and disruptive technologies with a global impact. We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on William B. Horne, our Vice Chairman and Chief Executive Officer, and Henry Nisser, our President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

Our Executive Committee acts as the underwriting committee for DP Lending and approves all lending transactions. Under its business model, DP Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. DP Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to DP Lending in any particular financing. DP Lending’s activities are more fully described elsewhere in this Annual Report; see page 10.

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Involvement in Certain Legal Proceedings

Except as set forth below, to the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

●	or been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.	Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of 2 years. As part of that settlement, Mr. Ault agreed that before he would reapply for association with FINRA, if at all, he would make restitution to certain investors. Mr. Ault was able to speak with and pay restitution to one of the investors, but no others. As a result, Mr. Ault is neither eligible, nor does he intend, to apply for association with FINRA.

2.	On June 23, 2015, Local Corporation, a Delaware corporation, filed a voluntary petition for reorganization under Chapter 11 of the US Bankruptcy Code. Mr. Cragun, our chief financial officer, was chief financial officer of Local Corporation at the time of filing.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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Family Relationships

There are no family relationships among our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the current fiscal year and the year ended December 31, 2021, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2021, all of our directors inadvertently filed one late Form 4 reporting one transaction.

Code of Ethics

We have adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions. The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at https://bitnile.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our President, Henry Nisser, we will provide without charge, a copy of our Code of Ethical Conduct.

ITEM 11.	EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2021 and 2020, by our Chief Executive Officer. Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Milton C. Ault, III	2021	400,000	821,667	1,632,000	1,301,440	39,918	4,195,025
Executive Chairman of the Board (3)	2020	400,000	200,000	0	0	30,202	630,202
William B. Horne	2021	300,000	617,500	1,632,000	1,301,440	41,798	3,892,738
Chief Executive Officer	2020	300,000	150,000	0	0	45,164	495,164
Henry C. Nisser	2021	300,000	217,500	1,632,000	1,301,440	18,800	3,469,740
President and General Counsel (4)	2020	225,000	100,000	0	0	11,825	336,825

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of health insurance benefits, vehicle allowance, long-term and short-term disability insurance benefits, and 401K matching amounts.
(3)	Mr. Ault was appointed as our Executive Chairman of the Board on January on January 19, 2021. Prior to the time, he was our Chief Executive Officer.
(4)	Mr. Nisser was appointed as our President on January 19, 2021. Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

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Employment Agreements

Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

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William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne will be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne is entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Further, Mr. Horne is entitled to receive equity participation as follows: a grant of restricted stock in the aggregate amount of 1,250 shares of common stock, which shares shall vest in installments of two hundred fifty (250) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser was to be paid a base salary of $200,000 per annum (the “Base Salary”).

Upon the effective date of the Agreement, Mr. Nisser was entitled to a signing bonus in the amount of $50,000, with $25,000 being payable upon the effective date and $25,000 being payable no later than September 1, 2019. In addition, Mr. Nisser is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee, which bonus shall not exceed 300% of the Base Salary.

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Further, Mr. Nisser is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 250,000 shares of common stock, which shares shall vest ratably over 48 months beginning with the first month after the effective date, and (B) an option to purchase 200,000 shares of common stock at a per share exercise price equal to the closing market price on the effective date, which option shall have a term of seven (7) years.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

 Advisory Vote on Executive Compensation

At the annual meeting of stockholders on July 2, 2019, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2021 to the named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault, III	128,767	71,233	71,233	1.79	9/17/2030
	0	400,000	400,000	2.55	4/26/2031
William B. Horne	128,767	71,233	71,233	1.79	9/17/2030
	0	400,000	400,000	2.55	4/26/2031
Henry C. Nisser	128,767	71,233	71,233	1.79	9/17/2030
	0	400,000	400,000	2.55	4/26/2031

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Director Compensation

Beginning July 1, 2019, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who receives a base amount of $45,000 annually due to the additional services to be provided by Mr. Smith as a lead independent director and Mr. Ash, who will receive a base amount of $45,000 annually due to anticipated additional services provided by Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2021:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	110,000	408,000	431,430	—	949,430
Jeffrey A. Bentz	100,000	408,000	431,430	—	939,430
Mordechai Rosenberg	100,000	408,000	431,430	—	939,430
Howard Ash	110,000	408,000	431,430	—	949,430

Stock Incentive Plans

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 175,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (i) 2017 Stock Incentive Plan, under which options to acquire up to 2,500 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (ii) 2016 Stock Incentive Plan, under which options to acquire up to 5,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (iii) 2012 Stock Option Plan, as amended, which provides for the issuance of a maximum of 1,716 shares of common stock to be offered to the Company’s directors, officers, employees, and consultants, (iv) 2021 Stock Incentive Plan, under which 7,500,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company's directors, officers, employees and consultants, and (v) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 980,000 shares of common stock (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2021, options to purchase 3,395,919 shares of common stock were issued and outstanding, and 2,841,699 shares are available for future issuance under the Plans.

401(k) Plan

BitNile, TOGI and Microphase have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally covers all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The BitNile and TOGI 401(k) plans, includes matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits make discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

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ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of March 31, 2022 by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of April 11, 2022, there were 268,307,612 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 11, 2022 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

	Number of
	shares		Approximate
	beneficially		percent
Name and address of beneficial owner	owned		of class
Directors and Officers: (1)
Milton C. Ault, III	10,224,008	(2)	3.79%
William Horne	436,640	(3)	*
Henry Nisser	439,584	(4)	*
Ken Cragun	176,042	(5)	*
Robert Smith	225,887	(6)	*
Mordechai Rosenberg	245,833	(7)	*
Jeffrey A. Bentz	245,842	(7)	*
Howard Ash	200,833	(7)	*
All directors and executive officers as a group (eight persons)	12,194,669		4.50%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o BitNile Holdings, Inc., 11411 Southern Heights Pkwy, Suite240, Las Vegas, NV 89141.

(2)	Includes 7,872 shares owned by Philou Ventures, 1,658,916 shares owned by Ault & Company, 94 shares underlying warrants held by Ault & Company, 1,000,000 shares beneficially owned by Ault & Company and 7,100,000 shares owned by Ault Alpha, all of which may be deemed beneficially owned by Mr. Ault. Also includes 66,667 shares of common stock issuable pursuant to stock incentive grants, options to purchase 233,334 shares of common stock that are exercisable within 60 days of March 31, 2022, and 157,125 shares of common stock.

(3)	Includes 66,667 shares of common stock issuable pursuant to stock incentive grants and options to purchase 233,334 shares of common stock that are exercisable within 60 days of March 31, 2022.

(4)	Includes 66,667 shares of common stock issuable pursuant to stock incentive grants and options to purchase 233,334 shares of common stock that are exercisable within 60 days of March 31, 2022.

(5)	Includes 25,000 shares of common stock issuable pursuant to a stock incentive grant and options to purchase 126,042 shares of common stock that are exercisable within 60 days of March 31, 2022.

(6)	Includes 12,500 shares of common stock issuable pursuant to a stock incentive grant, options to purchase 133,333 shares of common stock and warrants to purchase 54 shares of common stock that are exercisable within 60 days of March 31, 2022.

(7)	Includes 12,500 shares of common stock issuable pursuant to a stock incentive grant and options to purchase 133,333 shares of common stock that are exercisable within 60 days of March 31, 2022.

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Equity Compensation Information

The following table summarizes information about our equity compensation plans as of December 31, 2021.

			Number of securities
	Number of securities	Weighted-	remaining available for
	to be issued	average	future issuance under
	upon exercise	exercise price	equity compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants and rights	options, warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	3,396,316	2.52	2,841,699
Equity compensation plans not approved by stockholders	3,000,000	2.33	-
Total	6,396,316	2.43	2,841,699

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our Audit Committee or in certain instances, a special committee of our Board, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our Board include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

●	the aggregate amount involved is determined to by the Audit Committee to be material;

●	we are a participant; and

●	any of the following has or will have a direct or indirect interest in the transaction:

●	an executive officer, director, or nominee for election as a director;

●	a greater than five percent beneficial owner of our common stock; or

●	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our Board formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Executive Chairman, is also the Chief Executive Officer of Ault & Company.

Ault & Company

On December 23, 2019, the Company announced that it had entered into an agreement whereby Ault & Company would purchase an aggregate of 660,667 shares of our common stock at a purchase price per share of $1.12, subject to the approval of the NYSE American, for a total purchase price of $739,948. The purchase was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of common stock, or up to 19.99% of our common stock then outstanding.

On February 5, 2020, we sold and issued an 8% Convertible Promissory Note in the principal amount of $1,000,000 (the “2020 Note”) to Ault & Company. The principal amount of the 2020 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The 2020 Note is convertible into shares of our common stock, par value $0.001 per share at a conversion price of $1.45 per share.

110

On February 25, 2021, we sold and issued an 8% Secured Promissory Note in the principal amount of $2,500,000 (the “2021 Note”) to Ault & Company. The principal amount of the 2021 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was originally due and payable on August 5, 2021 but the maturity date subsequently extended to December 31, 2022. The 2021 Note is not convertible.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer of Ault & Company. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company.

Avalanche

On September 6, 2017, we entered into the AVLP Loan Agreement with an effective date of August 21, 2017 pursuant to which we will provide Avalanche a non-revolving credit facility. The AVLP Loan Agreement has been increased to up to $20.0 million and extended to December 31, 2023.

At December 31, 2021, we had provided Avalanche with $17.8 million and, in addition to the 12% convertible promissory notes, AVLP has issued warrants to us to purchase 35.6 million shares of AVLP common stock. Under the terms of the AVLP Loan Agreement, any notes issued by AVLP are secured by the assets of AVLP. As of December 31, 2021, we recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2.0 million and a provision for loan losses of $2.0 million. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 35.6 million shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

Avalanche received funds from a third party in the amount of $2.75 million in early April of 2019 in consideration for its issuance of the Third Party Note, $2.6 million was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. On October 12, 2021, Ault Alpha, an affiliate of ours, repaid the Third Party Note in full and also acquired a warrant to purchase 1.6 million shares of AVLP common stock. In consideration therefor, AVLP issued Ault Alpha a term note in the principal amount of $3.6 million, which term note matures on June 30, 2022.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou Ventures, of which Ault & Company is the Manager, is the controlling stockholder of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, Henry Nisser, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

Ault Alpha

Ault Alpha is an affiliate of our company. See immediately above for its involvement with respect to the Third Party Note. As of December 31, 2021, Ault Alpha had purchased 6.1 million shares of our common stock at an average price of $2.16.

Director Independence

	Independent	Audit Committee	Nominating and Governance Committee	Compensation Committee
Director
Milton C. Ault III	No
William B. Horne	No
Henry Nisser	No
Robert Smith	Yes	X	C	X
Howard Ash	Yes	C	X
Jeffrey A. Bentz	Yes	X	X	C
Mordechai Rosenberg	Yes		X	X

____________

C – Chairman of committee

X – Member of committee

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ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Marcum LLP served as our independent registered public accounting firm for the years ended December 31, 2021 and 2020. Ziv Haft, a BDO Member Firm, served as the independent registered public accounting firm of Enertec for the years ended December 31, 2021 and 2020.

Fees and Services

The following table shows the aggregate fees billed to us for professional services by Marcum LLP and Ziv Haft for the years ended December 31, 2021 and 2020:

	2021	2020
Audit Services	$1,293,000	$896,000
Audit Related Services	—	—
Tax Services	—	—
All Other Services	—	—
Total	$1,293,000	$896,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended December 31, 2021 and 2020, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2021 and 2020, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

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PART IV

ITEM 15.	EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated January 7, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 19, 2021 as Exhibit 2.1 thereto.
2.2	Real Estate Sale Contract by and between Prairie Ronde Realty Company and Alliance Cloud Services, LLC, dated as of December 20, 2020. Incorporated by reference to the Current Report on Form 8-K filed on December 21, 2020 as Exhibit 10.1.
2.3	Agreement and Plan of Merger dated December 1, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2021 as Exhibit 2.1 thereto.
3.1	Form of Certificate of Determination of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated March 3, 2017. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 3.1 thereto.
3.2	Certification of Incorporation, dated September 22, 2017. Incorporated herein by reference to the Current Report on Form 8-K filed on December 29, 2017 as Exhibit 3.1 thereto.
3.3	Certificate of Designations of Rights and Preferences of 10% Series A Cumulative Redeemable Perpetual Preferred Stock, dated September 13, 2018. Incorporated herein by reference to the Current Report on Form 8-K filed on September 14, 2018 as Exhibit 3.1 thereto.
3.4	Certificate of Amendment to Certificate of Incorporation, dated January 2, 2019. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2019 as Exhibit 3.1 thereto.
3.5	Certificate of Designations of Rights and Preferences of Series C Convertible Redeemable Preferred Stock, dated February 27, 2019. Incorporated herein by reference to the Current Report on Form 8-K filed on February 28, 2019 as Exhibit 3.1 thereto.
3.6	Certificate of Amendment to Certificate of Incorporation (1-for-20 Reverse Stock Split of Common Stock), dated March 14, 2019. Incorporated herein by reference to the Current Report on Form 8-K filed on March 14, 2019 as Exhibit 3.1 thereto.
3.7	Form of Amended & Restated Certificate of Designations of Rights and Preferences of Series C Convertible Preferred Stock. Incorporated by reference to the Current Report on Form 8-K filed on February 25, 2020 as Exhibit 3.1 thereto.
3.8	Bylaws effective as of August 13, 2020. Incorporated by reference to the Current Report on Form 8-K filed on August 14, 2020 as Exhibit 3.1 thereto.
3.9	Certificate of Ownership and Merger. Incorporated by reference to the Current Report on Form 8-K filed on January 19, 2021 as Exhibit 3.1 thereto.
3.10	Amended and Restated Bylaws of BitNile Holdings, Inc., effective as of November 2, 2021. Incorporated by reference to the Current Report on Form 8-K filed on November 3, 2021 as Exhibit 3.1 thereto.
3.11	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on December 1, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2021 as Exhibit 3.1 thereto.
4.1	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on March 9, 2017 as Exhibit 4.1 thereto.
4.2	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on April 4, 2017 as Exhibit 4.1 thereto.
4.3	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on May 31, 2017 as Exhibit 4.1 thereto.
4.4	Form of Common Stock Purchase Warrant, dated July 27, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 26, 2017 as Exhibit 4.1 thereto.
4.5	Form of Common Stock Purchase Warrant, dated July 28, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 31, 2017 as Exhibit 4.1 thereto.
4.6	Form of Common Stock Purchase Warrant, dated July 28, 2017. Incorporated by reference to the Current Report on Form 8-K filed on July 31, 2017 as Exhibit 4.2 thereto.
4.7	Form of Common Stock Purchase Warrant, dated August 3, 2017. Incorporated by reference to the Current Report on Form 8-K filed on August 9, 2017 as Exhibit 10.3 thereto.
4.8	Form of Common Stock Purchase Warrant, dated August 10, 2017. Incorporated by reference to the Current Report on Form 8-K filed on August 11, 2017 as Exhibit 4.1 thereto.
4.9	Common Stock Purchase Warrant issued by Avalanche International Corp. to the Company, dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 4.1 thereto.
4.10	Convertible Promissory Note issued by Avalanche International Corp. to the Company, dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 10.2 thereto.
4.11	Form of Common Stock Purchase Warrant. Incorporated by reference to the Current Report on Form 8-K filed on November 2, 2017 as Exhibit 4.1 thereto.
4.12	Form of Common Stock Purchase Warrant, dated March 23, 2018. Incorporated by reference to the Current Report on Form 8-K filed on March 26, 2018 as Exhibit 4.1 thereto.

113

Exhibit Number	Description

4.13	Form of Common Stock Purchase Warrant, dated April 16, 2018. Incorporated by reference to the Current Report on Form 8-K filed on April 16, 2018 as Exhibit 4.1 thereto.
4.14	Form of Series A Common Stock Purchase Warrant, dated May 17, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.1 thereto.
4.15	Form of Series B Common Stock Purchase Warrant, dated May 17, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.2 thereto.
4.16	Form of Series A Common Stock Purchase Warrant, dated May 15, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.2 thereto.
4.17	Form of Series B Common Stock Purchase Warrant, dated May 15, 2018. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2018 as Exhibit 4.3 thereto.
4.18	Form of Underwriter’s Warrant, dated April 2, 2019. Incorporated by reference to the Current Report on Form 8-K filed on April 1, 2019 as Exhibit 4.3 thereto.
4.19	Form of Common Warrant, dated April 2, 2019. Incorporated by reference to the Current Report on Form 8-K/A filed on April 4, 2019 as Exhibit 4.1 thereto.
4.20	Form of Convertible Promissory Note, dated May 13, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 4.1 thereto.
4.21	Form of Warrant, dated May 13, 2019. Incorporated by reference to the Current Report on Form 8-K filed on May 20, 2019 as Exhibit 4.2 thereto.
4.22	Form of Warrant, dated as of May 28, 2020. Incorporated by reference to the Current Report on Form 8-K filed on May 29, 2020 as Exhibit 4.3 thereto.
4.23	Form of Warrant, dated June 26, 2020. Incorporated by reference to the Current Report on Form 8-K filed on June 29, 2020 as Exhibit 4.2 thereto.
4.24	Form of Warrant. Incorporated by reference to the Current Report on Form 8-K filed on July 17, 2020 as Exhibit 4.2 thereto.
4.25	Form of Warrant, dated October 22, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 23, 2020 as Exhibit 4.2 thereto.
4.26	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.3 thereto.
4.27	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.4 thereto.
4.28	Form of Warrant issued to Esousa Holdings, LLC, dated November 19, 2020. Incorporated by reference to the Current Report on Form 8-K filed on November 20, 2020 as Exhibit 4.3 thereto.
4.29	Form of Senior Indenture between BitNile Holdings, Inc. and the Trustee. Incorporated by reference to the Registration Statement on Form S-3 filed on October 29, 2021 as Exhibit 4.1 thereto.
4.30	Form of Subordinated Indenture between BitNile Holdings, Inc. and the Trustee. Incorporated by reference to the Registration Statement on Form S-3 filed on October 29, 2021 as Exhibit 4.2 thereto.
4.31	Form of Note, dated December 15, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 16, 2021 as Exhibit 4.1 thereto.
4.32	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on December 22, 2021 as Exhibit 4.1 thereto.
4.33	Form of Note, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 4.1 thereto.
4.34	Form of Class A Warrant, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 4.2 thereto.
4.35	Form of Class B Warrant, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 4.3 thereto.
4.36	Form of Amendment to Class B Warrant. Incorporated by reference to the Current Report on Form 8-K filed on January 21, 2022 as Exhibit 10.2 thereto.
4.37	Description of Capital Stock. Incorporated by reference to the Annual Report on Form 10-K filed on April 15, 2021 as Exhibit 4.29 thereto.
10.1	Loan and Security Agreement between the Company and Avalanche International Corp., dated August 21, 2017. Incorporated by reference to the Current Report on Form 8-K filed on September 7, 2017 as Exhibit 10.1 thereto.
10.2	Amendment to MTIX Limited Purchase Order Number 2121. Incorporated by reference to the Current Report on Form 8-K filed on February 25, 2020 as Exhibit 10.2 thereto.
10.3	At-The-Market Issuance Sales Agreement, dated January 22, 2021, with Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on January 25, 2021 as Exhibit 10.1 thereto.

114

Exhibit Number	Description

10.4	Amendment No. 1 dated February 17, 2021 to At-The-Market Issuance Sales Agreement, dated January 22, 2021, with Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on February 17, 2021 as Exhibit 10.1 thereto.
10.5	Amendment No. 2 dated March 5, 2021 to At-The-Market Issuance Sales Agreement, dated January 22, 2021, with Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on March 5, 2021 as Exhibit 10.1 thereto.
10.6	Termination Agreement, dated December 31, 2020. Incorporated by reference to the Current Report on Form 8-K filed on January 4, 2021 as Exhibit 10.1 thereto.
10.7	Form of Securities Purchase Agreement, dated June 10, 2021. Incorporated by reference to the Current Report on Form 8-K filed on June 15, 2021 as Exhibit 10.1 thereto.
10.8*	Executive Employment Agreement with Christopher K. Wu dated June 22, 2021. Incorporated by reference to the Current Report on Form 8-K filed on June 23, 2021 as Exhibit 10.1 thereto.
10.9*	2021 Stock Incentive Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on July 6, 2021 as Appendix B thereto.
10.10*	2021 Employee Stock Purchase Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on July 6, 2021 as Appendix C thereto.
10.11*	Form of Stock Option Grants. Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on August 26, 2021 as Exhibit 99.3 thereto.
10.12*	Form of Restricted Stock Unit Grants. Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on August 26, 2021 as Exhibit 99.4 thereto.
10.13	Form of Non-Fixed Price Sales and Purchase Agreement, by and between Ault Alliance, Inc. and Bitmain Technologies Limited, dated September 12, 2021. Incorporated by reference to the Current Report on Form 8-K filed on September 15, 2021 as Exhibit 10.1 thereto.
10.14	Form of Non-Fixed Price Sales and Purchase Agreement, by and between Ault Alliance, Inc. and Bitmain Technologies Limited. Incorporated by reference to the Current Report on Form 8-K filed on November 17, 2021 as Exhibit 10.1 thereto.
10.15	Form of Non-Fixed Price Sales and Purchase Agreement, by and between Ault Alliance, Inc. and Bitmain Technologies Limited. Incorporated by reference to the Current Report on Form 8-K filed on November 18, 2021 as Exhibit 10.1 thereto.
10.16	Form of Note Purchase Agreement, dated December 15, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 16, 2021 as Exhibit 10.1 thereto.
10.17	Form of Note Purchase Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 22, 2021 as Exhibit 10.1 thereto.
10.18	Form of Construction Loan Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.1 thereto.
10.19	Form of Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.2 thereto.
10.20	Form of Assignment of Leases, Rents and Profits. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.3 thereto.
10.21	Form of Guaranty. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.4 thereto.
10.22	Share Exchange Agreement dated as of December 27, 2021 by and among Giga-tronics Incorporated, BitNile Holdings, Inc. and Gresham Worldwide, Inc. Incorporated by reference to the Current Report on Form 8-K filed on December 28, 2021 as Exhibit 10.1 thereto.
10.23	Form of Securities Purchase Agreement, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 10.1 thereto.
10.24	Form of Security Agreement, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 10.2 thereto.
10.25	Form of A&C Guaranty, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 10.3 thereto.
10.26	Form of Subsidiary Guaranty, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 10.4 thereto.
10.27	Form of Contract of Sale. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 10.1 thereto.
10.28	At-The-Market Issuance Sales Agreement, dated February 25, 2022, with Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on February 25, 2022 as Exhibit 10.1 thereto.
21**	List of subsidiaries.
23.1**	Consent of Marcum LLP.
23.2**	Consent of Ziv Haft, BDO member firm.
31.1**	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a).

115

Exhibit Number	Description

31.2**	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a).
32.1***	Certification of Chief Executive and Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
101.INS**	Inline XBRL Instance Document. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Indicates management contract or compensatory plan or arrangement.

**	Filed herewith.

***	Furnished herewith.

ITEM 16.	FORM 10–K SUMMARY

None.

116

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 2022

BITNILE HOLDINGS, INC.

By:	/s/ William B. Horne
William B. Horne
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated.

April 15, 2022	/s/ Milton C. Ault, III
Milton C. Ault, III, Executive Chairman of the Board

April 15, 2022	/s/ William B. Horne
William B. Horne, Chief Executive Officer and Director

April 15, 2022	/s/ Henry Nisser
Henry Nisser, President, General Counsel and Director

April 15, 2022	/s/ Howard Ash
Howard Ash, Director

April 15, 2022	/s/ Robert O. Smith
Robert O. Smith, Director

April 15, 2022	/s/ Mordechai Rosenberg
Mordechai Rosenberg, Director

April 15, 2022	/s/ Jeffrey A. Bentz
Jeffrey A. Bentz, Director

117

ITEM 8.	FINANCIAL STATEMENTS

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

BitNile Holdings, Inc. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of BitNile Holdings, Inc. (formerly known as Ault Global Holdings, Inc.) and Subsidiaries (the “Company”) as of December 31, 2021 and 2020, the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

We did not audit the December 31, 2021 and 2020 financial statements of Enertec Systems 2001 Ltd., a wholly-owned subsidiary, which statements reflect 3% and 18% of the total consolidated assets as of December 31, 2021 and 2020, respectively, and 21% and 39% of the total consolidated revenues for the years ended December 31, 2021 and 2020, respectively. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Enertec Systems 2001 Ltd., is based solely on the report of the other auditors.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

F-2

Accounting for investments in variable interest entities

Description of the Matter

As discussed in the consolidated financial statement, the Company holds interests in an entities that meet the characteristics of a variable interest entity (“VIE”). The Company determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE, which requires consolidation based upon the following criteria:

a)	the power to direct the activities of the entity that most significantly impact its economic success,
b)	the obligation to absorb the economic losses of the entity, or
c)	the right to receive the expected residual returns of the entity; or
d)	the voting rights of some investors in the entity are not proportions to their economic interests and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest.

We identified the accounting for investment in the variable interest entities to be a critical audit matter. Evaluating the Company’s judgments in determining whether an entity is a VIE and the primary beneficiary of the VIE required a high degree of complex auditor judgment.

How We Addressed the Matter in Our Audit

Our audit procedures related to accounting for investment in variable interest entity to address this critical audit matter included the following:

•	We gained an understanding of the Company’s process to identify and account for a VIE.
•	We obtained and read the agreements in which the Company evaluated and compared the terms of the agreements to the Company’s assessment.
•	We reviewed the Company’s VIE analysis to determine if the VIE met the criteria for consolidation in accordance with Accounting Standards Codification (“ASC”) 810, Consolidations.
•	We evaluated the factors considered to determine whether the Company omitted any significant potential variable interests in their analysis.

Equity Investment in Unconsolidated Entity

As discussed in Note 3 and 13 to the consolidated financial statements, the Company’s investment in Avalanche International Corp. (AVLP) is accounted for under the equity method of accounting. AVLP is a related party controlled by Philou Ventures, LLC, which is an entity affiliated with the Company through Milton C. Ault, III who is the Company’s Executive Chairman of the Board. The Company’s investments in AVLP include convertible promissory notes of $21.4 million and other assets of $0.6 million. The Company also has entered into an agreement with AVLP to provide contract manufacturing services relating the production of this machinery.

Management exercised significant judgment in determining the carrying amounts of the AVLP by evaluating projected operating results and credit risk. The Company exercised these judgments within the context of AVLP being a related party that is both a debtor to the Company and customer with a trade relationship. Management evaluated projected revenue and expenses to evaluate collectability of its investment.

The Company determines whether the equity method of accounting is required based on the following criteria:

a)	the control the investor has over the investee
b)	the election of fair value options for the investment
c)	the assessment of whether the investment is common stock or in substance common stock
d)	the significant influence the investor has

We identified the accounting for AVLP investments to be a critical audit matter. Evaluating the Company’s judgments in determining whether an entity should be accounting for under the equity method in addition to assessing the recoverability of those investments requires a high degree of judgment.

F-3

How We Addressed the Matter in Our Audit

Our audit procedures related to accounting for the equity investment in unconsolidated entity to address this critical audit matter included the following:

•	We gained an understanding of the Company’s process to identify and account for equity investments.
•	We obtained and read the agreements in which the Company evaluated and compared the terms of the agreements to the Company’s assessment.
•	We reviewed the Company’s equity method analysis to determine if the investment met the criteria for equity method accounting.
•	We evaluated the factors considered to determine whether the Company omitted any other significant investments in their analysis.
•	Testing the mathematical accuracy of the discounted cash flow analysis,
•	Assessing the reasonableness of the revenue and expense assumptions and their consistency with other audit evidence

/s/ Marcum llp

Marcum LLP

We have served as the Company’s auditor since 2016.

New York, New York

April 15, 2022

F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Management of Enertec systems 2001 Ltd.

Karmiel, Israel.

Opinion on the Financial Statements

We have audited the accompanying Statements of financial position of Enertec systems 2001 Ltd. ("the Company") as of December 31, 2021 and 2020, the related statements of comprehensive profit /(loss), Statements of changes in shareholders' equity, and cash flows for each of the years then ended, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Estimation of total contract costs to be incurred for fixed-price long-term contract revenue

As discussed in Note 2 to the financial statements, almost all company revenue is recognized under long-term contracts for the year ended December 31, 2021. For those long-term contracts that are fixed-price in nature, the Company recognizes revenue over time based on the ratio of (1) actual contract costs incurred to date to (2) the Company’s estimate of total contract costs to be incurred.

We identified the evaluation of the estimate of total contract costs to be incurred for fixed-price long-term contracts as a critical audit matter. In particular, evaluating the Company’s judgments regarding the amount of time and budget to complete the contracts, including the assessment of the nature and complexity of the work to be performed, involved a high degree of subjective judgment.

F-5

The procedures we performed to address this critical audit matter included the following.

We examined the sampled contracts to evaluate the Company’s identification of performance obligations and the determined method for measuring contract progress. We tested consistency of the estimated total contract costs projected in the current year versus the original or prior period for sampled contracts. We interviewed the Company to evaluate progress to date, the estimate of remaining costs to be incurred, and factors impacting the amount of time and cost to complete the sampled contracts. We examined the company's estimates of the total contract costs project (budget) by analytical analysis - we received from the company segmented profitability of projects according to the nature of the projects, and examined that indeed the projects average gross profitability for the continuation of a sampled project is reasonable relative to the average gross profitability of projects in that segmentation as of today.

We performed a retrospective examination - We compared the Company’s original or prior period estimate of total contract costs to be incurred to the actual costs incurred for the finished contracts to assess the Company’s ability to accurately estimate costs.

We have received projected budgets for all projects signed and approved by the project manager.

All procedures we performed was performed only for projects was sampled by us.

Ziv Haft.
Certified Public Accountants (Isr.)
BDO Member Firm

We have served as the Company’s auditor since 2012.

Tel-Aviv, Israel

April 15, 2022

F-6

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2021	2020
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$15,912,000	$18,680,000
Restricted cash	5,321,000	-
Marketable equity securities	40,380,000	2,563,000
Digital currencies	2,165,000	7,000
Accounts receivable	5,259,000	3,852,000
Accounts and other receivable, related party	1,196,000	1,196,000
Accrued revenue	2,283,000	1,696,000
Inventories	5,482,000	3,374,000
Prepaid expenses and other current assets	15,436,000	2,988,000
TOTAL CURRENT ASSETS	93,434,000	34,356,000

Cash and marketable securities held in trust account	116,725,000	-
Intangible assets, net	4,035,000	4,390,000
Goodwill	10,090,000	9,646,000
Property and equipment, net	174,025,000	2,123,000
Right-of-use assets	5,243,000	4,318,000
Investment in promissory notes and other, related parties	2,842,000	1,000,000
Investments in common stock, related parties	13,230,000	653,000
Investments in equity securities	30,482,000	262,000
Investment in limited partnership	1,869,000	1,869,000
Investment in unconsolidated entity	22,130,000	15,957,000
Loans receivable	14,337,000	750,000
Other assets	1,844,000	319,000
TOTAL ASSETS	$490,286,000	$75,643,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$22,702,000	$17,014,000
Accounts payable and accrued expenses, related party	53,000	36,000
Investment in margin accounts payable	18,488,000	-
Operating lease liability, current	1,123,000	524,000
Revolving credit facility	-	125,000
Notes payable, net	39,554,000	3,595,000
Notes payable, related parties	-	188,000
Convertible notes payable, related party	-	400,000
TOTAL CURRENT LIABILITIES	81,920,000	21,882,000

The accompanying notes are an integral part of these consolidated financial statements.

F-7

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (continued)

	December 31,	December 31,
	2021	2020
LONG TERM LIABILITIES
Operating lease liability, non-current	4,213,000	3,855,000
Notes payable	55,055,000	336,000
Notes payable, related parties	-	52,000
Convertible notes payable	468,000	386,000
Deferred underwriting commissions of Ault Disruptive subsidiary	3,450,000	-

TOTAL LIABILITIES	145,106,000	26,511,000

COMMITMENTS AND CONTINGENCIES
Redeemable noncontrolling interests in equity of subsidiaries	116,725,000	-

STOCKHOLDERS’ EQUITY
Series A Convertible Preferred Stock, $25.00 stated value per share,	-	-
$0.001 par value – 1,000,000 shares authorized; 7,040 shares issued and outstanding at December 31, 2021 and 2020
(redemption amount and liquidation preference of $176,000 as of
December 31, 2021 and 2020)
Series B Convertible Preferred Stock, $10 stated value per share,	-	-
share, $0.001 par value – 500,000 shares authorized; 125,000 shares issued and outstanding at December 31, 2021 and 2020 (liquidation
preference of $1,250,000 at December 31, 2021 and 2020)
Class A Common Stock, $0.001 par value – 500,000,000 shares authorized;	84,000	28,000
84,344,607 and 27,753,562 shares issued and outstanding at December 31,
2021 and 2020, respectively
Class B Common Stock, $0.001 par value – 25,000,000 shares authorized;	-	-
nil shares issued and outstanding at December 31, 2021 and 2020
Additional paid-in capital	385,644,000	171,396,000
Accumulated deficit	(145,600,000)	(121,396,000)
Accumulated other comprehensive loss	(106,000)	(1,718,000)
Treasury stock, at cost	(13,180,000)	-
TOTAL BITNILE HOLDINGS STOCKHOLDERS’ EQUITY	226,842,000	48,310,000

Non-controlling interest	1,613,000	822,000

TOTAL STOCKHOLDERS’ EQUITY	228,455,000	49,132,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$490,286,000	$75,643,000

The accompanying notes are an integral part of these consolidated financial statements.

F-8

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Year Ended
	December 31,
	2021	2020
Revenue	$32,096,000	$23,629,000
Revenue, cryptocurrency mining, net	3,450,000	-
Revenue, lending and trading activities	16,854,000	242,000
Total revenue	52,400,000	23,871,000
Cost of revenue	23,858,000	16,357,000
Gross profit	28,542,000	7,514,000

Operating expenses
Research and development	2,041,000	1,849,000
Selling and marketing	7,773,000	1,177,000
General and administrative	36,686,000	12,521,000
Benefit for credit losses	-	(2,000,000)
Impairment of mined cryptocurrency	403,000	-
Total operating expenses	46,903,000	13,547,000

Loss from continuing operations	(18,361,000)	(6,033,000)
Other income (expenses)
Interest income	808,000	105,000
Impairment of debt securities, net	(5,090,000)	-
Interest expense	(1,871,000)	(9,648,000)
Change in fair value of marketable equity securities	(1,327,000)	919,000
Realized gain on marketable securities	1,924,000	-
Loss from equity investment	(311,000)	-
Gain (loss) on extinguishment of debt	929,000	(18,706,000)
Change in fair value of warrant liability	(542,000)	(49,000)
Total other income (expenses), net	(5,480,000)	(27,379,000)

Loss from continuing operations before income taxes	(23,841,000)	(33,412,000)
Income tax (provision) benefit	(130,000)	24,000
Net loss from continuing operations	(23,971,000)	(33,388,000)
Net income from discontinued operations, net of taxes	-	661,000
Net loss	(23,971,000)	(32,727,000)
Net loss attributable to non-controlling interest	(213,000)	-
Net loss attributable to BitNile Holdings	(24,184,000)	(32,727,000)
Preferred dividends	(18,000)	(18,000)
Net loss available to common stockholders	$(24,202,000)	$(32,745,000)

Basic and diluted net income (loss) per common share:
Continuing operations	$(0.44)	$(3.48)
Discontinued operations	-	0.07
Net loss per common share	$(0.44)	$(3.41)

Weighted average common shares outstanding, basic and diluted	55,444,000	9,606,000

Comprehensive loss
Net loss available to common stockholders	$(24,202,000)	$(32,745,000)
Other comprehensive income (loss)
Foreign currency translation adjustment	85,000	482,000
Net unrealized gain (loss) on derivative securities of related party	(7,773,000)	3,312,000
Impairment of debt securities	9,300,000	3,312,000
Other comprehensive income	1,612,000	3,794,000
Total comprehensive loss	$(22,590,000)	$(28,951,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

							Accumulated
	Series A & B				Additional		Other		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Comprehensive	Non-Controlling	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Loss	Interest	Equity

BALANCES, January 1, 2020	132,040	$-	3,318,390	$3,000	$101,099,000	$(88,650,000)	$(5,511,000)	$8,000	$6,949,000

Stock-based compensation:
Options	-	-	-	-	80,000	-	-	-	80,000
Common stock	-	-	102,500	-	182,000	-	-	-	182,000
Issuance of common stock for cash	-	-	12,582,000	13,000	39,965,000	-	-	-	39,978,000
Issuance of common stock in payment of
short term advances, related party	-	-	660,667	1,000	739,000	-	-	-	740,000
Issuance of common stock in payment of
accrued liabilities	-	-	229,898	-	714,000	-	-	-	714,000
Issuance of common stock for conversion
of debt	-	-	10,046,012	10,000	24,771,000	-	-	-	24,781,000
Issuance of common stock upon exercise
of warrants	-	-	814,095	1,000	876,000	-	-	-	877,000
Issuance of Enertec warrants	-	-	-	-	-	-	-	814,000	814,000
Beneficial conversion feature in connection
with convertible notes	-	-	-	-	82,000	-	-	-	82,000
Fair value of warrants issued in connection
with convertible notes	-	-	-	-	4,540,000	-	-	-	4,540,000
Cash for exchange fees and other financing costs	-	-	-	-	(1,652,000)	-	-	-	(1,652,000)
Comprehensive loss:
Net loss	-	-	-	-	-	(32,727,000)	-	-	(32,727,000)
Preferred dividends	-	-	-	-	-	(18,000)	-	-	(18,000)
Net unrealized loss on derivatives
in related party	-	-	-	-	-	-	3,312,000	-	3,312,000
Foreign currency translation adjustments	-	-	-	-		-	482,000	-	482,000
Other	-	-	-	-	-	(1,000)	(1,000)	-	(2,000)

BALANCES, December 31, 2020	132,040	$-	27,753,562	$28,000	$171,396,000	$(121,396,000)	$(1,718,000)	$822,000	$49,132,000

The accompanying notes are an integral part of these consolidated financial statements.

F-10

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

							Accumulated
	Series A & B				Additional		Other			Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Comprehensive	Non-Controlling	Treasury	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Loss	Interest	Stock	Equity

BALANCES, January 1, 2021	132,040	$-	27,753,562	$28,000	$171,396,000	$(121,396,000)	$(1,718,000)	$822,000	$-	$49,132,000
Issuance of common stock for restricted stock awards	-	-	1,193,749	1,000	(1,000)	-	-	-	-	-
Stock-based compensation:
Options	-	-	-	-	3,153,000	-	-	-	-	3,153,000
Restricted stock awards	-	-	-	-	3,968,000	-	-	-	-	3,968,000
Issuance of stock options at Gresham Worldwide	-	-	-	-	-	-	-	629,000	-	629,000
Issuance of common stock for cash	-	-	52,552,353	53,000	200,000,000	-	-	-	-	200,053,000
Financing cost in connection with sales of common stock	-	-	-	-	(5,941,000)	-	-	-	-	(5,941,000)
Non-controlling position at Imperalis subsidiary acquired	-	-	-	-	-	-	-	(50,000)	-	(50,000)
Adjustment to treasury stock for holdings in investment partnerships	-	-	-	-	-	-	-	-	(13,180,000)	(13,180,000)
Issuance of common stock for conversion								-	-	-
of convertible notes payable	-	-	183,214	-	449,000	-	-	-	-	449,000
Issuance of common stock for conversion								-	-	-
of convertible notes payable, related party	-	-	275,862	-	400,000	-	-	-	-	400,000
Issuance of common stock upon exercise of warrants	-	-	2,385,867	2,000	4,722,000	-	-	-	-	4,724,000
Fair value of warrants issued in connection with notes	-	-	-	-	16,310,000	-	-	-	-	16,310,000
Proceeds allocated to public warrants of Ault Disruptive
subsidiary, net of offering costs	-	-	-	-	4,092,000	-	-	-	-	4,092,000
Remeasurement of Ault Disruptive subsidiary temporary equity	-	-	-	-	(12,904,000)	-	-	-	-	(12,904,000)
Comprehensive loss:								-	-	-
Net loss	-	-	-	-	-	(24,184,000)	-	-	-	(24,184,000)
Preferred dividends		-	-	-	-	(18,000)	-	-	-	(18,000)
Net unrealized loss on derivatives in related party	-	-	-	-	-	-	(7,773,000)	-	-	(7,773,000)
Impairment of debt securities	-	-	-	-	-	-	9,300,000	-	-	9,300,000
Foreign currency translation adjustments	-	-	-	-	-	-	85,000	-	-	85,000
Net income attributable to non-controlling interest	-	-	-	-	-	-	-	213,000	-	213,000
Other	-	-	-	-		(2,000)	-	(1,000)	-	(3,000)
BALANCES, December 31, 2021	132,040	$-	84,344,607	$84,000	$385,644,000	$(145,600,000)	$(106,000)	$1,613,000	$(13,180,000)	$228,455,000

The accompanying notes are an integral part of these consolidated financial statements.

F-11

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2021	2020

Cash flows from operating activities:
Net loss	$(23,971,000)	$(32,727,000)
Less: Net income from discontinued operations	-	661,000
Net loss from continuing operations	(23,971,000)	(33,388,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2,103,000	392,000
Amortization	375,000	336,000
Amortization of right-of-use assets	950,000	(140,000)
Amortization, related party	30,000	-
Interest expense – debt discount	1,076,000	7,251,000
(Gain) loss on extinguishment of debt	(929,000)	18,706,000
Change in fair value of warrant liability	542,000	49,000
Accretion of original issue discount on notes receivable	-	22,000
Impairment of debt securities, net	5,090,000	-
Accretion of original issue discount on notes receivable	21,000	(62,000)
Increase in accrued interest on notes receivable – related party	(235,000)	(1,000)
Stock-based compensation	7,750,000	1,106,000
Impairment of cryptocurrencies	403,000	(5,000)
Realized losses on other investments	-	39,000
Realized gains on sale of marketable securities	(21,187,000)	(75,000)
Unrealized (gains) losses on marketable equity securities	14,127,000	(796,000)
Unrealized (gains) losses on equity securities – related party	5,754,000	(298,000)
Unrealized (gains) losses on equity securities	(10,734,000)	73,000
Loss from equity investment	311,000	-
Provision for loan losses	-	(2,000,000)
Changes in operating assets and liabilities:
Marketable equity securities	(29,398,000)	-
Accounts receivable	(1,407,000)	(641,000)
Accrued revenue	(498,000)	645,000
Inventories	(2,031,000)	183,000
Prepaid expenses and other current assets	(5,548,000)	(1,613,000)
Digital currencies	(3,450,000)	-
Other assets	(1,526,000)	(88,000)
Accounts payable and accrued expenses	1,613,000	(364,000)
Accounts payable, related parties	17,000	(28,000)
Other current liabilities	-	(650,000)
Lease liabilities	(919,000)	168,000
Net cash used in continuing operating activities	(61,671,000)	(11,179,000)
Net cash provided by discontinued operating activities	—	1,000
Net cash used in operating activities	(61,671,000)	(11,178,000)

Cash flows from investing activities:
Purchase of property and equipment	(151,993,000)	(582,000)
Acquisition of Relec, net of cash acquired	-	(3,628,000)
Investments in convertible promissory notes of AVLP and Alzamend, related parties	(7,344,000)	(2,118,000)
Investment in term promissory note of Ault & Company, related party	(2,500,000)	-
Investments in common stock and warrants, related parties	(20,163,000)	(354,000)
Investment in real property, related party	(2,670,000)	-
Proceeds from sale of investment in real property, related party	2,670,000	-
Acquisition of Imperalis, net of cash acquired	(165,000)	-
Purchase of marketable equity securities	(2,765,000)	(1,425,000)
Sales of marketable equity securities	4,062,000	373,000
Investments in loans receivable	(18,235,000)	-
Proceeds from loans receivable	-	140,000
Investment of Ault Disruptive initial public offering proceeds into trust account	(116,725,000)	-
Investments in equity securities	(17,623,000)	(189,000)
Net cash used in investing activities	(333,451,000)	(7,783,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-12

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

	For the Year Ended December 31,
	2021	2020
Cash flows from financing activities:
Gross proceeds from sales of common stock	$200,053,000	$39,978,000
Financing cost in connection with sales of equity securities	(5,941,000)	(1,652,000)
Proceeds from warrant exercises	4,724,000	53,000
Proceeds from convertible notes payable	-	100,000
Proceeds from notes payable	84,909,000	9,722,000
Proceeds from short-term advances	-	570,000
Payments on short-term advances	-	(570,000)
Proceeds from margin accounts	18,488,000	-
Proceeds from short-term advances – related party	-	653,000
Payments on short-term advances – related party	-	(323,000)
Payments on notes payable	(2,461,000)	(8,784,000)
Payments on advances on future receipts	-	(2,351,000)
Payments of preferred dividends	(18,000)	(18,000)
Purchase of treasury stock	(13,180,000)	-
Proceeds from initial public offering of Ault Disruptive	112,125,000	-
Payment of deferred offering costs of Ault Disruptive initial public offering	(633,000)	-
Payments on revolving credit facilities, net	(125,000)	(97,000)

Net cash provided by financing activities	397,941,000	37,281,000

Effect of exchange rate changes on cash and cash equivalents	(266,000)	(123,000)

Net increase in cash and cash equivalents and restricted cash	2,553,000	18,197,000

Cash and cash equivalents and restricted cash at beginning of period	18,680,000	483,000

Cash and cash equivalents and restricted cash at end of period	$21,233,000	$18,680,000

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$257,000	$658,000

Non-cash investing and financing activities:
Conversion of convertible notes payable into shares of common stock	$449,000	$24,781,000
Payment of accounts payable with digital currency	$890,000	$-
Issuance of common stock in payment of liability	$-	$1,537,000
Cancellation of short-term advances, related party into shares of common stock	$-	$740,000
Issuance of notes payable and convertible notes payable in payment of accrued expenses	$-	$420,000
Conversion of equity securities to marketable securities	$2,656,000	$-
Conversion of loans receivable to equity securities	$4,250,000	$-
Conversion of convertible notes payable, related party into shares of common stock	$400,000	$600,000
Remeasurement of Ault Disruptive temporary equity	$1,712,000	$-
Deferred offering costs of Ault Disruptive	$3,579,000	$-
Recognition of new operating lease right-of-use assets and lease liabilities	$1,875,000	$-
Fair value of warrants issued in connection with notes	$16,310,000	$-
Amounts receivable from issuance of promissory notes	$6,900,000	$-
Issuance of notes payable for purchase of property and equipment	$22,000,000	$-
Deferred underwriter commissions payable of Ault Disruptive subsidiary	$3,450,000	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-13

BITNILE HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2021

1. DESCRIPTION OF BUSINESS

BitNile Holdings, Inc., a Delaware corporation (“BitNile” or the “Company”), formerly known as Ault Global Holdings, Inc., which was formerly known as DPW Holdings, Inc., was incorporated in September 2017. BitNile is a diversified holding company pursuing growth by acquiring undervalued businesses and disruptive technologies with a global impact. Through its wholly- and majority-owned subsidiaries and strategic investments, the Company owns and operates a data center at which it mines Bitcoin, and provides mission-critical products that support a diverse range of industries, including defense/aerospace, industrial, automotive, telecommunications, medical/biopharma, and textiles. In addition, the Company extends credit to select entrepreneurial businesses through a licensed lending subsidiary. BitNile was founded by Milton “Todd” Ault, III, its Executive Chairman and is led by Mr. Ault, William B. Horne, its Chief Executive Officer and Vice Chairman and Henry Nisser, its President and General Counsel. Together, they constitute the Executive Committee, which manages the day-to-day operations of the Company. The Company’s long-term objective is to maximize per share intrinsic value. All major investment and capital allocation decisions are made for the Company by Mr. Ault and the Executive Committee. The Company has six reportable segments:

●	BitNile, Inc. – cryptocurrency mining operations,

●	Ault Alliance, Inc. (“Ault Alliance”) – commercial lending, activist investing, media, and digital learning,

●	Gresham Worldwide, Inc. (“GWW”) – defense solutions,

●	TurnOnGreen, Inc. (“TurnOnGreen”) – commercial electronics solutions,

●	Real Estate – hotel operations and other commercial real estate holdings, and

●	Ault Disruptive Technologies Corporation (“Ault Disruptive”) – a special purpose acquisition company (“SPAC”).

On December 13, 2021, the Company changed its name from Ault Global Holdings, Inc. to BitNile Holdings, Inc. The name change did not affect the rights of security holders of the Company. The common stock continues to be listed on the NYSE American and trades under the symbol “NILE”.

2. LIQUIDITY, GOING CONCERN AND MANAGEMENT’S PLANS

As of December 31, 2021, the Company had cash and cash equivalents of $15.9 million and working capital of $11.5 million. In the past, the Company financed its operations principally through issuances of convertible debt, promissory notes and equity securities. During the year ended December 31, 2021, the Company continued to strengthen its liquidity and financial condition through additional equity financing from its 2021 At-the-Market Offering (the “2021 ATM Offering”); see Note 29 for a discussion of the Company’s 2021 ATM Offering.

The Company believes its current cash on hand is sufficient to meet its operating and capital requirements for at least the next twelve months from the date these financial statements are issued.

3. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

F-14

Principles of Consolidation

The consolidated financial statements include the accounts of BitNile and its wholly-owned and majority-owned subsidiaries. The consolidated financial statements also include the accounts of Ault Disruptive and Ault Alpha LP (the “Alpha Fund”) of which the Company is the primary beneficiary as discussed in Note 16. All intercompany accounts and transactions have been eliminated upon consolidation.

The accounting guidance requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a Variable Interest Entity (“VIE”); to eliminate the solely quantitative approach previously required for determining the primary beneficiary of a VIE; to add an additional reconsideration event for determining whether an entity is a VIE when any changes in facts and circumstances occur such that holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance; and to require enhanced disclosures that will provide readers of financial statements with more transparent information about an enterprise’s involvement in a VIE.

Variable Interest Entities

For VIEs, the Company assesses whether it is the primary beneficiary as prescribed by the accounting guidance on the consolidation of a VIE.

The Company evaluates its business relationships with related parties to identify potential VIEs under Accounting Standards Codification (“ASC”) 810, Consolidation. The Company consolidates VIEs in which it is considered to be the primary beneficiary. Entities are considered to be the primary beneficiary if they have both of the following characteristics: (i) the power to direct the activities that, when taken together, most significantly impact the VIE’s performance; and (ii) the obligation to absorb losses and right to receive the returns from the VIE that would be significant to the VIE. The Company’s judgment with respect to its level of influence or control of an entity involves the consideration of various factors including the form of its ownership interest, its representation in the entity’s governance, the size of its investment, estimates of future cash flows, its ability to participate in policy making decisions and the rights of the other investors to participate in the decision making process and to replace the Company as manager and/or liquidate the joint venture, if applicable.

Variable Interest Entity Considerations - Avalanche International, Corp.

The Company has determined that Avalanche International, Corp. (“AVLP”) is a VIE as it does not have sufficient equity at risk. The Company does not consolidate AVLP because the Company is not the primary beneficiary and does not have a controlling financial interest. To be a primary beneficiary, an entity must have the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, among other factors. Although the Company has made a significant investment in AVLP, the Company has determined that Philou Ventures, LLC, which controls AVLP through the voting power conferred by its equity investment and which is deemed to be more closely associated with AVLP, is the primary beneficiary. As a result, AVLP’s financial position and results of operations are not consolidated in the Company’s financial position and results of operations.

Equity Investment in Unconsolidated Entity

As of December 31, 2021, the Company’s ownership percentage of AVLP was less than 20%. During the fourth quarter of 2021, BitNile made additional advances to AVLP under the existing loan agreement and the Company’s consolidated VIE, Ault Alpha, entered into a loan agreement with AVLP totaling $3.6 million. Due to the cumulative lending position of BitNile and the facts and circumstances surrounding the terms of loan agreements, BitNile reevaluated its level of influence over AVLP and determined that the equity ownership in AVLP should be accounted for under the equity method of accounting.

The basis of the Company’s previously held interest in AVLP was remeasured to fair value immediately before adopting the equity method of accounting. The Company’s interest in AVLP as of December 31, 2020 has been presented as an equity investment in an unconsolidated entity, consistent with the current year presentation.

The Company has invested in AVLP based on the potential global impact of the novel technology of AVLP’s subsidiary, MTIX, Ltd. (“MTIX”). MTIX has developed a novel cost effective and environmentally friendly material synthesis technology for textile applications. MTIX’s Multiplex Laser Surface Enhancement is a unique technology that has the ability to treat both natural and synthetic textiles for a wide variety of functionalities, including dyeability and printing enhancements, hydrophilicity, hydrophobicity, fire retardancy and anti-microbial properties. The use of water, harmful chemicals and energy is significantly reduced in comparison to conventional textile treatment methods.

F-15

Treasury Stock

The shares of Company common stock attributable to the Company’s limited partner interest in Ault Alpha are considered treasury stock on the consolidated balance sheet and thereby deemed not to be included in the calculation of weighted average common shares outstanding. However, these shares are legally outstanding.

Accounting Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Key estimates include acquisition accounting, fair value of certain financial instruments, reserves for trade receivables and inventories, carrying amounts of investments, accruals of certain liabilities including product warranties, useful lives and the recoverability of long-lived assets, impairment analysis of intangibles and goodwill, and deferred income taxes and related valuation allowance.

Impairment of Long-lived Assets

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by comparing the carrying amount of the assets to their fair value. During the first quarter of 2020, based upon the deteriorating business conditions for restaurants in the San Diego County as a result of the spread of COVID-19 and the decline in projected cash flows over the life of the restaurant long-lived assets, the Company performed an undiscounted cash flow test to determine if the restaurant equipment and right-of-use (“ROU”) assets were impaired. The undiscounted cash flows were less than the carrying amount of the Company’s restaurant equipment and ROU assets and therefore, the carrying amount of the assets were compared to the fair value of the assets, and the Company determined that there were impairment charges to be recorded on the restaurant long-lived assets. Impairment charges for the year ended December 31, 2020 related to restaurant equipment were in an amount equal to the cost of the Company’s restaurant equipment, net of depreciation of $0.5 million and the impairment related to the ROU assets attributed to the discontinued restaurant operations was the full carrying amount of $1.0 million. The restaurant-related impairment charges are included as a component of net loss from discontinued operations (see Note 5).

Revenue Recognition

The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers (“ASC 606”). The core principle of ASC 606 is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

●	Step 1: Identify the contract with the customer,
●	Step 2: Identify the performance obligations in the contract,
●	Step 3: Determine the transaction price,
●	Step 4: Allocate the transaction price to the performance obligations in the contract, and
●	Step 5: Recognize revenue when the company satisfies a performance obligation.

F-16

Sales of Products

The Company generates revenues from the sale of its products through a direct and indirect sales force. The Company’s performance obligations to deliver products are satisfied at the point in time when title transfers to the customer. Generally, products are shipped FOB shipping point and title transfers to the customer at the time the products are placed on a common carrier. The Company provides standard assurance warranties, which are not separately priced, that the products function as intended. The Company primarily receives fixed consideration for sales of product. Some of the Company’s contracts with distributors include stock rotation rights after six months for slow moving inventory, which represents variable consideration. The Company uses an expected value method to estimate variable consideration and constrains revenue for estimated stock rotations until it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur. To date, returns have been insignificant. The Company’s customers generally pay within 30 days from the receipt of an invoice.

Because the Company’s product sales agreements have an expected duration of one year or less, the Company has elected to adopt the practical expedient in ASC 606-10-50-14(a) of not disclosing information about its remaining performance obligations.

Manufacturing Services

For manufacturing services, which include revenues generated by the Company’s subsidiary, Enertec Systems 2001 Ltd. (“Enertec”), and in certain instances, revenues generated by the Company’s subsidiary, Gresham Power Electronics Ltd. (“Gresham Power”), the Company’s performance obligation for manufacturing services is satisfied over time as the Company creates or enhances an asset based on criteria that are unique to the customer and that the customer controls as the asset is created or enhanced. Generally, the Company recognizes revenue based upon proportional performance over time using a cost-to-cost method which measures progress based on the costs incurred to total expected costs in satisfying its performance obligation. This method provides a depiction of the progress in providing the manufacturing service because there is a direct relationship between the costs incurred by the Company and the transfer of the manufacturing service to the customer. Manufacturing services that are recognized based upon the proportional performance method are considered revenue from services transferred over time and to the extent the customer has not been invoiced for these revenues, as accrued revenue in the accompanying consolidated balance sheets. Revisions to the Company’s estimates may result in increases or decreases to revenues and income and are reflected in the consolidated financial statements in the periods in which they are first identified.

The Company has elected the practical expedient to not adjust the promised amount of consideration for the effects of a significant financing component to the extent that the period between when the Company transfers its promised good or service to the customer and when the customer pays in one year or less.

Lending and Trading Activities

Lending Activities

Ault Alliance, through its wholly-owned subsidiary Digital Power Lending, LLC (“DP Lending”), generates revenue from lending activities primarily through interest, origination fees and late/other fees. Interest income on these products is calculated based on the contractual interest rate and recorded as interest income as earned. The origination fees or original issue discounts are recognized over the life of the loan using the effective interest method.

Trading Activities

Ault Alliance, through DP Lending, generates revenue from trading activities primarily through sales of securities and unrealized gains and losses from held securities. Financial instruments utilized in trading activities are carried at fair value. Fair value is generally based on quoted market prices for the same or similar assets and liabilities. If these market prices are not available, fair values are estimated based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques where the determination of fair value may require significant management judgment or estimation. Realized gains and losses are recorded on a trade-date basis. Realized and unrealized gains and losses are recognized in revenue from trading activities.

Blockchain Mining

The Company has executed contracts with digital asset mining pools to provide computing power to the mining pool. The contracts are terminable at any time by either party and the Company’s enforceable right to compensation only begins when the Company provides computing power to the mining pool operator. The mining pool applies the Full Pay Per Share (“FPPS”) model. Under the FPPS model, in exchange for providing computing power, the Company is entitled to a fractional share of the fixed digital currency award the mining pool operator receives (less digital asset transaction fees to the mining pool operator which are recorded as a an offset to revenues), for successfully adding a block to the blockchain. The Company’s fractional share is based on the proportion of computing power the Company contributed to the mining pool operator to the total computing power contributed by all mining pool participants in solving the current algorithm to add a block to the blockchain.

F-17

Providing computing power in digital asset transaction verification services is an output of the Company’s ordinary activities. The provision of providing such computing power is the only performance obligation in the Company’s contracts with mining pool operators. The transaction consideration the Company receives, if any, is noncash consideration, which the Company measures at fair value on the date received, which is not materially different than the fair value at contract inception or the time the Company has earned the award from the pools. All consideration is variable. The Company cannot determine, during the course of solving for a block, that a reversal of revenue is not probable and therefore revenue is recognized when the mining pool operator successfully places a block (by being the first to solve an algorithm) and the Company receives confirmation of the consideration it will receive.

Because it is not probable that a significant reversal of cumulative revenue will not occur, the consideration is constrained until the mining pool operator successfully places a block (by being the first to solve an algorithm) and the Company receives confirmation of the consideration it will receive, at which time revenue is recognized. There is no significant financing component in these transactions.

Fair value of the digital currency award received is determined using the market rate of the related digital currency at the time of receipt, which is not materially different than the fair value at the time of contract inception or the time the Company has earned the award from the pool.

Expenses associated with running the cryptocurrency mining business, such as equipment depreciation and electricity costs, are recorded as a component of cost of revenues.

Accounts Receivable and Allowance for Doubtful Accounts

The Company’s receivables are recorded when billed and represent claims against third parties that will be settled in cash. The carrying amount of the Company’s receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The Company individually reviews all accounts receivable balances and based upon an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The Company estimates the allowance for doubtful accounts based on historical collection trends, age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that a specific receivable balance may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. A customer’s receivable balance is considered past-due based on its contractual terms. Past-due receivable balances are written-off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due.

Accrued Revenue

Manufacturing services that are recognized as revenue based upon the proportional performance method are considered revenue based on services transferred over time and to the extent the customer has not been invoiced for these revenues, as accrued revenue in the accompanying consolidated balance sheets. As of December 31, 2021 and 2020, accrued revenue was $2.3 million and $1.7 million, respectively.

Fair Value of Financial Instruments

In accordance with ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the exit price, or the amount that would be received for the sale of an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

F-18

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs include those that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or model-derived valuations. All significant inputs used in the Company’s valuations are observable or can be derived principally from or corroborated with observable market data for substantially the full term of the assets or liabilities. Level 2 inputs also include quoted prices that were adjusted for security-specific restrictions which are compared to output from internally developed models such as a discounted cash flow model.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of financial instruments carried at cost, including cash and cash equivalents, accounts receivables and accounts and other receivable – related party, investments, notes receivable, trade payables and trade payables – related party approximate their fair value due to the short-term maturities of such instruments.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Equity Investments

The following discusses the Company’s marketable equity securities, non-marketable equity securities, and gains and losses on marketable and non-marketable equity securities.

The Company’s marketable equity securities are publicly traded stocks or funds measured at fair value and classified within Level 1 and 2 in the fair value hierarchy because the Company uses quoted prices for identical assets in active markets or inputs that are based upon quoted prices for similar instruments in active markets.

The Company’s non-marketable equity securities are investments in privately held companies without readily determinable market values. The carrying value of the Company’s non-marketable equity securities is adjusted to fair value upon observable transactions for identical or similar investments of the same issuer or impairment (referred to as the measurement alternative). Non-marketable equity securities that have been remeasured during the period based on observable transactions are classified within Level 2 or Level 3 in the fair value hierarchy because the Company estimates the value based on valuation methods which may include a combination of the observable transaction price at the transaction date and other unobservable inputs including volatility, rights, and obligations of the securities the Company holds. The fair value of non-marketable equity securities that have been remeasured due to impairment are classified within Level 3.

The Company performs a qualitative assessment on a periodic basis and recognizes an impairment if there are sufficient indicators that the fair value of the investment is less than carrying value. Changes in value are recorded in other income (expense), net.

Impairment of Debt Securities

Debt securities are evaluated periodically to determine whether a decline in their value is other than temporary. The Company utilizes criteria such as the magnitude and duration of the decline, in addition to the reason underlying the decline, to determine whether the loss in value is other than temporary. The term “other than temporary” is not intended to indicate that the decline is permanent. It indicates that the prospects for a near term recovery of value are not necessarily favorable, or that there is a lack of evidence to support fair values equal to, or greater than, the carrying value of the investment. Once a decline in value is determined to be other than temporary, the value of the security is reduced and a corresponding charge to earnings is recognized. During the fourth quarter of 2021, the Company determined that the decline in value fair value of the warrant derivative securities that it received as a result of its investment in AVLP was other than temporary. The Company recorded an impairment of debt securities of $9.3 million with a corresponding adjustment to other comprehensive income, reducing prior unrealized losses.

Foreign Currency Translation

A substantial portion of the Company’s revenues are generated in U.S. dollars. In addition, a substantial portion of the Company’s costs are incurred in U.S. dollars. Company management has determined that the U.S. dollar is the functional currency of the primary economic environment in which it operates.

F-19

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are re-measured into U.S. dollars in accordance with FASB issued ASC 830, Foreign Currency Matters (“ASC 830”). All transaction gains and losses from the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of Gresham Power, Relec Electronics Ltd. (“Relec”), and Enertec, whose functional currencies have been determined to be their local currencies, the British Pound (“GBP”), GBP, and the Israeli Shekel (“ILS”), respectively, have been translated into U.S. dollars in accordance with ASC 830. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate in effect for the reporting period. The resulting translation adjustments are reported as other comprehensive loss in the consolidated statement of comprehensive loss and accumulated comprehensive loss in statement of changes in stockholders’ equity.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The Company’s cash is maintained in checking accounts, money market funds and certificates of deposits with reputable financial institutions. These balances exceed the U.S. Federal Deposit Insurance Corporation insurance limits. The Company had cash and cash equivalents of $933,000 and $885,000 at December 31, 2021 and 2020, respectively, in the United Kingdom (“U.K.”), and $58,000 and $19,000, respectively, in Israel. The Company has not experienced any losses on deposits of cash and cash equivalents.

Restricted Cash

As of December 31, 2021, restricted cash included $3.8 million of cash collateral for notes payable, $783,000 of cash held in escrow related to the purchase of the four hotels in the Madison, Wisconsin area, and $738,000 of cash held in trust related to environmental contingencies related to the Michigan data center.

Cash, cash equivalents and restricted cash consist of the following:

	December 31,	December 31,
	2021	2020
Cash and cash equivalents	$15,912,000	$18,680,000
Restricted cash	5,321,000	-
Total cash, cash equivalents and restricted cash	$21,233,000	$18,680,000

Cash and Marketable Securities Held in Trust Account

As of December 31, 2021, the Company held $116,725,000 in cash and marketable securities in a trust account. Cash and marketable securities held in the trust account represents cash and money market funds that primarily invest in U.S. treasury bills that were purchased with funds raised through the initial public offering of Ault Disruptive, a consolidated SPAC. The funds raised are held in a trust account that is restricted for use and may only be used for purposes of completing an initial business combination or redemption of the common stock of Ault Disruptive, as set forth in the trust agreement. The funds held in trust are included within Level 1 of the fair value hierarchy.

Inventories

Inventories are stated at the lower of cost or net realizable value. Inventory write-offs are provided to cover risks arising from slow-moving items or technological obsolescence.

Cost of inventories is determined as follows:

Raw materials, parts and supplies - using the “first-in, first-out” method; and

Work-in-progress and finished products - on the basis of direct manufacturing costs with the addition of indirect manufacturing costs.

F-20

The Company periodically assesses its inventories valuation in respect of obsolete and slow-moving items by reviewing revenue forecasts and technological obsolescence. When inventories on hand exceed the foreseeable demand or become obsolete, the value of excess inventory, which at the time of the review was not expected to be sold, is written off. At December 31, 2021 and 2020, the Company recorded an allowance for obsolescence of $1.4 million and $9,000 respectively

During the years ended December 31, 2021 and 2020, the Company did not record inventory write-offs within the cost of revenue.

Digital Currencies

Digital currencies are included in current assets in the consolidated balance sheets as an indefinite lived intangible asset. Digital currencies are recorded at cost less impairment. In performing the quantitative impairment test of the mined Bitcoin balances as well as recordation of daily revenues, as described in ASC 350-30-35-19, the Company utilizes the pricing of Bitcoin on a nightly basis from reliable pricing sources, which is not materially different than the fair value at the time of contract inception or the time the Company has earned the award from the pool.

An intangible asset with an indefinite useful life is not amortized but assessed for impairment annually, or more frequently, when events or changes in circumstances occur indicating that it is more likely than not that the indefinite-lived asset is impaired. Impairment exists when the carrying amount exceeds its fair value. In testing for impairment, the Company has the option to first perform a qualitative assessment to determine whether it is more likely than not that an impairment exists. If it is determined that it is not more likely than not that an impairment exists, a quantitative impairment test is not necessary. If the Company concludes otherwise, it is required to perform a quantitative impairment test. To the extent an impairment loss is recognized, the loss establishes the new cost basis of the asset. Subsequent reversal of impairment losses is not permitted.

Property and Equipment, Net

Property and equipment are stated at cost, net of accumulated depreciation. Gains or losses on disposals of property and equipment are recorded within income from operations. Repairs and maintenance costs are expensed as incurred. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

 Schedule Of Estimated Useful Life of Property, Plant and Equipment

Useful lives (in years)

Computer, software and related equipment	3 – 5
Office furniture and equipment	5 – 10
Building	29 – 39
Leasehold improvements	Over the term of the lease or the life of the asset, whichever is shorter.

Goodwill

The Company evaluates its goodwill for impairment in accordance with ASC 350, Intangibles – Goodwill and Other. Goodwill is recorded when the purchase price paid for an acquisition exceeds the estimated fair value of the net identified tangible and intangible assets acquired.

The Company tests the recorded amount of goodwill for impairment on an annual basis on December 31 or more frequently if there are indicators that the carrying amount of the goodwill exceeds its carried value. At December 31, 2021, the Company had six reporting units. During the years ended December 31, 2021 and 2020, the Company recognized no impairment of goodwill.

F-21

Intangible Assets

The Company acquired amortizable intangibles assets as part of asset purchase agreements consisting of customer relationships and non-compete agreements. The Company also has the trade names and trademarks associated with the acquisitions of Microphase Corporation (“Microphase”) and Relec, which were determined to have an indefinite life. The customer relationships and non-compete agreements, definite lived intangible assets, are being amortized on a straight-line basis over their estimated useful lives as follows:

Useful lives (in years)
Customer relationships	5 - 14
Non-competition agreements	3
Domain name and other intangible assets	3

The Company reviews intangible assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets might not be recoverable. Factors that the Company considers in deciding when to perform an impairment review include significant underperformance of the business in relation to expectations, significant negative industry or economic trends, and significant changes or planned changes in the use of the assets. If an impairment review is performed to evaluate a long-lived asset for recoverability, the Company compares forecasts of undiscounted cash flows expected to result from the use and eventual disposition of the long-lived asset to its carrying value. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of an asset are less than its carrying amount. The impairment loss would be based on the excess of the carrying value of the impaired asset over its fair value, determined based on discounted cash flows. During the years ended December 31, 2021 and 2020, the Company recognized no impairment of intangibles.

Long-Lived Assets

The long-lived assets of the Company are reviewed for impairment in accordance with ASC 360, Property, Plant, and Equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by comparing the amount by which the carrying amount of the assets to their fair value. During the first quarter of 2020, based upon the deteriorating business conditions for restaurants in the San Diego County as result of the spread of COVID-19 and the decline in projected cash flows over the life of the restaurant long-lived assets, the Company performed an undiscounted cash flow test to determine if the restaurant equipment and ROU assets were impaired. The undiscounted cash flows were less than the carrying amount of the Company’s restaurant equipment and ROU assets and therefore, the carrying amount of the assets were compared to the fair value of the assets, and the Company determined that there were impairment charges to be recorded on the restaurant long-lived assets. Impairment charges for the year ended December 31, 2020 related to restaurant equipment were in an amount equal to the cost of the Company’s restaurant equipment, net of depreciation of $0.5 million and the impairment related to the ROU assets attributed to the discontinued restaurant operations was the full carrying amount of $1.0 million. The restaurant-related impairment charges are included as a component of net loss from discontinued operations in 2020 (see Note 5).

Redeemable Noncontrolling Interests in Equity of Subsidiary

The Company records redeemable noncontrolling interests in equity of subsidiaries to reflect the economic interests of the common stockholders in Ault Disruptive. These interests are presented as redeemable noncontrolling interests in equity of subsidiaries within the consolidated balance sheets, outside of the permanent equity section. The common stockholders in Ault Disruptive have redemption rights that are considered to be outside of the Company’s control. As of December 31, 2021, the carrying amount of the redeemable noncontrolling interest in equity of subsidiaries was recorded at its redemption value of $116.7 million. Remeasurements to the redemption value of the redeemable noncontrolling interest in equity of subsidiaries are recorded within additional paid-in capital. Such remeasurements totaled $12.9 million, comprising of offering costs incurred in connection with the sale of common stock of Ault Disruptive in the amount of $116.7 million and initial valuation of the public warrants of Ault Disruptive in the amount of $4.1 million.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with FASB ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income and Comprehensive Income in the period that includes the enactment date.

F-22

The Company accounts for uncertain tax positions in accordance with ASC 740-10-25, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2021 and 2020, there were no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

Common Stock Purchase Warrants and Other Derivative Financial Instruments

The Company classifies common stock purchase warrants and other free standing derivative financial instruments as equity if the contracts (i) require physical settlement or net-share settlement or (ii) give the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the Company), (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement), or (iii) contain reset provisions, as either an asset or a liability. The Company assesses classification of its freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company determined that certain freestanding derivatives, which principally consist of issuance of warrants to purchase shares of common stock in connection with convertible notes and to employees of the Company, satisfy the criteria for classification as equity instruments as these warrants do not contain cash settlement features or variable settlement provision that cause them to not be indexed to the Company’s own stock.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation (“ASC 718”).

Under ASC 718:

●	the Company recognizes stock-based expenses related to stock option awards on a straight-line basis over the requisite service period of the awards, which is generally the vesting term of two to four years,
●	stock-based expenses are recognized net of forfeitures as they occur,
●	the expected term assumption, using the simplified method, reflects the period for which the Company believes the option will remain outstanding,
●	the Company determined the volatility of its stock by looking at the historic volatility of its stock, and
●	the risk-free rate reflects the U.S. Treasury yield for a similar expected life instrument in effect at the time of the grant.

The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

F-23

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with ASC 815, Derivatives and Hedging Activities (“ASC 815”). ASC 815 requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC 470-20, Debt with Conversion and Other Options (“ASC 470-20”). Under ASC 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC 815.

Debt Discounts

The Company accounts for debt discount according to ASC 470-20, Debt with Conversion and Other Options. Debt discounts are amortized through periodic charges to interest expense over the term of the related financial instrument using the effective interest method.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables.

Cash and cash equivalents are invested in banks in the U.S., U.K. and Israel. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions.

Trade receivables of the Company and its subsidiaries are mainly derived from sales to customers located primarily in the U.S., Europe and Israel. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to those amounts that the Company and its subsidiaries have determined to be doubtful of collection.

Comprehensive Loss

The Company reports comprehensive loss in accordance with ASC 220, Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that its items of other comprehensive loss relate to changes in foreign currency translation adjustments and unrealized gains and losses in its warrants in AVLP.

F-24

Leases

Effective January 1, 2019, the Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases. As of January 1, 2019, the Company only had operating leases. Operating leases are recognized as ROU assets, operating lease liability, current, and operating lease liability, non-current on the Company’s consolidated balance sheets. Lease assets and liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses the Company’s incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. In certain of the Company’s lease agreements, the Company receives rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis over the lease term without regard to deferred payment terms, such as rent holidays, that defer the commencement date of required payments. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leasehold improvements are capitalized at cost and amortized over the lesser of their expected useful life or the life of the lease, without assuming renewal features, if any, are exercised. The Company does not separate lease and non-lease components for the Company’s leases.

Reclassifications

Certain prior year amounts have been reclassified for comparative purposes to conform to the current-year financial statement presentation. These reclassifications had no effect on previously reported results of operations. In addition, certain prior year amounts from the restated amounts have been reclassified for consistency with the current period presentation.

Recent Accounting Standards

Not Yet Adopted

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (“Topic 848”), which provided optional guidance for a limited period of time to ease potential accounting impacts associated with transitioning away from reference rates that are expected to be discontinued, such as the London Interbank Offered Rate (“LIBOR”). The amendments applied only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued. In January 2021, the FASB issued ASU 2021-01, Reference Rate Reform, which refined the scope of Topic 848 through optional expedients and exceptions when accounting for derivative contracts and certain hedging relationships. The amendments are effective December 31, 2022. The Company is currently assessing the potential impacts of these ASUs and does not expect it to have any material impact on its consolidated results of operations, cash flows, financial position or disclosures.

In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers to require acquiring entities to apply Topic 606 when recognizing and measuring contract assets and contract liabilities instead of only recognizing such items at fair value on the acquisition date. The update addressed diversity in practice related to the acquired contract liability and payment terms and their effect on subsequent revenue recognized by the acquirer. The amendments in this update are effective the Company beginning with fiscal year 2023, with early adoption permitted, and should be applied prospectively to business combinations after the adoption date. The Company is currently assessing the potential impacts of this ASU and does not expect it to have any material impact on its consolidated results of operations, cash flows, financial position or disclosures.

Recently Adopted

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This standard simplifies the accounting for income taxes by removing certain exceptions for recognizing deferred taxes on investments, performing intra-period allocations, and calculating income taxes in interim periods. The ASU also adds guidance to reduce the complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. Most amendments within the standard are required to be applied on a prospective basis, while certain amendments must be applied on a retrospective or modified retrospective basis. The Company adopted the ASU effective January 1, 2021. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

In January 2020, the FASB issued ASU 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815)—Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 to address accounting for the transition into and out of the equity method and measuring certain purchased options and forward contracts to acquire investments. Entities are required to remeasure its investment immediately before the transition from the measurement alternative for an equity investment under ASC 321 to the equity method due to an observable transaction. Similarly, entities are required to remeasure its investment immediately after the transition from the equity method to ASC 321 due to an observable transaction. The amendments in this update should be applied prospectively and at the beginning of the period that includes the adoption date. The Company adopted the ASU effective January 1, 2020. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

F-25

In August 2020, the FASB issued ASU 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity to simplify the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments and contracts on an entity’s own equity. The Company adopted the ASU effective January 1, 2021. The amendments in this update can be applied through either a modified retrospective method or fully retrospective method of transition. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

In October 2020, the FASB issued ASU 2020-08, Codification Improvements to Subtopic 310-20, Receivables-Nonrefundable Fees and Other Costs. The amendments in this update clarify that an entity should reevaluate whether a callable debt security is within the scope of paragraph 310-20-35-33 for each reporting period. The Company adopted the ASU effective January 1, 2021. The amendments in this update should be applied prospectively and at the beginning of the period that includes the adoption date. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

In October 2020, the FASB issued ASU 2020-09, Debt (Topic 470): Amendments to SEC Paragraphs Pursuant to SEC Release No. 33-10762. The amendments mostly apply to Topic 470 and relate to financial disclosure requirements for SEC registrants and other entities required to furnish information with the SEC. The Company adopted the ASU effective January 4, 2021. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements to make incremental improvements to GAAP and address stakeholder suggestions, including, among other things, clarifying that the requirement to provide comparative information in the financial statements extends to the corresponding disclosures section. The Company adopted the ASU effective January 1, 2021. The amendments in this update should be applied retrospectively and at the beginning of the period that includes the adoption date. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

In August 2021, the FASB issued ASU 2021-06, Presentation of Financial Statements (Topic 205) Financial Services—Depositary and Lending (Topic 942), and Financial Services— Investment Companies (Topic 946). This update amends certain SEC paragraphs from the Codification in response to the issuance of SEC Final Rule Nos. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses, which modified the significance test and improved disclosure requirements for acquired businesses and pro forma financial information. The SEC Final Rule was effective January 1, 2021, and the ASU was adopted immediately by the Company. The impact of adopting the ASU was immaterial to the consolidated results of operations, cash flows, financial position, and disclosures.

F-26

4. REVENUE DISAGGREGATION

The following tables summarize disaggregated customer contract revenues and the source of the revenue for the years ended December 31, 2021 and 2020. Revenues from lending and trading activities included in consolidated revenues were primarily interest, dividend and other investment income, which are not considered to be revenues from contracts with customers under GAAP.

The Company’s disaggregated revenues consist of the following for the year ended December 31, 2021:

	Year ended December 31, 2021
	GWW	TurnOnGreen	Ault Alliance	Cryptocurrency	Real Estate	Total
Primary Geographical Markets
North America	$6,788,000	$4,536,000	$192,000	$4,238,000	$189,000	$15,943,000
Europe	7,492,000	457,000	-	-	-	7,949,000
Middle East	10,803,000	-	-	-	-	10,803,000
Other	498,000	353,000	-	-	-	851,000
Revenue from contracts with customers	25,581,000	5,346,000	192,000	4,238,000	189,000	35,546,000
Revenue, lending and trading activities (North America)	-	-	16,854,000	-	-	16,854,000
Total revenue	$25,581,000	$5,346,000	$17,046,000	$4,238,000	$189,000	$52,400,000

Major Goods
RF/microwave filters	$4,905,000	$-	$-	$-	$-	$4,905,000
Detector logarithmic video amplifiers	1,888,000	-	-	-	-	1,888,000
Power supply units	7,613,000	5,328,000	-	-	-	12,941,000
Power supply systems	241,000	-	-	-	-	241,000
Healthcare diagnostic systems	794,000	-	-	-	-	794,000
EV Chargers	-	18,000	-	-	-	18,000
Defense systems	10,140,000	-	-	-	-	10,140,000
Digital currency mining	-	-	-	3,450,000	-	3,450,000
Other	-	-	192,000	788,000	189,000	1,169,000
Revenue from contracts with customers	25,581,000	5,346,000	192,000	4,238,000	189,000	35,546,000
Revenue, lending and trading activities	-	-	16,854,000	-	-	16,854,000
Total revenue	$25,581,000	$5,346,000	$17,046,000	$4,238,000	$189,000	$52,400,000

Timing of Revenue Recognition
Goods transferred at a point in time	$13,825,000	$5,346,000	$192,000	$4,238,000	$189,000	$23,790,000
Services transferred over time	11,756,000	-	-	-	-	11,756,000
Revenue from contracts with customers	$25,581,000	$5,346,000	$192,000	$4,238,000	$189,000	$35,546,000

F-27

The Company’s disaggregated revenues consist of the following for the year ended December 31, 2020:

	Year ended December 31, 2020
	GWW	TurnOnGreen	Ault Alliance	Cryptocurrency	Real Estate	Total
Primary Geographical Markets
North America	$6,718,000	$4,500,000	$-	$-	$-	$11,218,000
Europe	1,879,000	450,000	-			2,329,000
Middle East	9,273,000	-	-	-	-	9,273,000
Other	343,000	466,000	-	-	-	809,000
Revenue from contracts with customers	18,213,000	5,416,000	-			23,629,000
Revenue, lending and trading activities (North America)	-	-	242,000	-	-	242,000
Total revenue	$18,213,000	$5,416,000	$242,000	$-	$-	$23,871,000

Major Goods
RF/microwave filters	$4,330,000	$-	$-	$-	$-	$4,330,000
Detector logarithmic video amplifiers	473,000	-	-	-	-	473,000
Power supply units	2,656,000	5,416,000	-	-	-	8,072,000
Power supply systems	1,482,000	-	-	-	-	1,482,000
Healthcare diagnostic systems	1,012,000	-	-	-	-	1,012,000
EV Chargers	-					-
Defense systems	8,260,000	-	-	-	-	8,260,000
Digital currency mining	-	-	-	-	-	-
Other	-	-	-	-	-	-
Revenue from contracts with customers	18,213,000	5,416,000	-			23,629,000
Revenue, lending and trading activities	-	-	242,000	-	-	242,000
Total revenue	$18,213,000	$5,416,000	$242,000	$-	$-	$23,871,000

Timing of Revenue Recognition
Goods transferred at a point in time	$8,941,000	$5,416,000	$-	$-	$-	$14,357,000
Services transferred over time	9,272,000	-	-	-	-	9,272,000
Revenue from contracts with customers	$18,213,000	$5,416,000	$-	$-	$-	$23,629,000

5. Discontinued Operations

In the first quarter of 2020, management determined that the permanent closing of the restaurant operations met the criteria for presentation as discontinued operations. Accordingly, the results of the restaurant operations are presented as discontinued operations in the Company’s consolidated statements of operations and comprehensive loss and are excluded from continuing operations for all periods presented. On March 16, 2020, to try and mitigate the spread of COVID-19, San Diego County health officials issued orders mandating that all restaurants must end dine-in services. As a result of these temporary closures and the deteriorating business conditions at the Company’s restaurant businesses, the Company concluded that discontinuing the operations of I.AM, Inc. (“I.AM”) was ultimately in its best interest.

The restaurant operations are included in the Company’s results as discontinued operations through March 16, 2020, the date of closing of the restaurants. The following tables summarize the major classes of line items included in loss from discontinued operations:

	For the Year Ended
	December 31,
	2021	2020
Revenue	$—	$543,000
Cost of revenue	—	(160,000)
General and administrative	—	(556,000)
Impairment of property and equipment and right-of-use assets	—	(1,525,000)
Gain on deconsolidation of I.AM	—	2,359,000
Income from discontinued operations	$—	$661,000

F-28

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table sets forth the Company’s financial instruments that were measured at fair value on a recurring basis by level within the fair value hierarchy:

	Fair Value Measurement at December 31, 2021
	Total	Level 1	Level 2	Level 3
Investment in term promissory note of Ault & Company, Inc. (“Ault & Company”) and other – a related party	$2,842,000	$-	$-	$2,842,000
Investment in common stock of Alzamend – a related party	13,230,000	13,230,000	-	-
Investments in marketable equity securities	40,380,000	40,380,000	-	-
Cash and marketable securities held in trust account	116,725,000	116,725,000	-	-
Investments in equity securities	30,482,000	-	-	30,482,000
Total assets measured at fair value	$203,659,000	$170,335,000	$-	$33,324,000

	Fair Value Measurement at December 31, 2020
	Total	Level 1	Level 2	Level 3
Investments in convertible promissory notes and advances of Alzamend – related parties	$797,000	$-	$-	$797,000
Investments in marketable equity securities	653,000	-	-	653,000
Investments in marketable equity securities	2,563,000	2,563,000	-	-
Investments in equity securities	262,000	-	-	262,000
Total assets measured at fair value	$4,275,000	$2,563,000	$-	$1,712,000

The Company assesses the inputs used to measure fair value using the three-tier hierarchy based on the extent to which inputs used in measuring fair value are observable in the market. See Note 13 for activity related to investments in convertible promissory notes and advances of Alzamend – related parties, and investment in common stock and warrants of Alzamend – a related party. The decline in investment in warrants of public companies was due to a decrease upon remeasurement of fair value of the underlying warrants.

The following table summarizes the changes in investments in equity securities measured and carried at fair value on a recurring basis with the use of significant unobservable inputs (Level 3) for the year ended December 31, 2021:

Investments in
equity
securities
Balance at January 1, 2021	$262,000
Investment in convertible preferred stock	14,950,000
Investment in warrants	2,673,000
Change in fair value of warrants	8,224,000
Conversion of loans to equity securities	3,520,000
Unrealized gains on equity securities	2,510,000
Conversion to marketable securities	(1,657,000)
Balance at December 31, 2021	$30,482,000

See Note 13 for the changes in investments in Alzamend and Ault & Company measured and carried at fair value on a recurring basis with the use of significant unobservable inputs (Level 3) during the year ended December 31, 2021.

F-29

7. Marketable Securities

Marketable securities in equity securities with readily determinable market prices consisted of the following as of December 31, 2021 and 2020:

	Marketable equity securities at December 31, 2021
		Gross unrealized	Gross unrealized
	Cost	gains	losses	Fair value
Common shares	$53,475,000	$32,000	$(13,127,000)	$40,380,000

	Marketable equity securities at December 31, 2020
		Gross unrealized	Gross unrealized
	Cost	gains	gains losses	Fair value
Common shares	$1,506,000	$1,083,000	$(26,000)	$2,563,000

The following table presents additional information about marketable equity securities:

Marketable
Equity Securities
Balance at January 1, 2020	$640,000
Purchases of marketable equity securities	1,425,000
Sales of marketable equity securities	(373,000)
Realized gains on marketable equity securities	75,000
Unrealized gains on marketable equity securities	796,000
Balance at January 1, 2021	2,563,000
Purchases of marketable equity securities in operations	385,235,000
Purchases of marketable equity securities	2,765,000
Conversion of debt securities to marketable securities	2,656,000
Sales of marketable equity securities in operations	(355,837,000)
Sales of marketable equity securities	(4,062,000)
Realized gains on marketable equity securities	27,377,000
Realized losses on marketable equity securities	(6,190,000)
Unrealized losses on marketable equity securities	(14,127,000)
Balance at December 31, 2021	$40,380,000

At December 31, 2021 and 2020, the Company had invested in the marketable equity securities of certain publicly traded companies. The Company’s investment in marketable equity securities will be revalued on each balance sheet date.

8. DIGITAL CURRENCIES

Activities related to digital currency were not considered material for the year ended December 31, 2020. The following table presents the activities of the digital currencies for the year ended December 31, 2021:

Digital Currencies
Balance at January 1, 2021	$7,000
Additions of mined digital currencies	3,450,000
Payments to vendors	(889,000)
Impairment of mined cryptocurrency	(403,000)
Balance at December 31, 2021	$2,165,000

9. INVENTORIES

At December 31, 2021 and 2020, inventories consisted of:

	December 31,	December 31,
	2021	2020
Raw materials, parts and supplies	$2,421,000	$1,189,000
Work-in-progress	1,107,000	1,923,000
Finished products	1,954,000	262,000
Total inventories	$5,482,000	$3,374,000

F-30

10. PROPERTY AND EQUIPMENT, NET

At December 31, 2021 and 2020, property and equipment consisted of:

	December 31, 2021	December 31, 2020
Cryptocurrency machines and related equipment	$10,763,000	$567,000
Deposits on cryptocurrency machines	64,117,000	—
Computer, software and related equipment	8,884,000	3,057,000
Office furniture and equipment	702,000	490,000
Land	25,696,000	—
Building	67,209,000	—
Leasehold improvements	1,750,000	1,352,000
	179,121,000	5,466,000
Accumulated depreciation and amortization	(5,096,000)	(3,343,000)
Property and equipment, net	$174,025,000	$2,123,000

For the years ended December 31, 2021 and 2020, depreciation expense amounted to $2.1 million and $0.4 million, respectively.

11. INTANGIBLE ASSETS, NET

At December 31, 2021 and 2020, intangible assets consisted of:

	Useful Life	December 31, 2021	December 31, 2020
Trade name and trademark	Indefinite life	$1,546,000	$1,551,000
Customer list	10-14 years	3,486,000	3,441,000
Domain name and other intangible assets	5 years	714,000	690,000
		5,746,000	5,682,000
Accumulated depreciation and amortization		(1,711,000)	(1,292,000)
Intangible assets, net		$4,035,000	$4,390,000

The Company’s trade names and trademarks were determined to have an indefinite life. The remaining definite lived intangible assets are primarily being amortized on a straight-line basis over their estimated useful lives. Amortization expense was $375,000 and $336,000, respectively, for the years ended December 31, 2021 and 2020.

The customer relationships are subject to amortization over their estimated useful lives, which range between 3 and 14 years. The following table presents estimated amortization expense for each of the succeeding five calendar years and thereafter.

2022		$319,000
2023		319,000
2024		319,000
2025		319,000
2026		319,000
Thereafter		894,000
	$2,489,000

F-31

12. GOODWILL

The Company’s goodwill relates to the acquisition of a controlling interest in Microphase on June 2, 2017 and Imperalis Holding Corp. (“Imperalis”) on December 16, 2021, and the acquisitions of Enertec on May 22, 2018, and Relec on November 30, 2020. The following table summarizes the changes in the Company’s goodwill for the years ended December 31, 2021 and 2020:

Goodwill
Balance as of January 1, 2020	$8,101,000
Acquisition of Relec	1,148,000
Effect of exchange rate changes	397,000
Balance as of January 1, 2021	9,646,000
Acquisition of Imperalis	278,000
Effect of exchange rate changes	166,000
Balance as of December, 2021	$10,090,000

13. INVESTMENTS – RELATED PARTIES

Investments in Alzamend and Ault & Company at December 31, 2021 and 2020, were comprised of the following:

Investment in Promissory Notes, Related Parties

	Interest	Due	December 31,	December 31,
	Rate	Date	2021	2020
Short-term advance in Alzamend			$-	$750,000
Investment in convertible promissory note of Alzamend			-	50,000
Investment in promissory note of Ault & Company	8%	December 31, 2022	2,500,000	-
Accrued interest receivable Ault & Company and Alzamend			169,000	1,000
Other			173,000	203,000
Total investment in promissory notes, related parties – gross			2,842,000	1,004,000
Less: original issue discount			-	(4,000)
Total investment in promissory notes, related parties			$2,842,000	$1,000,000

Investment in Common Stock and Warrants, Related Parties

	Weighted Avg.
	Remaining	December 31,	December 31,
	Contractual Term	2021	2020
Investment in warrants of Alzamend	4.4 years	$-	$11,000
Investment in common stock and options of Alzamend		13,230,000	642,000
Total investment in common stock, options, and warrants of Alzamend		$13,230,000	$653,000

F-32

The following table summarizes the changes in the Company’s investments in Alzamend and Ault & Company during the years ended December 31, 2021 and 2020:

	Investment in warrants and common stock of ALZN	Investment in promissory notes and advances of ALZN and Ault & Company and Other	Total investment in ALZN and Ault & Company, net and Other
Balance at January 1, 2020	$559,000	$233,000	$792,000
Investment in convertible promissory note of Alzamend	-	38,000	38,000
Investment in common stock of Alzamend	44,000	-	44,000
Investment in warrants of Alzamend	12,000	-	12,000
Short term advance in Alzamend	-	750,000	750,000
Unrealized gain in common stock of Alzamend	38,000	-	38,000
Accretion of discount	-	8,000	8,000
Amortization of related party investment	-	(30,000)	(30,000)
Accrued interest	-	1,000	1,000
Balance at January 1, 2021	653,000	1,000,000	1,653,000
Alzamend note and advances converted into common stock	-	(800,000)	(800,000)
Investment in promissory note of Ault & Company	-	2,500,000	2,500,000
Investment in common stock and options of Alzamend	18,181,000	-	18,181,000
Unrealized loss in common stock of Alzamend	(5,604,000)	-	(5,604,000)
Accretion of discount	-	4,000	4,000
Amortization of related party investment	-	(30,000)	(30,000)
Accrued interest	-	168,000	168,000
Balance at December 31, 2021	$13,230,000	$2,842,000	$16,072,000

F-33

Investments in Alzamend Common Stock

The following table summarizes the changes in the Company’s investments in Alzamend common stock during the year ended December 31, 2021:

	Shares of	Per Share	Investment in
	Common Stock	Price	Common Stock
Balance at January 1, 2021	428,000	$1.50	$642,000
Purchase of shares from an Alzamend shareholder	62,000	$0.81	50,000
March 9, 2021 securities purchase agreement*	4,000,000	$1.50	6,000,000
Investment in Alzamend initial public offering	2,000,000	$5.00	10,000,000
Open market purchases after initial public offering	457,000	$4.67	2,132,000
Unrealized loss in common stock of Alzamend			(5,625,000)
Investment in Alzamend common stock	6,947,000	$1.90	13,199,000
Investment in Alzamend options			31,000
Balance at December 31, 2021			$13,230,000

*	Pursuant to the March 9, 2021 securities purchase agreement, in aggregate, Alzamend agreed to sell up to 6,666,667 shares of its common stock to DP Lending for $10.0 million, or $1.50 per share, and issue to DP Lending warrants to acquire 3,333,334 shares of Alzamend common stock with an exercise price of $3.00 per share. As of December 31, 2021, DP Lending funded $6.0 million, including the conversion of notes and advances of $0.8 million, and the remaining $4.0 million will be funded upon Alzamend achieving certain milestones.

14. INVESTMENT IN UNCONSOLIDATED ENTITY – AVLP

Equity Investments in Unconsolidated Entity – AVLP

Equity investments in an unconsolidated entity, AVLP, at December 31, 2021 and 2020, were comprised of the following:

Investment in Promissory Notes

	Interest	Due	December 31,	December 31,
	Rate	Date	2021	2020
Investment in convertible promissory notes	12%	2022-2026	$21,399,000	$11,269,000
Accrued interest receivable*			2,092,000	2,025,000
Other			600,000	600,000
Total investment in promissory notes, gross			24,091,000	13,894,000
Less: provision for loan losses			(2,000,000)	(3,424,000)
Total investment in promissory note			$22,091,000	$10,470,000

* During the years ended December 31, 2021 and 2020, no interest income was recognized from the Company’s investment in AVLP.

Investment in Common Stock and Warrants

	Weighted Avg.
	Remaining	December 31,	December 31,
	Contractual Term	2021	2020
Investment in warrants	2.7 years	$-	$4,987,000
Investment in common stock		39,000	500,000
Total investment in common stock and warrants		$39,000	$5,487,000

F-34

The following table summarizes the changes in the Company’s equity investments in an unconsolidated entity, AVLP, during the years ended December 30, 2021 and 2020:

	Investment in	Investment in
	warrants and	promissory notes	Total
	common stock	and advances	investment
Balance at January 1, 2020	$1,569,000	$7,141,000	$8,710,000
Investment in convertible promissory notes	-	1,330,000	1,330,000
Investment in common stock	1,000	-	1,000
Fair value of derivative instruments	344,000	-	344,000
Unrealized gain in derivative instruments	3,312,000	-	3,312,000
Unrealized gain in common stock	260,000	-	260,000
Provision for loan losses	-	2,000,000	2,000,000
Balance at January 1, 2021	5,486,000	10,471,000	15,957,000
Investment in convertible promissory notes	-	7,344,000	7,344,000
Fair value of warrants issued	2,786,000	-	2,786,000
Unrealized loss in warrants	(7,772,000)	-	(7,772,000)
Unrealized gain in common stock	(150,000)	-	(150,000)
Loss from equity investment	(311,000)	-	(311,000)
Accretion of discount	-	4,210,000	4,210,000
Accrued interest	-	66,000	66,000
Balance at December 31, 2021	$39,000	$22,091,000	$22,130,000

Extension of AVLP Loan Agreement

On April 13, 2021, the AVLP Loan Agreement was increased to up to $15 million and extended to December 31, 2023. On June 4, 2021, the AVLP Loan Agreement was increased to up to $20 million.

15. INVESTMENTS IN LIMITED PARTNERSHIP

On June 8, 2018, the Company entered into a limited partnership agreement, in which it agreed to become a limited partner in the partnership (the “NY Partnership”). The NY Partnership is a limited partner in the partnership that is responsible for the construction and related activities of a hotel in New York City. In connection with this transaction, the Company has agreed to finance a portion of the capital required by the NY Partnership. As of December 31, 2021, the Company had invested an aggregate of $1.9 million in the NY Partnership. The Company has no further required funding obligations related to the hotel. This investment does not have a readily determinable fair value and has been measured at cost less impairment, if any, and adjusted for observable price changes for identical or similar investments.

16. CONSOLIDATED VARIABLE INTEREST ENTITY - ALPHA FUND

Investments in the Alpha Fund

During the year ended December 31, 2021, the Company invested in the Alpha Fund. The Alpha Fund operates as a private investment fund. The general partner of the Alpha Fund, Ault Alpha GP LLC (“Alpha GP”) is owned by Ault Capital Management LLC (the “Investment Manager”), which also acts as the investment manager to the Alpha Fund. The Investment Manager is owned by Ault & Company. Messrs. Ault, Horne, Nisser and Cragun, who serve as executive officers and/or directors of the Company, are executive officers of the Investment Manager, and Messrs. Ault, Horne and Nisser are executive officers and directors of Ault & Company.

As of December 31, 2021, the Company subscribed for $17 million or 100% of the limited partnership interests in the Alpha Fund, the full amount of which was funded. These investments are subject to a rolling five-year lock-up period, provided that after three years, Alpha GP will waive the last twenty-four (24) months of the lock-up period upon receipt of written notice from an executive officer of the Company that a withdrawal of capital is required to prevent a going concern opinion from the Company’s auditors, under the terms of the Alpha Fund’s partnership agreement and side letter entered into between the Company and the Alpha Fund.

The Company consolidates Alpha Fund as a VIE due to its significant level of influence and control of Alpha Fund, the size of its investment, and its ability to participate in policy making decisions, the Company is considered the primary beneficiary of the VIE.

F-35

Investments by Alpha Fund – Treasury Stock

The Alpha Fund has purchased shares of the Company’s common stock in open market transactions at an average purchase price of $2.16 per share. As of December 31, 2021, the Alpha Fund owned 6,100,000 shares of the Company’s common stock, accounted for as treasury stock as of December 31, 2021.

17. ACQUISITIONS

Business combinations are accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations. Under the acquisition method, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is recorded to the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired less liabilities assumed at the date of acquisition.

Acquisition during 2020

On November 9, 2020, GWW entered into a Stock Purchase Agreement (the “Agreement”) with Tabard Holdings Inc., a Delaware corporation and wholly owned subsidiary of GWW (“Tabard”), the legal and beneficial owners (the “Sellers”) of 100% of the issued shares in the capital of Relec, and Peter Lappin, in his capacity as the representative of the Sellers (the “Sellers’ Representative”). Relec was established in 1978 and provides specialist power conversion and display products. The acquisition of Relec expands GWW’s product offering and geographic reach. On November 30, 2020, the acquisition of Relec closed for an aggregate cash purchase price of $3.8 million, net of cash acquired, of which $3.6 million had been paid at December 31, 2020. Pursuant to the Agreement, Tabard may be required to pay the Sellers a maximum of £500,000, or approximately $667,000, during 2021, 2022 and 2023. These earn-out payments are based on a combination of Relec’s gross margin and its minimum earnings before income taxes, depreciation and amortization. There was no earn-out payment due related to 2021.

Upon initial measurement, components of the purchase price are as follows:

Relec
Accounts receivable	$633,000
Prepaid and other current assets	53,000
Inventories, net	994,000
Property and equipment	94,000
Customer relationships	900,000
Trade name	500,000
Accounts payable and accrued expenses	(557,000)
Net assets acquired	2,617,000
Goodwill	1,148,000
Purchase price	$3,765,000

Asset Acquisitions During 2021

Acquisition of Michigan Cloud Data Center

On January 29, 2021, Alliance Cloud Services, LLC, a majority-owned subsidiary of its wholly-owned subsidiary, Ault Alliance, closed on the acquisition of a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan for a purchase price of $4.0 million. The purchase price was paid by the Company using its own working capital. The facility is subject to a final corrective measures plan with the Environment Protection Agency. The seller performed remedial activities at the Michigan facility relating to historical soil and groundwater contamination and the Company is responsible for ongoing monitoring and final remediation plans. The Company’s estimated cost of the environmental remediation obligation is approximately $0.4 million and reflects its best estimate of probable future costs for remediation based on the current assessment data and regulatory obligations. Future costs will depend on many factors, including the extent of work necessary to implement monitoring and final remediation plans and the Company’s time frame for remediation. The Company may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on results of operations, financial condition, and cash flows during the period in which they are recorded.

F-36

Acquisition of Hotels

On December 22, 2021, the Company, through real estate segment, acquired four hotel properties for $71.3 million consisting of a 136-room Courtyard by Marriott, a 133-room Hilton Garden Inn and a 122-room Residence Inn by Marriott in Middleton, WI, as well as a 135-room Hilton Garden Inn in Rockford, IL.

The allocation of the purchase price of the hotel acquisitions is based on the estimated fair value of the assets acquired. The Company accounted for these transactions as acquisitions of assets.

The Company has performed a valuation analysis of the fair market value of the assets acquired. The accounted for these transactions as acquisitions of assets. The following table summarizes the preliminary allocation of the purchase price as of the date of the Acquisition. The purchase price consists of $69.2 million paid to the seller and $2.1 million of direct transaction costs.

Schedule of acquisation

Land and improvements	$9,021,000
Building improvements	60,265,000
Furniture, fixtures and equipment	2,048,000
Assets acquired	$71,334,000

F-37

Acquisition of St. Peterburg Land

On December 30, 2021, the Company, through Third Avenue Apartments, LLC, a wholly owned subsidiary of AGREE Madison, LLC (“AGREE Madison”), a wholly owned subsidiary of Ault Global Real Estate Equities, Inc., a wholly owned subsidiary of Ault Alliance, acquired certain real property located at the southeast corner of 5th Street North and 3rd Avenue North in St. Petersburg, Florida. The purchase price for the property was $15.5 million. The Company plans to use the property for the development of a high-rise multi-family project.

18. EXECUTIVE CHAIRMAN RELOCATION BENEFIT

On February 23, 2021, as part of a relocation benefit for the Company’s Executive Chairman, Milton C. Ault, III, related to the Company moving its corporate headquarters from Newport Beach, CA to Las Vegas, NV, the Company agreed to purchase Mr. Ault’s California residence for $2.7 million. The transaction was structured such that upon the closing of the subsequent sale of the residence, the Company shall have not recognized a gain or a loss on the transaction. The Company and Mr. Ault agreed to escrow $254,000 of the purchase price in the event of a loss on the subsequent sale of the residence. During April 2021, the Company entered into an agreement for the subsequent sale of the residence, which closed on April 19, 2021.

19. STOCK-BASED COMPENSATION

The Company provides stock-based compensation to directors, employees and consultants under the 2021 Stock Incentive Plan, which was approved by stockholders on August 13, 2021 at the 2021 Annual Meeting of Stockholders and which reserved 7,500,000 shares of common stock for grant of awards under the plan.

Options granted under the plan have an exercise price equal to or greater than the fair value of the underlying common stock at the date of grant and become exercisable based on a vesting schedule determined at the date of grant. Typically, options granted generally become fully vested after four years. Any options that are forfeited or cancelled before expiration become available for future grants. The options expire between 5 and 10 years from the date of grant. Restricted stock awards granted under the plan are subject to a vesting period determined at the date of grant. As of December 31, 2021, an aggregate of 2,841,699 shares of the Company’s common stock were available for future grant.

The options outstanding as of December 31, 2021, have been classified by exercise price, as follows:

Schedule of exercise price

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$2.15 - $2.62	3,395,000	9.75	$2.35	266,152	$2.51
$480 - $560	894	3.95	$537.34	814	$535.12
$1,208 - $1,352	25	2.25	$1,336.00	25	$1,336.00
$2.15 - $1,352	3,395,919	9.75	$2.50	266,991	$4.26

Issuances outside of the Plan
1.79	850,000	8.72	$1.79	708,221	$1.79
$2.46 - $2.55	2,150,000	9.33	$2.54	-	-
$1.79 - $2.55	3,000,000	9.16	$2.33	708,221	$1.79

Total Options
$1.79 - $1,352	6,395,919	9.47	$2.42	975,212	$2.47

F-38

The total stock-based compensation expense related to stock options and stock awards issued to the Company’s employees, consultants and directors, included in reported net loss for the year ended December 31, 2021 and 2020, was comprised as follows:

	Year Ended December 31,
	2021	2020
General and administrative	$7,750,000	$1,106,000
Total stock-based compensation	$7,750,000	$1,106,000

A summary of option activity under the Company’s stock option plans as of December 31, 2021 and 2020, and changes during the years ended are as follows:

		Outstanding Options
				Weighted
			Weighted	Average
	Shares		Average	Remaining	Aggregate
	Available	Number	Exercise	Contractual	Intrinsic
	for Grant	of Options	Price	Life (years)	Value
January 1, 2020	103,105	1,388	$636	6.33	$0
Restricted stock awards	(96,875)	—
Forfeited	463	(463)	$781
January 1, 2021	6,693	925	$564	4.87	$0
Authorized	7,500,000
Stock options granted	(3,395,000)	3,395,000	$2.35
Restricted stock awards	(1,270,000)	—
Forfeited	6	(6)	$1,352
December 31, 2021	2,841,699	3,395,919	$2.52	9.75	$0

As of December 31, 2021, there was $11.6 million of unrecognized compensation cost related to non-vested stock-based compensation arrangements granted under the plan. That cost is expected to be recognized over a weighted average period of 2.1 years.

Enertec Stock-Based Compensation

On December 31, 2020, Enertec issued its Chief Executive Officer a warrant to purchase 27,889 shares of Enertec common stock. The stock-based compensation expense related to the warrant included in reported net loss for the year ended December 31, 2020 was $813,405, based on the estimated fair value of the warrants on the date of issuance.

GWW Stock-Based Compensation

On May 25, 2021, GWW issued its executives options to purchase an aggregate total of 100,000 shares of GWW Class A common stock, at an exercise price per share of $14.64. The options vest over a four-year period. Additionally, the executives were granted a restricted stock award to acquire an aggregate of 50,000 shares of GWW Class A common stock, vesting annually over a three-year term. The stock-based compensation expense related to the options included in reported net loss for the year ended December 31, 2021 was $629,000, based on the estimated fair value of the options on the date of issuance. As of December 31, 2021, there was $429,000 of unrecognized compensation cost related to non-vested stock-based compensation arrangements with Messrs. Read and Long. That cost is expected to be recognized over a weighted average period of 2.4 years.

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20. WARRANTS

A summary of warrant activity for the years ended December 31, 2021 and 2020 is presented below.

Schedule of warrants

	Warrants	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at January 1, 2020	79,018	$206.57	3.74	$7,735
Granted	4,156,150	1.47
Forfeited	(474)	880.00
Exercised	(919,134)	1.62
Outstanding at December 31, 2020	3,315,560	6.19	4.27	4,220,327
Granted	18,665,252	2.47
Forfeited	(397)	8.00
Exercised	(1,965,628)	2.42
Outstanding at December 31, 2021	20,014,787	$3.09	4.67	$4,256,888

The following table summarizes information about common stock warrants outstanding at December 31, 2021:

Schedule of common stock warrants outstanding

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$ —	6,500	2.25	$ —	6,500	$—
$0.88 - $3.01	19,936,640	4.68	$2.31	19,936,640	$0.88 - $3.01
$8.00 - $19.80	53,055	2.39	$12.78	53,055	$8.00 - $19.80
$440 - $920	16,225	1.20	$733.40	16,225	$440 - $920
$1,040 - $2,000	2,367	1.18	$1,404.85	2,367	$1,040 - $2,000
$ — - $2,000.00	20,014,787	4.67	$3.09	20,014,787	$3.09

Warrant Issuances During 2021

On December 30, 2021, the Company issued warrants to purchase an aggregate of 16,037,858 shares of common stock at an exercise price equal to $2.50 per share in connection with the issuance of promissory notes in the aggregate principal face amount of $66 million (see Note 24). If the trading price of the common stock is less than $2.50 per share 90 days after December 30, 2021, the exercise price will be reduced to 110% of the closing price of the common stock on that date, subject to a floor price of $1.00 per share.

The Company has valued the 14,095,350 Series A warrants issued in connection with the issuance of promissory notes in the aggregate principal face amount of $66 million (see Note 24) at their date of grant utilizing a Monte Carlo simulation valuation model. The Company has valued the other warrants issued at their date of grant utilizing the Black-Scholes option pricing model. This model is dependent upon several variables such as the warrants’ remaining contractual term, exercise price, current stock price, risk-free interest rate and estimated volatility of the Company’s stock over the contractual term of the warrants. The risk-free interest rate used in the calculations is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the contractual life of the warrants.

The Company utilized a variety of pricing models and the weighted average assumptions used during the years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021	December 31, 2020
Exercise price	$2.29	$1.79
Remaining contractual term	4.7	4.1
Volatility	150%	99%
Dividend yield	0%	0%
Risk-free interest rate	1.0%	0.4%

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21. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Other current liabilities at December 31, 2021 and 2020 consisted of:

Schedule of other current liabilities

	December 31,
	2021		2020
Accounts payable		$6,902,000		$7,043,000
Accrued payroll and payroll taxes		5,027,000		1,412,000
Financial instruments		4,249,000		4,192,000
Accrued legal		2,637,000		1,777,000
Other accrued expenses		3,887,000		2,590,000
	$22,702,000		$17,014,000

Financial Instruments

Under authoritative guidance used by the FASB on determining whether an instrument (or embedded feature) is indexed to an entity’s own stock, instruments that do not have fixed settlement provisions are deemed to be derivative instruments. In prior years, the Company granted certain warrants that resulted in these warrants being accounted for as a financial instrument in accordance with ASC 815 and being re-measured every reporting period with the change in value reported in the statement of operations.

The financial instruments were valued using a variety of pricing models with the following valuation assumptions:

Schedule of Financial Instrument

	December 31, 2021	December 31, 2020
Stock price	$2.50	$2.28
Exercise price	$2.50	$2.28
Contractually defined remaining term	5.0	5.0
Contractually defined volatility	135%	135%
Dividend yield	0%	0%
Risk-free interest rate	1.270%	0.381%

Per the terms of the warrant agreements underlying the financial instruments, the value to the warrant holders is defined within the agreement based on a stock price, contractual term, volatility factor and dividend rate as defined in the warrant agreement, and not indexed to the company’s stock, resulting in the financial instrument accounting. The risk-free interest rate was based on rates established by the Federal Reserve Bank.

The following table sets forth a summary of the changes in the estimated fair value of the financial instruments during the years ended December 31, 2021 and 2020:

Schedule of fair value of the financial instruments

	December 31,
	2021	2020
Beginning balance	$4,192,000	$9,000
Recognition of financial instruments	4,239,000	4,958,000
Change in fair value	542,000	49,000
Extinguishment	(4,724,000)	(824,000)
Ending balance	$4,249,000	$4,192,000

22. INVESTMENT MARGIN ACCOUNTS PAYABLE

During the year ended December 31, 2021, the Company entered into leverage agreements on certain brokerage accounts whereby it borrowed $18.5 million. During the year ended December 31, 2021, the interest expense on these borrowings was $55,000.

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23. LEASES

The Company has operating leases for office space. The Company’s leases have remaining lease terms of 12 months to 9.5 years, some of which may include options to extend the leases perpetually, and some of which may include options to terminate the leases within 1 year.

The following table provides a summary of leases by balance sheet category as of December 31, 2021 and 2020:

Schedule of supplemental balance sheet information related to leases

	December 31, 2021	December 31, 2020
Operating right-of-use assets	$5,243,000	$4,318,000
Operating lease liability - current	1,123,000	524,000
Operating lease liability - non-current	4,213,000	3,855,000

The components of lease expenses for the years ended December 31, 2021 and 2020, were as follows:

Schedule of lease expenses

	Year Ended December 31,
	2021	2020
Operating lease cost	$1,406,000	$951,000
Short-term lease cost	-	-
Variable lease cost	-	107,000

The following tables provides a summary of other information related to leases for the years ended December 31, 2021 and 2020:

Schedule of supplemental cash flow information related to leases

	December 31, 2021	December 31, 2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,008,000	$1,024,000
Right-of-use assets obtained in exchange for new operating lease liabilities	$1,875,000	$-
Weighted-average remaining lease term - operating leases	6.1 years	7.3 years
Weighted-average discount rate - operating leases	8.0%	10.0%

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Maturity of lease liabilities under the Company’s non-cancellable operating leases as of December 31, 2021, are as follows:

Schedule of maturities of operating lease liabilities

Payments due by period
2022	$1,684,000
2023	1,404,000
2024	1,298,000
2025	914,000
2026	712,000
Thereafter	1,817,000
Total lease payments	7,829,000
Less interest	(2,493,000)
Present value of lease liabilities	$5,336,000

24. NOTES PAYABLE

Notes payable at December 31, 2021 and 2020, were comprised of the following.

Schedule of notes payable

	Interest Rate	Due Date	December 31, 2021	December 31, 2020
Esousa purchased notes			$-	$200,000
Short-term notes payable	12.0%	2022	118,000	1,148,000
10% original issue discount senior secured notes	8.0%	March 31, 2022	65,972,000	-
AGREE Madison secured construction loans	7.0%	January 1, 2025	55,055,000
Paycheck Protection Program Loans	1.0%		-	1,162,000
Short-term bank line of credit	3.9%	2021	960,000	1,421,000
Total notes payable			$122,105,000	$3,931,000
Less:
Unamortized debt discounts			(27,496,000)	-
Total notes payable, net			$94,609,000	$3,931,000
Less: current portion			(39,554,000)	(3,595,000)
Other			-	336,000
Notes payable – long-term portion			$55,055,000	$336,000

During the years ended December 31, 2021 and 2020, the Company recorded amortization of debt discounts of $1.1 million and $7.3 million, respectively.

December 2021 Secured Promissory Notes

On December 30, 2021, the Company entered into a securities purchase agreement with certain sophisticated investors providing for the issuance of:

●	secured promissory notes (the “Secured Promissory Notes”) that bear interest at 8% per annum with an aggregate principal face amount of approximately $66 million including a 10% original issue discount;

●	five-year warrants to purchase an aggregate of 14,095,350 shares of the Company’s common stock at an exercise price of $2.50, subject to adjustment; and

●	five-year warrants to purchase an aggregate of 1,942,508 shares of Common Stock (the “Class B Warrant Shares”) at an exercise price of $2.50 per share, subject to adjustment. The Class B Warrant Shares are deemed to be a derivative instrument.

The Secured Promissory Notes were repaid in March 2022 (see Note 33).

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AGREE Madison Construction Loan Agreements

On December 22, 2021, AGREE Madison, through various wholly-owned subsidiaries, entered into construction loan agreements. The outstanding balances under the construction loans was $55.1 million as of December 31, 2021. The construction loans are due on January 1, 2025, but may be extended for two additional 12-month terms, subject to certain terms and conditions as set forth in the construction loan agreements. The loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The AGREE Madison subsidiaries will make monthly installment payments of interest only, starting January 1, 2022. Ault Alliance also provided a completion guaranty to the lenders for the completion of the property improvement plans.

Notes Payable Maturities

The contractual maturities of the Company’s notes payable, assuming the exercise of all extensions that are exercisable solely at the Company’s option, as of December 31, 2021 were:

Schedule Of Maturities

Year
2022		$67,504,000
2023		-
2024		-
2025		55,055,000
	$122,559,000

25. NOTES PAYABLE – RELATED PARTIES

Notes payable – related parties at December 31, 2021 and 2020, were comprised of the following:

		December 31,
	2021	2020
Notes payable, related parties	$-	$240,000
Less: current portion	-	(188,000)
Notes payable, related parties – long-term portion	$-	$52,000

Microphase was party to several notes payable agreements with six of its past officers, employees and their family members. As of December 31, 2021, the related party notes payable were paid in full.

26. CONVERTIBLE NOTES

Convertible Notes Payable at December 31, 2021 and 2020, were comprised of the following:

	Conversion Price Per Share	Interest Rate	Due Date	December 31, 2021	December 31, 2020
4% Convertible promissory note	$4.00 (BitNile)	4%	2024	$660,000	$660,000
Less: Unamortized debt discounts				(192,000)	(274,000)
Total convertible notes payable, net of financing cost, long term				$468,000	$386,000

27. CONVERTIBLE NOTE – RELATED PARTY

On February 5, 2020, the Company issued an 8% convertible promissory note in the principal amount of $1,000,000 to Ault & Company (the “Ault & Company Convertible Note”). The principal amount of this note, plus any accrued and unpaid interest at a rate of 8% per annum, was due and payable on August 5, 2020. The Ault & Company Convertible Note was convertible into Common Stock at a conversion price of $1.45 per share. During the years ended December 31, 2021 and 2020, the Ault & Company Convertible Note was converted into 0.3 million and 0.4 million shares, respectively, in full satisfaction thereof.

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28. COMMITMENTS AND CONTINGENCIES

Giga-tronics, Incorporated Share Exchange Agreement

On December 27, 2021, the Company and GWW entered into a share exchange agreement with Giga-tronics Incorporated, a California corporation (“GIGA”). Pursuant to the exchange agreement, GIGA will acquire all of the outstanding shares of capital stock of GWW in exchange for issuing to the Company 2,920,085 shares of GIGA’s common stock and 514.8 shares of a new series of preferred stock which are convertible into an aggregate of 3,960,043 shares of GIGA common stock, subject to adjustment, and the assumption of GWW’s equity awards representing, on an as-assumed basis, 249,875 shares of GIGA’s restricted shares of common stock (the “Exchange Transaction”). Completion of the Exchange Transaction is subject to the approval of GIGA’s shareholders and customary closing conditions.

Immediately following the completion of the Exchange Transaction, GWW will be a wholly-owned subsidiary of GIGA. In addition, the Exchange Agreement provides that the Company will loan GIGA $4.25 million pursuant to a convertible promissory note upon the closing of the Exchange Transaction, and following the closing, GIGA will repurchase or redeem all of its shares of Series B, Series C, Series D and Series E preferred stock currently outstanding. Assuming the repurchase of the outstanding preferred and based upon 2,725,010 shares of GIGA common stock outstanding, following the issuance to the Company of the shares of GIGA common stock and the GIGA preferred stock pursuant, the Company would hold approximately 68% of the outstanding voting power and capital stock of GIGA, and existing holders of GIGA common stock would hold approximately 32%.

Advertising Sponsorship Agreement

The Company entered into an advertising sponsorship agreement. The sponsorship fee is $5.5 million per year, subject to certain termination provisions.

Blockchain Mining Supply and Services, Ltd.

On November 28, 2018, Blockchain Mining Supply and Services, Ltd. (“Blockchain Mining”) a vendor who sold computers to one of the Company’s subsidiaries, filed a Complaint (the “Complaint”) in the United States District Court for the Southern District of New York against the Company and the Company’s subsidiary, Digital Farms, Inc. (f/k/a Super Crypto Mining, Inc.), in an action captioned Blockchain Mining Supply and Services, Ltd. v. Super Crypto Mining, Inc. and DPW Holdings, Inc., Case No. 18-cv-11099.

The Complaint asserts claims for breach of contract and promissory estoppel against the Company and its subsidiary arising from the subsidiary’s alleged failure to honor its obligations under the purchase agreement. The Complaint seeks monetary damages in excess of $1,388,495, plus attorneys’ fees and costs.

The Company intends to vigorously defend against the claims asserted against it in this action.

On April 13, 2020, the Company and its subsidiary, jointly filed a motion to dismiss the Complaint in its entirety as against us, and the promissory estoppel claim as against its subsidiary. On the same day, the Company’s subsidiary also filed a partial Answer to the Complaint in connection with the breach of contract claim.

On April 29, 2020, Blockchain Mining filed an amended complaint (the “Amended Complaint”). The Amended Complaint asserts the same causes of action and seeks the same damages as the initial Complaint.

On May 13, 2020, the Company and its subsidiary, jointly filed a motion to dismiss the Amended Complaint in its entirety as against the Company, and the promissory estoppel claim as against of its subsidiary. On the same day, the Company’s subsidiary also filed a partial Answer to the Amended Complaint in connection with the breach of contract claim.

In its partial Answer, the Company’s subsidiary admitted to the validity of the contract at issue and also asserted numerous affirmative defenses concerning the proper calculation of damages.

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On December 4, 2020, the Court issued an Order directing the parties to engage in limited discovery (the “Limited Discovery”) to be completed by March 4, 2021. In connection therewith, the Court also denied the defendants’ motion to dismiss without prejudice.

On June 2, 2021, the Company and its subsidiary filed a motion to dismiss the amended complaint in its entirety as against the Company, and the promissory estoppel claim as against the subsidiary.

The motion to dismiss has been fully briefed and is currently pending before the Court.

Based on the Company’s assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, the Company has established a reserve in the amount of the unpaid portion of the purchase agreement, which is included in accounts payable and accrued expenses. An unfavorable outcome may have a material adverse effect on the Company’s business, financial condition and results of operations.

Ding Gu (a/k/a Frank Gu) and Xiaodan Wang Litigation

On January 17, 2020, Ding Gu (a/k/a Frank Gu) (“Gu”) and Xiaodan Wang (“Wang” and with “Gu” collectively, “Plaintiffs”), filed a Complaint (the “Complaint”) in the Supreme Court of the State of New York, County of New York against the Company and the Company’s Chief Executive Officer, Milton C. Ault, III, in an action captioned Ding Gu (a/k/a Frank Gu) and Xiaodan Wang v. DPW Holdings, Inc. and Milton C. Ault III (a/k/a Milton Todd Ault III a/k/a Todd Ault), Index No. 650438/2020.

The Complaint asserts causes of action for declaratory judgment, specific performance, breach of contract, conversion, attorneys’ fees, permanent injunction, enforcement of Guaranty, unjust enrichment, money had and received, and fraud arising from: (i) a series of transactions entered into between Gu and us, as well as Gu and Ault, in or about May 2019; and (ii) a term sheet entered into between Plaintiffs and the Company, in or about July 2019. The Complaint seeks, among other things, monetary damages in excess of $1.1 million, plus a decree of specific performance directing the Company to deliver unrestricted shares of common stock to Gu, plus attorneys’ fees and costs.

The Company intends to vigorously defend against the claims asserted against it in this action.

On May 4, 2020, the Company and Ault jointly filed a motion to dismiss the Complaint in its entirety, with prejudice.

On July 28, 2021, the Court conducted oral argument in connection with the motion to dismiss. During the oral argument, the Court informed the parties that the Court was dismissing the fraud claim, in its entirety, and provided Plaintiffs an opportunity to amend their fraud claim within sixty days of the date of the oral argument. The Court reserved decision on the other causes of action.

On December 14, 2021, the Court entered a decision and order in connection with the motion to dismiss whereby the Court dismissed Plaintiff’s causes of action for specific performance, conversion, permanent injunction, and reiterated its prior determination that the fraud claim was also dismissed. The Court denied the motion to dismiss in connection with the other causes of action asserted in the complaint.

On January 26, 2022, the Company and Mr. Ault filed an answer to the complaint and asserted numerous affirmative defenses.

Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. An unfavorable outcome may have a material adverse effect on the Company’s business, financial condition and results of operations.

Subpoena

The Company and certain affiliates and related parties have received several subpoenas from the SEC for the production of documents and testimony. The Company is fully cooperating with this non-public, fact-finding inquiry and management believes that the Company has operated its business in compliance with all applicable laws. The subpoenas expressly provide that the inquiry is not to be construed as an indication by the SEC or its staff that any violations of the federal securities laws have occurred, nor should they be considered a reflection upon any person, entity or security. However, there can be no assurance as to the outcome of this matter.

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Other Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. The Company is regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. The Company records a liability when it believes that it is probable that a loss has been incurred and the amount can be reasonably estimated. If the Company determines that a loss is reasonably possible and the loss or range of loss can be estimated, the Company discloses the reasonably possible loss. The Company evaluates developments in its legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

With respect to the Company’s other outstanding matters, based on the Company’s current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

29. STOCKHOLDERS’ EQUITY

Preferred Stock

The Company is authorized to issue 25,000,000 shares of Preferred Stock $0.001 par value. The Board has designated 1,000,000 shares as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), 500,000 shares as Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and 2,500 shares as Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”). The rights, preferences, privileges and restrictions on the remaining authorized 23,497,500 shares of Preferred Stock have not been determined. The Board is authorized to designate a new series of preferred shares and determine the number of shares, as well as the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred shares. As of December 31, 2021, there were 7,040 shares of Series A Preferred Stock, 125,000 shares of Series B Preferred Stock and no other shares of Preferred Stock issued or outstanding.

Common Stock

Common stock confers upon the holders the rights to receive notice to participate and vote at any meeting of stockholders of the Company, to receive dividends, if and when declared, and to participate in a distribution of surplus of assets upon liquidation of the Company. The Class B common stock carries the voting power of 10 shares of Class A common stock, referred to herein as the common stock.

2020 Issuances

2020 Ascendiant ATM Offering

On October 2, 2020, the Company entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant Capital”) to sell shares of common stock having an aggregate offering price of up to $8,975,000 from time to time, through an “at the market offering” program (the “2020 ATM Offering”). On December 1, 2020, the Company filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2020 ATM Offering, as amended under the Sales Agreement to $40,000,000 in the aggregate, inclusive of the up to $8,975,000 in shares of common stock previously sold in the 2020 ATM Offering. The offer and sale of shares of common stock from the 2020 ATM Offering was made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-222132) which became effective on January 11, 2018. Through December 31, 2020, the Company had received gross proceeds of $39,978,350 through the sale of 12,582,000 shares of common stock from the 2020 ATM Offering. The 2020 ATM Offering was terminated on December 31, 2020.

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Issuances of Common Stock for Services

During the year ended December 31, 2020, the Company issued 102,500 shares of common stock as payment for services to its consultants. The shares were valued at $182,575, an average of $1.78 per share.

Issuance of Common Stock in Payment of Short Term Advances, Related Party

On December 23, 2019, the Company entered into a securities purchase agreement with Ault & Company. Pursuant to the terms of this agreement, Ault & Company agreed to purchase an aggregate of 660,667 shares of common stock for a total purchase price of $739,948 at a purchase price per share of $1.12, subject to the approval of the NYSE American. The sale was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 660,667 shares of common stock.

Issuance of Common Stock in Payment of Accrued Liability

On March 4, 2020, pursuant to the terms of the securities purchase agreement for the sale of the Dominion short-term promissory note, the Company issued to Dominion 12,500 shares of common stock in satisfaction of accrued liabilities of $73,154.

During the year ended December 31, 2020, the Company issued 217,398 shares of common stock in satisfaction of accrued liabilities of $639,991.

Issuance of Common Stock for Conversion of Debt

During the year ended December 31, 2020, principal and accrued interest of $6,411,795 and $2,196,599, respectively, on the Company’s debt securities was satisfied through the issuance of 9,632,219 shares of common stock. The Company recognized a loss on extinguishment of $15,572,326 as a result of these issuances.

On August 20, 2020, the Company issued 413,793 shares of common stock upon the conversion of $600,000 in principal on the Ault & Company Convertible Note.

Issuance of Common Stock Upon Exercise of Warrants

Between November 24, 2020 and December 17, 2020, the Company issued a total of 814,095 shares of common stock upon the cash and cashless exercise of warrants to purchase an aggregate of 919,134 shares of common stock. These warrants were issued in conjunction with the following debt financings: (i) the 10% Convertible Promissory Note issued on April 13, 2020, (ii) the May 2020 Promissory Notes issued on May 28, 2020and (iii) the June ‘20 Short-Term Promissory Notes issued on June 26, 2020. The Company received cash of $52,826 and extinguished warrant liabilities of $824,349 as a result of these warrant exercises.

2021 Issuances

2021 ATM Offering

On January 22, 2021, the Company entered into an At-The-Market Issuance Sales Agreement (the “2021 Sales Agreement”) with Ascendiant Capital to sell shares of common stock having an aggregate offering price of up to $50 million from time to time, through an “at the market offering” program (the “2021 ATM Offering”). On February 16, 2021, the Company filed an amendment to the prospectus supplement with the SEC to increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the Sales Agreement to $125 million in the aggregate, inclusive of the up to $50 million in shares of common stock previously sold in the 2021 ATM Offering. On March 5, 2021, the Company filed a second amendment to the prospectus supplement with the SEC to further increase the amount of common stock that may be offered and sold in the 2021 ATM Offering, as amended under the Sales Agreement to $200 million in the aggregate, inclusive of the up to $125 million in shares of common stock previously sold in the 2021 ATM Offering. The offer and sale of shares of common stock from the 2021 ATM Offering was made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-251995) which became effective on January 20, 2021. Through December 31, 2021, the Company had received gross proceeds of $200 million through the sale of 52.6 million shares of common stock from the 2021 ATM Offering. The 2021 ATM Offering was terminated in December 2021.

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Issuance of Common Stock for Conversion of Debt

During January 2021, the Company issued to Esousa Holdings, LLC an aggregate of 183,214 shares of the Company’s common stock upon the exchange of principal and interest in the amount of $200,000 and $16,000, respectively. A loss on extinguishment of $234,000 was recognized on the issuance of common stock based on the fair value of the Company’s common stock at the date of the exchanges.

Issuance of Common Stock for Convertible Promissory Note, Related Party

On May 12, 2021, the Company issued 275,862 shares of common stock to Ault & Company upon the conversion of $400,000 of principal on an 8% convertible promissory note dated February 5, 2020.

Issuance of Common Stock Upon Exercise of Warrants

During the year ended December 31, 2021, the Company issued 2.4 million shares of common stock upon the exercise of warrants.

Issuance of Common Stock for Restricted Stock Awards

During the year ended December 31, 2021, the Company issued 1.2 million shares of common stock upon vesting of restricted stock awards.

Securities Purchase Agreement, Related Party

On June 11, 2021, the Company entered into a securities purchase agreement with Ault & Company. Under the terms of the agreement, Ault & Company agreed to purchase an aggregate of 1,000,000 shares of the Company’s common stock for a total purchase price of $2.99 million, at a purchase price per share of $2.99, which was $0.05 per share above the closing stock price on June 10, 2021, subject to the approval of the NYSE American.

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30. INCOME TAXES

The following is a geographical breakdown of income/loss before the provision for income tax, for the years ended December 31, 2021 and 2020:

	2021	2020
Pre-tax income (loss)
U.S. Federal	$(24,644,000)	$(32,382,000)
Foreign	803,000	(1,030,000)
Total	$(23,841,000)	$(33,412,000)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

Schedule of deferred tax assets

	2021	2020
Deferred tax asset:
Allowance for doubtful accounts	$361,000	$359,000
Unrealized losses	5,413,000	10,000
Obsolete inventory	375,000	3,000
Stock compensation	1,915,000	881,000
Other carryforwards	132,000	484,000
Net operating loss carryforwards	8,716,000	5,913,000
Lease liability	888,000	798,000
Credit loss	560,000	559,000
Accrued expenses	2,157,000	934,000
Total deferred tax asset	20,517,000	9,941,000

Deferred tax liability:
Right-of-use assets	(857,000)	(756,000)
Fixed assets, net	(3,937,000)	(160,000)
Intangible assets, net	(256,000)	(1,000)
Total deferred income tax liabilities	(5,050,000)	(917,000)

Net deferred income tax assets	15,467,000	9,024,000
Valuation allowance	(15,467,000)	(9,038,000)
Deferred tax asset (liability), net	$-	$(14,000)

At December 31, 2021, the Company had federal and state net operating loss carry forwards (“NOLs”) for income tax purposes of approximately $25.6 million and $19.4 million after application of limitation set forth in Section 382 of the Internal Revenue Code (“§382”). In accordance with §382, future utilization of the Company’s NOLs is subject to an annual limitation as a result of ownership changes that occurred previously. The Company also maintains NOLs in various foreign jurisdictions.

At December 31, 2021, Microphase, an entity not consolidated for income tax purposes, utilized its remaining NOLs. The Company has not completed a formal §382 study and completion of such an analysis in future periods may yield income tax provision impacts in subsequent financial statements.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not some portion or all deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all positive and negative evidence, including the Company’s generation of NOLs in current and prior periods, there is substantial doubt regarding the Company’s ability to utilize its deferred tax assets, therefore, the Company recorded a full valuation allowance. For the year ended December 31, 2021, the valuation allowance increased by $6.4 million.

F-50

The net income tax provision (benefit) consisted of the following:

Schedule of net income tax benefit

	2021	2020
Current
U.S. Federal	$69,000	$-
U.S. State	35,000	-
Foreign	26,000	25,000
Total current provision	130,000	25,000
Deferred
U.S. Federal	-	-
U.S. State	-	-
Foreign	-	(49,000)
Total deferred provision (benefit)	130,000	(24,000)
Total provision (benefit) for income taxes	$130,000	$(24,000)

The Company’s effective tax rates were 0.9% and (0.1%) for the years ended December 31, 2021 and 2020, respectively. During the year ended December 31, 2021, the effective tax rate differed from the U.S. federal statutory rate primarily due to the change in valuation allowance. The reconciliation of income tax attributable to operations computed at U.S. Federal statutory income tax rates of 21% to income tax expense is as follows:

Schedule of reconciliation of income tax attributable to operations

	2021	2020
Expected federal income tax benefit	21.0%	21.0%
State taxes net of federal benefit	6.1%	8.1%
Foreign rate differential	0.3%	-0.3%
Section 382 limitation	0.0%	-34.7%
PPP forgiveness	0.4%	0.0%
Effect of change in valuation allowance	-26.0%	21.1%
Beneficial conversion feature	0.0%	-0.1%
Deconsolidation of I.AM	0.0%	1.5%
Loss on extinguishment of debt	0.0%	-9.8%
Return to provision adjustment	0.0%	-7.8%
Permanent differences	-0.1%	0.0%
IRC Section 162(m) compensation limitation	-0.7%	0.0%
Excess tax benefit - windfall/(shortfall)	0.7%	0.0%
Other	-2.6%	0.9%
Income tax benefit	-0.9%	-0.1%

The Company accounts for uncertain tax positions in accordance with ASC 740-10-25. ASC 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2021 and 2020, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

The Company’s statute of limitations remains open for various taxable years, in various U.S. federal, U.S. state and foreign jurisdictions. Earnings in all foreign jurisdictions are permanently reinvested.

F-51

31. NET LOSS PER SHARE

Net loss per share is computed by dividing the net loss to common stockholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss position for all periods presented. Anti-dilutive securities, which are convertible into or exercisable for common stock, consisted of the following at December 31, 2021 and 2020:

Net Loss Per Share

		December 31,
	2021	2020
Stock options	6,396,000	851,000
Restricted stock grants	2,775,000	-
Warrants	20,015,000	3,309,000
Convertible notes	165,000	441,000
Conversion of preferred stock	2,000	2,000
Total	29,353,000	4,603,000

F-52

32. SEGMENT AND CUSTOMERS INFORMATION

The Company has three reportable segments as of December 31, 2021 and 2020; see Note 1 for a brief description of the Company’s business.

The following data presents the revenues, expenditures and other operating data of the Company’s operating segments and presented in accordance with ASC 280.

Segment information for the year ended December 31, 2021:

	GWW	TurnOnGreen	Ault Alliance	Crypto- currency	Real Estate	Ault Disruptive	Holding Company	Total
Revenue	$25,581,000	$5,346,000	$192,000	$-	$-	$-	$-	$31,119,000
Revenue, cryptocurrency mining, net	-	-	-	3,450,000	-	-	-	3,450,000
Revenue, commercial real estate leases	-	-	-	788,000	-	-	-	788,000
Revenue, lending and trading activities	-	-	16,854,000	-	-	-	-	16,854,000
Revenue, hotel	-	-	-	-	189,000	-	-	189,000
Total revenues	$25,581,000	$5,346,000	$17,046,000	$4,238,000	$189,000	$-	$-	$52,400,000

Depreciation and amortization expense	$876,000	$25,000	$-	$1,384,000	$138,000	$-	$55,000	$2,478,000

Income (loss) from operations	$(1,298,000)	$(1,518,000)	$3,794,000	$1,541,000	$(194,000)	$(20,000)	$(20,666,000)	$(18,361,000)

Capital expenditures for the year ended December 31, 2021	$947,000	$18,000	$-	$85,927,000	$86,884,000	$-	$217,000	$173,993,000

Identifiable assets as of December 31, 2021	$33,716,000	$4,601,000	$81,415,000	$99,590,000	$93,838,000	$119,335,000	$57,791,000	$490,286,000

Segment information for the year ended December 31, 2020:

	GWW	TurnOnGreen	Ault Alliance	Holding Company	Total
Revenue	$18,213,000	$5,416,000	$-	$-	$23,629,000
Revenue, lending and trading activities	-	-	242,000	-	242,000
Total revenues	$18,213,000	$5,416,000	$242,000	$-	$23,871,000

Depreciation and amortization expense	$508,000	$33,000	$175,000	$12,000	$728,000

Income (loss) from operations	$(955,000)	$(117,000)	$19,000	$(4,980,000)	$(6,033,000)

Capital expenditures for the year ended December 31, 2021	$550,000	$26,000	$3,000	$3,000	$582,000

Identifiable assets as of December 31, 2020	$30,194,000	$2,207,000	$4,515,000	$38,727,000	$75,643,000

Concentration Risk:

The following table provides the percentage of total revenues attributable to a single customer from which 10% or more of total revenues are derived:

For the Year Ended
December 31, 2021

	Total Revenues	Percentage of
	by Major	Total Company
	Customers	Revenues
Customer A	$9,575,000	18%

F-53

	For the Year Ended
	December 31, 2020
	Total Revenues	Percentage of
	by Major	Total Company
	Customers	Revenues
Customer A	$7,742,000	32%
Customer B	$2,502,000	10%

Revenue from Customer A is attributable to Enertec. Revenue from Customer B is attributable to Microphase.

33. SUBSEQUENT EVENTS

2022 ATM Offering

On February 25, 2022, the Company entered into an At-The-Market issuance sales agreement with Ascendiant Capital to sell shares of common stock having an aggregate offering price of up to $200 million (the “2022 ATM Offering”). As of April 1, 2022, the Company had sold an aggregate of 146.0 million shares of common stock pursuant to the 2022 ATM Offering for gross proceeds of $114.6 million.

Repayment of Senior Secured Notes

On March 30, 2022, the Company fully paid its $66 million senior secured notes and accrued interest. The 10% original issuance discount promissory notes were sold in December 2021 and were due and payable on March 31, 2022.

Investments in Alpha Fund

During the period between January 1, 2022 through April 5, 2022, the Company purchased an additional $3.0 million of limited partnership interests in the Alpha Fund. As of April 5, 2022, the Company had subscribed for $20.0 million of limited partnership interests in the Alpha Fund, of which $19 million was funded.

Investments by Alpha Fund

During the period between January 1, 2022 and April 5, 2022, Alpha Fund purchased 1,000,000 shares of the Company’s common stock in open market transactions at an average purchase price of $0.97 per share. As of April 5, 2021, the Alpha Fund owned 7,100,000 shares of the Company’s common stock.

Amendment to GIGA Share Exchange Agreement

On April 5, 2022, the Company and GWW amended its share exchange agreement with GIGA amending and restating the related term note to reflect that DP Lending has loaned to Giga an aggregate of $1.3 million thereunder.

F-54

ANNEX B

BITNILE HOLDINGS, INC.

2022 STOCK INCENTIVE PLAN

(effective September 6, 2022, subject to stockholder approval)

1	General

1.1       Purpose. The purposes of the BitNile Holdings, Inc. 2022 Stock Incentive Plan (the “Plan”) is to promote the interests of BitNile Holdings, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2       Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3       Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

B-1

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

B-2

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

B-3

Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

B-4

2	Administration

2.1         Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2          Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3       Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4       Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6       Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

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3	Available Shares of Stock under the Plan

3.1       Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 75,000,000. Any shares of Stock that are subject to Options or SARs or any type of Award shall be counted against this limit as one (1) share for every one (1) share granted.

3.2       Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as one (1) share for every one (1) share subject to Options, SARs or any other type of Award granted under the Plan.

3.3       Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4       Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5       Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

3.6       Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

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4	Awards

4.1       General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2       Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

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(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

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4.3          Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4       Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5	Operation

5.1       Duration. Grants may be made under the Plan through December 29, 2030. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

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5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7       Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10       Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11       Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

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(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12       Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

8	Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

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9	Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

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